UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ATHENE HOLDING LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ATHENE HOLDING LTD.

Chesney House, 96 Pitts Bay Road,

Pembroke, HM08, Bermuda

January 6, 2020

Dear Shareholder,

You are cordially invited to attend a Special General Meeting of Shareholders of Athene Holding Ltd. (the “Company” or “Athene”) to be held on February 12, 2020 at 8:30 a.m., Greenwich Mean Time, at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom (the “Special Meeting”).

On October 27, 2019, the Company entered into a Transaction Agreement with Apollo Global Management, Inc. (“Apollo”) and certain of its affiliates (the “Transaction Agreement”) under which affiliates of Apollo will make a significant investment in the Company (the “Proposal”). Apollo, through its affiliates, is, before such investment, a significant shareholder of the Company. Pursuant to the Transaction Agreement, the Company is proposing to make certain amendments to the Twelfth Amended and Restated Bye-laws of the Company (the “Bye-laws”), by way of amending and restating the Bye-laws (the “Thirteenth Amended and Restated Bye-laws”), and is seeking shareholder approval for the Thirteenth Amended and Restated Bye-laws and for certain other corporate actions related to the Proposal, as described in the Transaction Agreement. The amendments to the Bye-laws would reflect, among other items, the elimination of the Company’s current multi-class share structure (the “Multi-Class Share Elimination”). In connection with the Multi-Class Share Elimination, (i) all of the Class B common shares of the Company (“Class B Common Shares”) would be converted into an equal number of Class A common shares of the Company (“Class A Common Shares”) on a one-for-one basis (the “Class B Exchange”) and (ii) all of the Class M common shares of the Company (“Class M Common Shares”), including those that will vest at the time of the closing of the Share Issuance (as defined herein), would be converted into a combination of Class A Common Shares and warrants to purchase Class A Common Shares (as further described in the accompanying proxy statement) (the “Class M Exchange”). As part of the Proposal, the Company would also issue 35,534,942 new Class A Common Shares that the Company (or its subsidiaries) would transfer to certain affiliates of Apollo which comprise the Apollo Operating Group (collectively, the “AOG”) for approximately $1.55 billion, consisting of (i) 29,154,519 equity interests of the AOG valued at approximately $1.2 billion (based on the closing market price of Apollo Class A common shares on October 25, 2019 and applying a 2.3% premium to the closing market price of the Class A Common Shares on October 25, 2019, the last trading day prior to the public announcement of the Proposal) and (ii) $350 million in cash (together, the transactions described in clauses (i) and (ii), constituting the “Share Issuance”). As part of the Proposal, the Company would also grant to Apollo the right to purchase additional Class A Common Shares from the Company from the date of the closing of the Share Issuance until 180 days after such date to the extent that the issued and outstanding Class A Common Shares beneficially owned by Apollo, controlled affiliates of Apollo and each employee of and consultant to Apollo and the controlled affiliates of Apollo (inclusive of any Class A Common Shares over which any such persons have a valid proxy, the “Conditional Right Shares”) do not equal at least 35% of the issued and outstanding Class A Common Shares, on a fully diluted basis (the “Conditional Right”). Additionally, the Company would grant to an affiliate of Apollo the right to purchase up to that number of Class A Common Shares that would increase by five percentage points the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares, calculated on a fully diluted basis (the “Facility Right”). The Share Issuance, the Conditional Right and the Facility Right are collectively referred to as the “Share Transactions.” Each of the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange, the Share Transactions and the proposal to adjourn the Special Meeting, each as further described in the accompanying proxy statement, require the approval of our shareholders.

At the Special Meeting, our shareholders will be asked to consider and vote on proposals to approve the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange, the proposal to adjourn the Special Meeting from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposals set forth in the accompanying proxy statement if there are insufficient votes at the time of the Special Meeting to approve such proposals, and, in accordance with Section 312.03(b) of the New York Stock Exchange Listed Company Manual, the Share Transactions.

The disinterested directors of the Board, upon a recommendation of a special committee of the Board, unanimously recommend that its shareholders vote “FOR” the proposals to approve the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange, the Share Transactions and the proposal to adjourn the Special Meeting as set forth in the accompanying proxy statement for the Special Meeting.

Only shareholders of record of Class A Common Shares, Class B Common Shares and, solely with respect to the proposal to approve the Thirteenth Amended and Restated Bye-laws and the proposal to approve the Class M Exchange, vested Class M Common Shares, as shown by the Register of Shareholders and the records of Computershare Trust Company, N.A. and the Company at the close of business on November 12, 2019 (the “Record Date”) are entitled to receive notice, and only those shareholders as of the Record Date are entitled to vote at the Special Meeting or any adjournment or postponement thereof. CERTAIN HOLDERS OF CLASS A COMMON SHARES MAY NOT BE ENTITLED TO VOTE OR MAY HAVE THEIR VOTING RIGHTS LIMITED OR OTHERWISE ADJUSTED IN ACCORDANCE WITH THE BYE-LAWS AND AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ACCORDANCE WITH THE BYE-LAWS, THE BOARD OF DIRECTORS OF THE COMPANY RETAINS THE AUTHORITY, IN ITS SOLE AND ABSOLUTE DISCRETION, TO DETERMINE WHETHER A HOLDER’S SHARES CARRY NO VOTING RIGHTS, REDUCED VOTING RIGHTS OR ADJUSTED VOTING RIGHTS. PLEASE SEE THE ACCOMPANYING PROXY STATEMENT FOR A DESCRIPTION OF THE VOTING RIGHTS APPLICABLE TO HOLDERS OF CLASS A COMMON SHARES AND CLASS B COMMON SHARES, TO THE EXTENT THEY ARE ENTITLED TO VOTE.

The proxy statement and accompanying materials are first being mailed to shareholders on or about January 9, 2020.

Under Bermuda law, if an item set out in this letter or the accompanying proxy statement is no longer applicable at the time of the meeting, the Chairman of the meeting may decide not to put such resolution to a vote at the meeting.

YOU MAY COMPLETE YOUR PROXY BY INTERNET OR MAIL AS SET FORTH ON THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. PROXIES SUBMITTED BY THE INTERNET OR MAIL MUST BE RECEIVED BY 9:00 A.M., ATLANTIC STANDARD TIME, ON FEBRUARY 11, 2020. YOU MAY ALSO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. YOUR SHARES WILL BE VOTED PURSUANT TO THE INSTRUCTIONS CONTAINED IN YOUR COMPLETED PROXY. IF YOU RETURN A SIGNED PROXY CARD AND NO INSTRUCTIONS ARE GIVEN, YOUR SHARES WILL BE VOTED “FOR” ITEMS 1–5.

If you have any questions or need assistance voting your common shares, please contact Georgeson LLC, our proxy solicitor, by calling toll-free at (888) 663-7851.

By order of the board of directors,

/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel

ATHENE HOLDING LTD.

NOTICE OF

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 12, 2020

DATE AND TIME	8:30 a.m., Greenwich Mean Time, on February 12, 2020

PLACE	The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom

ITEMS OF BUSINESS	(1)	To consider and vote on a proposal to approve the Thirteenth Amended and Restated Bye-laws of the Company (the “Thirteenth Amended and Restated Bye-laws”), which would amend and restate in its entirety, at the closing of the Share Issuance, the Twelfth Amended and Restated Bye-laws of Athene Holding Ltd. (the “Company”), adopted on June 4, 2019 (the “Bye-laws”), and provide amendments as follows:

•	Eliminate the multi-class common share structure of the Company;

•

Modify the voting cutback that is applicable to persons who own, or are treated as owning, Class A common shares of the Company (“Class A Common Shares”) that represent more than 9.9% of the total voting power of the Company (the “9.9% Voting Cutback”). As modified, the 9.9% Voting Cutback applies to limit to 9.9% the voting power of the Company owned by persons who, together with their affiliates, beneficially own more than 9.9% of the voting power of the Company, subject to exemptions as authorized by (i) until March 31, 2021, 70% of the board of directors of the Company (the “Board”) and (ii) after March 31, 2021, 75%, of the Board. The Board is also granted authority to eliminate the 9.9% Voting Cutback, as authorized by (i) until March 31, 2021, 70% of the Board and (ii) after March 31, 2021, 75%, of the Board. In connection with such amendments, the Board has, subject to approval of the Thirteenth Amended and Restated Bye-laws at the Special Meeting, (i) resolved to exempt shares beneficially owned by the Apollo Group (as defined in the Bye-laws) from the 9.9% Voting Cutback and (ii) delegated authority to the Company’s independent directors to eliminate the applicability of the 9.9% Voting Cutback altogether in the event that they determine that it is the sole impediment to the Class A Common Shares being listed on the Standard & Poor’s 500 Stock Index (or, if Standard & Poor’s then maintains any index with broader representation in terms of market capitalization and number of companies represented, such other index);

•

Modify and narrow the existing rule that deems certain Class A Common Shares to be non-voting so that it applies only when the 9.9% Voting Cutback is in effect with respect to one or more persons and only to Class A Common Shares owned, or treated as owned, by persons (other than Apollo, its affiliates, and persons who have granted Apollo a valid proxy) who own, or are treated as owning, shares of Apollo;

•

Add a voting cutback that would apply only when the 9.9% Voting Cutback is in effect with respect to one or more persons and would limit to 49.9% the voting power of the Company owned, or treated as owned, by certain persons or groups of persons who do not own more than 50% of the value of the Company’s shares;

•	Add certain procedural requirements necessary for shareholders to take action by written resolution;

•	Permit certain provisions relating to the nomination of directors to be modified by the Shareholders Agreement (as defined and described in the accompanying proxy statement);

•

Eliminate certain transfer restrictions applicable to transfers of common shares of the Company that would result in 19.9% or more of the total voting power or value of the Company being owned, or treated as owned, by persons who are either (i) both “United States shareholders” of the Company under Section 953(c) of the Internal Revenue Code of 1986, as amended (the “Code”), and Related Insured Entities (as defined in the Bye-laws) or (ii) both related to “United States shareholders” of the Company under Section 953(c) of the Code and Related Insured Entities;

•

Make technical modifications to the restrictions on transactions between the Company and the Apollo Group (as defined in the Bye-laws) as a result of the elimination of the multi-class common share structure of the Company;

•

Modify the provisions of the Bye-laws that require the Company to refer the subject matter of certain matters with respect to its subsidiaries upon which it has the right to vote to its shareholders, and vote in accordance with the votes of its shareholders, so that those provisions apply only when the 9.9% Voting Cutback is in effect with respect to one or more persons; and

•	Update the list of insurance subsidiaries and ceding companies attached as Schedule 1 to the Bye-laws.

(2)	To consider and vote on a proposal to approve the conversion of all the Class B common shares of the Company (“Class B Common Shares”) into an equal number of Class A Common Shares on a one-for-one basis (the “Class B Exchange”).

(3)	To consider and vote on a proposal to approve the conversion of all Class M common shares of the Company (“Class M Common Shares”), including those that will vest at the time of the closing of the Share Issuance (as defined in the accompanying proxy statement), into a combination of Class A Common Shares and warrants to purchase Class A Common Shares (as further described in the accompanying proxy statement) (the “Class M Exchange”).

(4)	To consider and vote on a proposal to approve, in accordance with Section 312.03(b) of the New York Stock Exchange Listed

Company Manual, the Share Transactions (as defined in the accompanying proxy statement).

(5)	To consider and vote on a proposal to adjourn the Special Meeting from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposals set forth in the accompanying proxy statement if there are insufficient votes at the time of the special meeting to approve such proposals.

RECORD DATE	You are entitled to vote only if you were a shareholder of record at the close of business on November 12, 2019.

PROXY VOTING	It is important that your shares be represented and voted at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to vote electronically via the internet or by dating, signing and completing the proxy card and returning it in accordance with the instructions provided on the proxy card. Proxy cards must be either returned by mail or electronically by 9:00 a.m. Atlantic Standard Time on February 11, 2020.

REQUIRED VOTE	Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding, (y) two persons at least holding or representing by proxy 1/3 of the issued Class B Common Shares and (z) (i) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-1 common shares, (ii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-2 common shares, (iii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-3 common shares and (iv) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-4 common shares), the approval of the Thirteenth Amended and Restated Bye-laws requires the affirmative vote of (a) the majority of the total voting power attributable to all shares of the Company cast at the Special Meeting, (b) the majority of the total outstanding Class B Common Shares, voting as a separate class from any other class of common shares and (c) the majority of the total outstanding vested Class M-1 common shares of the Company, vested Class M-2 common shares of the Company, vested Class M-3 common shares of the Company and vested Class M-4 common shares of the Company, each voting as a separate class from any other class of common shares. The adoption of this proposal is conditioned upon the approval of the proposal to approve the Class B Exchange, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to approve the Class B Exchange, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions are approved.

Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding and (y) two persons at least holding or representing by proxy 1/3 of the issued Class B Common Shares), the approval of the Class B Exchange requires the affirmative vote of (a) the majority of the total voting power attributable to all Class A Common Shares and Class B Common Shares of the Company cast at the Special Meeting and (b) the majority of the total voting power attributable to all Class B Common Shares cast at the Special Meeting, voting as a separate class from any other class of common shares. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions are approved.

Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding and (y) (i) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-1 common shares, (ii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-2 common shares, (iii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-3 common shares and (iv) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-4 common shares) , the approval of the Class M Exchange requires the affirmative vote of (a) the majority of the total voting power attributable to all Class A Common Shares and Class B Common Shares of the Company cast at the Special Meeting and (b) the majority of the total voting power attributable to all vested Class M-1 common shares of the Company, vested Class M-2 common shares of the Company, vested Class M-3 common shares of the Company and vested Class M-4 common shares of the Company cast at the Special Meeting, each voting as a separate class from any other class of common shares. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Share Transactions are approved.

Pursuant to the rules of the New York Stock Exchange, provided there is a quorum (consisting of, for purposes of this proposal, shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding), the approval of the Share Transactions requires the affirmative vote of a majority of the votes cast at the Special Meeting. Under applicable New York Stock Exchange rules, abstentions are counted as votes cast “AGAINST” at the Special Meeting with respect to the proposal to approve the Share Transactions. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Class M Exchange. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Class M Exchange are approved.

Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding), to adjourn the Special Meeting from time to time requires the affirmative vote of a majority of those present in person or by proxy at the Special Meeting. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal.

January 6, 2020

By order of the board of directors,

/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel

ATHENE HOLDING LTD.

Chesney House, 96 Pitts Bay Road,

Pembroke, HM08, Bermuda

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 12, 2020

The board of directors (the “Board”) of Athene Holding Ltd. (the “Company,” “our,” “us,” “we” or “Athene”), has prepared this document to solicit your proxy to vote upon certain matters at a special general meeting of our shareholders (the “Special Meeting”).

These proxy materials contain information regarding the Special Meeting, to be held on February 12, 2020, beginning at 8:30 a.m., Greenwich Mean Time, at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom, and at any adjournments or postponements thereof.

It is anticipated that we will begin mailing this proxy statement and proxy card to our shareholders on or about January 9, 2020. The information regarding share ownership and other matters in this proxy statement is as of November 12, 2019 (the “Record Date”), unless otherwise indicated.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving this proxy statement?

We are sending you this proxy statement because the Board is soliciting your proxy to vote at the Special Meeting to be held on February 12, 2020 at 8:30 a.m. Greenwich Mean Time, at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom, and any adjournments or postponements of the Special Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposal to be considered at the Special Meeting.

What is the purpose of the Special Meeting?

On October 27, 2019, the Company entered into a Transaction Agreement with Apollo Global Management, Inc. (“Apollo”) and certain of its affiliates (the “Transaction Agreement”) under which affiliates of Apollo will make a significant investment in the Company (the “Proposal”). Apollo, through its affiliates, is, before such investment, a significant shareholder of the Company. Pursuant to the Transaction Agreement, the Company is proposing to make certain amendments to the Twelfth Amended and Restated Bye-laws of the Company (the “Bye-laws”), by way of amending and restating the Bye-laws (the “Thirteenth Amended and Restated Bye-laws”), and is seeking shareholder approval for the Thirteenth Amended and Restated Bye-laws and for certain other corporate actions related to the Proposal as described in the Transaction Agreement. The amendments to the Bye-laws (collectively, the “Bye-law Amendments”) would reflect, among other items, the elimination of the Company’s current multi-class share structure (the “Multi-Class Share Elimination”). In connection with the Multi-Class Share Elimination, (i) all of the Class B common shares of the Company (“Class B Common Shares”) would be converted into an equal number of Class A common shares of the Company (“Class A Common Shares”) on a one-for-one basis (the “Class B Exchange”) and (ii) all Class M common shares of the Company (collectively, “Class M Common Shares,” and together with Class B Common Shares and Class A Common Shares, “Common Shares”), including those that will vest at the time of the closing of the Share Issuance (as defined herein), would be converted into a combination of Class A Common Shares and Warrants (as defined herein) to purchase Class A Common Shares (as further described herein) (the “Class M Exchange”). As part of the Proposal, the Company would also issue 35,534,942 new Class A Common Shares that the Company (or its subsidiaries) would transfer to certain affiliates of Apollo which comprise the Apollo Operating Group (collectively, the “AOG”) for approximately $1.55 billion, consisting of (i) 29,154,519 equity interests of the AOG (the “AOG units”) valued at approximately $1.2 billion (based on the closing market price of Apollo Common Shares (as defined herein) on October 25, 2019 and applying a 2.3% premium to the closing market price of the Class A Common Shares on October 25, 2019, the last trading day prior to the public announcement of the Proposal) and (ii) $350 million in cash (together, the transactions described in clauses (i) and (ii), constituting the “Share Issuance”). As part of the Proposal, the Company would also grant to Apollo the right to purchase additional Class A Common Shares from the Company from the date of the closing of the Share Issuance (the “Closing Date”) until 180 days after the Closing Date to the extent that the issued and outstanding Class A Common Shares beneficially owned by Apollo, controlled affiliates of Apollo and each employee of and consultant to Apollo and the controlled affiliates of Apollo (inclusive of any Class A Common Shares over which any such persons have a valid proxy, the “Conditional Right Shares”) do not equal at least 35% of the issued and outstanding Class A Common Shares, on a fully diluted basis (the “Conditional Right”). Additionally, the Company would grant to an affiliate of Apollo the right to purchase up to that number of Class A Common Shares that would increase by five percentage points the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares, calculated on a fully diluted basis (the “Facility Right”). The Share Issuance, the Conditional Right and the Facility Right are collectively referred to as the “Share Transactions.” Each of the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange, the Share Transactions and the proposal to adjourn the Special Meeting set forth in this proxy statement for the Special Meeting require the approval of our shareholders.

The Transaction Agreement generally governs the terms and conditions of the Share Issuance and Conditional Right, and provides, among other things, that, subject to the terms and conditions set forth in the Transaction Agreement, (i) the limited partnerships and limited liability companies comprising the AOG will issue 29,154,519 AOG units to a newly-formed wholly owned limited liability company of such member of the AOG (each a “New AOG Subsidiary,” and together the “New AOG Subsidiaries”) in exchange for interests in such New AOG Subsidiary, (ii) the Company will issue and transfer, or cause a subsidiary to transfer, an aggregate of 27,959,184 new Class A Common Shares to the New AOG Subsidiaries in accordance with the allocations designated in writing by Apollo to the Company at least two business days prior to the Closing Date, and, in exchange therefor, the Company or certain subsidiaries of the Company will collectively receive all of the 29,154,519 AOG units received by the New AOG Subsidiaries in clause (i) (such units, the “Equity Exchange Consideration” and, such exchange, the “Equity Exchange Transaction”), and (iii) Apollo or members of the AOG will pay, or cause to be paid, in the aggregate, $350 million (the “Cash Consideration” and, together with the Equity Exchange Consideration, the “Aggregate Consideration”) to the Company or a subsidiary thereof and, in exchange therefor, the Company will issue and sell, or cause such subsidiary to sell, 7,575,758 new Class A Common Shares to such members of the AOG as designated in writing by Apollo to the Company at least two business days prior to the Closing Date (such exchange, the “Equity Sale Transaction”). The price at which the Class A Common Shares will be exchanged in the Equity Exchange Transaction represents a 2.3% premium to the closing market price of the Class A Common Shares on October 25, 2019, the last trading day prior to the public announcement of the Proposal. The price of $46.20 per share at which the Class A Common Shares will be sold in the Equity Sale Transaction represents a 10% premium to the closing price of Class A Common Shares on October 25, 2019. The Company would also grant to Apollo, or its designee as permitted by the Transaction Agreement, the Conditional Right under the Transaction Agreement. The transaction is subject to customary closing conditions, including approval of our shareholders, the receipt of all necessary regulatory and governmental approvals and certain other closing conditions contemplated by the Transaction Agreement.

Contemporaneously with the execution of the Transaction Agreement, Apollo Management Holdings, L.P. (“AMH”), an affiliate of Apollo, James Belardi, the Chief Executive Officer of the Company, and William Wheeler, the President of the Company (each, an “Other Shareholder”), entered into a voting agreement (the “Voting Agreement”), pursuant to which each Other Shareholder irrevocably appointed AMH as its proxy and attorney-in-fact (the “Proxy”) to vote all of such Other Shareholder’s Class A Common Shares (expected to constitute approximately 0.8% of the voting power of the Company immediately following the Closing Date) at any meeting of the Company’s shareholders occurring following the Closing Date and in connection with any written resolution of the Company’s shareholders following the Closing Date. The Proxy will be of no force and effect, and AMH will not be entitled to vote any of such Other Shareholder’s Class A Common Shares upon the earlier of (i) the entities comprising the AOG that will hold Class A Common Shares (the “Apollo Shareholders”), controlled affiliates of Apollo and each employee of and consultant to Apollo and the controlled affiliates of Apollo (the “Fall-away Parties”) no longer continuing to hold or beneficially own (excluding any Class A Common Shares to which a valid proxy has been granted to any of the Apollo Shareholders by any employee of the Company) at least 7.5% of the issued and outstanding Class A Common Shares or (ii) the Apollo Shareholders no longer continuing to hold or beneficially own (including any Class A Common Shares to which a valid proxy has been granted to any Apollo Shareholder) at least 5% of the issued and outstanding Class A Common Shares. In addition, Messrs. Belardi and Wheeler have each entered into a letter agreement with the Company, pursuant to which they have agreed to vote their Class M Common Shares in favor of the proposals on which holders of Class M Common Shares are entitled to vote at the Special Meeting. As a result of the letter agreements, all proposals on which the holders of Class M Common Shares are entitled to vote at the Special Meeting are expected to be approved by the holders of Class M Common Shares, regardless of the votes of holders of Class M Common Shares who have not entered into such agreements.

In connection with the Transaction Agreement, we will enter into a shareholders agreement (the “Shareholders Agreement”) with the Apollo Shareholders, which will provide for (i) the Company granting the Apollo Shareholders certain nomination rights to the Board, (ii) subjecting Class A Common Shares held by the Apollo Shareholders to a lock-up period and certain other transfer restrictions and (iii) the Company granting the Facility Right to a representative of the AOG, in each case, on the terms and subject to the conditions set forth therein. The Shareholders Agreement also sets forth certain information and inspection rights in favor of, and imposes certain confidentiality obligations on, the Apollo Shareholders. Also in connection with the Transaction Agreement, we will enter into a registration rights agreement (the “Registration Rights Agreement”) with Apollo, which will provide for the obligation of the Company, at the request of Apollo, to register the resale of Class A Common Shares held by Apollo and its affiliates with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”), as well as piggyback and shelf registration rights with respect to such Class A Common Shares. The Company and Apollo will also enter into a liquidity agreement (the “Liquidity Agreement”), which will provide that once each quarter, the Company will be entitled to request that Apollo (i) purchase from the Company a number of AOG units or sell a number of Apollo Class A common shares (“Apollo Common Shares”) or AOG units representing at least $50 million in exchange for payment of cash proceeds, (ii) conduct a public offering of an equivalent number of Apollo Common Shares, (iii) assist with a private placement of an equivalent number of Apollo Common Shares or (iv) assist with the private placement of AOG units to a buyer meeting certain criteria and subject to certain additional transfer restrictions, in each of clauses (i)—(iv) as set forth in the Liquidity Agreement. The Transaction Agreement, the Voting Agreement, the Shareholders Agreement, the Registration Rights Agreement and the Liquidity Agreement are described in more detail in the section entitled “Description of the Transaction Documents” below.

At the Special Meeting, our shareholders will be asked to consider and vote on proposals to approve the Thirteenth Amended and Restated Bye-laws, to approve the Class B Exchange, to approve the Class M Exchange, to adjourn the Special Meeting from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposals set forth in this proxy statement if there are insufficient votes at the time of the Special Meeting to approve such proposals, and, in accordance with Section 312.03(b) of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Share Transactions.

How does the Board recommend that I vote?

A special committee of the Board (the “Special Committee”) recommended to the disinterested directors of the Board (the “Disinterested Directors” as described further in “Description of the Share Transactions, the Class B Exchange and the Class M Exchange—Background of the Proposal and the Share Transactions”) that such Disinterested Directors (i) approve the Transaction Agreement and the Shareholders Agreement and other transaction documents and the transactions contemplated thereby, including the Share Transactions, (ii) determine that the terms of the Transaction Agreement and the Shareholders Agreement and other transaction documents and the transactions contemplated thereby, including the Share Transactions, are in the best interests of the Company and its shareholders, (iii) direct that the proposed Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange and the Share Transactions, any other actions necessary to effectuate the foregoing and a proposal to adjourn the Special Meeting to solicit additional votes to adopt the foregoing be submitted to the shareholders of the Company for approval, (iv) recommend approval of the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange and the Share Transactions by the Company’s shareholders, (v) declare that the Transaction Agreement and the other transaction documents and the transactions contemplated thereby, including the Share Transactions, are advisable and (vi) authorize the filing of this proxy statement.

After consulting with their financial advisors and outside legal counsel and after reviewing and considering the terms and conditions of the Proposal and the factors more fully described in this proxy statement, and upon the recommendation of the Special Committee, the Disinterested Directors unanimously (i) approved the Transaction Agreement and the Shareholders Agreement and other transaction documents and the transactions contemplated thereby, including the Share Transactions, (ii) determined that the terms of the Transaction Agreement and the Shareholders Agreement and other transaction documents and the transactions contemplated thereby, including the Share Transactions, are in the best interests of the Company and its shareholders, (iii) directed that the proposed Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange and the Share Transactions, any other actions necessary to effectuate the foregoing and a proposal to adjourn the Special Meeting to solicit additional votes to adopt the foregoing be submitted to the shareholders of the Company for approval, (iv) recommended approval of the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange and the Share Transactions by the Company’s shareholders, (v) declared that the Transaction Agreement and the other transaction documents and the transactions contemplated thereby, including the Share Transactions, are advisable and (vi) authorized the filing of this proxy statement.

The Disinterested Directors, upon the recommendation of the Special Committee, unanimously recommend that the Company’s shareholders vote “FOR” the proposal to approve the proposed Thirteenth Amended and Restated Bye-laws, and unanimously recommend that the Company’s shareholders vote “FOR” the proposal to approve the Class B Exchange, and unanimously recommend that the Company’s shareholders vote “FOR” the proposal to approve the Class M Exchange and unanimously recommend that the Company’s shareholders vote “FOR” the proposal to approve the Share Transactions, and unanimously recommend that the Company’s shareholders vote “FOR” the proposal to adjourn the Special Meeting from time to time to a later date or time if necessary or appropriate.

What are the proposed Bye-law Amendments?

The Bye-law Amendments including the following:

•	Eliminate the multi-class common share structure of the Company;

•

Modify the voting cutback that is applicable to persons who own, or are treated as owning, Class A Common Shares that represent more than 9.9% of the total voting power of the Company (the “9.9% Voting Cutback”). As modified, the 9.9% Voting Cutback applies to limit to 9.9% the voting power of the Company owned by persons who, together with their affiliates, beneficially own more than 9.9% of the voting power of the Company, subject to exemptions as authorized by (i) until March 31, 2021, 70% of the Board and (ii) after March 31, 2021, 75%, of the Board. The Board is also granted authority to eliminate the 9.9% Voting Cutback, as authorized by (i) until March 31, 2021, 70% of the Board and (ii) after March 31, 2021, 75%, of the Board. In connection with such amendments, the Board has, subject to approval of the Thirteenth Amended and Restated Bye-laws at the Special Meeting, (i) resolved to exempt shares beneficially owned by the Apollo Group (as defined in the Bye-laws) from the 9.9% Voting Cutback and (ii) delegated authority to the Company’s independent directors to eliminate the applicability of the 9.9% Voting Cutback altogether in the event that they determine that it is the sole impediment to the Class A Common Shares being listed on the Standard & Poor’s 500 Stock Index (or, if Standard & Poor’s then maintains any index with broader representation in terms of market capitalization and number of companies represented, such other index);

•

Modify and narrow the existing rule that deems certain Class A Common Shares to be non-voting so that it applies only when the 9.9% Voting Cutback is in effect with respect to one or more persons and only to Class A Common Shares owned, or treated as owned, by persons (other than Apollo, its affiliates, and persons who have granted Apollo a valid proxy) who own, or are treated as owning, shares of Apollo;

•

Add a voting cutback that would apply only when the 9.9% Voting Cutback is in effect with respect to one or more persons and would limit to 49.9% the voting power of the Company owned, or treated as owned, by certain persons or groups of persons who do not own more than 50% of the value of the Company’s shares;

•	Add certain procedural requirements necessary for shareholders to take action by written resolution;

•	Permit certain provisions relating to the nomination of directors to be modified by the Shareholders Agreement (as described herein);

•

Eliminate certain transfer restrictions applicable to transfers of Common Shares (defined below) that would result in 19.9% or more of the total voting power or value of the Company being owned, or treated as owned, by persons who are either (i) both “United States shareholders” of the Company under Section 953(c) of the Internal Revenue Code of 1986, as amended (the “Code”), and Related Insured Entities (as defined in the Bye-laws) or (ii) both related to “United States shareholders” of the Company under Section 953(c) of the Code and Related Insured Entities;

•

Make technical modifications to the restrictions on transactions between the Company and the Apollo Group (as defined in the Bye-laws) as a result of the elimination of the multi-class common share structure of the Company;

•

Modify the provisions of the Bye-laws that require the Company to refer the subject matter of certain matters with respect to its subsidiaries upon which it has the right to vote to its shareholders, and vote in accordance with the votes of its shareholders, so that those provisions apply only when the 9.9% Voting Cutback is in effect with respect to one or more persons; and

•	Update the list of insurance subsidiaries and ceding companies attached as Schedule 1 to the Bye-laws.

What are the principal conditions to consummation of the Share Transactions?

The obligations of the Company, on one hand, and Apollo and its affiliates who are party to the Transaction Agreement, on the other, to complete the Share Transactions are subject to the satisfaction or waiver (to the extent permitted by applicable law) by the Company and Apollo and its affiliates, respectively, at or prior to the closing of the Share Issuance of the following conditions:

•	the approval of the Thirteenth Amended and Restated Bye-laws and the Share Transactions by the Company’s shareholders;

•

the receipt of certain governmental and regulatory approvals for the Share Transactions, and the approval of the NYSE for the listing of the Class A Common Shares issued by the Company in connection with the Share Issuance;

•

the receipt of certain regulatory approvals necessary to consummate, and the actual consummation of, the restructuring of certain reinsurance transactions (see “Related Party Transactions—Reinsurance of Voya Financial, Inc. and Investment in VA Capital Company LLC and Debt Financing to Venerable Holdings, Inc.”) contemplated by the Transaction Agreement;

•

the absence of any applicable law or regulation or order that prohibits the transactions contemplated by the Transaction Agreement and the absence of any pending or threatened proceeding by any governmental entity or any investigation by any governmental entity seeking any such order; and

•

other customary closing conditions, including, among other things, delivery of certain transaction documents contemplated by the Transaction Agreement, accuracy of representations and warranties and compliance with covenants by the parties.

See the section entitled “Description of the Transaction Documents—Transaction Agreement—Closing Conditions” below for a full description of the conditions to consummating the Share Transactions.

What happens if the Share Transactions are not completed?

If the Thirteenth Amended and Restated Bye-laws or the Share Transactions are not approved by the Company’s shareholders, or if another condition to the consummation of the Share Transactions is not satisfied, the Share Transactions will not be completed and the proposed Transaction Agreement will be terminated in its entirety.

Why is shareholder approval necessary for the Share Transactions?

Our Class A Common Shares are listed on the NYSE and we are subject to the NYSE rules and regulations. Section 312.03(b) of the NYSE Listed Company Manual requires shareholder approval prior to any issuance of common stock, or of securities convertible into common stock, in any transaction or series of related transactions, to (1) a director, officer or substantial security holder of the company (each a “Related Party”); (2) a subsidiary, affiliate or other closely-related person of a Related Party; or (3) any company or entity in which a Related Party has a substantial direct or indirect interest; if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance. Because of its indirect ownership in the Company, Apollo is deemed to be a Related Party of the Company within the meaning of NYSE Rule 312.03(b).

When and where is the Special Meeting?

The Special Meeting will take place on February 12, 2020 at 8:30 a.m., Greenwich Mean Time, at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom.

Pursuant to the Bye-laws, a majority of those present in person or by proxy at a meeting at which a quorum is present has the power to adjourn the meeting, for any or no reason, to another place, date and time. In the absence of a quorum, the presiding officer of the Special Meeting may adjourn the meeting until a quorum is present. We intend to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the Special Meeting to approve the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange or the Share Transactions.

If the Special Meeting is adjourned to another time or place, the Company may transact any business which might have been transacted at the original meeting, but only those shareholders entitled to vote at the meeting as originally noticed are entitled to vote at any adjournment or adjournments thereof unless a new record date is fixed by the Board. If the meeting is adjourned for 30 days or fewer and no new record date is set for the adjourned meeting, the time and place of the adjourned meeting will be announced at the Special Meeting and no other notice will be sent to shareholders.

Who may vote?

Shareholders of record of our Common Shares at the close of business on the Record Date are entitled to receive these proxy materials and to vote their respective shares at the Special Meeting. Holders of vested Class M-1 common shares of the Company, vested Class M-2 common shares of the Company, vested Class M-3 common shares of the Company and vested Class M-4 common shares of the Company are entitled to receive these proxy materials and to vote their respective Class M Common Shares on only the proposal to approve the Thirteenth Amended and Restated Bye-laws and the proposal to approve the Class M Exchange and will not be entitled to vote their Class M Common Shares on any other proposal. Holders of unvested Class M Common Shares will not be entitled to vote such unvested Class M Common Shares on any proposal submitted to the shareholders of the Company.

Shareholders of record as of the close of business on the Record Date that are eligible to vote will be entitled to vote at the Special Meeting. As of the Record Date, there were 143,126,020 outstanding Class A Common Shares, 25,433,465 outstanding Class B Common Shares, 3,273,390 outstanding vested Class M-1 common shares, 841,011 outstanding vested Class M-2 common shares, 1,000,000 outstanding vested Class M-3 common shares and 2,379,755 outstanding vested Class M-4 common shares. Each Class A Common Share, Class B Common Share and, solely with respect to the proposal to approve the Thirteenth Amended and Restated Bye-laws and the proposal to approve the Class M Exchange, Class M Common Share, entitles the holder of record thereof to vote at the Special Meeting, subject to certain adjustments and limitations, including those set forth in the Company’s Bye-laws and as described herein. CERTAIN HOLDERS OF CLASS A COMMON SHARES MAY NOT BE ENTITLED TO VOTE IN ACCORDANCE WITH THE BYE-LAWS AND AS DESCRIBED HEREIN. IN ACCORDANCE WITH THE BYE-LAWS, THE BOARD RETAINS THE AUTHORITY, IN ITS SOLE AND ABSOLUTE DISCRETION, TO DETERMINE WHETHER A HOLDER’S SHARES CARRY NO VOTING RIGHTS, REDUCED VOTING RIGHTS OR ADJUSTED VOTING RIGHTS.

Adjustments to Voting Rights of Class A Common Shares

The Bye-laws generally provide that shareholders are entitled to vote, on a non-cumulative basis, at all annual general and special meetings of shareholders with respect to matters on which Class A Common Shares are eligible to vote. Class A Common Shares collectively represent 55% of the total voting power of all Common Shares, subject to certain voting restrictions and adjustments described below. This allocation of 55% of the total voting power to Class A Common Shares applies regardless of the number of Class A Common Shares that may be issued and outstanding.

In general, the Bye-laws provide that the Board may determine that certain shares shall carry no voting rights or shall have reduced voting rights to the extent that it reasonably determines that it is necessary to do so to avoid any adverse tax consequences to the Company or, upon the request of certain shareholders, to avoid adverse regulatory consequences to such shareholder. In addition, the Board has the authority under the Bye-laws to request information from any shareholder for the purpose of determining whether a shareholder’s voting rights are to be adjusted pursuant to the Bye-laws. IF A SHAREHOLDER FAILS TO RESPOND TO ANY REQUEST FOR INFORMATION OR SUBMITS INCOMPLETE OR INACCURATE INFORMATION IN RESPONSE TO A REQUEST BY THE COMPANY, THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, MAY REDUCE OR ELIMINATE THE SHAREHOLDER’S VOTING RIGHTS.

The Bye-laws also include several specific restrictions and adjustments to the voting power of Class A Common Shares. If a holder is subject to the restrictions described below, their Class A Common Shares may be deemed to be non-voting or the voting power attributable to such Class A Common Shares may be reduced or otherwise adjusted. Such restrictions depend on the identity and characteristics of the holder of the shares as of the Record Date; for example, Class A Common Shares that are deemed non-voting for the Special Meeting may be entitled to vote at a later meeting of shareholders as a result of a subsequent transfer to a different holder. The specific Class A Common Share voting restrictions are as follows:

•

Class A Common Shares shall be deemed non-voting if the shareholder (or any person related to the shareholder within the meaning of Section 953(c) of the Code or to whom the ownership of such shareholder’s shares is attributed under Section 958 of the Code, each, a “Tax-Attributed Affiliate”) (1) owns, directly, indirectly or constructively, Class B Common Shares, (2) owns, directly, indirectly or constructively, an equity interest in Apollo or AP Alternative Assets, L.P. (“AAA”) or (3) is a member of the Apollo Group (defined below) at which time any member of the Apollo Group holds Class B Common Shares.

•

The voting power of those Class A Common Shares that are entitled to vote shall be adjusted so that no shareholder or Tax-Attributed Affiliate (other than a member of the Apollo Group) holds more than 9.9% of the total voting power of common shares. “Apollo Group” means, (A) Apollo, (B) AAA Guarantor—Athene, L.P. (the “AAA Investor”), (C) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by Apollo or by one or more of Apollo’s subsidiaries, (D) BRH Holdings GP, Ltd. and its shareholders, (E) any executive officer of Apollo whom Apollo designates, in a written notice delivered to the Company, as a member of the Apollo Group for purposes of the Bye-laws (which designation shall continue in effect until such designee ceases to be an executive officer of Apollo) and (F) any affiliate of a person described in clauses (A), (B), (C), (D) or (E) above; provided, none of the Company or its subsidiaries, nor any person employed by the Company, its subsidiaries or Apollo Insurance Solutions Group LLC (“ISG” formerly known as Athene Asset Management LLC, “AAM”), shall be deemed to be a member of the Apollo Group. For avoidance of doubt, any person managed by Apollo or one or more of Apollo’s subsidiaries pursuant to a managed account agreement (or similar arrangement) without Apollo or by one or more of Apollo’s subsidiaries controlling such person as a general partner or managing member shall not be part of the Apollo Group.

•	The aggregate votes conferred by Class A Common Shares held by employees of the Apollo Group may constitute collectively no more than 3% of the total voting power of the Company.

The amount of any reduction in voting power that occurs by operation of the adjustments described above will generally be allocated proportionately among all other Class A Common Shares entitled to vote. If such reallocation in turn triggers one of the adjustments described above, the adjustments will be reapplied serially until additional adjustments are not necessary.

THE ACCOMPANYING PROXY CARD CONTAINS REQUIRED REPRESENTATIONS IN ORDER TO DETERMINE WHETHER YOUR CLASS A COMMON SHARES ARE SUBJECT TO THE ADJUSTMENTS DESCRIBED ABOVE. IF YOU FAIL TO COMPLETE THESE REQUIRED REPRESENTATIONS, YOUR VOTING POWER MAY BE LIMITED OR YOUR VOTE MAY NOT BE COUNTED AT THE SPECIAL MEETING.

Voting Rights of Class B Common Shares

The Class B Common Shares represent, in aggregate, 45% of the total voting power of Common Shares, subject to certain adjustments that are described below and in the Bye-laws. Generally, only members of the Apollo Group may own Class B Common Shares.

The Bye-laws provide that the voting power of Class B Common Shares shall be allocated on a pro rata basis among all holders of Class B Common Shares, provided that if certain conditions are met (described in detail in Bye-law 4.2(b)(iii) and defined therein as a “Class B Adjustment Condition”) then the voting power of Class B Common Shares shall be adjusted as follows:

(1)

First, the voting power of the Class B Common Shares directly held by the shareholder(s) (i) with the highest Relative Class B Ownership Percentage (as defined in the Bye-laws) as of such time and (ii) whose Class B Common Shares have voting power as of such time (the “Adjustment Shareholder(s)”) that are attributable to the Smallest Class B 9.9% U.S. Person (as defined in the Bye-laws) shall be reduced (but not below zero) until the Class B Adjustment Condition is no longer met or such Smallest Class B 9.9% U.S. Person is no longer a Class B 9.9% U.S. Person (taking into account any reallocation of voting power pursuant to clause (2) below), whichever requires the smallest reduction in voting power;

(2)

Second, the aggregate voting power reduced in clause (1) above shall be reallocated pro rata among the Class B Common Shares (other than any Transferred Class B Common Shares, as defined in the Bye-laws) directly held by all other shareholders;

(3)

Third, the adjustments described in clause (1) above and the reallocation described in clause (2) above shall be reapplied serially to the next Smallest Class B 9.9% U.S. Person until the Class B Adjustment Condition is no longer met; and

(4)	Any excess voting power that cannot be reallocated pursuant to clauses (1), (2) and (3) above shall be transferred pursuant to the Bye-laws, and thereafter clause (3) above shall not apply.

Pursuant to the Bye-laws, the pro rata reallocation of voting power of Class B Common Shares provided for above shall not be permitted to the extent such reallocation would cause (i) a U.S. Person to become a Class B 9.9% U.S. Person (determined after such reallocation) or (ii) the Voting Ratio (as defined below) with respect to any Class B Common Share to be greater than 15. Any voting power that cannot be reallocated on a pro rata basis among all of the Class B Common Shares (other than any Transferred Class B Common Shares) directly held by all other shareholders due to the reallocation discussed above shall nonetheless be reallocated to such shares to the maximum extent possible without violating the limitations described herein. “Voting Ratio” means, with respect to any share in the Company, a fraction (i) the numerator of which is the percentage of the total voting power represented by such share and (ii) the denominator of which is a fraction (expressed as a percentage) (a) the numerator of which is the value of that share and (b) the denominator of which is the total value of all outstanding shares in the Company.

If after providing for the reduction of voting power as set forth herein, clause (1) of the Class B Adjustment Condition continues to be met, the total voting power of Class B Common Shares shall be reduced (and the total voting power of Class A Common Shares shall be correspondingly increased) until such Class B Adjustment Condition is no longer met, unless all Affected Class B Shareholders (as defined in the Bye-laws) agree otherwise.

Restrictions on Holding Class A Common Shares

The Bye-laws also contain certain restrictions on holders of Class A Common Shares. Bye-law 5.1 provides that no shareholder (including certain affiliates and related persons) may:

•	acquire any interests in AAA or Apollo;

•

knowingly permit itself (or, to its actual knowledge, any direct or indirect beneficial owner of itself) to be (directly or indirectly) insured or reinsured by any subsidiary of the Company or any ceding company specified in Schedules 1 and 2 to its proxy statement, if such shareholder is a “United States shareholder” of the Company within the meaning of Section 953(c) of the Code;

•

knowingly permit itself (or to its actual knowledge, any direct or indirect beneficial owner of itself) to own (directly, indirectly or constructively under Section 958 of the Code) stock of the Company possessing more than 50% of the total voting power or total value of the Company; or

•

make any investment or enter into a transaction that, to the actual knowledge of such shareholder at the time such person becomes bound to make the investment or enter into the transaction, would cause such person to own (directly, indirectly or constructively within the meaning of Section 958 of the Code) stock of the Company possessing more than 50% of the total voting power or total value of the Company.

How do I vote?

We encourage you to vote your shares via the internet. How you vote will depend on how you hold your Common Shares.

Shareholders of Record

If your Common Shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a shareholder of record with respect to those shares, and a full paper set of these proxy materials is being sent directly to you. As a shareholder of record, you have the right to vote by proxy.

You may vote by proxy in either of the following two ways:

•	by dating, signing and completing the proxy card and returning it in accordance with the instructions provided on the proxy card; or

•	electronically via the internet as described in the proxy card.

Voting by either of these methods will not affect your right to attend the Special Meeting and vote in person. However, for those who will not be voting in person at the Special Meeting, your final voting instructions must be received by no later than 9:00 a.m., Atlantic Standard Time, on February 11, 2020.

Beneficial Owners

If you hold your Common Shares through a broker, bank or other financial institution, in order for your vote to be counted on any matter, you must provide specific voting instructions to your broker, bank or financial institution by following your broker, bank or financial institution’s instructions for completing and returning the proxy card to your broker, bank or financial institution or following your broker, bank or financial institution’s instructions to vote your Common Shares via the internet. Voting deadlines vary by institution. Please check with your broker, bank or other financial institution for its voting cut-off date for the Special Meeting. For more information, see “What is a broker ‘non-vote’?” below.

May I attend the Special Meeting and vote in person?

Yes. All shareholders of record as of the Record Date may attend the Special Meeting and vote in person. Shareholders will need to present proof of ownership of our Common Shares as of the Record Date, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Special Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting. For directions to the Special Meeting, please visit http://www.langhamhotels.com/en/the-langham/london/overview/location.

Even if you plan to attend the Special Meeting in person, we encourage you to complete, sign, date and return the enclosed proxy to ensure that your Common Shares will be represented at the Special Meeting. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

If you are a beneficial owner and hold your Common Shares in “street name” through a broker, bank or nominee, you should instruct your broker, bank or nominee on how you wish to vote your Common Shares using the instructions provided by your broker, bank or nominee. Your broker, bank or nominee cannot vote on the proposals set forth in this proxy statement, including the proposals to approve the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange and the Share Transactions, without your instructions. If you hold your Common Shares in “street name,” because you are not the shareholder of record, you may not vote your Common Shares in person at the Special Meeting unless you request and obtain a valid proxy in your name from your broker, bank or nominee.

Can I change my vote?

Yes. If you are the shareholder of record, you may revoke your proxy before it is exercised by doing any of the following:

•	giving notice of such revocation in writing to the Corporate Secretary of the Company at Athene Holding Ltd., Chesney House, 96 Pitts Bay Road, Pembroke, HM08, Bermuda;

•	by attending and voting in person at the Special Meeting; or

•

by executing a subsequent proxy, provided that any such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken.

Sending in a signed proxy will not affect your right to attend the meeting and vote. If a shareholder attends the meeting and votes in person, any previously submitted proxy will be considered revoked. If a shareholder holds their Common Shares in “street name” by a broker and has directed its broker to vote its Common Shares, such shareholder should instruct its broker to change its vote or obtain a proxy to vote its Common Shares if such shareholder wishes to cast its vote in person at the Special Meeting.

How many votes must be present to hold the Special Meeting?

A “quorum” is necessary to hold the Special Meeting. A quorum is considered present if shareholders entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding are present in person or by proxy. In addition, for each proposal that requires the separate vote of a class of Common Shares, a quorum is considered present if there are two persons at least holding or representing by proxy 1/3 of the issued shares of such class of Common Shares. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Broker “non-votes” are not counted for the purpose of determining the presence of a quorum at the Special Meeting because each of the proposals to be considered would not be evaluated as routine by the NYSE.

How many votes are needed to approve the Thirteenth Amended and Restated Bye-laws?

Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding, (y) two persons at least holding or representing by proxy 1/3 of the issued Class B Common Shares and (z) (i) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-1 common shares, (ii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-2 common shares, (iii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-3 common shares and (iv) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-4 common shares), the approval of the Thirteenth Amended and Restated Bye-laws requires the affirmative vote of (a) the majority of the total voting power attributable to all shares of the Company cast at the Special Meeting, (b) the majority of the total outstanding Class B Common Shares, voting as a separate class from any other class of common shares and (c) the majority of the total outstanding vested Class M-1 common shares of the Company, vested Class M-2 common shares of the Company, vested Class M-3 common shares of the Company and vested Class M-4 common shares of the Company, each voting as a separate class from any other class of common shares. Holders of unvested Class M Common Shares will not be entitled to vote such unvested Class M Common Shares on any proposal submitted to the shareholders of the Company. The adoption of this proposal is conditioned upon the approval of the proposal to approve the Class B Exchange, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to approve the Class B Exchange, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions are approved. With respect to requirement (a) above, abstentions and broker “non-votes” will have no effect on the outcome of this vote. With respect to requirements (b) and (c) above, abstentions and broker “non-votes” by a holder of Class B Common Shares or Class M Common Shares shall have the same effect as if such holder voted “AGAINST” this proposal. If either of the conditions specified in (a), (b) or (c) are not satisfied, the Thirteenth Amended and Restated Bye-laws shall not be deemed approved. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions and broker “non-votes” at the Special Meeting.

How many votes are needed to approve the Class B Exchange?

Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding and (y) two persons at least holding or representing by proxy 1/3 of the issued Class B Common Shares), the approval of the Class B Exchange requires the affirmative vote of (a) the majority of the total voting power attributable to all Class A Common Shares and Class B Common Shares of the Company cast at the Special Meeting and (b) the majority of the total voting power attributable to all Class B Common Shares cast at the Special Meeting, voting as a separate class from any other class of common shares. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions are approved. Abstentions and broker “non-votes” will have no effect on the outcome of this vote. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal.

How many votes are needed to approve the Class M Exchange?

Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding and (y) (i) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-1 common shares, (ii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-2 common shares, (iii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-3 common shares and (iv) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-4 common shares), the approval of the Class M Exchange requires the affirmative vote of (a) the majority of the total voting power attributable to all Class A Common Shares and Class B Common Shares of the Company cast at the Special Meeting and (b) the majority of the total voting power attributable to all vested Class M-1 common shares of the Company, vested Class M-2 common shares of the Company, vested Class M-3 common shares of the Company and vested Class M-4 common shares of the Company cast at the Special Meeting, each voting as a separate class from any other class of common shares. Holders of unvested Class M Common Shares will not be entitled to vote such unvested Class M Common Shares on any proposal submitted to the shareholders of the Company. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Share Transactions are approved. Abstentions and broker “non-votes” will have no effect on the outcome of this vote. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal.

How many votes are needed to approve the Share Transactions?

Pursuant to the rules of the NYSE, provided there is a quorum (consisting of, for purposes of this proposal, shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding), the approval of the Share Transactions requires the affirmative vote of a majority of the votes cast at the Special Meeting. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Class M Exchange. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Class M Exchange are approved. Under applicable NYSE rules, abstentions are counted as votes cast “AGAINST” at the Special Meeting with respect to the proposal to approve the Share Transactions. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions at the Special Meeting. Broker “non-votes” will have no effect on the outcome of this vote.

How many votes are needed to approve the proposal to adjourn the meeting from time to time?

Pursuant to the Bye-laws of the Company, provided there is a quorum (consisting of, for purposes of this proposal, shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding), the approval of the proposal to adjourn the Special Meeting from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposals set forth in this proxy statement if there are insufficient votes at the time of the Special Meeting to approve such proposals, requires the affirmative vote of a majority of those present in person or by proxy at the Special Meeting. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions at the Special Meeting. Broker “non-votes” will have no effect on the outcome of this vote.

What is an abstention?

An abstention is a properly signed proxy card that is marked “ABSTAIN.”

What is a broker “non-vote?”

A broker “non-vote” occurs when a nominee, such as a broker, holding Common Shares in “street name” for a beneficial owner, does not vote on a particular proposal because that nominee does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. Under current applicable rules, the proposals set forth in this proxy statement, including the proposals to approve the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange and the Share Transactions, are not “discretionary” items upon which NYSE member brokerage firms that hold shares as nominee may vote on behalf of the beneficial owners if such beneficial owners have not furnished voting instructions by the tenth day before the Special Meeting. Therefore, NYSE member brokerage firms that hold shares as a nominee may not vote on behalf of the beneficial owners on the proposals in this proxy statement, including the proposals to approve the Thirteenth Amended and Restated Bye-laws, Class B Exchange, the Class M Exchange and the Share Transactions, unless you provide voting instructions.

If an NYSE member brokerage firm holds your Common Shares as a nominee, please instruct your broker how to vote your Common Shares. This will ensure that your shares are counted.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your Common Shares in more than one brokerage account or you hold both Class A Common Shares and Class M Common Shares, you will receive separate voting instruction cards. If you are a shareholder of record and your Common Shares are registered in more than one name, you will receive more than one proxy card. Please date, sign, complete and return each proxy card and voting instruction card in accordance with the instructions on your proxy card.

Will any other matters be acted on at the Special Meeting?

Only such business as is specified in this proxy statement will be conducted at the Special Meeting.

Am I entitled to appraisal rights?

No. You will have no right under Bermuda law to seek appraisal of your Class A Common Shares, Class B Common Shares or Class M Common Shares in connection with the proposals to approve the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange, the Share Transactions or the proposal to adjourn the Special Meeting set forth in this proxy statement.

Where can I find the voting results of the Special Meeting?

The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports that the Company files with the SEC are publicly available when filed. See the section entitled “Where You Can Find More Information” below.

Who pays for this proxy solicitation?

We will pay the expenses of soliciting proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by our directors or associates for no additional compensation. We will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing these proxy materials to the beneficial owners of Common Shares held of record by such persons.

In addition, we have retained Georgeson LLC to assist in the solicitation of proxies and otherwise in connection with the Special Meeting for an estimated fee of $10,000, plus reimbursement of certain reasonable expenses.

Who should I call with other questions?

If you have additional questions about these proxy materials or the Special Meeting, please contact:

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Shareholders, Banks and Brokers

Call Toll Free:

888-663-7851

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “seek,” “assume,” “believe,” “may,” “will,” “should,” “could,” “would,” “likely” and other words and terms of similar meaning, including the negative of these or similar words and terms, in connection with any discussion of the timing or nature of future operating or financial performance or other events. However, not all forward-looking statements contain these identifying words. Forward-looking statements appear in a number of places throughout and give our current expectations and projections relating to our business, financial condition, results of operations, plans, strategies, objectives, future performance and other matters.

We caution you that forward-looking statements are not guarantees of future performance and that our actual consolidated financial condition, results of operations, liquidity and cash flows may differ materially from those made in or suggested by the forward-looking statements contained in this proxy statement. A number of important factors could cause actual results or conditions to differ materially from those contained or implied by the forward-looking statements, including the risks discussed in the section entitled “Risk Factors” below. Factors that could cause actual results or conditions to differ from those reflected in the forward-looking statements contained in this proxy statement include, but are not limited to:

•	the risk that the Share Issuance, subsequent Share Transactions or related transactions may not be completed in a timely manner, or at all;

•	the risk that the ongoing business of the Company may be adversely impacted if the Share Issuance, subsequent Share Transactions or related transactions are not completed;

•

the satisfaction of the conditions precedent to the consummation of the Share Issuance, subsequent Share Transactions or related transactions, including, without limitation, the receipt of the Company shareholder approval and regulatory approval on the terms desired or anticipated;

•

disruptions of the Company’s and Apollo’s business, results of operations and financial condition caused by the announcement and pendency of the Share Issuance, subsequent Share Transactions or related transactions;

•	the risk that the performance of our Class A Common Shares or the AOG units materially differs from our current expectations;

•	legal proceedings, including those that may be instituted against the Company and Apollo and others following announcement of the Share Issuance, subsequent Share Transactions or related transactions;

•	certain tax consequences that may occur as a result of the consummation of the Share Issuance, the subsequent Share Transactions or related transactions and the holding of Class A Common Shares; and

•

other risks and factors included in Part II-Item 1A. Risk Factors in our quarterly report on Form 10-Q for the quarterly period ended September 30, 2019, Part I-Item 1A. Risk Factors in our annual report on Form 10-K for the year ended December 31, 2018 and those discussed elsewhere in this proxy statement and in the documents incorporated by reference herein.

We caution you that the important factors referenced above may not be exhaustive. In light of these risks, you should not place undue reliance upon any forward-looking statements contained in this proxy statement. The forward-looking statements included in this proxy statement are made only as of the date hereof. We undertake no obligation, except as may be required by law, to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.

SUPPLEMENTAL INFORMATION FOR INVESTORS

On October 28, 2019, the Company and Apollo jointly announced the Share Issuance, subsequent Share Transactions and related transactions. In the related press release and investor presentation, each of which was furnished as an exhibit to our Current Report on Form 8-K, and in the comments on the investor call announcing the transactions, the Company disclosed that, assuming utilization of the increased repurchase authorization and a total return for its Apollo holdings in line with analyst consensus targets for dividend and stock price appreciation, the proposed transactions are expected to be approximately 1.5% accretive to the Company’s adjusted operating earnings per common share in year one and approximately 1% dilutive to adjusted book value per share at closing. Subsequent to the announcement and the release of the Company’s and Apollo’s earnings for the quarter ending September 30, 2019, the Company has updated its expectations of the effect of the transactions on its adjusted operating earnings per common share and based on a number of factors, including management’s expectations of the Company’s adjusted operating earnings per common share in year one, management’s expectations of dividends for AOG unitholders relative to analyst consensus targets for holders of Class A Common Shares, potential taxes applicable to the investment in AOG units, utilization of the increased repurchase authorization and analyst consensus targets for stock appreciation for its Apollo holdings, the transactions are now expected to be within a range of approximately 2.5% accretive to approximately 1% dilutive to the Company’s adjusted operating earnings per common share in year one. The anticipated impact of the transactions on adjusted book value per share is unchanged. The Company’s revised expectation supersedes the Company’s related prior disclosures. This updated expectation is subject to a number of assumptions, including but not limited to, the future operating performance and results of the Company, applicable tax rates, performance and valuation of the AOG units and the price of our Common Shares, and the level of accretion or dilution experienced may differ materially from the updated expectation if actual experience deviates from the Company’s assumptions. See “Cautionary Statements Regarding Forward-Looking Statements” in this proxy statement.

RISK FACTORS

Risks Related to the Share Issuance

The consummation of the Share Issuance is subject to a number of conditions and if those conditions are not satisfied or waived, the Transaction Agreement may be terminated in accordance with its terms and the Share Issuance may not be completed.

The Transaction Agreement is subject to a number of conditions which must be fulfilled in order to complete the Share Issuance. Those conditions include: (i) the approval of the Thirteenth Amended and Restated Bye-laws and the Share Transactions by the Company’s shareholders, (ii) the receipt of required governmental and regulatory approvals for the Share Transactions, and the approval of the NYSE for the listing of the Class A Common Shares issued by the Company in connection with the Share Issuance, (iii) the absence of any applicable law or regulation or order that prohibits the transactions contemplated by the Transaction Agreement, and the absence of any pending or threatened proceeding by any governmental entity or any investigation by any governmental entity seeking any such order, and (iv) certain other customary closing conditions, including, among other things, delivery of certain transaction documents contemplated by the Transaction Agreement, accuracy of representations and warranties and compliance with covenants by the parties. These conditions to the closing of the Share Issuance may not be fulfilled in a timely manner or at all, and, accordingly, the Share Issuance may not be completed. In addition, the parties can mutually decide to terminate the Transaction Agreement at any time, or the Company or Apollo may elect to terminate the Transaction Agreement in certain other circumstances.

Termination of the Transaction Agreement could negatively impact the Company.

If the Share Issuance is not completed for any reason, including as a result of the Company’s shareholders declining to approve the Thirteenth Amended and Restated Bye-laws or the Share Transactions, the ongoing business of the Company may be adversely impacted and, without realizing any of the anticipated benefits of completing the Share Issuance, the Company would be subject to a number of risks, including the following:

•	the Company may experience negative reactions from its policyholders, reinsurance counterparties, producers, employees and regulators;

•	the Company will have incurred substantial expenses and will be required to pay certain costs relating to the Share Issuance, whether or not the Share Issuance is completed; and

•

matters relating to the Share Issuance will require substantial commitments of time and resources by the Company’s management, which would otherwise have been devoted to other opportunities that may have been beneficial to the Company.

Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or cannot be met.

Before the transactions contemplated in the Transaction Agreement can be completed, various approvals must be obtained from regulatory agencies. In deciding whether to grant these approvals, the relevant governmental entities will consider a variety of factors, including the regulatory standing of each of the parties. An adverse development in either party’s regulatory standing or other factors could result in an inability to obtain one or more of the required regulatory approvals or delay receipt of required approvals.

The terms of the approvals that are granted may impose conditions, limitations, obligations or costs, or place restrictions on the conduct of the Company’s business or require changes to the terms of the transactions contemplated by the Transaction Agreement. There can be no assurance that regulators will not impose any such conditions, limitations, obligations or restrictions and that such conditions, limitations, obligations or restrictions will not have the effect of delaying the completion of any of the transactions contemplated by the Transaction

Agreement, imposing additional material costs on or otherwise reduce the anticipated benefits of the Share Issuance if the Share Issuance were consummated successfully within the expected timeframe. Nor can there be any assurance that any such conditions, terms, obligations or restrictions will not result in the delay or abandonment of the transaction. Additionally, the completion of the Share Issuance is conditioned on the absence of certain orders or injunctions issued by any court of competent jurisdiction or other legal restraints that would prohibit or make illegal the consummation of any of the transactions contemplated by the Transaction Agreement.

The announcement and pendency of the Share Issuance, the subsequent Share Transactions or related transactions could adversely affect each of Apollo’s and the Company’s businesses, results of operations and financial condition.

The announcement and pendency of the Share Issuance, the subsequent Share Transactions or related transactions could cause disruptions in and create uncertainty surrounding Apollo’s and the Company’s businesses, including affecting (a) Apollo’s relationships with its existing and future investors, customers and employees and (b) the Company’s relationships with its existing and future policyholders, reinsurance counterparties, producers, employees and regulators, which could have an adverse effect on Apollo’s or the Company’s businesses, results of operations and financial condition, and in turn, the price of the Class A Common Shares and Apollo Common Shares, regardless of whether the Share Issuance or other Share Transactions are completed. In addition, each of Apollo and the Company has expended, and continues to expend, significant management resources, in an effort to complete the Share Issuance, which are being diverted from Apollo’s and the Company’s day-to-day operations.

If the Share Issuance is not completed, the price of Apollo Common Shares and the Class A Common Shares may fall to the extent that the current price of their shares reflects a market assumption that the Share Issuance will be completed. In addition, the failure to complete the Share Issuance may result in negative publicity or a negative impression of Apollo and the Company in the investment community and may affect (a) Apollo’s relationships with its existing and future investors, customers and employees and other partners in the business community and (b) the Company’s relationships with its existing and future policyholders, reinsurance counterparties, producers, employees and regulators and other partners in the business community.

The Special Committee does not anticipate requesting an updated opinion from Houlihan Lokey, one of the Special Committee’s financial advisors. The opinion delivered to the Special Committee on October 26, 2019 does not reflect changes in events or circumstances after the date of the opinion.

The Special Committee does not anticipate requesting an updated fairness opinion from Houlihan Lokey Capital, Inc. (“Houlihan Lokey”), one of the Special Committee’s financial advisors, as of the date of the Special Meeting or the Closing Date. The opinion delivered to the Special Committee by Houlihan Lokey was based on the financial analyses performed, which considered market and other conditions then in effect, and financial information made available to Houlihan Lokey as of the date of the opinion. Changes in the operations and prospects of Apollo or the Company, general market and economic conditions and other factors that may be beyond the control of Apollo or the Company may significantly alter the value of Class A Common Shares or the AOG units, or the prices at which Class A Common Shares or Apollo Common Shares may trade at the time the Share Issuance or other Share Transactions are completed.

Apollo and the Company have incurred and expect to incur substantial Share Issuance fees and costs in connection with the Share Issuance, whether or not the Share Issuance is completed.

Apollo and the Company have incurred and expect to incur additional material non-recurring expenses in connection with the Share Issuance and completion of the transactions contemplated by the Transaction Agreement. Apollo and the Company have incurred significant legal, advisory and financial services fees in connection with the process of negotiating and evaluating the terms of the Share Issuance. Even if the Share

Issuance is not completed, Apollo and the Company will need to pay certain costs relating to the Share Issuance incurred prior to the date the Share Issuance was abandoned, such as legal, accounting, financial advisory, filing and printing fees. Such costs may be significant and could have an adverse effect on the parties’ future results of operations, cash flows and financial condition.

The Company and Apollo may be targets of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Share Issuance from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into agreements similar to the Transaction Agreements (as defined herein). Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on the Company’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Share Issuance, then that injunction may delay or prevent the Share Issuance from being completed.

Apollo and certain of its affiliates control and are expected to continue to control a significant portion of the total voting power of the Company and will also have the right to nominate directors to fill a number of the seats on the Board. The interests of Apollo and its affiliates may conflict with those of other shareholders and could make it more difficult for you and other shareholders to influence significant corporate decisions.

Apollo and certain of its affiliates control and is expected to continue to control a significant portion of the total voting power of the Company. As a result, Apollo and certain of its affiliates could exercise significant influence over all matters requiring shareholder approval for the foreseeable future, including approval of significant corporate transactions, appointment of members of our management, election of directors, approval of the termination of our Investment Management Agreements (“IMAs”) and determination of our corporate policies, which may reduce the market price of our common shares. We believe that, as a result of the Share Issuance and the other transactions contemplated by the Proposal, the mutually beneficial relationship between the Company and Apollo and its affiliates will be strengthened, as well as result in further alignment between the economic and voting interests of the companies.

The interests of our existing shareholders, particularly the interests of Apollo and its affiliates, may conflict with the interests of our other shareholders. Actions that Apollo and its affiliates take as shareholders may not be favorable to our other shareholders. For example, the concentration of voting power held by Apollo and its affiliates, the significant representation on the Board by individuals who are employees of Apollo or its affiliates, or the limitations on our ability to terminate any IMA with ISG could delay, defer or prevent a change of control of us or impede a merger, takeover or other business combination which another shareholder may otherwise view favorably. Apollo and its affiliates may, in their role as shareholders, vote in favor of a merger, takeover or other business combination transaction which our other shareholders might not consider in their best interests, including those transactions in which Apollo or its affiliates or related parties may have an interest.

Our conflicts committee and our Disinterested Directors analyze certain of these conflicts to protect against potential harm resulting from conflicts of interest in connection with transactions that we have entered into or will enter into with Apollo or its affiliates. Specifically, the Bye-laws require that the conflicts committee (in accordance with its charter and procedures) approve certain material transactions by and between us and Apollo or its affiliates, including entering into material agreements or the imposition of any new fee or increase in the rate at which fees are charged to us, subject to certain exceptions. These conflicts provisions will not, by themselves, prohibit transactions with Apollo or its affiliates. In addition, our conflicts committee may exclusively rely on information provided by ISG and Apollo, including with respect to fees charged by ISG or Apollo or its affiliates, and with respect to the historical performance or fees of unrelated service providers used for comparison purposes, and may not independently verify the information so provided.

Apollo sub-advises substantially all of our asset classes based on sub-advisory agreements between Apollo and ISG. Substantially all of our invested assets are managed by Apollo and ISG. Our investment policies permit Apollo and ISG to invest in securities of issuers with which it is affiliated, including funds managed by Apollo. Apollo and ISG may make such investments at its discretion, subject only to the approval of our conflicts committee in certain cases and/or certain regulatory approvals. Accordingly, Apollo and ISG may have a conflict of interest in managing our investments, which could increase amounts payable by us for investment advisory services or cause us to receive a lower return on our investments than if our investment portfolio was managed by another party. In addition, asset management fees are paid based on the amount of our invested assets regardless of the results of our operations. Therefore, Apollo could be incentivized to exercise its influence to cause us to increase our invested assets, which may have an adverse impact on our financial condition, results of operations and cash flows.

We have made investments in collective investment vehicles managed by Apollo affiliates, including seed investments in new investment vehicles or investment strategies offered by Apollo which have limited track records, as well as junior and subordinated tranches of structured investment vehicles which may assist Apollo in meeting certain regulatory requirements applicable to Apollo as the sponsor of such vehicles. Such Apollo affiliates may charge us vehicles management or other fees, that independently, or when taken together with the investment management fees, may not be the lowest fee available for similar investment management services offered by unrelated managers. In addition, it is possible that such unrelated managers may perform better than Apollo. Apollo is not obligated to devote any specific amount of time to our affairs, or to the funds in which we are invested and the Bye-laws impose restrictions on our right to terminate any IMA or sub-advisory arrangement. Affiliates of Apollo manage and expect to continue to manage other client accounts, some of which have objectives similar to ours, including collective investment vehicles managed by Apollo and in which Apollo may have an equity interest. We will compete with other Apollo clients not only in terms of time spent on management of our portfolio, but also for allocation of assets that do not have significant supply. In addition, there may be different investment teams for ISG and Apollo investing in the same strategies for different clients, including us. As a result, we may compete with other Apollo clients for the same investment opportunities, potentially disadvantaging us. Apollo may also manage accounts whose advisory fee schedules, investment objectives and policies differ from ours, which may cause Apollo to allocate securities in a manner that may have an adverse effect on our ability to source appropriate assets and meet our strategic objectives.

Under the Seventh Amended and Restated Fee Agreement, dated June 10, 2019, between us and ISG, Apollo and ISG receive higher sub-allocation fees for investing in asset classes with higher alpha generating abilities. There is no assurance that higher returns will be achieved by investing in these asset classes. Accordingly, Apollo and ISG are incentivized to increase the amount of investments subject to higher sub-allocation fees, which may result in greater risk to the returns in our investment portfolio. While we believe that each of we and Apollo and ISG has implemented appropriate risk governance regarding asset allocation, it is possible that such incentives could result in increased holdings of assets with higher alpha generating abilities, and if such investments fail to perform, it could have an adverse impact on our investment results.

From time to time, ISG or Apollo may acquire investments on our behalf which are senior or junior to other instruments of the same issuer that are held by, or acquired for, another ISG or Apollo client (for example, we may acquire junior debt while another Apollo client may acquire senior debt). In the event such an issuer enters bankruptcy or becomes otherwise insolvent, the client holding securities which are senior in preference may have the right to aggressively pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to the client, and the client holding the investment which is junior in the capital structure may not have access to sufficient assets of the issuer to completely satisfy its claim against the issuer and may suffer a loss. It is our understanding that ISG and Apollo have adopted procedures that are designed to enable ISG and Apollo to address such conflicts and to ensure that clients are treated fairly and equitably in these situations. However, given ISG’s or Apollo’s fiduciary obligations to the other client, ISG and Apollo may be unable to manage our investment in the same manner as would have been possible without the conflict of interest. In such event, we may receive less return on such investment than if another ISG or Apollo client was not in a different part of the capital structure of the issuer.

Apollo and its affiliates have diverse and expansive private equity, credit and real estate investment platforms, investing in numerous companies across many industries. If Apollo acquires or forms a company with a business strategy competing with ours, additional conflicts may arise between us and Apollo or between us and such company in executing our plans, including with respect to the allocation of investments or the ability to execute on corporate opportunities. The Bye-laws provide that Apollo and its members and affiliates (including certain of our directors) generally have no duty to refrain from engaging, directly or indirectly, in the same or similar business activities or lines of business that we do.

Apollo and its affiliates regularly obtain material non-public information regarding various potential acquisition or trading targets. When Apollo and its affiliates obtain material non-public information regarding a potential acquisition or trading target, ISG and Apollo become restricted from trading such acquisition or trading target’s outstanding securities. Some of such securities may be potential investment opportunities for us, or may be owned by us and be potential disposition opportunities. The inability of ISG or Apollo to purchase or sell such investments on our behalf as a result of these restrictions may result in us acquiring investments that may otherwise underperform the restricted investments that ISG or Apollo would have acquired, or incurring losses on investments that ISG or Apollo would have sold, on our behalf, had such restrictions not been in place.

James R. Belardi, our Chief Executive Officer, also serves as Chief Executive Officer of ISG, owns a profits interest in the equity of ISG and receives compensation from ISG for services he provides to ISG. Accordingly, his involvement as a member of the Board and management team and as an officer and director of ISG may lead to a conflict of interest. Furthermore, certain members of the Board also serve on the board of directors of ISG or are employees of Apollo or its affiliates, which could also lead to potential conflicts of interest.

There is no public market for the AOG units being received by the Company, the future performance of the AOG units is not guaranteed and the Company’s ability to liquidate the AOG units is limited.

The outstanding AOG units are privately held and are not traded in any public market. In addition, the value of the AOG units may perform in a manner that materially differs from the Company’s current expectations or from the Company’s expectations relative to the future performance of our Class A Common Shares, which the Company is, in part, exchanging for AOG units. Furthermore, the Company may only offer to sell the AOG units on a quarterly basis, subject to the terms, conditions and procedures set forth in the Liquidity Agreement. Accordingly, the Company’s ability to liquidate a portion of the consideration received by the Company under the Proposal will be limited. See the section entitled “Description of Transaction Documents—Liquidity Agreement” for additional detail.

James Belardi, the Chief Executive Officer of the Company, and William Wheeler, the President of the Company entered into a voting agreement pursuant to which each of them appointed AMH, an affiliate of Apollo, as his proxy and attorney-in-fact to vote all of his Class A Common Shares at any meeting of the Company’s shareholders following the Closing Date.

In connection with the Proposal, AMH, an affiliate of Apollo, James Belardi, the Chief Executive Officer of the Company, and William Wheeler, the President of the Company, entered into the Voting Agreement, pursuant to which each such Other Shareholder irrevocably appointed AMH as his proxy and attorney-in-fact to vote all of such Other Shareholder’s Class A Common Shares at any meeting of the Company’s shareholders occurring following the Closing Date and in connection with any written resolution of the Company’s shareholders following the Closing Date. This means that, except as set forth below, all of the Class A Common Shares beneficially owned by Messrs. Belardi and Wheeler and entitled to vote (expected to constitute approximately 0.8% of the voting power of the Company immediately following the Closing Date) will be voted by AHM at any meeting of the Company’s shareholders following the Closing Date and in connection with any written resolution of the Company’s shareholders following the Closing Date.

The Proxy will be of no force and effect, and AMH will not be entitled to vote any of Mr. Belardi’s or Mr. Wheeler’s Class A Common Shares upon the earlier of (i) the Fall-away Parties no longer continuing to hold or beneficially own (excluding any Class A Common Shares to which a valid proxy has been granted to any of the Apollo Shareholders by any employee of the Company) at least 7.5% of the issued and outstanding Class A Common Shares or (ii) the Apollo Shareholders no longer continuing to hold or beneficially own (including any

Class A Common Shares to which a valid proxy has been granted to any Apollo Shareholder) at least 5% of the issued and outstanding Class A Common Shares. In addition, Messrs. Belardi and Wheeler have each entered into a letter agreement with the Company, pursuant to which they have agreed to vote their Class M Common Shares in favor of the proposals on which holders of Class M Common Shares are entitled to vote at the Special Meeting. As a result of the letter agreements, all proposals on which the holders of Class M Common Shares are entitled to vote at the Special Meeting are expected to be approved by the holders of Class M Common Shares, regardless of the votes of holders of Class M Common Shares who have not entered into such agreements.

After giving effect to the Proposal, certain affiliates of Apollo and its related entities, employees and consultants will own a significant percentage of the Class A Common Shares of the Company.

As part of the Proposal, the Company would issue 35,534,942 new shares of Class A Common Shares that the Company (or its subsidiaries) would transfer to certain affiliates of Apollo. After giving effect to the Proposal (and assuming full utilization of the increased share repurchase authorization of $600 million at the closing market price of Class A Common Shares on October 25, 2019, the last trading day prior to the public announcement of the Proposal, and taking into account the voting proxies described herein), it is expected that Apollo and its affiliates will beneficially own approximately 30% of the Class A Common Shares of the Company, and certain other related parties of Apollo (for example, Leon Black, Joshua Harris and Marc Rowan) and employees and consultants of Apollo will collectively beneficially own approximately 5% of the Class A Common Shares of the Company. The price at which the Company’s shares will be repurchased may fluctuate due to the timing of such purchases and market conditions, and as a result actual post-closing ownership may vary. In addition, any share repurchases or share issuances the Company may engage in in the future, as the case may be, will have a proportionate increase or decrease on the beneficial ownership percentage of Class A Common Shares of Apollo, its affiliates, related parties, employees and consultants. No agreement exists among Apollo and any of these other related parties referenced above (or between any of these other related parties) with respect to the voting or disposition of Class A Common Shares and each such persons may vote independently with respect to Class A Common Shares beneficially owned by such persons. As part of the Proposal, the Company would also grant to Apollo the right to purchase additional Class A Common Shares from the Company from the Closing Date until 180 days after the Closing Date to the extent that the Conditional Right Shares do not equal at least 35% of the issued and outstanding Class A Common Shares, on a fully diluted basis. Additionally, the Company would grant to an affiliate of Apollo the right to purchase up to that number of Class A Common Shares that would increase by five percentage points the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares, calculated on a fully diluted basis. As a result, Apollo, its affiliates, employees and consultants will collectively have significant influence over the outcome of votes on all matters requiring approval by our shareholders, including entering into significant corporate transactions such as mergers, tender offers, and the sale of all or substantially all of our assets and issuance of additional debt or equity. The interests of Apollo and its affiliates, related parties, employees and consultants could conflict with or differ from our interests or the interests of our other shareholders. Additionally, Apollo and its affiliates are in the business of making investments in companies and may, from time to time, acquire and hold interests in or provide advice to businesses that compete directly or indirectly with us, or are suppliers or customers of ours. Apollo and its affiliates may also pursue acquisition opportunities that may be complementary to our business, and as a result, those acquisition opportunities may not be available to us. Any such investment may increase the potential for the conflicts of interest discussed in this risk factor.

In addition, as part of the Proposal, the Company would enter into the Shareholders Agreement with the Apollo Shareholders which will provide for, among other things, the Apollo Shareholders having the right to nominate a number of directors to the Board on a proportionate basis to their beneficial ownership of Class A Common Shares (including any Class A Common Shares to which a valid proxy has been granted to AMH under the Voting Agreement). As of the date hereof, we anticipate that the Apollo Shareholders will have the right to nominate at least five directors to the Board. This right will increase or decrease proportionately with the beneficial ownership of Class A Common Shares of the Apollo Shareholders. See “Description of the Transaction Documents—Voting Agreement”.

Risks Relating to Taxation

The BEAT may significantly increase our tax liability.

Public Law no. 115-97, the Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018 (the “Tax Act”) introduced a new tax called the Base Erosion and Anti-Abuse Tax (the “BEAT”). The BEAT operates as a minimum tax and is generally calculated as a percentage (10% in 2019 – 2025, and 12.5% in 2026 and thereafter) of the “modified taxable income” of an “applicable taxpayer.” Modified taxable income is calculated by adding back to a taxpayer’s regular taxable income the amount of certain “base erosion tax benefits” with respect to certain payments made to foreign affiliates of the taxpayer, as well as the “base erosion percentage” of any net operating loss deductions. The BEAT applies for a taxable year only to the extent it exceeds a taxpayer’s regular corporate income tax liability for such year (determined without regard to certain tax credits).

Certain of our reinsurance agreements require our U.S. subsidiaries (including any non-U.S. subsidiaries subject to U.S. federal income taxation) to pay or accrue substantial amounts to our non-U.S. reinsurance subsidiaries that would be characterized as “base erosion payments” with respect to which there are “base erosion tax benefits.” However, in certain types of reinsurance transactions, it is not clear whether any amounts paid or accrued by non-U.S. reinsurance entities would be netted against amounts paid or accrued to such entities for purposes of calculating the “base erosion payments” and “base erosion tax benefits.”

In light of the possibility of material additional tax cost to our U.S. subsidiaries and the lack of clear guidance regarding the appropriate method by which to compute the BEAT, we have undertaken certain actions intended to mitigate the potential effect of the BEAT on our results of operations. Such actions may have adverse consequences to our business, such as subjecting profit from our affiliate reinsurance to a layer of withholding tax of up to 30%, which would not have been payable under our prior structure. There can be no assurances that our efforts to mitigate the BEAT will be successful, and our consideration of any further actions may be expensive and time consuming. In addition, we have been, and may continue to be, required to take action before the uncertainty regarding the BEAT is resolved, and accordingly any action we take may, in hindsight, prove to have been unnecessary, ineffective or counterproductive.

The application of the BEAT to our reinsurance arrangements could be affected by further legislative action (including possibly a “technical corrections” bill), administrative guidance or court decisions, any of which could have retroactive effect. In addition, tax authorities may disagree with our BEAT calculations, or the interpretations on which those calculations are based, and assess additional taxes, interest and penalties, and the uncertainty regarding the correct interpretation of the BEAT may make such disagreements more likely. We will establish our tax provision in accordance with GAAP.

However, there can be no assurance that this provision will accurately reflect the amount of federal income tax that we ultimately pay, as that amount could differ materially from the estimate. There may be material adverse consequences to our business if tax authorities successfully challenge our BEAT calculations, in light of the uncertainties described above.

In addition, we have made estimates regarding the effective tax rate we expect to experience, which take into account the impacts of federal income tax and the BEAT. The determination of each such figure, or range of figures, involves numerous estimates and assumptions, including estimates and assumptions regarding our BEAT calculations. Such estimates and assumptions may prove incorrect. To the extent that actual experience differs from the estimates and assumptions inherent in our projections, our future effective and overall tax rates may deviate materially from the estimates provided and our financial condition and results of operations may be materially less favorable than are implied by the projections provided.

The Company or its non-U.S. subsidiaries may be subject to U.S. federal income taxation in an amount greater than expected.

The Company and certain of its subsidiaries are incorporated under the laws of non-U.S. jurisdictions, including Bermuda. The Company and its subsidiaries that are treated as foreign corporations under the Code (the “Non-U.S. Subsidiaries,” and together with the Company, the “Non-U.S. Companies”), have historically intended to operate in a manner that will not cause any of the Non-U.S. Companies to be treated as being engaged in a trade or business within the U.S. or subject to current U.S. federal income taxation on their net income. However, the enactment of the BEAT, the reduction of the federal income tax rate applicable to corporations included in the Tax Act and other factors may cause some or all of our Non-U.S. Companies to conduct business differently. Further, there is considerable uncertainty as to when a foreign corporation is engaged in a trade or business within the United States, as the law is unclear and the determination is highly factual and must be made annually. In addition, because certain members of the AOG are (and others may be) considered to be engaged in a trade or business within the U.S., the Non-U.S. Companies that own interests in such AOG members will also be considered to be engaged in a trade or business within the U.S.

Any Non-U.S. Company that is considered to be engaged in a trade or business in the U.S. generally will be subject to U.S. federal income taxation on a net basis on its income that is effectively connected with such U.S. trade or business (including branch profits tax on the portion of its earnings and profits that is attributable to such income) unless otherwise provided under the income tax treaties between the U.S. and Bermuda (the “Bermuda Treaty”) and between the U.S. and the U.K. (the “U.K. Treaty”). Any such U.S. federal income taxation could result in substantial tax liabilities and consequently could have a material adverse effect on our financial condition, results of operations and cash flows.

The Company and Athene Life Re Ltd., a Bermuda reinsurance subsidiary (“ALRe”), are U.K. tax residents and expect to qualify for the benefits of the U.K. Treaty because the Class A Common Shares are listed and regularly traded on the NYSE. ACRA (as defined below) is also a U.K. tax resident and expects to qualify for the benefits of the U.K. Treaty by reason of satisfying an ownership and base erosion test. Accordingly, the Company, ALRe and ACRA are expected to qualify for exemptions from, or reduced rates of, U.S. tax on certain amounts that are from U.S. sources or connected with a U.S. trade or business, provided that they satisfy all of the requirements of the U.K. Treaty. However, there can be no assurances that the Company, ALRe and ACRA will continue to qualify for treaty benefits, particularly given the potential implications of the Bermuda Economic Substance Act 2018. In addition, the Non-U.S. Companies expect that substantially all of the income derived from their interests in the AOG that is considered to be effectively connected with the conduct of a U.S. trade or business will be attributable to a U.S. permanent establishment and thus generally will not be eligible for exemptions from, or reduced rates of, U.S. tax under the U.K. Treaty, other than an exemption from the branch profits tax. Moreover, the scope of the exemption from the branch profits tax with respect to profits derived through entities that are not fiscally transparent under the income tax laws of the U.K. is not clear, and a substantial portion of the profits of the AOG may be derived through such entities. There can be no assurances that the Non-U.S. Companies will not be considered to have other U.S. permanent establishments to which their income is attributable, or that more of their profits than anticipated will be considered attributable to a U.S. permanent establishment. If the Company, ALRe or ACRA fails to qualify for treaty benefits, is considered to have other U.S. permanent establishments to which its profits are attributable or has more profits that are considered attributable to a U.S. permanent establishment than anticipated, it may incur greater tax costs than expected, which could have a material adverse effect on our financial condition, results of operations and cash flows.

U.S. persons who own our Class A Common Shares may be subject to U.S. federal income taxation at ordinary income rates on our undistributed earnings and profits.

For any taxable year in which a Non-U.S. Company is treated as a “controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”) with respect to a 10% U.S. Shareholder (as defined below) of the Non-U.S. Company that held our Class A Common Shares directly or indirectly through non-U.S. entities as of the last day in such taxable year that the Non-U.S. Company was a CFC, that 10% U.S. Shareholder would generally be required to include in gross income as ordinary income its pro rata share of the Non-U.S. Company’s income, regardless of whether that income was actually distributed to such U.S. person (with certain adjustments). A “10% U.S. Shareholder” of an entity treated as a foreign corporation for U.S. federal income tax purposes is a U.S. person who owns (directly, indirectly through non-U.S. entities or constructively) 10% or more of the total value of all classes of shares of the corporation or 10% or more of the total combined voting power of all classes of voting shares of the corporation.

In general, a non-U.S. corporation is a CFC if 10% U.S. Shareholders, in the aggregate, own (or are treated as owning) stock of the non-U.S. corporation possessing more than 50% of the voting power or value of such corporation’s stock. However, this 50% threshold is lowered to 25% for purposes of taking into account the insurance income of a non-U.S. corporation. Special rules apply for purposes of taking into account any “related person insurance income” (“RPII”) of a non-U.S. corporation, as described below.

In addition, if a U.S. person disposes of shares in a non-U.S. corporation and the U.S. person owned (directly, indirectly through non-U.S. entities or constructively) 10% or more of the total combined voting power of the voting stock of the corporation at any time when the corporation was a CFC during the five-year period ending on the date of disposition, any gain from the disposition will generally be treated as a dividend to the extent of the U.S. person’s share of the corporation’s undistributed earnings and profits that were accumulated during the period or periods that the U.S. person owned the shares while the corporation was a CFC (with certain adjustments). Also, a U.S. person may be required to comply with specified reporting requirements, regardless of the number of shares owned.

The Tax Act eliminated the prohibition on “downward attribution” from non-U.S. persons to U.S. persons under Section 958(b)(4) of the Code for purposes of determining constructive stock ownership under the CFC rules. As a result, our U.S. subsidiaries are deemed to own all of the stock of the Non-U.S. Subsidiaries (other than ALRe) for CFC purposes. Further, we believe that there may be other U.S. persons that are treated as 10% U.S. Shareholders that own more than 25% of the vote (and potentially more than 25% of the value) of ALRe by reason of downward attribution from our direct or indirect shareholders. Moreover, depending on which of our companies acquire interests in the AOG pursuant to the Share Issuance, 10% U.S. Shareholders may own all of the vote and value of ALRe by reason of downward attribution from the Company to certain U.S. persons in which the AOG has an interest. Accordingly, the Non-U.S. Subsidiaries are treated as CFCs, except that ALRe might only be considered a CFC for purposes of taking into account certain insurance income. The legislative history under the Tax Act indicates that this change in law was not intended to cause a foreign corporation to be treated as a CFC with respect to a 10% U.S. Shareholder that is not related to the U.S. persons receiving such downward attribution. However, it is not clear whether the IRS or a court would interpret the change made by the Tax Act in a manner consistent with such indicated intent. Moreover, no assurances can be provided that any of our Non-U.S. Companies would not be a CFC even without regard to the downward attribution of stock from non-U.S. persons to U.S. persons, as such classification depends upon the identity and relationships of the beneficial owners of our stock, over which we have limited knowledge or control. Accordingly, any U.S. person that owns (or is treated as owning) 10% or more of the voting power or value of the Company should consult with their tax advisor regarding their investment in the Company.

U.S. persons who own our Class A Common Shares may be subject to U.S. federal income taxation at ordinary income rates on a disproportionate share of our undistributed earnings and profits attributable to RPII.

If any of the Non-U.S. Companies is treated as recognizing RPII in a taxable year and is also treated as a CFC for such taxable year, each U.S. person that owns our Class A Common Shares directly or indirectly through non-U.S. entities as of the last day in such taxable year must generally include in gross income its pro rata share of the RPII, determined as if the RPII were distributed proportionately only to all such U.S. persons, regardless of whether that income is distributed (with certain adjustments). For this purpose, a Non-U.S.

Company generally will be treated as a CFC if U.S. persons in the aggregate are treated as owning (directly or indirectly through non-U.S. entities) 25% or more of the total voting power or value of the Non-U.S. Company’s stock at any time during the taxable year. We believe that the Non-U.S. Companies will be treated as CFCs for this purpose based on the current and expected ownership of our shares.

RPII generally is any income of a non-U.S. corporation attributable to insuring or reinsuring risks of a U.S. person that owns (or is treated as owning) stock of such non-U.S. corporation, or risks of a person that is “related” to such a U.S. person. For this purpose, (1) a person is “related” to another person if such person “controls,” or is “controlled” by, such other person, or if both are “controlled” by the same persons, and (2) “control” of a corporation means ownership (or deemed ownership) of stock possessing more than 50% of the total voting power or value of such corporation’s stock and “control” of a partnership, trust or estate for U.S. federal income tax purposes means ownership (or deemed ownership) of more than 50% by value of the beneficial interests in such partnership, trust or estate.

We believe it is likely that an exception under the RPII rules for CFCs with de minimis RPII currently applies to the Non-U.S. Companies such that U.S. persons are not required to include any RPII in their gross income with respect to the Non-U.S. Companies. However, Apollo and its affiliates and related parties own, and will continue to own, a substantial amount of our stock, will have rights to acquire additional Class A Common Shares and will hold proxies to vote Class A Common Shares owned by certain of our employees. Further, Athene and Apollo may have considerable overlap in ownership. Nonetheless, we do not expect that Apollo will control us, or that the same persons will control both us and Apollo, as a result of the transactions contemplated by or under the Proposal. If, contrary to such expectation, it is determined that Apollo controls us, or that the same persons control both us and Apollo, substantially all of the income of the Non-U.S. Companies derived from the reinsurance of affiliates likely will constitute RPII. This would trigger the adverse RPII consequences described above to all U.S. persons that hold our Class A Common Shares directly or indirectly through non-U.S. entities and would have a material adverse effect on the value of their investment in our Class A Common Shares.

If the 9.9% Voting Cutback is applicable to any person, additional voting power generally would be reallocated to all other Class A Common Shares, including those held by Apollo and its affiliates. Further, the voting power of Class A Common Shares that are owned (or treated as owned) by certain persons who own (or are treated as owning) any Apollo stock would also be reallocated to all other Class A Common Shares, including those held by Apollo and its affiliates. The Thirteenth Amended and Restated Bye-laws limit these reallocations of voting power so that Apollo, and any person or persons who control Apollo, would not own (or be treated as owning) more than 49.9% of the total voting power of our stock if they do not own (and are not treated as owning) more than 50% of the total value of our stock. These rules are intended to prevent any such reallocation of voting power from causing Apollo to be considered to control us or to be controlled by the same persons who control us for purposes of the RPII provisions. However, because the relevant attribution rules are complex and there is no definitive legal authority on whether these voting provisions are effective for these purposes, there can be no assurance that this will be the case.

Our Bye-laws also generally provide that no person (nor certain direct or indirect beneficial owners or related persons to such person) who owns our shares may acquire any shares of Apollo or otherwise make any investment that would cause such person, or any other person that is a U.S. person, to own (or be treated as owning) more than 50% of the vote or value of our stock. Any holder of our shares that violates this restriction may be required, at the Board’s discretion, to sell its shares or take any other reasonable action that the Board deems necessary. However, this restriction does not apply to members of the Apollo Group.

We have only a limited ability to determine whether any of the Non-U.S. Companies is treated as recognizing RPII in a taxable year, the amount of any such RPII or any U.S. person’s share of such RPII, and to obtain the information necessary to accurately make such determinations or fully enforce the voting provisions and ownership restrictions described above. We will take reasonable steps to obtain such information, but there can be no assurances that such steps will be adequate or that we will be successful in this regard. Accordingly, no assurances can be provided that the adverse RPII consequences described above will not apply to all U.S. persons that hold our shares directly or indirectly through non-U.S. entities.

U.S. persons who dispose of our Class A Common Shares may be required to treat any gain as ordinary income for U.S. federal income tax purposes and comply with other specified reporting requirements.

If a U.S. person disposes of shares in a non-U.S. corporation that is an insurance company that had RPII and the 25% threshold described above is met at any time when the U.S. person owned any shares in the corporation during the five-year period ending on the date of disposition, any gain from the disposition will generally be treated as a dividend to the extent of the U.S. person’s share of the corporation’s undistributed earnings and profits that were accumulated during the period that the U.S. person owned the shares (possibly whether or not those earnings and profits are attributable to RPII). In addition, the shareholder will be required to comply with specified reporting requirements, regardless of the amount of shares owned. We believe that these rules should not apply to a disposition of our Class A Common Shares because the Company is not itself directly engaged in the insurance business. We cannot assure you, however, that the IRS will not successfully assert that these rules apply to a disposition of our Class A Common Shares.

U.S. tax-exempt organizations that own our Class A Common Shares may recognize unrelated business taxable income.

A U.S. tax-exempt organization that directly or indirectly owns our Class A Common Shares generally will recognize unrelated business taxable income and be subject to additional U.S. tax filing obligations to the extent such tax-exempt organization is required to take into account any of our insurance income or RPII pursuant to the CFC and RPII rules described above. U.S. tax-exempt organizations should consult their own tax advisors regarding the risk of recognizing unrelated business taxable income as a result of the ownership of our Class A Common Shares.

U.S. persons who own our Class A Common Shares may be subject to adverse tax consequences if the Company is considered a passive foreign investment company for U.S. federal income tax purposes.

If the Company is considered a passive foreign investment company for U.S. federal income tax purposes (a “PFIC”), a U.S. person who directly or, in certain cases, indirectly owns our Class A Common Shares could be subject to adverse tax consequences, including a greater tax liability than might otherwise apply, an interest charge on certain taxes that are deemed deferred as a result of the Company’s non-U.S. status and additional U.S. tax filing obligations, regardless of the number of shares owned.

We currently do not expect that the Company will be a PFIC in the current taxable year or the foreseeable future because the Company, through our Non-U.S. Companies that are insurance enterprises (our “Non-U.S. Insurance Companies”), intends to qualify for the “active insurance” exception to PFIC treatment. This exception was amended as part of the Tax Act, and we believe that we qualify for the exception as amended. However, there is significant uncertainty regarding how the exception will be interpreted. The IRS recently proposed regulations providing guidance on the amended exception. The proposed regulations are not effective until adopted in final form.

Under the Code and the proposed regulations, the active insurance exception is available only if a foreign insurance company is considered to be engaged in the “active conduct” of an insurance business. The proposed regulations state that whether a company is engaged in the “active conduct” of an insurance business is a facts and circumstances test, but then introduce a “bright line” rule providing that the “active conduct” requirement is met if, and only if, the insurance company’s “active conduct percentage” is at least 50%. In general, a company’s active conduct percentage is determined by dividing the company’s aggregate expenses for certain insurance-related services of its officers and employees (and the officers and employees of certain affiliates) by the company’s aggregate expenses for such insurance-related services (including those paid to unaffiliated persons).

The precise scope of expenses that should be taken into account in calculating the active conduct percentage is unclear.

Our Non-U.S. Insurance Companies generally pay fees to unaffiliated service providers, including affiliates of Apollo, for investment management and other services. Including such fees in the calculation would have the effect of reducing their active conduct percentages. Due to uncertainty in the scope of expenses that should be taken into account, complexity in tracking and allocating expenses, and variations in expenses from year to year, among other uncertainties, no assurances can be provided that the active conduct percentages of our Non-U.S. Insurance Companies will be at least 50% in any given year. Accordingly, if the proposed regulations were finalized in their proposed form, depending on which expenses are included in the fraction, there is risk that one or more of our Non-U.S. Insurance Companies would be considered a PFIC in one or more taxable years, in which case, the Company may also be a PFIC in such taxable years.

The IRS has requested comments on several aspects of the proposed regulations. It is uncertain when the proposed regulations will be finalized, and whether the provisions of any final or temporary regulations will vary from the proposed regulations. As a result, we cannot assure you that the Company will not be treated as a PFIC. If the Company is treated as a PFIC, the adverse tax consequences described above generally would also apply with respect to a U.S. person’s indirect ownership interest in any PFICs in which the Company directly or, in certain cases, indirectly, owns an interest, including ALRe or ACRA (if they are PFICs).

Changes in U.S. tax law might adversely affect us or our shareholders, including holders of our Class A Common Shares.

The tax treatment of non-U.S. companies and their U.S. and non-U.S. insurance subsidiaries may be the subject of further tax legislation. No prediction can be made as to whether any particular proposed legislation will be enacted or, if enacted, what the specific provisions or the effective date of any such legislation would be, or whether it would have any effect on us. As such, we cannot assure you that future legislative, administrative or judicial developments will not result in an increase in the amount of U.S. tax payable by us or by an investor in our Class A Common Shares or reduce the attractiveness of our products. If any such developments occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected.

Changes in U.S. tax law might adversely affect demand for our products.

Many of the products that we sell and reinsure benefit from one or more forms of tax-favored status under current U.S. federal and state income tax regimes. For example, we sell and reinsure annuity contracts that allow the policyholders to defer the recognition of taxable income earned within the contract. Future changes in U.S. federal or state tax law could reduce or eliminate the attractiveness of such products, which could affect the sale of our products or increase the expected lapse rate with respect to products that have already been sold. Decreases in product sales or increases in lapse rates, in either case, brought about by changes in U.S. tax law, may result in a decrease in invested assets and therefore investment income and may have a material and adverse effect on our business, financial position, results of operations and cash flows.

There is U.S. income tax risk associated with reinsurance between U.S. insurance companies and their Bermuda affiliates.

If a reinsurance agreement is entered into among related parties, the IRS is permitted to reallocate or recharacterize income, deductions or certain other items, and to make any other adjustment, to reflect the proper amount, source or character of the taxable income of each of the parties. If the IRS were to successfully challenge our reinsurance arrangements, our financial condition, results of operations and cash flows could be adversely affected.

We may become subject to U.S. withholding tax under certain U.S. tax provisions commonly known as FATCA.

Certain U.S. tax provisions commonly known as FATCA impose a 30% withholding tax on certain payments of U.S. source income to certain “foreign financial institutions” and “non-financial foreign entities.” The withholding tax may also apply to certain “foreign passthru payments” made by foreign financial institutions at a future date. The U.S. government has signed an intergovernmental agreement to facilitate the implementation of FATCA with the government of Bermuda (the “Bermuda IGA”). The Non-U.S. Companies intend to comply with the obligations imposed on them under FATCA and the Bermuda IGA, as applicable, to avoid being subject to withholding under FATCA on payments made to them or penalties. However, no assurance can be provided in this regard. We may become subject to withholding tax or penalties if we are unable to comply with FATCA.

All or a portion of the dividends on our Class A Common Shares may be treated as U.S. source income and may be subject to withholding and information reporting under FATCA unless a shareholder (and any intermediaries through which the shareholder holds its shares) establishes an exemption from such withholding and information reporting.

We are subject to the risk that Bermuda tax laws may change and that we may become subject to new Bermuda taxes following the expiration of a current exemption after 2035.

The Bermuda Minister of Finance, under the Exempted Undertakings Tax Protection Act 1966 of Bermuda, as amended, has given us an assurance that if any legislation is enacted in Bermuda that would impose tax computed on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax will not be applicable to us or any of our operations, shares, debentures or other obligations until March 31, 2035, except insofar as such tax applies to persons ordinarily resident in Bermuda or to any taxes payable by us in respect of real property owned or leased by us in Bermuda. Given the limited duration of the Bermuda Minister of Finance’s assurance, we cannot assure you that we will not be subject to any Bermuda tax after March 31, 2035.

The impact of the Organisation for Economic Co-operation and Development’s recommendations on base erosion and profit shifting is uncertain and could impose adverse tax consequences on us.

In 2015, the Organisation for Economic Co-operation and Development published final recommendations on base erosion and profit shifting (“BEPS”). These BEPS recommendations propose the development of rules directed at counteracting the effects of tax havens and preferential tax regimes in countries around the world. Beginning with 2017, some countries in which we do business, including Bermuda and the U.S., require certain multinational enterprises, including ours, to report detailed information regarding allocation of revenue, profit, and other information, on a country-by-country basis, which could increase scrutiny by foreign tax authorities.

The BEPS recommendations also include revisions to the definition of a “permanent establishment” and the rules for attributing profit to a permanent establishment. Other recommended actions relate to the goal of ensuring that transfer pricing outcomes are in line with value creation, noting that the current rules may facilitate the transfer of risks or capital away from countries where the economic activity takes place. We expect many countries to change their tax laws in response to this project, and several countries (including the U.S.) have already changed or proposed changes to their tax laws. Changes to tax laws could increase their complexity and the burden and costs of compliance. Additionally, such changes could also result in significant modifications to the existing transfer pricing rules and could potentially have an impact on our taxable profits in various jurisdictions.

DESCRIPTION OF THE SHARE TRANSACTIONS, THE CLASS B EXCHANGE AND THE CLASS M EXCHANGE

While we believe that the summary below describes the material terms of the Share Transactions, the Class B Exchange and the Class M Exchange, it may not contain all of the information that is important to you, and is qualified in its entirety by the relevant instruments and agreements themselves, which are attached to this proxy statement. We encourage you to read the relevant instruments and agreements themselves in their entirety. Further, representations, warranties and covenants in the Transaction Agreement are not intended to function or to be relied on as public disclosures. For more information about accessing the information that we file with the SEC, please see the section entitled “Where You Can Find More Information” below.

Overview

On October 27, 2019, the Company entered into the Transaction Agreement with Apollo and certain of its affiliates under which affiliates of Apollo will make a significant investment in the Company. Apollo, through its affiliates, is, before such investment, a significant shareholder of the Company. Pursuant to the Transaction Agreement, the Company is proposing to make certain amendments to the Bye-laws, by way of amending and restating the Bye-laws, and is seeking shareholder approval for the Thirteenth Amended and Restated Bye-laws and for certain other corporate actions related to the Proposal as described in the Transaction Agreement. The amendments to the Bye-laws would reflect, among other items, the elimination of the Company’s current multi-class share structure. In connection with the Multi-Class Share Elimination, we would effect the Class B Exchange and the Class M Exchange. As part of the Proposal, the Company would also issue 35,534,942 new Class A Common Shares that the Company (or its subsidiaries) would transfer to the AOG for approximately $1.55 billion, consisting of (i) 29,154,519 AOG units valued at approximately $1.2 billion (based on the closing market price of Apollo Common Shares on October 25, 2019 and applying a 2.3% premium to the closing market price of the Class A Common Shares on October 25, 2019, the last trading day prior to the public announcement of the Proposal) and (ii) $350 million in cash. As part of the Proposal, the Company would also grant to Apollo the right to purchase additional Class A Common Shares from the Company from the Closing Date until 180 days after the Closing Date to the extent that the Conditional Right Shares do not equal at least 35% of the issued and outstanding Class A Common Shares, on a fully diluted basis. Additionally, the Company would grant to an affiliate of Apollo the right to purchase up to that number of Class A Common Shares that would increase by five percentage points the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares, calculated on a fully diluted basis. Each of the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange, the Share Transactions and the proposal to adjourn the Special Meeting as set forth in this proxy statement for the Special Meeting require the approval of our shareholders.

The Transaction Agreement generally governs the terms and conditions of the Share Issuance and Conditional Right, and provides, among other things, that, subject to the terms and conditions set forth in the Transaction Agreement, (i) the limited partnerships and limited liability companies comprising the AOG will issue 29,154,519 AOG units to the New AOG Subsidiaries in exchange for interests in such New AOG Subsidiary, (ii) the Company will issue and transfer, or cause a subsidiary to transfer, an aggregate of 27,959,184 new Class A Common Shares to the New AOG Subsidiaries in accordance with the allocations designated in writing by Apollo to the Company at least two business days prior to the Closing Date, and, in exchange therefor, the Company or certain subsidiaries of the Company will collectively receive all of the 29,154,519 AOG units received by the New AOG Subsidiaries in clause (i) and (iii) Apollo or members of the AOG will pay, or cause to be paid, in the aggregate, $350 million to the Company or a subsidiary thereof and, in exchange therefor, the Company will issue and sell, or cause such subsidiary to sell, 7,575,758 new Class A Common Shares to such members of the AOG as designated in writing by Apollo to the Company at least two business days prior to the Closing Date. The Company would also grant to Apollo, or its designee as permitted by the Transaction Agreement, the Conditional Right under the Transaction Agreement. The transaction is subject to customary closing conditions, including approval of our shareholders, the receipt of all necessary regulatory and governmental approvals and certain other closing conditions contemplated by the Transaction Agreement.

Contemporaneously with the execution of the Transaction Agreement, AMH and the Other Shareholders entered into the Voting Agreement, pursuant to which each Other Shareholder irrevocably appointed AMH as its Proxy to vote all of such Other Shareholder’s Class A Common Shares (expected to constitute approximately 0.8% of the voting power of the Company immediately following the Closing Date) at any meeting of the Company’s shareholders occurring following the Closing Date and in connection with any written resolution of the Company’s shareholders following the Closing Date. The Proxy will be of no force and effect, and AMH will not be entitled to vote any of such Other Shareholder’s Class A Common Shares upon the earlier of (i) the Fall-away Parties no longer continuing to hold or beneficially own (excluding any Class A Common Shares to which a valid proxy has been granted to any of the Apollo Shareholders by any employee of the Company) at least 7.5% of the issued and outstanding Class A Common Shares or (ii) the Apollo Shareholders no longer continuing to hold or beneficially own (including any Class A Common Shares to which a valid proxy has been granted to any Apollo Shareholder) at least 5% of the issued and outstanding Class A Common Shares. In addition, Messrs. Belardi and Wheeler have each entered into a letter agreement with the Company, pursuant to which they have agreed to vote their Class M Common Shares (defined below) in favor of the proposals on which holders of Class M Common Shares are entitled to vote at the Special Meeting. As a result of the letter agreements, all proposals on which the holders of Class M Common Shares are entitled to vote at the Special Meeting are expected to be approved by the holders of Class M Common Shares, regardless of the votes of holders of Class M Common Shares who have not entered into such agreements.

In connection with the Transaction Agreement, we will enter into the Shareholders Agreement with the Apollo Shareholders, which will provide for (i) the Company granting the Apollo Shareholders certain nomination rights to the Board, (ii) subjecting the Class A Common Shares held by the Apollo Shareholders to a lock-up period and certain other transfer restrictions and (iii) the Company granting the Facility Right to a representative of the AOG, in each case, on the terms and subject to the conditions set forth therein. The Shareholders Agreement also sets forth certain information and inspection rights in favor of, and imposes certain confidentiality obligations on, the Apollo Shareholders. Also in connection with the Transaction Agreement, we will enter into the Registration Rights Agreement with Apollo, which will provide for the obligation of the Company, at the request of Apollo, to register the resale of the Class A Common Shares held by Apollo and its affiliates with the SEC under the Act, as well as piggyback and shelf registration rights with respect to such Class A Common Shares. The Company and Apollo will also enter into the Liquidity Agreement, which will provide that once each quarter, the Company will be entitled to request that Apollo (i) purchase from the Company a number of AOG units or sell a number of Apollo Common Shares or AOG units representing at least $50 million in exchange for payment of cash proceeds, (ii) conduct a public offering of an equivalent number of Apollo Common Shares, (iii) assist with a private placement of an equivalent number of Apollo Common Shares or (iv) assist with the private placement of AOG units to a buyer meeting certain criteria and subject to certain additional transfer restrictions, in each of clauses (i)—(iv) as set forth in the Liquidity Agreement. The Transaction Agreement, the Voting Agreement, the Shareholders Agreement, the Registration Rights Agreement and the Liquidity Agreement are described in more detail in the section entitled “Description of the Transaction Documents” below.

Share Exchange

Pursuant to and subject to the terms of the Transaction Agreement, the Company agreed to issue and transfer, or cause a subsidiary to transfer, an aggregate of 27,959,184 new Class A Common Shares to the New AOG Subsidiaries in accordance with the allocations designated in writing by Apollo to the Company at least two business days prior to the Closing Date, and, in exchange therefor, the Company or certain subsidiaries of the Company will collectively receive all of the 29,154,519 AOG units received by the New AOG Subsidiaries from the members of the AOG. The sale price of such new Class A Common Shares represents a 2.3% premium to the closing market price of the Class A Common Shares on October 25, 2019, the last trading day prior to the public announcement of the Proposal. The date and time of the closing of the Share Issuance will be at 10:00 a.m., New York City time, on the second business day after the satisfaction or waiver of the conditions to the closing set forth in the Transaction Agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to fulfillment or waiver of those conditions), or such other date as is mutually agreed upon in writing by the Company and Apollo, provided that, without the prior written consent of the Company and Apollo, the closing will not occur prior to January 6, 2020.

Share Sale

Pursuant to and subject to the terms of the Transaction Agreement, Apollo or certain members of the AOG will pay, or cause to be paid, in the aggregate, $350 million to the Company or a subsidiary thereof and, in exchange therefor, the Company will issue and sell, or cause such subsidiary to sell, 7,575,758 new Class A Common Shares to such members of the AOG as designated in writing by Apollo to the Company at least two business days prior to the Closing Date. The sale price of $46.20 per share represents a 10% premium to the closing price of Class A Common Shares on October 25, 2019, the last trading day prior to the public announcement of the Proposal.

Conditional Right

Pursuant to the Transaction Agreement, the Company agreed to grant to Apollo the right to purchase additional Class A Common Shares from the Company from the Closing Date until 180 days after the Closing Date to the extent that the Conditional Right Shares do not equal at least 35% of the issued and outstanding Class A Common Shares, on a fully diluted basis. In the event that Apollo exercises its Conditional Right, Apollo will pay the Company a price per share of Class A Common Shares equal to the volume-weighted average price for Class A Common Shares for the 30 calendar days prior to the date Apollo delivers notice to the Company that it has exercised the Conditional Right, in accordance with the Transaction Agreement. The Conditional Right may be exercised in whole or in part and on up to three separate occasions. If Apollo delivers notice to the Company that it has exercised the Conditional Right, Apollo and the Company will effect the closing of the purchase contemplated by the Conditional Right within five business days of the delivery of such notice. The Conditional Right will automatically terminate on the date that is 181 days after the Closing Date.

Facility Right

Additionally, pursuant to the Shareholders Agreement, the Company agreed to grant to AMH (or its designated replacement) the right to purchase up to that number of Class A Common Shares that would increase by five percentage points the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares, calculated on a fully diluted basis. The Facility Right may be exercised on more than one occasion in increments that would increase by no less than one percentage point the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares. The purchase price for the Class A Common Shares issued in connection with the exercise of the Facility Right will be equal to the greater of the closing price of Class A Common Shares on the last trading day immediately prior to the applicable exercise of the Facility Right and (i) for the first year following the Closing Date, $42.92, and (ii) thereafter, the 60 calendar day trailing volume-weighted average price of such Class A Common Shares as of the applicable exercise date of the Facility Right.

Use of Proceeds

The Company expects to use the cash proceeds from the Share Issuance for general corporate purposes, including (i) to fund the Company’s organic and inorganic growth, (ii) repurchases of the Company’s outstanding Class A Common Shares and (iii) the payment of fees and expenses in connection with the transaction.

Class B Exchange

In connection with the Multi-Class Share Elimination, the Company seeks to convert all of the Class B Common Shares into an equal number of Class A Common Shares on a one-for-one basis. If the proposal to approve the Class B Exchange is approved, the Class B Exchange will occur automatically, without any further action by the holder of any Class B Common Shares or the Company, contemporaneously with the closing of the Share Issuance. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions are approved.

Class M Exchange

In connection with the Multi-Class Share Elimination, the Company seeks to convert all of the Class M Common Shares, including those that will vest at the time of the closing of the Share Issuance, into a combination of Class A Common Shares and Warrants to purchase Class A Common Shares (as further described herein). If the Class M Exchange is approved by the holders of vested Class M Common Shares and all other conditions to the closing of the Share Issuance are satisfied or waived by the applicable parties, immediately before the closing of the Share Issuance, all vesting conditions with respect to the outstanding Class M-4 common shares and Class M-4 Prime common shares (as described below) will be accelerated, and the holder will hold the relevant Class M-4 common shares and Class M-4 Prime common shares subject to such shares not being subject to any further vesting conditions (the “Acceleration”). If the proposal to approve the Class M Exchange is approved, the Class M Exchange will occur automatically, without any further action by the holder of any Class M Common Shares or the Company, contemporaneously with the closing of the Share Issuance. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Share Transactions are approved.

In connection with the Class M Exchange, we expect that certain of our current executive officers, including each of our named executive officers, will have the following number of Class M Common Shares converted into a combination of Class A Common Shares and Warrants to purchase Class A Common Shares:

EXECUTIVE OFFICER	Class M Common Share Type	Vested Class M Common Shares (Time)	Vested Class M Common Shares (Performance)	Unvested Class M Common Shares (Time)(1)	Unvested Class M Common Shares (Performance)(1)
James R. Belardi	M1	782,051.66	1,564,103.34	—	—
	M2	420,505.38	420,505.38	—	—
	M3	250,000.00	750,000.00	—	—
William J. Wheeler	M4 Prime	666,666.68	833,333.33	166,666.66	833,333.33
Grant Kvalheim	M4 Prime	51,731.39	76,344.20	58,666.40	146,667.00
Martin P. Klein	M4 Prime	29,903.61	44,641.16	34,666.67	86,666.67
John Rhodes	M4 Prime	22,779.18	39,442.75	26,666.40	66,667.00
Executive Officers as a Group	M1	1,198,519.16	2,074,870.84	—	—
	M2	420,505.38	420,505.38	—	—
	M3	250,000.00	750,000.00	—	—
	M4	5,000.00	4,282.48	—	—
	M4 Prime	795,935.10	1,035,509.95	313,332.53	1,200,001.00

(1)	The vesting conditions for such Class M Common Shares will be waived at the time of the closing of the Share Issuance.

The Compensation Committee of the Board weighed various alternatives for the unvested Class M Common Shares and determined that accelerating the vesting of such shares, both time and performance-based, was the most efficient outcome for the Company in light of expected tax consequences and out-of-pocket expenses and the significant complexity that would have been needed to design an economically equivalent replacement award for the unvested Class M Common Shares.

Parties to the Transactions

Athene Holding Ltd.

Athene Holding Ltd. (NYSE: ATH) is a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs. The Company generates attractive financial results for its policyholders and shareholders by combining its two core competencies of (1) sourcing long-term, generally illiquid liabilities and (2) investing in a high-quality investment portfolio, which takes advantage of the illiquid nature of its liabilities. The Company’s steady and significant base of earnings generates capital that the Company opportunistically invests across its business to source attractively-priced liabilities and capitalize on opportunities. The Company’s differentiated investment strategy benefits from its strategic relationship with Apollo and its indirect subsidiary, ISG. Apollo and ISG provide a full suite of services for our investment portfolio, including direct investment management, asset allocation, mergers and acquisition asset diligence and certain operational support services, including investment compliance, tax, legal and risk management support. Our relationship with Apollo and ISG also provides us with access to Apollo’s investment professionals around the world as well as Apollo’s global asset management infrastructure across a broad array of asset classes. The Company is led by a highly skilled management team with extensive industry experience. We are based in Bermuda with our U.S. subsidiaries’ headquarters located in Iowa.

Apollo Global Management, Inc.

Founded in 1990, Apollo is a leading global alternative investment manager. Apollo is a contrarian, value-oriented investment manager in credit, private equity and real assets, with significant distressed investment expertise. Apollo has a flexible mandate in many of the funds it manages which enables its funds to invest opportunistically across a company’s capital structure. Apollo raises, invests and manages funds on behalf of some of the world’s most prominent pension, endowment and sovereign wealth funds, as well as other institutional and individual investors. As of December 31, 2018, Apollo had total AUM of $280 billion, including approximately $193 billion in credit, $69 billion in private equity and $18 billion in real assets. Apollo has consistently produced attractive long-term investment returns in its traditional private equity funds, generating a 39% gross IRR and a 25% net IRR on a compound annual basis from inception through December 31, 2018.

Apollo Operating Group

The “Apollo Operating Group” refers to, collectively, Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, Apollo Principal Holdings XII, L.P. and AMH Holdings (Cayman), L.P.

Related Party Transactions

The following is a description of certain relationships and transactions that have existed or that we have entered into since January 1, 2018, for which the amount involved exceeds $120,000 and our directors, executive officers or shareholders who are known to us to beneficially own more than five percent of our voting Class A Common Shares or Class B Common Shares, including Apollo, have a direct or indirect material interest as well as certain other transactions.

Relationships and Related Party Transactions involving Apollo or its Affiliates

We have a strategic relationship with Apollo. In addition to being our co-founder, Apollo assists us in identifying and capitalizing on acquisition opportunities that have been critical to our ability to significantly grow our business. Members of the Apollo Group are significant owners of our Common Shares and control 45% of the aggregate voting power of our equity securities, which may be subject to certain adjustments, as described above. James R. Belardi, our Chief Executive Officer and a member of the Board, is the Chief Executive Officer, Chief Investment Officer and a director of ISG, a subsidiary of Apollo that manages our alternative investments. He receives remuneration from acting as Chief Executive Officer of ISG and owns a profits interest in ISG. Three of our other directors, Messrs. Lohr, Michelini, and Rowan, also serve as directors of ISG. Additionally, employees of Apollo and its affiliates serve on the Board. We expect our strategic relationship with Apollo to continue for the foreseeable future.

Mr. Belardi owns a 5% profits interest in ISG (the “Interest”). Reflecting the increasing importance of sourcing differentiated assets to drive performance in today’s low-yield, low-spread environment, we expect that, subject to certain approvals, the Interest will be reset at 4% of profits plus an amount equal to 4.5% of the sub-allocation fees described within “—Investment Management Relationships—Current Fee Structure” below. Under these arrangements, Mr. Belardi will retain the Interest only during employment; and if Mr. Belardi remains employed with ISG through December 31, 2023, then following his employment termination, he will be eligible to receive a one-time payment equal to a multiple of the annual amount historically earned through the Interest.

The following table summarizes the amounts we have incurred, directly and indirectly, from Apollo and its affiliates for periods indicated below (dollars in millions):

	Nine months ended September 30, 2019	Year ended December 31, 2018
IMAs(1)(2)(3)	$309.7	$345.9
Apollo Fund Investments(4)	58.9	75.3
AmeriHome	8.9	11.1
Shared Services Agreement	5.8	7.1
Commercial Mortgage Loan Servicing Agreement	0.2	0.2
Out-of-Pocket Expenses	2.5	5.4

(1)

Excludes $2.4 million and $2.3 million of sub-advisory fees paid to ISG for the benefit of third-party sub-advisors for the nine months ended September 30, 2019 and year ended December 31, 2018, respectively.

(2)

Excludes fees charged by Apollo to third-party cedants with respect to assets supporting obligations reinsured to us. Third-party cedants bear legal responsibility for payment of the investment management fees charged; however, we are the beneficiaries of the services performed and the fees ultimately reduce the settlement payments received from such third-party cedants. For the nine months ended September 30, 2019 and the year ended December 31, 2018 such fees were $66.9 million and $51.6 million, respectively.

(3)

For purposes of comparability, amounts previously disclosed separately for MSAA fees, have been included in the IMA totals for the year ended December 31, 2018. See Investment Management Relationships—Current Fee Structure for further discussion.

(4)	Includes total management, carried interest (including unrealized but accrued carried interest fees) and other fees, including those we hold as equity method investments.

Investment Management Relationships

Substantially all of our invested assets are managed by Apollo pursuant to our IMAs. Apollo provides a full array of asset and portfolio management services to us. Apollo has deep sector experience in the asset management industry and has overseen our investment portfolio since our founding. The Apollo investment platform provides us with access to Apollo’s investment expertise and fully-built infrastructure without the burden of incurring the development and maintenance costs of building an in-house investment asset manager with the capabilities of Apollo. As of September 30, 2019 and December 31, 2018, Apollo managed approximately $125.1 and $107.1 billion, respectively, of our invested assets.

As of September 30, 2019, Apollo’s investment professionals managed substantially all of the assets in accounts owned by us or in accounts supporting reinsurance ceded to our subsidiaries by third-party issuers (the “Accounts”) in a number of asset classes, including investment grade corporate credit, residential mortgage backed securities (“RMBS”), high yield credit, commercial mortgage loans (“CMLs”), collateralized loan obligations (“CLOs”), commercial mortgage backed securities (“CMBS”) and certain asset backed securities (“ABS”). Having extensive knowledge of our corporate structure and business targets, Apollo often creates or sources unique investment opportunities, such as our investments in MidCap FinCo Limited (“MidCap”) and AmeriHome Mortgage Company, LLC (“AmeriHome”), described under “—MidCap” and “—AmeriHome” below.

We have historically relied on Apollo to efficiently reinvest large blocks of invested assets we have acquired. Apollo’s investment professionals have developed an intimate knowledge of our liability profile, which is long-dated and predominantly surrender charge protected. This knowledge serves as the foundation of our asset management strategy by enabling us to take advantage of our generally illiquid liability profile and identify asset opportunities with an emphasis on earning incremental yield by taking liquidity risk and complexity risk, rather than assuming solely credit risk. Through Apollo, we are able to source, value and invest in these high-quality assets to target and drive greater investment returns. Additionally, Apollo has tailored its service offering to our evolving needs. For example, in response to unfavorable macroeconomic conditions, driving diminishing credit spreads on investment grade marketable securities, Apollo is making significant investment in asset origination capabilities to provide higher yielding assets to our investment portfolio.

Current Fee Structure

During the second quarter of 2019, we entered into the Seventh Amended and Restated Fee Agreement, dated as of June 10, 2019, between us and AAM (the “Fee Agreement”). Under the Fee Agreement, effective retroactive to January 1, 2019, we pay Apollo:

(1)

a base management fee equal to the sum of (i) 0.225% per year of the lesser of (A) the aggregate market value of the Accounts on December 31, 2018 of $103.4 billion (the “Backbook Value”) and (B) the aggregate market value of substantially all of the assets in the Accounts at the end of the respective month, plus (ii) 0.15% per year of the amount, if any, by which the aggregate market value of substantially all of the assets in the Accounts at the end of the respective month exceeds the Backbook Value (the “Incremental Value”); plus

(2)

with respect to each asset in an Account, subject to certain exceptions, that is managed by Apollo and that belongs to a specified asset class tier (Core, Core Plus, Yield and High Alpha), a sub-allocation fee as follows, which will, in the case of assets acquired after January 1, 2019, be subject to a cap of 10% of the applicable asset’s gross book yield:

(i)

0.065% of the market value of Core assets, which include public investment grade corporate bonds, municipal securities, agency RMBS or CMBS, and obligations of governmental agencies or government sponsored entities that are not expressly backed by the U.S. government;

(ii)

0.13% of the market value of Core Plus assets, which include private investment grade corporate bonds, fixed rate first lien CMLs, and certain obligations issued or assumed by financial institutions and determined by Apollo to be “Tier 2 Capital” under Basel III, a set of recommendations for international banking regulations developed by the Bank for International Settlements;

(iii)

0.375% of the market value of Yield assets, which include non-agency RMBS, investment grade CLOs, CMBS and other ABS (other than RMBS and CLOs), emerging market investments, below investment grade corporate bonds, subordinated debt obligations, hybrid securities or surplus notes issued or assumed by a financial institution, rated preferred equity, residential mortgage loans (“RML”), bank loans, investment grade infrastructure debt, and floating rate CMLs on slightly transitional or stabilized traditional real estate;

(iv)

0.70% of the market value of High Alpha assets, which include subordinated CMLs, below investment grade CLOs, unrated preferred equity, debt obligations originated by MidCap, CMLs for redevelopment or construction loans or secured by non-traditional real estate, below investment grade infrastructure debt, certain loans originated directly by Apollo (other than MidCap loans), and agency mortgage derivatives; and

(v)	0.00% of the market value of cash and cash equivalents, U.S. treasuries, non-preferred equities and alternatives.

The following represents assets based on the above sub-allocation structure:

(In millions, except percentages)	September 30, 2019	Percent of Total
Core	$33,514	26.8%
Core Plus	31,770	25.4%
Yield	46,081	36.8%
High Alpha	4,347	3.5%
Other(1)	9,426	7.5%

Total sub-allocation assets	125,138	100.0%

(1)

Other includes assets within sub-allocation category (v) (which includes Apollo Fund Investments discussed below) and assets that do not fall within any of the sub-allocation categories described above. Assets that do not fall within the sub-allocation categories above are termed “Special Assets” and are subject to the base management fee and separately negotiated sub-allocation fees.

The Fee Agreement provides for a possible payment by Apollo to us, or a possible payment by us to Apollo, equal to 0.025% of the Incremental Value as of the end of each year, beginning on December 31, 2019, depending upon the percentage of our investments that consist of Core and Core Plus assets. If more than 60% of our invested assets that are subject to the sub-allocation fees are invested in Core and Core Plus assets, we will receive a 0.025% fee reduction on the Incremental Value. If less than 50% of our invested assets that are subject to the sub-allocation fee are invested in Core and Core Plus assets, we will pay an additional fee of 0.025% on Incremental Value. Under the Fee Agreement, fees payable to Apollo for sub-advisory services are encompassed within the current fee structure and are no longer paid separately as Sub-Advisory Fees (as defined below). See “—Historical fee structure” below for further discussion of the prior fee structure. However, in certain instances, Apollo earns an incentive fee in its capacity as sub-advisor of our invested assets.

Since January 1, 2018, ISG has provided us an investment management fee discount of 0.075% on all liabilities in excess of $5.1 billion sourced through our organic distribution channels during 2016, subject to amortization of the liabilities from the time they were written.

Affiliates of Apollo also earn additional fees paid by funds or other collective investment vehicles in which we are invested for management and other services provided by such affiliates of Apollo to such funds and investment vehicles.

We believe that our relationships with Apollo and Apollo’s affiliates have contributed to and will continue to contribute to our strong financial performance. For the nine months ended September 30, 2019 and the year ended December 31, 2018, we generated net investment income of $3.3 billion and $4.0 billion, respectively. Net of the aforementioned investment management fees, we achieved consolidated net investment earned rates of 4.43% and 4.54% for the nine months ended September 30, 2019 and year ended December 31, 2018, respectively.

Historical Fee Structure

Prior to January 1, 2019, we paid AAM an annual fee of 0.40%, subject to certain discounts and exceptions, on all assets that AAM managed in Accounts up to $65,846 million and 0.30% per year on assets managed in excess of such amount. Additionally, for certain assets which required specialized sourcing and underwriting capabilities, AAM had chosen to mandate sub-advisors rather than build out in-house capabilities. AAM entered into Master Sub-Advisory Agreements (MSAAs) with certain Apollo affiliates to sub-advise AAM with respect to a portion of our assets, with the fees recharged to us, in addition to the gross fee paid to AAM.

The MSAAs covered services rendered by Apollo-affiliated sub-advisors relating to the following investments:

(In millions, except for percentages)	December 31, 2018
AFS securities
Foreign governments	$153
Corporate	3,398
CLO	5,703
ABS	663
CMBS	880
Trading securities	87
Equity securities	2
Mortgage loans	3,507
Investment funds	157
Funds withheld at interest	4,126
Other investments	70

Total assets sub-advised by Apollo affiliates	$18,746

Percent of assets sub-advised by Apollo affiliates to total AAM-managed assets	18%

Through the IMAs with AAM and the MSAAs between AAM and Apollo, we paid Apollo 0.40% per year on all assets in the Accounts explicitly sub-advised by Apollo up to $10,000 million, 0.35% per year on all assets in such accounts explicitly sub-advised by Apollo in excess of $10,000 million up to $12,441 million, 0.40% per year on all assets in such accounts explicitly sub-advised by Apollo in excess of $12,441 million up to $16,000 million, and 0.35% per year on all assets in such accounts explicitly sub-advised by Apollo in excess of $16,000 million, subject to certain exceptions (“Sub-Advisory Fees”).

Termination of Investment Management or Advisory Agreements with Apollo

The investment management or advisory agreements between us and the applicable Apollo subsidiary have no stated term and may be terminated by either the applicable Apollo subsidiary, the Company or the relevant Company subsidiary, as applicable, upon notice at any time. However, the Bye-laws currently provide that we may not, and will cause our subsidiaries not to, terminate any IMA among us or any of our subsidiaries, on the one hand, and the applicable Apollo subsidiary, on the other hand, other than on June 4, 2023 or any two year anniversary of such date (each such date, an “IMA Termination Election Date”) and any termination on an IMA Termination Election Date requires (i) the approval of two-thirds of our Independent Directors (as defined below) and (ii) prior written notice to the applicable Apollo subsidiary of such termination at least 30 days, but not more than 90 days, prior to an IMA Termination Election Date. If our Independent Directors make such election to terminate and notice of such termination is delivered, the termination will be effective no earlier than the second anniversary of the applicable IMA Termination Election Date (the “IMA Termination Effective Date”). Notwithstanding the foregoing, (A) except as set forth in clause (B) below, the Board may only elect to terminate an IMA on an IMA Termination Election Date if two-thirds of our Independent Directors determine, in their sole discretion and acting in good faith, that either (i) there has been unsatisfactory long-term performance materially detrimental to us by the applicable Apollo subsidiary or (ii) the fees being charged by the applicable Apollo subsidiary are unfair and excessive compared to a comparable asset manager (provided, that in either case such Independent Directors must deliver notice of any such determination to the applicable Apollo subsidiary and the applicable Apollo subsidiary will have until the applicable IMA Termination Effective Date to address such concerns, and provided, further, that in the case of such a determination that the fees being charged by the applicable Apollo subsidiary are unfair and excessive, the applicable Apollo subsidiary has the right to lower its fees to match the fees of such comparable asset manager) and (B) upon the determination by two-thirds of our Independent Directors, we or our subsidiaries may also terminate an IMA with the applicable Apollo subsidiary, on a date other than an IMA Termination Effective Date, as a result of either (i) a material violation of law relating to the applicable Apollo subsidiary’s advisory business, or (ii) the applicable Apollo subsidiary’s gross negligence, willful misconduct or reckless disregard of its obligations under the relevant agreement, in each case of this clause (B), that is materially detrimental to us, and in either case of this clause (B), subject to the delivery of written notice at least 30 days prior to such termination; provided, that in connection with an event described in clause (B)(i) or (B)(ii), the applicable Apollo subsidiary shall have the right to dispute such determination of the Independent Directors within 30 days after receiving notice from us of such determination, in which case the matter will be submitted to binding arbitration and such IMA shall continue to remain in effect during the period of the arbitration (the events described in the foregoing clauses (A) and (B) are referred to in more detail in the Bye-laws as “AHL Cause”). For purposes of these provisions of the Bye-laws, an “Independent Director” cannot be (x) an officer or employee of ours or any of our subsidiaries or (y) an officer or employee of (1) any member of the Apollo Group described in clauses (i) through (iv) of the definition of “Apollo Group” as set forth in the Bye-laws or (2) AGM or any of its subsidiaries (excluding any subsidiary that constitutes any portfolio company (or investment) of (A) an investment fund or other investment vehicle whose general partner, managing member or similar governing person is owned, directly or indirectly, by AGM or by one or more of its subsidiaries or (B) a managed account agreement (or similar arrangement) whereby AGM or one or more of its subsidiaries serves as general partner, managing member or in a similar governing position). The limitations on our ability to terminate the IMAs with the applicable Apollo subsidiary could have a material adverse effect on our financial condition and results of operations.

Our organizational documents give our Independent Directors complete discretion, while acting in good faith, as to whether to determine if an AHL Cause event has occurred with respect to any IMA with the applicable Apollo subsidiary, and therefore our Independent Directors are under no obligation to make, and accordingly may exercise their discretion never to make, such a determination.

The boards of directors of the Company’s subsidiaries may terminate an IMA with the applicable Apollo subsidiary relating to the applicable Company subsidiary if such subsidiary’s board of directors determines that such termination is required in the exercise of its fiduciary duties. If our subsidiaries do elect to terminate any such agreement, other than as provided above, we may be in breach of the Bye-laws, which could subject us to regulatory scrutiny, expose us to shareholder lawsuits and could have a negative effect on our financial condition and results of operations.

Apollo Fund Investments

Apollo invests certain of our assets in investment funds or other collective investment vehicles whose general partner, managing member, investment manager or collateral manager is owned, directly or indirectly, by Apollo or by one or more of Apollo’s subsidiaries (“Apollo Fund Investments”). Apollo Fund Investments comprised 83.3% and 83.7% of our alternative investment portfolio as of September 30, 2019 and December 31, 2018, respectively. Apollo’s alternative investment strategy is inherently opportunistic and subject to concentration limits on specific risks. We have opportunistically allocated approximately 5% of the assets in the Accounts to alternative investments. Individual alternative investments are selected based on the investment’s risk-reward profile, incremental effect on diversification and potential for attractive returns due to sector and/or market dislocations. There is a preference for alternative investments that have some or all of the following characteristics, among others: (i) investments that constitute a direct investment or an investment in a fund with a high degree of co-investment; (ii) investments with credit- or debt-like characteristics (for example, a stipulated maturity and par value), or alternatively, investments with reduced volatility when compared to pure equity; or (iii) investments that have less downside risk. As of September 30, 2019 and December 31, 2018, 3.8% and 3.4%, respectively, of our assets in the Accounts were invested in Apollo fund investments. Fees related to such invested assets varied from 0% per annum to 2.00% per annum with respect to management fees and 0% to 20% of profits for carried interest, subject in many cases to preferred return hurdles.

As of September 30, 2019 and December 31, 2018, our Apollo Fund Investments consisted of the following (dollars in millions):

	September 30, 2019		December 31, 2018
(In millions, except percentages)	Invested Asset Value	% of total	Invested Asset Value	% of total
Differentiated investments
AmeriHome Mortgage Company, LLC (AmeriHome)	$574	12%	$568	15%
MidCap FinCo Designated Activity Company (MidCap)	556	12%	553	15%
Catalina Holdings Ltd. (Catalina)	270	6%	232	6%
Athora Holding Ltd. (Athora)	138	3%	130	3%
Venerable Holdings, Inc. (Venerable)	94	2%	92	2%
Other	210	5%	229	6%

Total differentiated investments	1,842	40%	1804	48%
Real estate	984	21%	753	20%
Credit funds	1,113	24%	722	19%
Private equity	86	2%	21	1%
Real assets	213	5%	200	5%
Natural resources	260	6%	194	5%
Public equities	101	2%	64	2%

Total Apollo fund investments	$4,599	100%	$3,758	100%

As of September 30, 2019 and December 31, 2018, 16.5% and 17.5%, respectively, of our total investments, including related parties and consolidated VIEs, are comprised of securities, including investment funds, in which Apollo, or an Apollo affiliate, has significant influence or control over the issuer of a security or the sponsor of the investment fund. The following table summarizes our cash flow activity related to these investments for the period presented below (dollars in millions):

	Nine months ended September 30, 2019	Year ended December 31, 2018
Sales, maturities, and repayments	$417	$935
Purchases	(2,317)	(2,795)

For additional information regarding these investments, refer to our condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 and our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018.

Certain members of the Board of directors may directly receive carried interest or may receive a portion of the carried interest that Apollo receives from fund investments in which we are invested. Certain directors may invest in fund investments in which we have invested. Additionally, Mr. Belardi and Mr. Kvalheim also have interests in certain of these fund investments. Certain officers from time to time may invest in Apollo funds or co-investments.

AmeriHome

We hold a significant investment in AmeriHome, a mortgage lender and mortgage servicer, through our investment A-A Mortgage Opportunities, L.P. (“A-A Mortgage”), an investment fund managed by Apollo. AmeriHome originates assets that we may acquire that are consistent with our investment strategy. See Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Consolidated Investment Portfolio in our quarterly report on Form 10-Q for the quarterly period ended September 30, 2019, which is incorporated by reference into this proxy statement. Through September 30, 2019, we made equity investments of $315 million in A-A Mortgage. We have approximately 71% of the economic interests in A-A Mortgage, A-A Mortgage owns 100% of the equity interests in Aris Mortgage Holding Company LLC (“Aris Holdco”) (not including profits interests in Aris Holdco held by AmeriHome management), and Aris Holdco owns 100% of the equity interests in AmeriHome. In addition, two of our executive officers, James R. Belardi (also a director) and Martin P. Klein, as well as one of our other directors, Marc Rowan, currently serve on the board of Aris Holdco. In connection with our equity investment in A-A Mortgage, we agreed that Aris Holdco will pay Apollo a management fee equal to 1.5% of Aris Holdco’s consolidated equity, in addition to the 10% carried interest that Apollo receives subject to an 8% hurdle. This management fee is paid in respect of certain management and oversight services provided by Apollo to A-A Mortgage and its subsidiaries. In connection with transaction advice that may be rendered by Apollo Global Securities, LLC (“AGS”) relating to certain strategic transactions that may be entered into by Aris Holdco and/or its subsidiaries, Aris Holdco has agreed, subject to certain limitations, to pay AGS transaction fees equal to 1% of the aggregate consideration in such transactions for which AGS provides advice. In addition, certain other investors in A-A Mortgage, including an Apollo-affiliated fund, as a condition to their commitments to invest in A-A Mortgage, required that the amounts paid by Aris Holdco to Apollo in respect of the management fee and amounts paid to AGS in respect of transaction fees would be rebated to such investors.

Gross management fees incurred by Aris Holdco for services rendered by Apollo for the nine months ended September 30, 2019 and the year ended December 31, 2018, totaling $0.9 million and $2.7 million, respectively, were rebated to other investors in A-A Mortgage. Apollo also recognized approximately $ 6.6 million and $8.1 million in unrealized incentive income for nine months ended September 30, 2019 and the year ended December 31, 2018, respectively.

In 2015, we entered into loan purchase and servicing agreements with AmeriHome. The agreements allow us to purchase certain RMLs which AmeriHome has originated or purchased from correspondent sellers and pooled for sale in the secondary market. AmeriHome retains the servicing rights to the loans sold and generally charges a fee of 25 basis points on the loans serviced. For the nine months ended September 30, 2019 and the year ended December 31, 2018, we purchased $254 million and $722 million, respectively, of RMLs under this agreement. Additionally, we purchased ABS securities issued by AmeriHome affiliates in the amount of $0 and $125 million during the nine months ended September 30, 2019 and the year ended December 31, 2018, respectively (includes purchases made by third-party cedents with respect to assets backing obligations reinsured to us).

Previously, we had loans due from A-A Mortgage affiliates, of which the largest aggregate amount of principal outstanding during the year ended December 31, 2018 was $162 million. The loans were repaid in 2018 and we received $5.7 million in interest in connection with the loans. We also have commitments to make additional equity investments in A-A Mortgage of $254 million as of September 30, 2019 (includes $85 million of commitments made by third-party cedents with respect to assets backing obligations ceded to us).

MidCap

We hold a significant investment in MidCap through AAA Investments (Co-Invest VII), L.P. (“CoInvest VII”), a consolidated investment fund managed by an affiliate of Apollo. In addition, one of our directors, Hope Taitz, currently serves on the board of MidCap. When we originally invested in MidCap Financial Holdings, LLC (“MidCap Financial”) in November 2013, MidCap Financial was a specialty finance company which primarily originated lending opportunities in the healthcare sector. With the assistance of Apollo, MidCap Financial entered new lending markets, raised substantial equity capital and restructured as MidCap in January 2015. MidCap represents a unique investment in an origination platform made available to us through our relationship with Apollo and, from time to time, provides us with access to assets for our investment portfolio. As of September 30, 2019, CoInvest VII owned 25% of the outstanding economic interests of MidCap valued at $554 million.

Additionally, we have made loans directly to MidCap Financial to which subsidiaries of MidCap succeeded as borrower. In connection with the acquisition of MidCap Financial by CoInvest VII in 2013, we entered into a subordinated debt facility with MidCap Financial with a principal amount of $245 million and a maturity date of July 2018. In connection with the restructuring of MidCap Financial into MidCap in January 2015, subsidiaries of MidCap Holdings succeeded as borrower under the subordinated debt facility, and the maturity date of the facility was extended to January 2022. In January 2016, the subordinated debt facility was amended and restated in connection with new loans made by third-party lenders. The loans under the amended and restated facility mature in January 2026 and earn interest at a rate of 9.0% per annum. For the nine months ended September 30, 2019 and the year ended December 31, 2018, we earned income of $18 million and $23 million, respectively, in connection with the subordinated debt financing. The principal balance under the financing was $245 million as of September 30, 2019.

Additionally, we purchased, net of paydowns, $469 million and $151 million in ABS and CLO securities issued by MidCap affiliates during the nine months ended September 30, 2019 and the year ended December 31, 2018, respectively (includes purchases made by third-party cedents with respect to assets backing obligations reinsured to us). From time to time, we have entered into participation arrangements with MidCap Holdings with respect to loans we purchase that were originated or otherwise sourced by MidCap Holdings. In January 2016, we purchased a pool of loans that were sourced by MidCap and contemporaneously sold subordinated participation interests in the loans to a subsidiary of MidCap receiving aggregate consideration of $24 million. As of September 30, 2019, no subordinated participation interest was due to MidCap under the subordinated participation agreement. In addition, from time to time, MidCap may originate or source loans that we purchase directly. As is customary practice for loan originators, MidCap may retain a percentage of the origination fees on the loans we purchase that are paid by the borrowers and may also act as agent for the lenders under the related loan agreements.

Athora Holding Ltd. (formerly known as AGER Bermuda Holding Ltd.)

On April 14, 2017, in connection with a private offering, Athora Holding Ltd. (“Athora”) entered into subscription agreements with us, certain affiliates of Apollo and a number of other third-party investors pursuant to which Athora secured commitments from such parties to purchase new common shares in Athora (the “Athora Offering”), subject to required regulatory approval and certain other customary closing conditions.

On November 28, 2017, the Athora board of directors approved resolutions authorizing the closing of the Athora Offering (the “Athora Closing”) to occur on January 1, 2018 and approving a capital call from all of the Athora investors, excluding us. In connection with the Athora Closing and the issuance of shares in respect of the capital call, each of which occurred on January 1, 2018, our equity interest in the Athora Group was exchanged for 9,000,000 common shares of Athora equity securities. Prior to the Athora Closing and issuance of shares in respect of the capital call, Athora was our wholly-owned subsidiary. Immediately after the Athora Closing and issuance of shares in respect of the capital call, we held 10% of the aggregate voting power of and less than 50%

of the economic interest in Athora’s equity securities. We now hold the Athora Group as an investment rather than as consolidated subsidiaries. As of September 30, 2019, Apollo indirectly owns a 6.0% equity interest in Athora and a subsidiary of Apollo acts as the investment manager for Athora’s investment portfolio.

In connection with the Athora Closing, we entered into a Cooperation Agreement (the “Cooperation Agreement”), dated January 1, 2018, between us and Athora. Pursuant to the Cooperation Agreement, among other things, (i) for a period of 30 days from the receipt of notice of a cession, we have the right of first refusal to reinsure (A) up to 50% of the liabilities ceded from Athora’s reinsurance subsidiaries to Athora Life Re Ltd. and (B) up to 20% of the liabilities ceded from a third party to any of Athora’s insurance subsidiaries, subject to a limitation in the aggregate of 20% of Athora’s liabilities, (ii) Athora agreed to cause its insurance subsidiaries to consider the purchase of certain funding agreements and/or other spread instruments issued by our insurance subsidiaries, subject to a limitation that the fair market value of such funding agreements purchased by any of Athora’s insurance subsidiaries may generally not exceed 3% of the fair market value of such subsidiary’s total assets, (iii) we provide Athora with a right of first refusal to pursue acquisition and reinsurance transactions in Europe (other than the United Kingdom) and (iv) Athora provides us and our subsidiaries with a right of first refusal to pursue acquisition and reinsurance transactions in North America and the United Kingdom. Notwithstanding the foregoing, pursuant to the Cooperation Agreement, Athora is only required to use its reasonable best efforts to cause its subsidiaries to adhere to the provisions set forth in the Cooperation Agreement and therefore Athora’s ability to cause its subsidiaries to act pursuant to the Cooperation Agreement may be limited by, among other things, legal prohibitions or the inability to obtain the approval of the board of directors or other applicable governing body of the applicable subsidiary, which approval is solely at the discretion of such governing body. As of September 30, 2019, we have not exercised our right of first refusal to reinsure liabilities ceded to Athora’s insurance or reinsurance subsidiaries.

Our investment in Athora was $138 million and $130 million as of September 30, 2019 and December 31, 2018, respectively. Additionally, as of September 30, 2019 and December 31, 2018, we had $158 million and $166 million, respectively, of funding agreements outstanding to Athora. We also have commitments to make additional equity investments in Athora of $443 million as of September 30, 2019.

During the fourth quarter of 2018, we entered into a coinsurance agreement with Athora Lebensversicherung AG (“ALV”), a subsidiary of Athora, to reinsure endowment contracts and annuities, effective December 31, 2018. We retroceded a 100% quota share of liabilities arising under such endowment contracts and annuities pursuant to a modco retrocession agreement with Athora Life Re Ltd. (“ARE”) that was also effective December 31, 2018. For the nine months ended September 30, 2019, we accrued approximately $769,000 in commissions on the retrocession to ARE as a result of ARE’s quarterly obligation to pay ALRe a fee equivalent to 0.2% per annum of ceded reserves plus the greater of 0.1% per annum of such reserves and $500,000. In connection with this reinsurance transaction, we entered into an asset management agreement, between ALRe and Apollo Asset Management Europe LLP (“AAME”), pursuant to which AAME will manage certain ALRe assets that are backing the block ceded to us by ALV. AAME will earn a management fee of 0.175% per annum on such assets other than sovereign debt and cash or cash equivalents and 0.10% per annum on such assets constituting sovereign debt or cash or cash equivalents.

Two of our executive officers, William J. Wheeler and Martin P. Klein, as well as two of our directors, Marc Rowan and Gernot Lohr, currently serve on the board of Athora. One of our executive officers, Mr. Wheeler, and certain of our directors are indirect investors in Athora.

Third Party Sub-Advisory Agreements

In the limited instances in which Apollo desires to invest in asset classes for which it does not possess the investment expertise or sourcing abilities required to manage the assets, or in instances in which Apollo makes the determination that it is more effective or efficient to do so, Apollo mandates third-party sub-advisors to invest in such asset classes, and we reimburse Apollo for fees paid to such sub-advisors. For the nine months ended

September 30, 2019 and the year ended December 31, 2018, we reimbursed $2.4 million and $2.3 million, respectively, of sub-advisory fees to Apollo for the benefit of third-party sub-advisors.

Reinsurance of Voya Financial, Inc. and Investment in VA Capital Company LLC and Debt Financing to Venerable Holdings, Inc.

In December 2017 a consortium of investors, led by affiliates of Apollo, and certain other investors including us, agreed to purchase Voya Insurance and Annuity Company (“VIAC”), including its closed block variable annuity segment, and create a newly-formed standalone entity, Venerable Holdings, Inc. (“Venerable”), to be the holding company of VIAC. On June 1, 2018, we entered into reinsurance agreements with VIAC and ReliaStar Life Insurance Company (“RLI”), pursuant to which we reinsured a block of fixed and fixed indexed annuity liabilities from VIAC and RLI (the “FA Business Reinsurance Agreements”). The aggregate reserves of VIAC and RLI that are subject to the FA Business Reinsurance Agreements as of June 1, 2018 were approximately $19 billion. As consideration for the transactions contemplated by the FA Business Reinsurance Agreements, we paid to VIAC and RLI an aggregate ceding commission of approximately $396 million. Prior to the closing of the transactions contemplated by the Transaction Agreement, all of the business that is currently ceded by VIAC to ALRe will be recaptured by VIAC. Immediately following such recapture, VIAC will cede to Athene Annuity Re Ltd. (“AARe”) all of the recaptured business previously reinsured by ALRe. Such recapture and new reinsurance are subject to the prior approval of the Arizona Department of Insurance and the Iowa Insurance Division. ALRe, AARe and VIAC consummated such recapture and new reinsurance on December 31, 2019. VIAC was acquired by Venerable on June 1, 2018. Also on June 1, 2018, we made a $75 million minority equity investment in VA Capital Company LLC (“VA Capital”), the parent of Venerable, and we provided $150 million in debt financing to Venerable in the form of a 15-year term loan receivable. As of September 30, 2019, the amortized cost of the receivable was $148 million. While management views the overall transactions with VIAC and Venerable as favorable to us, the stated interest rate of 6.257% on the term loan to Venerable represents a below-market interest rate, and management considered such rate as part of its evaluation and pricing of the Voya reinsurance transactions.

Certain of our directors and executive officers are co-investors with us in our minority equity investment in VA Capital and the term loan to Venerable made in connection with the Voya reinsurance transactions. Subsequent to the approval of the transaction, certain of our directors and executive officers were offered the opportunity to co-invest with us in debt issued by Venerable and equity issued by VA Capital. Specifically, Messrs. Belardi, Wheeler and Michelini each purchased a portion of the investment in equity in which we had invested through co-invest vehicles and a portion of the debt in which we had invested, in each case, directly from us. Mr. Belardi purchased $1,000,000 of equity and $1,000,000 of debt, Mr. Wheeler purchased $1,000,000 of equity and $1,000,000 of debt and Mr. Michelini purchased $250,000 of equity and $250,000 of debt. In each case, these directors and executive officers purchased the securities on the same terms and conditions, including price, as we did. We did not receive any separate fee or consideration from such transactions. Messrs. Wheeler and Michelini also serve on the board of directors of VA Capital.

Strategic Partnership

On October 24, 2018, we entered into an agreement pursuant to which we may invest up to $2.5 billion over three years in funds managed by Apollo entities (the “Strategic Partnership”). This arrangement is intended to permit us to invest across the Apollo alternatives platform into credit-oriented, strategic and other alternative investments in a manner and size that is consistent with our existing investment strategy. Fees for such investments payable by us to Apollo are designed to be more favorable to us than market rates, and consistent with our existing alternative investments, investments made under the Strategic Partnership remain subject to our existing governance processes, including approval by our conflicts committee, where applicable. During each of the nine months ended September 30, 2019 and the fourth quarter of 2018, we invested $16 million under the Strategic Partnership.

PK AirFinance

During December 2019 we and Apollo purchased PK AirFinance (“PK”), an aviation lending business, including PK’s in force loan portfolio (the “Aviation Loans”), from the Aviation Services Unit of GE Capital (“GE”). The Aviation Loans are generally fully secured by aircraft leases and aircraft. In connection with such transaction, Apollo agreed to acquire from GE the PK loan origination platform, including personnel and systems, for $30 million, and, pursuant to certain agreements entered into between us, Apollo, and certain entities managed by Apollo (collectively, the “PK Transaction Agreements”), the existing Aviation Loans were acquired and securitized by a newly formed SPV for which Apollo acts as ABS manager (the “ABS-SPV”). The ABS-SPV issued tranches of senior notes (the “Senior Notes”) and subordinated notes (the “Subordinated Notes”), which are secured by the Aviation Loans.

In connection with the acquisition of the existing Aviation Loans by the ABS-SPV (i) a tranche of senior notes was acquired by third-party investors and (ii) certain of our subsidiaries purchased mezzanine tranches of the Senior Notes and the Subordinated Notes.

In addition to the investment in the Senior Notes and Subordinated Notes, we also have a right to acquire, whether directly, through the ABS-SPV or through a similar vehicle, all Aviation Loans originated by PK (the “Forward Flow Loans”). All servicing and administrative costs and expenses of Apollo (determined at cost, without mark-up) that are incurred in connection with the sourcing, origination, servicing and maintaining the Forward Flow Loans, net of any service fees and servicing and administrative cost and expense reimbursement amounts received directly from the ABS-SPV or other entities investing in the Forward Flow Loans will be allocated to, and reimbursed by us, subject to an agreed-upon annual cap.

In addition to the payment of the expenses described in the preceding paragraph and the base management fee paid to Apollo on all assets managed by Apollo, we have paid or expect to pay the following fees to Apollo or certain service providers that are affiliates of, or are companies managed by, Apollo in connection with the PK Transaction Agreements:

(A)

To Apollo, sub-allocation fees on the Senior Notes based on the sub-allocation rates applicable to Yield Assets and sub-allocation fees on the Subordinated Notes based on the sub-allocation rates applicable to High Alpha Assets. See—Investment Management Relationships—Current Fee Structure.

(B)

To Redding Ridge Asset Management LLC, a company in which certain funds managed by Apollo have an interest, as consideration for assistance with the structuring, monitoring, support and maintenance of the securitization transactions, a one-time structuring fee of approximately $1.6 million, as well as ongoing support fees equal to 1.5 bps on the total capitalization amount and certain other fees, which may become due upon the occurrence of certain events; and

(C)

To Merx Aviation Servicing Limited, a company externally managed by Apollo Investment Management, L.P., an affiliate of Apollo, with respect to certain diligence, technical support and enforcement, remarketing and restructuring services with respect to the existing Aviation Loans and the Forward Flow Loans, a one-time servicing fee of $1 million, as well as certain special situations fees, which may become due upon the occurrence of certain events.

ACRA

Athene Co-Invest Reinsurance Affiliate 1A Ltd. (“ACRA”) was initially formed as a wholly owned subsidiary of ALRe with the objective of raising third-party capital for the purpose of pursuing Qualifying Transactions (as defined below). On September 11, 2019, ALRe entered into a master framework agreement (the “Framework Agreement”) and related transaction documents with ACRA. Pursuant to the Framework Agreement and related transaction documents, ACRA received capital commitments from ALRe and certain funds referred to collectively as the Apollo/Athene Dedicated Investment Program (“ADIP”), which are managed by Apollo. As of October 31, 2019, approximately $3 billion of capital commitments have been raised to ADIP.

On October 1, 2019, ALRe sold 67% of its economic interests in ACRA to ADIP for $575 million. The shares held by ADIP are non-voting. The shares held by ALRe represent 100% of the voting power and 33% of the economic interests in ACRA. In connection with the sale of ACRA economic interests to ADIP, ALRe entered into a shareholders agreement (the “ALRe Shareholders Agreement”) with ACRA and ADIP. The terms of the Framework Agreement and the ALRe Shareholders Agreement were approved by the Disinterested Directors, acting under authority granted by the Board.

Pursuant to the Framework Agreement entered into between ALRe and ACRA, for a period expiring approximately three years following the one-year anniversary of the first ADIP fund closing (subject to two one-year extension periods exercisable by ADIP, the “Commitment Period”), ACRA has the right to participate (through itself or other legal entities formed pursuant to the Framework Agreement for purposes of entering into such transactions) in substantially all legal entity acquisition transactions, third-party block reinsurance transactions and pension risk transfer transactions, as well as certain flow reinsurance transactions with third-party counterparties (each, a “Qualifying Transaction”). ALRe may also offer ACRA the right to participate in flow reinsurance transactions with existing third-party counterparties and reinsurance transactions involving new funding agreements from time to time, subject to certain conditions. ACRA’s election to participate in Qualifying Transactions is determined by the Transaction Committee of ACRA, which is a committee of the board of directors of ACRA comprised of our representatives and those of AGM. If ACRA elects not to participate in a Qualifying Transaction, we will have the right to pursue the Qualifying Transaction without ACRA. ACRA’s right to participate in Qualifying Transactions is subject to capital requirements applicable to ACRA and other terms and conditions.

In connection with each transaction in which ACRA elects to participate (each, a “Participating Transaction”), subject to the applicable terms and conditions of the Framework Agreement and related transaction documents, ACRA will pay ALRe a fee (the “Wrap Fee”) expected to be approximately 15 basis points per annum multiplied by the total reserves with respect to the assumed or acquired business, under a schedule where the Wrap Fee increases from 10 basis points as business assumed or acquired by ACRA increases.

In general, (a) on or about the 10th anniversary of the effective date of any Participating Transaction (other than a flow reinsurance transaction) or (b) on or about the 10th anniversary of the date on which reinsurance is terminated as to new business under any Participating Transaction that is a flow reinsurance transaction (which would occur no later than the end of the Commitment Period), ALRe or its applicable affiliate has the right (Commutation Right) to terminate ACRA’s participation in such Participating Transaction based on a book value pricing mechanism and subject to ADIP achieving a minimum return with respect to such Participating Transaction. If ALRe does not exercise the Commutation Right with respect to a Participating Transaction, then ACRA’s obligation to pay the Wrap Fee in connection with such Participating Transaction will terminate, and, subject to certain exceptions (and the applicable terms and conditions of the Framework Agreement and related transaction documents), ALRe will be required to pay ACRA a fee calculated in the same manner as the Wrap Fee. In addition, if ACRA fails to satisfy minimum aggregate capital requirements, ALRe has the right to recapture or assign to another of our subsidiaries a portion of the business retroceded to ACRA (and/or any of its insurance or reinsurance subsidiaries) to the extent necessary to cure such failure.

ACRA is expected to have a board of directors comprised of eleven directors (the “ACRA Board”). ALRe is permitted to nominate seven directors to serve on the ACRA Board: (i) one will be the Chairman, (ii) one will be a representative of Apollo, (iii) one will be our representative, (iv) two will be representatives of Apollo or us and (v) two will be independent directors. ADIP and its investors are permitted to nominate the other four directors to serve on the ACRA Board.

As of September 30, 2019, ALRe had retroceded to ACRA 100% of approximately $6.6 billion of certain fixed deferred and fixed indexed annuities and 100% of approximately $2.5 billion of group annuities. In connection with future Participating Transactions, ACRA will draw from ADIP and from ALRe their respective share of the amount of capital necessary to consummate such Participating Transactions.

In addition, ACRA pays a monthly fee to Apollo for asset management services in an amount equal to the marginal base investment management fees and sub-allocation fees we pay to Apollo pursuant to the Fee Agreement. See “—Investment Management Relationships—Current Fee Structure” for further discussion regarding the Fee Agreement.

Shared Service Agreements

We have entered into shared services agreements with ISG. Under these agreements, we and ISG make available to each other certain personnel and services. Expenses for such services are based on the amount of time spent on the affairs of the other party in addition to actual expenses incurred and cost reimbursements. These shared services agreements can be terminated for any reason upon thirty days’ notice. The shared services agreements can also be terminated immediately with respect to a specific party in the event of the insolvency by another party to the agreements, among other things.

Registration Rights Agreement

On April 4, 2014, we entered into a Registration Rights Agreement (as amended by amendments No. 1 and No. 2 thereto, dated October 6, 2015 and November 22, 2016, respectively, the “AHL Registration Rights Agreement”) with our shareholders, including each shareholder that beneficially owns more than five percent of a voting class of our common shares. The AHL Registration Rights Agreement, subject to the restrictions and limitations contained therein, sets forth the conditions under which our shareholders may demand or otherwise require us to register shares held by them and the conditions under which we may require certain shareholders to register shares held by them, in each case such registration to be effected pursuant to Act. Pursuant to the AHL Registration Rights Agreement: (i) following our initial public offering and subject to certain holding restrictions, certain holders of 5% or greater of our common shares may request and thereby require us to use our reasonable best efforts to effect registration under the Securities Act; and (ii) upon registration by us of any of our authorized but unissued Class A Common Shares or upon registration by us of any Other Shares (as defined in the AHL Registration Rights Agreement), in each case, other than registration on Form S-4 or Form S-8, holders of Registrable Shares (as defined in the AHL Registration Rights Agreement) may require us to include in such registration some or all of their Registrable Shares on the same terms and conditions as the securities otherwise being sold in such registration, subject to certain limitations and holding restrictions.

Investment Portfolio Trades with Affiliates

From time to time, Apollo executes cross trades which involve the purchase or sale of assets in a transaction between us, on the one hand, and a third party or an Apollo affiliated entity, in either case, to which Apollo or its affiliate acts in an investment advisor, general partner, managing member, collateral manager or other advisory or management capacity, on the other hand. In addition, from time to time, we may purchase or sell securities from or to related parties, other than through a cross trade transaction. We believe that these transactions are undertaken at market rates and are executed based on third-party valuations where possible. For the nine months ended September 30, 2019 and the year ended December 31, 2018, the aggregate value of such transactions where we acquired investments from related parties amounted to $346 million and $96 million, respectively. For the nine months ended September 30, 2019 and the year ended December 31, 2018, we sold $485 million and $14 million, respectively, of investments to related parties.

Commercial Mortgage Loan Servicing Agreements

We have entered into commercial mortgage loan servicing agreements with Apollo. Pursuant to these agreements, we have engaged Apollo to (1) assist with the origination of and provide servicing of, commercial loans owned by us or in which we participate, secured by mortgages, deeds of trust or documents of similar effect encumbering certain real property and commercial improvements thereon and (2) provide for management and sale of real estate owned properties.

Advisory Services Agreement

On August 23, 2016, we entered into an advisory services agreement (the “Advisory Services Agreement”) with AMH. Pursuant to the Advisory Services Agreement, AMH or certain other affiliates of Apollo may provide certain non-exclusive management, consulting, financial and other advisory services to us and our subsidiaries. Such services, which differ from those covered under our IMAs and the Fee Agreement, involve advice and recommendations related to future acquisitions, capital market activities and strategic priorities (including growth). Apollo and its affiliates do not charge us or our subsidiaries for their services and may determine not to provide any services. Apollo and its affiliates have the right to request a fee for any service they provide; however, such a request is subject to prior approval by us or the applicable subsidiary. We are responsible for all reasonable third-party out-of-pocket expenses incurred by Apollo or its affiliates related to the services they offer and provide such entities indemnification against any loss or liability arising out of the Advisory Services Agreement. The Advisory Services Agreement is effective until December 31, 2025. For the nine months ended September 30, 2019 and the year ended December 31, 2018, we paid or reimbursed Apollo or its affiliates for approximately $2.5 million and $5.4 million, respectively, in out-of-pocket expenses pursuant to the Advisory Services Agreement.

Rackspace Global Services Agreement

In September 2018, we entered into a Global Services Agreement with Rackspace US, Inc. (“Rackspace”), an Apollo portfolio company, pursuant to which Rackspace provides us with certain information technology services. The term of the agreement is three years and we expect to pay Rackspace approximately $576,000 per year under the agreement. During the nine months ended September 30, 2019, we paid or accrued Rackspace $315,000 for services rendered. We did not pay Rackspace any amounts for the year ended December 31, 2018.

Other Related Party Transactions and Relationships

We have entered into side letters with certain of our shareholders and have granted them certain rights pursuant to the respective side letters.

We entered into a side letter with AAA (the “AAA Side Letter”) in connection with our 2014 private placement. Pursuant to the AAA Side Letter, for so long as AAA holds any of our equity securities directly or indirectly, it shall have the right to have one representative present at all meetings of our Board (and committees thereof); provided that such representative shall not be entitled to vote at such meetings.

We have established an employee annuity program, pursuant to which any U.S. employee, including each of our named executive officers, may purchase certain of the annuities that we sell through our retail channel. Annuities purchased through the program are free of commissions, and amounts that we would have otherwise paid as commissions are added to the value of the contract at the time of issuance. In August 2019, one of our named executive officers purchased an annuity under the program for $1 million. Pursuant to the terms of the program, $20,500 was added to the value of his contract in lieu of commissions.

In connection with the Class M Exchange, we expect that certain of our current executive officers, including each of our named executive officers, will have their Class M Common Shares converted into a combination of Class A Common Shares and Warrants to purchase Class A Common Shares, as described in more detail in the section entitled “Description of the Share Transactions, the Class B Exchange and the Class M Exchange.”

Related Party Transaction Policy

We have established a related party transaction policy which provides procedures for the review of transactions in excess of $120,000 in any year between us and any covered person having a direct or indirect material interest with certain exceptions. Covered persons include any director, executive officer, director nominee, shareholders known to us to beneficially own 5% or more of our Class A Common Shares and Class B Common Shares or any immediate family members of the foregoing. Any such related party transactions requires advance approval by a majority of our independent directors or by our conflicts committee to the extent that such transactions constitute Apollo Conflicts (as described below), related party transactions incidental or ancillary thereto, or related party transactions relating to or involving, directly or indirectly, Apollo or any member of the Apollo Group. To the extent that the related party transaction is other than an Apollo Conflict, a related party transaction that is incidental or ancillary thereto, or a related party transaction relating to or involving, directly or indirectly, Apollo or any member of the Apollo Group, our audit committee charter provides that the audit committee has the authority to review and approve all such transactions.

Because the Apollo Group has a significant voting interest in the Company, and because the Company and its subsidiaries have entered into, and will continue in the future to enter into, transactions with Apollo and its affiliates, the Bye-laws require us to maintain a conflicts committee designated by the Board, consisting of directors who are not officers, general partners, directors, managers or employees of any member of the Apollo Group. The conflicts committee consists of Messrs. Beilinson and Borden and Ms. Taitz. The conflicts committee reviews and approves material transactions by and between the Company and its subsidiaries, on the one hand, and the Apollo Group, on the other hand, including any modification or waiver of the IMAs with the applicable Apollo subsidiary, subject to certain exceptions.

An “Apollo Conflict” is:

•	the entering into or material amendment of any material agreement by and between us and any member of the Apollo Group;

•

the imposition of any new fee on or increase in the rate of fees charged to us or any of our subsidiaries by a member of the Apollo Group, or the provision for any additional expense reimbursement to or offset by a member of the Apollo Group to be borne by us or any of our subsidiaries, directly or indirectly, pursuant to any material agreement by and between us and any member of the Apollo Group (except to the extent that any such material agreement sets forth the actual amount or formula for calculating the amount of any new fee or increase in the rate at which such fee is charged and such material agreement has been approved or is exempt from approval under the conflicts committee charter);

•

any acquisition or reinsurance transaction not contemplated by the definition of Qualifying Transaction (as defined in the Master Framework Agreement, dated September 11, 2019, by and between ACRA (together with any alternative investment vehicle formed from time to time in which the shareholders of ACRA will make a direct investment for purposes of entering into Qualifying Transactions, the “ACRA Investment Entities”) and ALRe) to be offered to any ACRA Investment Entity except for (i) new production from in-force flow reinsurance transactions and (ii) new funding arrangements; or

•

the exercise of ALRe’s commutation right under the terms of the Reinsurance Program Agreement, dated September 11, 2019, by and between ACRA and ALRe or the commutation right of Athene Annuity Re Ltd. under the terms of the Reinsurance Program Agreement, dated September 11, 2019, by and between Athene Co-Invest Reinsurance Affiliate 1B Ltd. and ALRe, in each case, as recommended by management of the Company.

Under the current Bye-laws, we require that any new (or amendments to any existing) transactions by and between us and any member of the Apollo Group be, prior to the time such transaction is entered into:

•

fair and reasonable, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable to us or any of our subsidiaries);

•	entered into on an arms-length basis;

•	approved by a majority of our Disinterested Directors;

•	approved by the holders of a majority of our issued and outstanding Class A Common Shares;

•	approved by the conflicts committee; or

•

approved by a committee consisting solely of two or more Disinterested Directors duly appointed by the Board to review such transaction instead of the conflicts committee, and provided that any such approval of a transaction by such committee complies with the Bye-laws.

Under the Thirteenth Amended and Restated Bye-laws, these requirements remain applicable to the extent that the Apollo Group (as defined in the Thirteenth Amended and Restated Bye-laws, but for purposes of these requirements, excluding any persons identified in clauses (v) and (vi) of such definition) owns shares constituting at least 7.5% of the total voting power of the Company.

In connection with any matter submitted to the conflicts committee, materials are prepared by management summarizing the applicable conflict and recommending the proposed transaction. The conflicts committee reviews market comparison data (to the extent available) relating to the reasonableness of any proposed fees to be paid.

For operational and administrative ease, certain transactions that fall within the definition of an Apollo Conflict but do not pose a material risk to us need not be approved by the conflicts committee. As described below, these exceptions include specific thresholds under which we may engage Apollo or its affiliates in an investment management or advisory (or sub-management or sub-advisory) capacity without prior conflicts committee review or approval. The following transactions, among others, are expressly excluded from the definition of Apollo Conflict and do not require the consent or review of the conflicts committee:

•

(i) transactions, rights or agreements specifically contemplated by existing agreements between the Company and Athora, (ii) entering into new IMAs or MSAAs with members of the Apollo Group on terms similar to and not more economically favorable in the aggregate to the Apollo Group than those currently in effect (provided, that payment of additional total fees and/or expenses at the same or no greater fee and/or expense reimbursement rate shall not be deemed to be more economically favorable to the Apollo Group), (iii) amendments to the agreements described in (i) and (ii) above for the purpose of adding a subsidiary of the Company thereto, or (iv) any reinsurance transaction between Athora or any of its subsidiaries and the Company or any of its subsidiaries;

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any (i) transfer of equity securities of the Company to or by any member of the Apollo Group, (ii) acquisition by any member of the Apollo Group of any newly issued equity securities that are offered to the public in a public offering, to substantially all of the holders of the Company’s common stock on a substantially pro-rata basis or at a price which is equal to or greater than the then-prevailing market price, (iii) issuance of securities to any employee or director of the Company or ISG (including allocating blocks of incentive securities to ISG for allocation by ISG to its employees and directors) pursuant to any stock incentive plan or similar equity based compensation plan approved by the Board;

•

the provision of any insurance related products by or to the Company or any of its subsidiaries to or by the Apollo Group; provided that the provision of such products is an ordinary course transaction entered into on an arms-length basis on terms no less favorable to the Company or its subsidiaries than could be contemporaneously obtained from or provided to an unaffiliated party;

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any transactions, rights or agreements between the Company or any of its subsidiaries and any portfolio company of the Apollo Group that pertain to the ordinary course business of such portfolio company; provided, that any such transactions, rights or agreements (taken as a whole) are no less favorable to the Company or the applicable subsidiary than could be obtained from or provided to an unaffiliated party;

•

an investment by the Company or any subsidiary thereof in an Apollo-sponsored vehicle; provided, that an officer of a member of the Apollo Group provides a written certificate to the Board that such investment provides the Company or its subsidiary, as applicable, with the same or better terms or a most favored nations clause (in all cases, taken as a whole with respect to such Apollo-sponsored vehicle and without consideration of any Designated Terms (as defined below)) as those applicable to other investors (excluding Designated Investors (as defined below)) in the same Apollo-sponsored vehicle who invested an amount in such vehicle equal to or less than that invested by the Company and its subsidiaries; and provided, further, that such investment represents no more than 25% of the outstanding or expected equity interests of such Apollo-sponsored vehicle (based on prior record related to the strategy), Designed Investor and Designated Terms shall have the meanings set forth for such terms or other similar terms in any customary side letter entered into by the applicable Apollo Group advisor or manager, Apollo-sponsored vehicle or other Apollo Group entity, on the one hand, and investors, other than the Company or a subsidiary thereof, who have invested in the same Apollo-sponsored vehicle, or entered into an investment management, sub-advisory or similar agreement with the Apollo Group for the same asset class, on the other hand;

•

a transaction that has been approved by a majority of our Disinterested Directors, provided that the Disinterested Directors are notified that such transaction would otherwise constitute an Apollo Conflict prior to such approval;

•	any modification, supplement, amendment or restatement of the Bye-laws that has been approved in accordance with the Bye-laws and applicable Bermuda law;

•

material amendments to contracts or transactions previously approved by the conflicts committee or a majority of our Disinterested Directors, or which are not required to be approved by either, so long as, in each case, such amendments either (i) are not materially adverse to the Company or any of its subsidiaries, or (ii) would not cause the relevant contract or transaction to require approval by the conflicts committee or a majority of our Disinterested Directors under the Bye-laws after giving effect to the relevant amendment;

•

the entry into any IMA with the Apollo Group or amending an MSAA currently in effect (or entering into a new MSAA), so long as (i) such agreement is on terms in the aggregate (including expense reimbursement and indemnities) no less favorable to the Company than customary market terms (excluding the fees charged under the IMA); and (ii) either (a) the rates on assets under management (“AUM”) under such agreement (including any carried interest or similar profit allocation, but, for the avoidance of doubt, excluding the fees charged under the IMA) do not exceed 50 basis points per annum for non-alternative assets; (b) the rates on AUM under such agreement (including any carried interest or similar profit allocation, but, for the avoidance of doubt, excluding the fees charged under the IMA) do not exceed 100 basis points per annum for alternative assets; or (c) an officer of a member of the Apollo Group provides a written certification to the Board that such agreement provides the Company or its subsidiary, as applicable, with the same or better terms or a most favored nations clause (in all cases, taken as a whole with respect to such agreement and without consideration of any Designated Terms) with respect to other investors (excluding Designated Investors) who have entered into an investment management agreement or sub-advisory or similar agreement with the Apollo Group for the same asset class and whose AUM with respect to such agreement and asset class are all equal or less than those subject to the agreement between the Company and the Apollo Group with respect to such asset class. In addition, investments in an Apollo-sponsored vehicle are not deemed Apollo Conflicts so long as such Apollo-sponsored vehicle charges fees in line with those discussed in (a) and (b) above;

•

allocations of costs or expenses between the Company or any of its subsidiaries and the Apollo Group not in excess of five basis points per annum, calculated on the total investible assets of the Company and its subsidiaries including accounts supporting reinsurance agreements for which the Company or a subsidiary thereof acts as reinsurer as of the effective date of such allocation (provided that any such allocation of costs or expenses may not be used to pay investment management fees);

•

one or more investments by the Company or any subsidiary thereof in an Apollo-sponsored vehicle, including any upsize, renewal or extension of an existing investment, up to and including $250 million per investment (or series of related investments), provided that (i) any such investment is on terms, including with respect to fees, which a member of the Apollo Group certifies that it believes are in the aggregate no less favorable to the Company or a subsidiary thereof than terms a similarly situated but unaffiliated person would receive in an arm’s length transaction, (ii) the (a) management fees earned by the Apollo Group shall not exceed 2% of assets or commitment, as applicable, and (b) carried interest or performance fees earned by the Apollo Group for any such investment shall not exceed 20% of the profits, and (iii) any special fees or other fees earned by any member of the Apollo Group in connection with any such investment shall offset management fees (to the extent of management fees) or if such fees do not offset management fees, they shall be arm’s length or approved by the Apollo-sponsored vehicle’s limited partner advisory board;

•

the inclusion of (i) new production from in-force flow reinsurance transactions and (ii) new funding arrangements as Qualifying Transactions to be offered to an ACRA Investment Entity; provided, that, management of the Company shall notify members of the conflicts committee of such inclusion by email and that absent any objection or call for a meeting by a member of the conflicts committee within two business days of such notice, the inclusion of such transaction as a Qualifying Transaction to be offered to an ACRA Investment Entity will be deemed approved by the conflicts committee; and

•	any other class of transactions, rights, fees or agreements determined by approval of the conflicts committee to not be an Apollo Conflict nor require approval of the conflicts committee.

Each strategy that is managed, advised or sub-advised for the Company or any of its subsidiaries by any member of the Apollo Group through a managed account and was previously subject to conflicts committee approval (other than the existing IMA or new IMAs previously approved) may be re-examined by the conflicts committee if such strategy underwent a material change in the amount of AUM in the immediately preceding 12 months.

Our conflicts committee or applicable Disinterested Directors have previously approved the existing transactions described above that are required to be approved by the terms of our conflicts committee charter.

Background of the Proposal and the Share Transactions

Members of the Board and the Company’s senior management regularly review and evaluate a wide range of financial and strategic alternatives with a view to enhancing shareholder value and identifying potential opportunities that are in the best interests of the Company. The Company has a strategic relationship with Apollo and the Company’s senior management maintain regular dialogue with management of Apollo, who assist the Company in identifying and capitalizing on acquisition and other opportunities that have been critical to the Company’s ability to grow its business.

On September 3, 2019, James Belardi, the Company’s Chairman and Chief Executive Officer, Marc Rowan, a director of the Company and co-founder of Apollo, and Leon Black, Apollo’s Chairman, Chief Executive Officer and co-founder, had meetings and dinner during which they discussed a variety of potential ways that Apollo and the Company might work together in a mutually beneficial manner.

On September 5, 2019, Mr. Rowan sent a letter to Marc Beilinson, as the Company’s lead independent director, indicating that Apollo had been considering alternatives subsequent to that dinner with Mr. Belardi. The letter noted that Apollo was not making a proposal but would provide a specific proposal at Beilinson’s invitation. Mr. Beilinson responded that he would give it further thought following his return from the Company’s September 11, 2019 Board meeting in London.

On September 19, 2019, Mr. Beilinson, after consulting with Mr. Belardi and certain other Disinterested Directors regarding Mr. Rowan’s letter, responded to Mr. Rowan indicating that the Company would be willing to consider and review a proposal from Apollo.

On September 23, 2019, Apollo sent Mr. Beilinson a non-binding letter proposing (the “Initial Proposal”): (i) a $1.2 billion share exchange, pursuant to which Apollo would issue $1.2 billion of AOG units to the Company in exchange for the issuance of $1.2 billion of Class A Common Shares based on the market price at the time of signing; (ii) the Company issuing and selling to Apollo $350 million of Class A Common Shares at the same valuation as the shares being issued pursuant to the exchange, coupled with a Dutch auction self-tender by the Company for an equivalent dollar value of Class A Common Shares; (iii) the elimination of the Company’s multi-class share structure, leaving a single class of the Company’s common shares with one vote per share; and (iv) stockholder agreements between Apollo and the Company, pursuant to which (a) the Company would be entitled to nominate a director to Apollo’s board, (b) both Apollo and the Company would agree to a one-year lock-up in connection with the shares issued, exchanged and/or sold in connection with the transactions, (c) the Company would grant Apollo with the right to purchase up to an additional 5% of the Company’s shares, pro forma for the issuance, at market price, and (d) certain other restrictions, including with respect to the Company’s ability to transfer the AOG units.

Following receipt of the Initial Proposal, Mr. Beilinson and John Golden, General Counsel of the Company, spoke by telephone with representatives of Latham & Watkins LLP (“Latham”), which acts as legal counsel to the conflicts committee of the Board and special committees comprised of Disinterested Directors from time to time, regarding the Initial Proposal and next steps, including the potential retention of a financial advisor in connection with the evaluation of the Initial Proposal by a to-be-formed special committee of the Board. Mr. Beilinson directed Latham to contact representatives of Lazard Frères & Co. LLC (“Lazard”) in connection with the possibility of Lazard acting as a financial advisor to the to-be-formed special committee. In addition, Mr. Beilinson directed Latham to confirm Lazard’s financial advisory expertise and to assess Lazard’s relationships with Apollo in order to determine whether any such relationships might negatively impact the ability of Lazard to provide independent financial advisory services to the to-be-formed special committee. It is not in Lazard’s practice to opine on the fairness of transactions involving a stock-for-stock equity exchange or a cash investment into stock of the issuer (unless, in either case, the applicable transaction constitutes a change of control).

On September 24, 2019, representatives of Latham discussed the Initial Proposal with Mr. Beilinson and Mr. Golden. Later on September 24, 2019, Mr. Beilinson and representatives of Latham sought clarification from representatives of Apollo on a number of points in the Initial Proposal.

On or around September 24, 2019, the Company engaged Sidley Austin LLP (“Sidley”) as its counsel in connection with the Proposed Transaction (as defined below).

On September 25, 2019, at the request of Mr. Beilinson, representatives of Latham and Lazard discussed the terms of the Initial Proposal and the scope of a potential engagement of Lazard as financial advisor to the to-be-formed special committee.

On September 26, 2019, Mr. Beilinson held an informational discussion with two additional Disinterested Directors, Mitra Hormozi and Brian Leach, during which representatives of Lazard and Latham also participated to review the terms of the Initial Proposal and discuss certain initial considerations raised by some of the Disinterested Directors, and representatives of Lazard and Latham, including a discussion of the duty of the Company’s directors to act solely in the interest of the Company’s shareholders.

On September 28, 2019, the Board held a special meeting in the United Kingdom of the following members of the Board to discuss the transactions described in the Initial Proposal (the “Proposed Transaction”), Marc Beilinson, Fehmi Zeko, Brian Leach, Hope Taitz, Mitra Hormozi, and Robert Borden (the members of the Board who attended the meeting on September 28, 2019, together with the following members of the Board who did not attend the meeting on September 28, 2019, Arthur Wrubel, Carl McCall and Lawrence Ruisi, collectively, the “Disinterested Directors” and each, a “Disinterested Director”). Mr. Golden and representatives of Latham also attended the meeting telephonically. Each Disinterested Director at the meeting was given an opportunity to disclose any direct or indirect interest in connection with the Proposed Transaction or material relationship with Apollo and each Disinterested Director confirmed that no such interest or relationship existed. The Disinterested Directors at the meeting discussed the Proposed Transaction and determined to explore the Proposed Transaction in more detail and engage financial advisors to assist with that process. The Disinterested Directors at the meeting discussed potential candidates to act as financial advisors to the to-be-formed special committee, including Lazard. The Disinterested Directors noted that Lazard was a well-regarded investment bank that, based on information provided to them, did not have any relationships with Apollo that might negatively impact the ability of Lazard to provide independent financial advisory services to the to-be-formed special committee. The Disinterested Directors at the meeting then discussed other potential relationships between Lazard and Apollo and decided to request additional information from Lazard regarding its relationships with Apollo, and from Apollo, regarding its financial relationships with a number of well-known top tier investment banks, including Lazard. The Disinterested Directors at the meeting then established a Special Committee comprised only of Disinterested Directors to (a) consider, review, evaluate and negotiate the Proposed Transaction, including any agreements or arrangements related thereto, and any related alternative transactions to the Proposed Transaction and (b) provide a recommendation to the Board and/or the Disinterested Directors as to whether or not the Company should enter into the Proposed Transaction or any related alternative transaction. The Disinterested Directors at the meeting appointed Mr. Beilinson, Ms. Hormozi, Mr. Leach and Mr. Borden as the members of the Special Committee, with Mr. Beilinson appointed as the Chairperson of the Special Committee.

From September 29 until October 23, the Company, Apollo and their respective advisors engaged in reciprocal financial and legal due diligence, including numerous diligence calls relating to finance, accounting, tax, regulatory, corporate, compliance and other matters. During this time, the parties also agreed that the AOG units acquired by the Company in the Proposed Transaction would not be subject to the base management fee or any sub-allocation fees under the existing investment management agreements between Apollo (and its affiliates) and the Company (and its subsidiaries).

On October 3, 2019, the Special Committee held a telephonic meeting, also attended by representatives of Lazard and Latham. Members of the Special Committee discussed the terms of the Proposed Transaction with representatives of Latham and Lazard and requested that Mr. Beilinson prepare a letter to Apollo setting forth the Special Committee’s preliminary observations with respect to the Proposed Transaction. Representatives of Latham, with the advice of Bermuda counsel, then reminded the members of the Special Committee of the duties of directors under Bermuda law in the context of considering, negotiating and deciding whether or not to enter into the Proposed Transaction. Representatives of Lazard then presented to the Special Committee regarding certain of Lazard’s preliminary financial analysis and financial diligence relating to the Proposed Transaction. The representatives of Lazard were then excused from the meeting, and the members of the Special Committee discussed the potential engagement of Lazard as financial advisor to the Special Committee with representatives of Latham. The members of the Special Committee agreed that based on the information provided there did not appear to exist any conflicts of interest that would interfere with Lazard serving as financial advisor to the Special Committee in connection with the Proposed Transaction. Members of the Special Committee discussed with representatives of Latham the terms of the initial draft of Lazard’s engagement letter and directed representatives of Latham to prepare a revised draft for the Special Committee’s review and approval.

On October 4, 2019, at the direction of the Special Committee, Mr. Beilinson sent a letter to Apollo setting forth the Special Committee’s preliminary observations with respect to the Proposed Transaction. Among other things, Mr. Beilinson expressed the view that the valuation of Class A Common Shares in the exchange should be based on intrinsic value rather than market price, that any shares issued for cash would be at a premium of 10-15% to the current market price, and he objected to the pricing mechanism for exercising options to purchase additional shares, the existence of an issuer self-tender and certain other terms that the Special Committee viewed as unfavorable to the Company. Mr. Beilinson also expressed his view that Class A Common Shares acquired by Apollo in connection with the Proposed Transaction should not be eligible to be sold or otherwise transferred by Apollo for a period of 3 to 5 years (the “Proposed Lock-Up Period”).

On October 5, 2019, representatives of Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”), outside legal counsel to Apollo, provided initial drafts of the Transaction Agreement and Apollo Stockholders Agreement to representatives of Latham.

Between October 5 and October 10, 2019, representatives of Lazard, Latham and Sidley, as well as members of senior management of the Company, conducted diligence on Apollo and considered the potential impact on the Company of the Proposed Transaction.

On October 9, 2019, Mr. Beilinson contacted representatives of Houlihan Lokey, regarding potentially engaging Houlihan Lokey as an additional financial advisor to the Special Committee and to provide a fairness opinion to the Special Committee in connection with certain aspects of the Proposed Transaction.

On October 10, 2019, members of senior management of Apollo, including Gary Parr, senior Managing Director at Apollo, and Joshua Harris, a co-founder of Apollo, provided a management presentation regarding Apollo’s business, strategy and financial performance to certain members of senior management of the Company, including Martin Klein, the Company’s Chief Financial Officer, as well as Mr. Beilinson, who attended the meeting on behalf of the Special Committee, and representatives of Lazard and Latham, at Latham’s offices in New York; Mr. Belardi, William Wheeler, the Company’s President, Grant Kvalheim, Chief Executive Officer and President, Athene USA and Sidley also were in attendance telephonically.

On October 12, Mr. Beilinson met with Mr. Parr to discuss transaction terms, primarily relating to the letter sent on October 4.

On October 13, 2019, representatives of Paul Weiss provided a draft of the Shareholders Agreement to representatives of Latham.

On October 14, 2019, Mr. Beilinson and Mr. Parr spoke by phone to continue discussion regarding transaction terms.

Later on October 14, 2019, representatives of Latham provided revised drafts of the Transaction Agreement and Apollo Stockholders Agreement to representatives of Paul Weiss.

On October 15, 2019, the Special Committee held a telephonic meeting, also attended by representatives of Lazard and Latham. Representatives of Lazard presented to the Special Committee certain preliminary financial analysis in respect of Apollo and the Proposed Transaction. Lazard discussed the financial diligence that Lazard had conducted to date relating to Apollo’s financial information and the assumptions underlying Lazard’s analysis. Representatives of Lazard then presented to the Special Committee information and analysis related to the potential inclusion of Class A Common Shares in certain of the S&P indices in the event that the Proposed Transaction was consummated and in accordance therewith the Company’s multi-class share structure was eliminated. Representatives of Latham then presented to the Special Committee regarding the initial legal diligence Latham had conducted on Apollo. Members of the Special Committee discussed potential counterproposals with representatives of Latham and Lazard.

On October 16, 2019, representatives of Paul Weiss provided a revised draft of the Transaction Agreement to representatives of Latham.

Later on October 16, 2019, Mr. Beilinson again contacted representatives of Houlihan Lokey regarding the Special Committee’s potential engagement of Houlihan Lokey as an additional financial advisor in connection with the Proposed Transaction, as well as regarding Houlihan Lokey’s delivery of a fairness opinion to the Special Committee in connection with certain aspects of the Proposed Transaction as part of such engagement.

Later on October 16, 2019, the Special Committee entered into an engagement letter with Lazard in connection with the Proposed Transaction.

On October 17, 2019, representatives of Latham provided a revised draft of the Shareholders Agreement to representatives of Paul Weiss.

Later on October 17, 2019, representatives of Paul Weiss provided an initial draft of the Liquidity Agreement and a revised draft of the Apollo Stockholders Agreement to representatives of Latham and Sidley.

On October 18, 2019, the Special Committee held a telephonic meeting, also attended by representatives of Lazard and Latham. Representatives of Lazard presented to the Special Committee regarding Lazard’s ongoing financial analyses of the Company and the Proposed Transaction, including the financial diligence that Lazard had conducted to date regarding the Company’s financial information. The Special Committee directed representatives of Lazard to prepare financial analyses of the Proposed Transaction that would be informed by discussions with the Company’s management for a meeting of the Special Committee to be held on October 21, 2019. Members of the Special Committee then discussed the various issues open for negotiation with Apollo and the current status of those negotiations.

Later on October 18, 2019, Mr. Beilinson and Mr. Parr spoke by phone to discuss transaction terms based on feedback from the Special Committee.

On October 19 and 20, 2019, representatives of Apollo, including Mr. Parr, and its legal counsel Paul Weiss met in New York at the offices of Paul Weiss with representatives of the Special Committee, including Mr. Beilinson and the Company, together with representatives of Latham and Sidley, to continue reviewing and negotiating the agreements to be entered in connection with the Proposed Transaction (the “Transaction Agreements”). During those meetings, Mr. Beilinson reiterated, among other things, the view of the Special Committee that any issuance of Class A Common Shares for cash be done at a premium to the market and that the share exchange be valued on an intrinsic basis rather than simply being done “at the market.” In addition, the parties also agreed that the Proposed Lock-Up Period would be 3 years.

On October 21, 2019, the Special Committee held a telephonic meeting, also attended by Company legal counsel and representatives of Lazard and Latham. Representatives of Lazard presented to the Special Committee regarding Lazard’s updated preliminary financial analyses of the Company, Apollo and the Proposed Transaction, including the financial diligence that Lazard conducted regarding the Company’s financial information. Representatives of Latham then presented to the Special Committee regarding the progress of negotiations over the previous weekend, material items that remained subject to continuing negotiation. Representatives of Latham also reminded the Special Committee of their fiduciary duties to the Company’s shareholders (to the exclusion of the interests of other parties, including, without limitation, the interests of Apollo) under Bermuda law (having discussed the content and extent of such duties with Bermuda counsel) and alternatives as next steps with respect to its negotiations relating to the Proposed Transaction.

Later on October 21, 2019, Mr. Beilinson and Mr. Parr spoke by phone to negotiate the exchange ratio of the two companies’ shares. Mr. Beilinson and Mr. Parr considered various timeframes for using a volume-weighted average price to set the exchange ratio, in both calendar and trading days.

On October 22, 2019, representatives of Latham, Paul Weiss and Sidley continued to negotiate the various Transaction Agreements.

On October 22, 2019, the Special Committee held a telephonic meeting, also attended by Company legal counsel and representatives of Lazard and Latham, respectively. Representatives of Lazard presented to the Special Committee regarding Lazard’s further updated preliminary financial analysis of the Company, Apollo and the Proposed Transaction. Members of the Special Committee discussed with representatives of Lazard other factors that may be relevant to the Special Committee in its evaluation of the Proposed Transaction, such as the potential for the inclusion of Class A Common Shares in certain of the S&P indices. Latham provided an update on the terms and status of negotiation of the Transaction Agreements.

Later on October 22, 2019, the Disinterested Directors held a telephonic information session, also attended by the Company’s legal counsel and representatives of Lazard and Latham. Mr. Beilinson updated the Disinterested Directors regarding the status of negotiations with Apollo and indicated that the Disinterested Directors would receive Lazard’s detailed preliminary financial analysis during an information session on October 23, 2019. The Disinterested Directors discussed the status of the Proposed Transaction and the desire to hear the perspective of Company management regarding the Proposed Transaction after the presentation on October 23, 2019. The Disinterested Directors discussed the various elements of the Proposed Transaction.

On October 23, 2019, the Disinterested Directors held a telephonic information session, also attended by the Company’s legal counsel and representatives of Lazard and Latham. Representatives of Lazard presented to the Disinterested Directors regarding Lazard’s financial analyses of the Company, Apollo and the Proposed Transaction, including the financial diligence that Lazard conducted regarding the Company’s and Apollo’s financial information, respectively. The Disinterested Directors also discussed with representatives of Lazard other factors that may be relevant to the Disinterested Directors in their evaluation of the Proposed Transaction, such as the potential market reaction to the Proposed Transaction and the potential for the inclusion of Class A Common Shares in certain of the S&P indices. Messrs. Belardi, Wheeler, Klein and Kvalheim then joined the information session. The management team discussed with the Disinterested Directors their views of the Proposed Transaction. The members of the Company’s management and representatives of Lazard were then excused from the information session. The Disinterested Directors continued discussing the terms of the Proposed Transaction and the views expressed by the Company’s management. The Disinterested Directors thanked Mr. Beilinson for leading the negotiations with Apollo and planned to reconvene for another information session on October 25, 2019. All Disinterested Directors other than the members of the Special Committee were then excused. The members of the Special Committee then met and discussed the proposed engagement letter with Houlihan Lokey. The Special Committee resolved to enter into the engagement letter and engage Houlihan Lokey as an additional financial advisor to the Special Committee. The Special Committee also directed Mr. Beilinson to seek to obtain a premium to the Company’s market price consisting of a 10% premium to market price for Class A Common Shares issued for cash and a premium to market price for shares issued in the exchange (recognizing that the premium would be smaller to reflect the potential future appreciation of Apollo’s AOG units).

Later on October 23, 2019, Mr. Beilinson and Mr. Parr held a call in which they continued their negotiation of remaining terms, which included discussion of the appropriate transaction exchange ratio based on varying volume-weighted average price metrics.

Between October 23 and October 25, 2019, Mr. Beilinson, Mr. Parr, Neil Mehta, Partner at Apollo and representatives of Latham, Paul Weiss and Sidley continued to negotiate and exchange drafts of the Transaction Agreements (which included the elimination of the Apollo Stockholders Agreement and incorporation of the relevant provisions thereof regarding restrictions on equity transfers into the Liquidity Agreement). On October 24, 2019, Mr. Beilinson and Mr. Parr reached a tentative agreement, subject to approval by the boards of both companies, that Apollo would pay a 10% premium to the closing price of Class A Common Shares on October 25, 2019, for Class A Common Shares purchased for cash and would exchange shares at a ratio of 0.959 to 1 (the “Class A Exchange”), which represented an approximately 2.3% premium for Class A Common Shares, based on the closing price of Class A Common Shares on October 25, 2019.

On October 25, 2019, the Disinterested Directors held another information session during which representatives of Lazard presented their updated financial analyses of the Company, Apollo and the Proposed Transaction and the Disinterested Directors received a review of the terms of the Transaction Agreements from representatives of Latham and an update on negotiations of the remaining unresolved issues.

On October 26, 2019, the Special Committee and the Board (with only the Disinterested Directors in attendance) met in the United Kingdom and telephonically to consider the Proposed Transaction, with members of Company management and representatives of Latham, Lazard and Houlihan Lokey participating telephonically. Representatives of Lazard presented to a joint session of the Special Committee and the Disinterested Directors an update of their financial analyses that reflected the pricing terms arrived at between Mr. Beilinson and Mr. Parr. At the request of the Special Committee, representatives of Houlihan Lokey were then invited to join the meeting, and reviewed and discussed with the Special Committee and the Disinterested Directors their financial analysis related to the Aggregate Consideration. Thereafter, at the request of the Special Committee, representatives of Houlihan Lokey verbally rendered Houlihan Lokey’s opinion to the Special Committee (which was subsequently confirmed in writing by the delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated October 26, 2019) to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in its written opinion, the Aggregate Consideration to be received by the Company in the Share Issuance was fair to the Company from a financial point of view. Houlihan Lokey’s opinion is more fully described in the section entitled “Opinion of the Special Committee’s Financial Advisor—Houlihan Lokey” on page 62. Following further discussion by the members of the Special Committee, the Special Committee recommended that the Board approve the Proposed Transaction. Upon such recommendation of the Special Committee, both the Board (with only the Disinterested Directors voting) and the Special Committee approved the Proposed Transaction and the Board (with only the Disinterested Directors voting) then delegated authority to the Special Committee to finalize the Transaction Agreements in substantially the form approved by the Disinterested Directors.

Between October 26 and October 27, 2019, representatives of Latham, Paul Weiss and Sidley finalized the Transaction Agreements. During this period, Latham continued to discuss and consult with Mr. Beilinson regarding the Transaction Agreements.

On October 27, 2019, the Company and Apollo executed the Transaction Agreement. Contemporaneously with the execution of the Transaction Agreement, AMH and the Other Shareholders entered into the Voting Agreement. In addition, Messrs. Belardi and Wheeler each entered into a letter of agreement with the Company, pursuant to which they have agreed to vote their Class M Common Shares in favor of the proposals on which holders of Class M Common Shares are entitled to vote at the Special Meeting. On October  28, 2019, the Company and Apollo issued a joint press release announcing the execution of the Transaction Agreement.

Reasons for the Transaction; Recommendation of the Special Committee

In reaching its decision to recommend approval of the Share Transactions and related actions to the Disinterested Directors and approve the Share Transactions and related actions, the Special Committee considered a number of factors, including, but not limited to:

•

The expectation that eliminating the Company’s multi-class share structure would (a) increase alignment of interests between Apollo’s voting and economic interests in the Company and (b) remove material impediments for additional index inclusion, which the Special Committee believes should serve to increase the Company’s appeal to a broader group of active and passive investors.

•

That Apollo’s acquisition of an incremental stake in Class A Common Shares at a premium to the market price at the signing of the Transaction Agreement would represent a strong, public commitment to the Company by Apollo that would enhance the alignment of interests between the Company and Apollo.

•

The fact that the Company’s ownership in the AOG units would give it an approximately 7% economic stake in Apollo’s operating subsidiaries, providing meaningful participation in their results, including their asset management income.

•

The expectation that the Share Transactions would strengthen the capital base for the Company, with an attractive equity asset that generates current cash income and an opportunity for future capital appreciation.

•	The terms of the Transaction Agreement and related agreements, including:

•	the lock-up requiring Apollo and certain other affiliated parties to continue to hold the Class A Common Shares acquired in the Share Transactions for at least three years following the Closing Date.

•	the absence of a reciprocal lock-up on the Company’s ownership of the AOG units.

•	The financial analyses prepared by each of Lazard and Houlihan Lokey.

•

The opinion delivered by Houlihan Lokey to the Special Committee, dated October 26, 2019, to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in its written opinion, the Aggregate Consideration to be received by the Company in the Share Issuance was fair to the Company from a financial point of view, as more fully described in the section entitled “Opinion of the Special Committee’s Financial Advisor—Houlihan Lokey” on page 62.

In view of the wide variety of factors considered in connection with its evaluation of the Share Transactions and the complexity of these matters, the Special Committee did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to recommend the approval of the Share Transactions and related actions to the Disinterested Directors. Individual members of the Special Committee may have given differing weights to different factors.

Based on the reasons described above, the Special Committee unanimously recommended approval of the Share Transactions and related actions to the Disinterested Directors, the Special Committee and the Disinterested Directors approved the Share Transactions and related actions, and the Disinterested Directors unanimously recommend that the Company’s shareholders vote “FOR” the proposal to approve the proposed Thirteenth Amended and Restated Bye-laws, and unanimously recommend that the Company’s shareholders vote “FOR” the proposal to approve the Class B Exchange, and unanimously recommend that the Company’s shareholders vote “FOR” the proposal to approve the Class M Exchange and unanimously recommend that the Company’s shareholders vote “FOR” the proposal to approve the Share Transactions.

Certain Projected Financial Information

Neither the Company nor Apollo as a matter of normal course publicly discloses financial projections or forecasts as to its future performance, revenues, earnings or other results due to, among other reasons, the unpredictability, uncertainty and subjectivity of the underlying assumptions and estimates inherent in preparing any such financial projections and forecasts. In order to assist the Special Committee in its evaluation of the Share Transactions, however, the Company’s management and the Special Committee approved for use by Houlihan Lokey certain unaudited financial projections concerning the Company (the “Company Projected Financial Information”) and concerning Apollo (the “Apollo Projected Financial Information”, and together with the Company Projected Financial Information, the “Projected Financial Information”) for purposes of Houlihan Lokey’s opinion and financial analyses. The Projected Financial Information was prepared on the basis of estimates and assumptions made at the time of its preparation, and speaks only to the judgments and projections made on the basis of the currently-available information as of such time. The Company Projected Financial Information was not prepared in the same manner or process used by the Company for budgeting or other planning purposes. The Apollo Projected Financial Information was not provided by Apollo but was based on publicly available information, including earnings releases and consensus earnings estimates and forecasts published by equity analysts. The Apollo

Projected Financial Information reflects various assumptions made by Lazard at the time such information was prepared through discussions based on publicly available information between Lazard and Apollo. None of the Apollo Projected Financial Information was prepared by Apollo and it is not used for budgeting or other planning purposes and speaks only to the assumptions and projections made on the basis of the currently-available information as of the date such projections were prepared. Such projections were prepared solely for assisting the Special Committee in its evaluation of the Share Transactions, for Houlihan Lokey’s use in connection with its opinion and financial analyses, as described in the section entitled “Opinion of the Special Committee’s Financial Advisor—Houlihan Lokey” on page 62, and for providing the Special Committee with additional perspective on the potential transaction, including the long-term growth and value of the respective companies, and not for the purpose of providing quarterly or annual guidance for specific periods.

The Projected Financial Information is not being included in this proxy statement to influence the voting decision of any shareholder with respect to any proposal, but instead because the Projected Financial Information was provided to the Special Committee and to Houlihan Lokey for purposes of Houlihan Lokey’s opinion and financial analyses.

Except as required by law, the Company does not have an obligation to update or otherwise revise or reconcile the Projected Financial Information included in this section to reflect circumstances existing after the date when made, including events or circumstances that may have occurred during the period between that date and the date of this proxy statement, or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such forecasts are shown to be in error or any or all of the projected results are not being realized. The Company has not updated, revised or reconciled the Projected Financial Information and does not intend to do so.

You should note that the Projected Financial Information constitutes forward-looking statements. See “Cautionary Statements Regarding Forward-Looking Statements” in this proxy statement. You should also note that the Projected Financial Information was not prepared with a view toward public disclosure or with a view toward complying with GAAP, the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information and does not give effect to the adoption of any new accounting pronouncements. Neither the Company’s nor Apollo’s respective independent registered public accountants, nor any other independent accountants or financial advisors, have compiled or performed any procedures with respect to the unaudited financial projections set forth below, nor have they expressed any opinion, judgment or any other form of assurance on such information or its achievability, and none of them assumes any responsibility for the Projected Financial Information.

The Projected Financial Information set forth below should not be relied upon as necessarily indicative of actual future results, and readers of this proxy statement are cautioned not to place undue reliance on such information. Furthermore, since the Projected Financial Information covers multiple years, such information by its nature becomes less predictive with each successive year. Although certain of the Projected Financial Information is presented with numerical specificity, the Projected Financial Information reflects assumptions, estimates and judgments that are inherently uncertain and, although considered reasonable by the Company’s management as of the date of their use, are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the Projected Financial Information, including, among others, risks and uncertainties due to general business, economic, regulatory, market and financial conditions, as well as changes in the Company’s or Apollo’s respective businesses, financial condition or results of operations of the transactions contemplated by the Share Transactions, and other risks and uncertainties described in this proxy statement under the headings “Risk Factors” and “Cautionary Statements Regarding Forward-Looking Statements”. Accordingly, the Projected Financial Information set forth below may not necessarily be indicative of the actual future performance of the Company or Apollo, and actual results may differ materially from those presented. Inclusion of the Projected Financial Information set forth below should not be regarded as a representation by the Company or any person that the results projected will necessarily be achieved, and they should not be relied on as such. The inclusion of this information should not be regarded as an indication that the Company, the Board, the Special Committee, Apollo, any of their advisors or any other person considered, or now considers, it to be material or to be a reliable prediction of actual future results, which may be significantly more favorable or less favorable. Furthermore, the Projected Financial Information set forth below may differ from publicized analyst estimates and forecasts for the Company or Apollo and does not take into account any circumstances or events occurring after the date on which it was prepared.

Company Projected Financial Information

The Company Projected Financial Information presented below was prepared in connection with the Special Committee’s evaluation of the Share Transactions and approved by the Company’s management and the Special Committee for use by Houlihan Lokey for purposes of Houlihan Lokey’s opinion and financial analyses, and reflected, as of October 23, 2019, the Company’s management’s best available estimates and judgments with respect to the future financial results and condition of the Company. The Company Projected Financial Information reflects various assumptions made at the time such information was prepared, including but not limited to certain assumptions regarding the current and future economic and interest rate environments, the Company’s organic and inorganic growth rate and corresponding returns, alternative asset deployment, expenses, applicable tax rates and the timing and amount of share repurchases and other capital management actions.

	Fiscal Year Ended December 31,
(In millions)	2019E	2020E
Adjusted Net Income	$1,249.0	$1,447.0

Adjusted Book Value	$9,272.0	$10,219.0

“Adjusted Net Income” in the table above was calculated as net income, adjusted for (as applicable) investment gains or losses, changes in the fair values of derivatives and embedded derivatives, integration, restructuring and other non-operating expenses, stock compensation expense, and bargain purchase gains. “Adjusted Book Value” in the table above is calculated as shareholders’ equity, less accumulated other comprehensive income and less accumulated reinsurance unrealized gains and losses.

Apollo Projected Financial Information

The Apollo Projected Financial Information presented below was prepared in connection with the Special Committee’s evaluation of the Share Transactions and approved by the Company’s management and the Special Committee for use by Houlihan Lokey for purposes of Houlihan Lokey’s opinion and financial analyses. This information was based on publicly-available information, including earnings releases and consensus earnings estimates and forecasts published by equity analysts. The Apollo Projected Financial Information reflects various assumptions made at the time such information was prepared, including but not limited to certain assumptions regarding current and future economic and interest rate environments, Apollo’s growth rate, applicable tax rate, investment income, fee-related earnings margins and net realized carry.

	Fiscal Year Ended December 31,
(In millions, except for per share figures)	2019E	2020E	2021E	2022E	2023E	2024E
Distributable Earnings	$881.0	$1,175.0	$1,397.0	$2,147.0	$2,120.0	$2,331.0

Distributable Earnings per Share	$2.14	$2.85	$3.39	$5.21	$5.15	$5.66

Fee-Related Earnings	$884.0	$1,013.0	$1,162.0	$1,331.0	$1,526.0	$1,749.0

Performance-Related Earnings	$200.0	$412.0	$515.0	$1,235.0	$978.0	$978.0

The Distributable Earnings calculated on a per share basis assumed 412.1 million shares outstanding on a fully-diluted basis, including outstanding AOG units. “Distributable Earnings” in the table above were calculated as the sum of (as applicable) (i) total management fees and advisory and transaction fees, (ii) other income (loss), (iii) realized performance fees, excluding realizations received in the form of shares, and (iv) realized investment income, less (w) compensation expense, excluding the expense related to equity-based awards, (x) realized profit sharing expense, (y) non-compensation expenses, and (z) estimated current corporate, local and non-U.S. taxes. “Fee-Related Earnings” in the table above were calculated on a pre-tax basis as the sum of (i) management fees, (ii) advisory and transaction fees, (iii) performance fees earned from business development companies and Redding Ridge Holdings, and (iv) other income, net, less (x) salary, bonus and benefits, excluding equity-based compensation, (y) other associated operating expenses, and (z) non-controlling interests in the management companies of certain funds that Apollo manages. “Performance-Related Earnings” in the table above were calculated on a pre-tax basis as income earned from certain funds and accounts governed by agreements whereby a portion of profits are allocated to the general partner, less associated costs.

Opinion of the Special Committee’s Financial Advisor—Houlihan Lokey

On October 26, 2019, Houlihan Lokey verbally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated October 26, 2019) to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Aggregate Consideration to be received by the Company in the Share Issuance was fair to the Company from a financial point of view.

Houlihan Lokey’s opinion was directed to the Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the Company, of the Aggregate Consideration to be received by the Company in the Share Issuance pursuant to the Transaction Agreement and did not address any other aspect or implication of the Share Issuance or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex D to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, a recommendation to the Special Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Share Issuance or otherwise.

In arriving at its opinion, Houlihan Lokey, among other things:

•	reviewed a draft dated October 25, 2019 of each of (a) the Transaction Agreement; (b) the Liquidity Agreement; and (c) the Shareholders Agreement;

•

reviewed certain publicly available business and financial information relating to the Company and Apollo that Houlihan Lokey deemed to be relevant, including certain publicly available research analyst estimates with respect to the future financial performance of the Company and Apollo;

•

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company, as approved for Houlihan Lokey’s use by the Company’s management and the Special Committee, including financial projections (the “Athene Financial Information”);

•

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Apollo, as approved for Houlihan Lokey’s use by the Company’s management and the Special Committee, including financial projections (the “Apollo Financial Information”);

•

spoke with certain members of the management of the Company and representatives of Apollo and certain of their and the Special Committee’s representatives and advisors regarding the respective businesses, operations, financial condition and prospects of the Company and Apollo, the Share Issuance and related matters;

•	compared the financial and operating performance of the Company and Apollo with that of other public companies that Houlihan Lokey deemed to be relevant;

•

reviewed the current and historical market prices and trading volume for certain of the Company’s and Apollo’s publicly traded securities, and the current and historical market prices and trading volume of the publicly traded securities of certain other companies that Houlihan Lokey deemed to be relevant; and

•	conducted certain other financial studies, analyses and inquiries and considered certain other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to Houlihan Lokey, discussed with or reviewed by Houlihan Lokey, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, management of the Company advised Houlihan Lokey, and Houlihan Lokey assumed, that the Athene Financial Information reviewed by Houlihan Lokey and discussed with the Company’s management reflects the best currently available estimates and judgments of the Company’s management as to the future financial results and condition of the Company and the other matters covered thereby, Houlihan Lokey was directed by the Company’s management and the Special Committee to use and rely upon the Athene Financial Information for purposes of its analyses and opinion, and Houlihan Lokey expressed no opinion with respect to the Athene Financial Information or the assumptions on which it was based. With respect to the Apollo Financial Information, Houlihan Lokey reviewed and discussed the information with the management of the Company and representatives of Apollo, Houlihan Lokey assumed that the Apollo Financial Information represents reasonable estimates and judgments as to the future financial results and condition of Apollo and the other matters covered thereby, and Houlihan Lokey expressed no opinion with respect to the Apollo Financial Information or the assumptions on which it was based. Houlihan Lokey relied upon and assumed, without independent verification, that there was no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or Apollo since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to Houlihan Lokey’s analyses or its opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Transaction Agreement and all other related documents and instruments that are referred to therein were true and correct, (b) each party to the Transaction Agreement, the Liquidity Agreement and the Shareholders Agreement would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Share Issuance would be satisfied without waiver thereof, and (d) the Share Issuance would be consummated in a timely manner in accordance with the terms described in the Transaction Agreement and other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey also assumed, with the consent of the Special Committee, that the Equity Exchange Transaction would be treated as a contribution and exchange as provided in Section 721 of the Code. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the Share Issuance would be consummated in a manner that complies in all respects with all applicable foreign, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Share Issuance would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of the Company or Apollo, or otherwise have an effect on the Share Issuance, or the Company or Apollo or any expected benefits of the Share Issuance that would be material to Houlihan Lokey’s analyses or its opinion. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of each of the Transaction Agreement, the Liquidity Agreement and the Shareholders Agreement would not differ in any respect from the drafts thereof.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company, Apollo, any member of the AOG, any New AOG Subsidiary or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company, Apollo, any member of the AOG or any New AOG Subsidiary was or may be a party or was or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company, Apollo, any member of the AOG or any New AOG Subsidiary was or may be a party or was or may be subject.

Houlihan Lokey was not requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Share Issuance, the securities, assets, businesses or operations of the Company or any other party, or any alternatives to the Share Issuance, (b) negotiate the terms of the Share Issuance, or (c) advise the Special Committee, the Board or any other party with respect to alternatives to the Share Issuance. Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of the date thereof. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Houlihan Lokey’s attention after the date thereof. Houlihan Lokey did not express any opinion as to what the value of the Class A Common Shares or AOG units actually will be when issued or exchanged, respectively, pursuant to the Share Issuance or the price or range of prices at which the Class A Common Shares, AOG units or Apollo Common Shares may be purchased or sold, or otherwise be transferable, at any time (including, without limitation, any disposition of the AOG units by the Company pursuant to the Liquidity Agreement).

Houlihan Lokey’s opinion was furnished for the use of the Special Committee (in its capacity as such) in connection with its evaluation of the Share Issuance and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to be, and does not constitute, a recommendation to the Special Committee, the Company, the Board, any security holder of the Company or any other party as to how to act or vote with respect to any matter relating to the Share Issuance or otherwise.

Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Special Committee, the Board, the Company or any other party to proceed with or effect the Share Issuance, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Share Issuance or otherwise (other than the Aggregate Consideration to the extent expressly specified in the opinion), (iii) the fairness of any portion or aspect of the Share Issuance to the holders of any class of securities, creditors or other constituencies of the Company or to any other party, (iv) the relative merits of the Share Issuance as compared to any alternative business strategies or transactions that might have been available for the Company or any other party, (v) the fairness of any portion or aspect of the Share Issuance to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents, (vi) whether or not the Company, Apollo, members of the AOG, any New AOG Subsidiary or their respective security holders or any other party is receiving or paying reasonably equivalent value in the Share Issuance, (vii) the solvency, creditworthiness or fair value of the Company, Apollo, members of the AOG, any New AOG Subsidiary or any other participant in the Share Issuance, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Share Issuance, or any class of such persons or any other party, relative to the Aggregate Consideration or otherwise, (ix) the fairness of the Equity Exchange Transaction or the Equity Sale Transaction, taken individually, (x) the fairness, financial or otherwise, of any other transactions contemplated by the Transaction Agreement or subsequent transactions arising out of or in connection with the Share Issuance (including, without limitation, any options or conditional rights granted to

Apollo to purchase Class A Common Shares), or (xi) the use by the Company of the Cash Consideration. For purposes of Houlihan Lokey’s analyses and its opinion, Houlihan Lokey did not apply any minority or illiquidity discounts or other discounts or premiums or otherwise give effect to any such rights, restrictions, limitations or factors. In addition, at the direction of the Special Committee, for purposes of Houlihan Lokey’s analyses and its opinion, Houlihan Lokey treated the AOG units and the Apollo Common Shares as having identical economic value. Furthermore, no opinion, counsel or interpretation was intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It was assumed that such opinions, counsel or interpretations were or will be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the Special Committee, on the assessments by the Board, the Special Committee, the Company and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Company, Apollo, members of the AOG, the New AOG Subsidiaries and the Share Issuance or otherwise.

In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company or business used in Houlihan Lokey’s analyses for comparative purposes is identical to the Company and an evaluation of the results of those analyses is not entirely mathematical. As a consequence, mathematical derivations (such as the high, low, mean and median) of financial data are not by themselves meaningful and in selecting the ranges of multiples to be applied were considered in conjunction with experience and the exercise of judgment. The estimates contained in the financial forecasts prepared by the management of the Company and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of the Company. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.

Houlihan Lokey’s opinion was only one of many factors considered by the Special Committee in evaluating the proposed Share Issuance. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the Aggregate Consideration or of the views of the Special Committee or management of the Company with respect to the Share Issuance or the Aggregate Consideration. Under the terms of its engagement by the Special Committee, neither Houlihan Lokey’s opinion nor any other advice or services rendered by it in connection with the proposed Share Issuance or otherwise, should be construed as creating, and Houlihan Lokey should not be deemed to have, any fiduciary duty to, or agency relationships with, the Board, the Company, Apollo, any security holder or creditor of the Company or Apollo or any other person, regardless of any prior or ongoing advice or relationships. The type and amount of the Aggregate Consideration payable in the Share Issuance were determined through negotiation between the Special Committee and Apollo, and the decision to enter into the Transaction Agreement was solely that of the Special Committee and the Board.

Financial Analyses

In preparing its opinion to the Special Committee, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.

The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Special Committee on October 26, 2019. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.

For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including:

•

Adjusted Book Value—generally, is calculated as shareholders’ equity, less accumulated other comprehensive income and, with respect to the Company, less accumulated reinsurance unrealized gains and losses;

•

Adjusted Net Income—generally, is calculated as net income, adjusted for (as applicable) investment gains or losses, changes in the fair values of derivatives and embedded derivatives, integration, restructuring and other non-operating expenses, stock compensation expense, and bargain purchase gains;

•	Book Value—generally, is calculated as shareholders’ equity;

•

Distributable Earnings—generally, is the sum of (as applicable) (i) total management fees and advisory and transaction fees, (ii) other income (loss), (iii) realized performance fees, excluding realizations received in the form of shares, and (iv) realized investment income, less (w) compensation expense, excluding the expense related to equity-based awards, (x) realized profit sharing expense, (y) non-compensation expenses, and (z) estimated current corporate, local and non-U.S. taxes;

•	Distribution Per Share—generally, is total dividends paid or expected to be paid, divided by shares outstanding;

•

Equity Value—generally, is the market value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company);

•

Enterprise Value—generally, is the market value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company), plus the amount of its net debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests), less the amount of cash and cash equivalents on its balance sheet;

•

Fee-Related Earnings—with respect to Apollo, is the sum of (i) management fees, (ii) advisory and transaction fees, (iii) performance fees earned from business development companies and Redding Ridge Holdings, and (iv) other income, net, less (x) salary, bonus and benefits, excluding equity-based compensation, (y) other associated operating expenses, and (z) non-controlling interests in the management companies of certain funds that Apollo manages; and

•

Performance-Related Earnings—with respect to Apollo, is income earned from certain funds and accounts governed by agreements whereby a portion of profits are allocated to the general partner, less associated costs.

Unless the context indicates otherwise, enterprise values and equity values used in the selected companies analysis described below were calculated using the closing price of the Class A Common Shares, Apollo Common Shares and the common stock of the selected companies listed below as of October 25, 2019. The estimates of the future financial performance of the Company and Apollo relied upon for the financial analyses described below were based on the Athene Financial Information and the Apollo Financial Information, respectively. The estimates of the future financial performance of the selected companies listed below were based on certain publicly available Wall Street consensus analyst estimates for those companies.

Selected Companies Analysis—the Company. Houlihan Lokey reviewed certain data for selected companies, with publicly traded equity securities, that Houlihan Lokey deemed relevant with respect to its analysis of the Company.

The financial data reviewed included:

•	Equity Value as a multiple of Book Value as of June 30, 2019, or “Book Value as of June 30, 2019”;

•	Equity Value as a multiple of Adjusted Book Value as of June 30, 2019, or “Adjusted Book Value as of June 30, 2019”;

•	Equity Value as a multiple of Adjusted Net Income for the last twelve months ended June 30, 2019, or “LTM Adjusted Net Income as of June 30, 2019”;

•	Equity Value as a multiple of estimated 2019 Adjusted Net Income, or “2019E Adjusted Net Income”; and

•	Equity Value as a multiple of estimated 2020 Adjusted Net Income, or “2020E Adjusted Net Income”.

The selected companies included the following:

•	American Equity Investment Life Holding Company;

•	AXA Equitable Holdings, Inc.;

•	Brighthouse Financial, Inc.;

•	CNO Financial Group, Inc.;

•	FGL Holdings;

•	Lincoln National Corporation;

•	Principal Financial Group, Inc.; and

•	Prudential Financial, Inc.

The resulting data were as follows:

Equity Value Multiples

Financial Metric	Low	High	Median	Mean
Book Value as of June 30, 2019	0.26x	1.09x	0.66x	0.68x
Adjusted Book Value as of June 30, 2019	0.30x	1.14x	0.90x	0.84x
LTM Adjusted Net Income as of June 30, 2019	4.5x	10.2x	5.9x	6.8x
2019E Adjusted Net Income	5.1x	9.6x	6.5x	6.8x
2020E Adjusted Net Income	4.4x	9.0x	6.1x	6.5x

Taking into account the results of the selected companies analysis, Houlihan Lokey applied the selected multiples ranges for the financial metrics set forth below to the corresponding financial data for the Company (based on the Athene Financial Information) to calculate an implied total equity value reference range. These figures were then divided by the fully-diluted number of Class A Common Shares outstanding to calculate a reference range of implied values per Class A Common Share. This analysis indicated the following implied values per Class A Common Share, compared in each case to the 30-day volume weighted average price per Class A Common Share of $40.81 as of October 25, 2019.

Athene Financial Metric	Selected Multiples Range	Implied Value Per Class A Common Share
Book Value as of June 30, 2019	0.6x—0.7x	$37.50—$43.75
Adjusted Book Value as of June 30, 2019	0.8x—0.9x	$39.60—$44.55
LTM Adjusted Net Income as of June 30, 2019	5.5x—6.5x	$37.82—$44.70
2019E Adjusted Net Income	5.5x—6.5x	$37.25—$44.03
2020E Adjusted Net Income	5.0x—6.0x	$39.24—$47.08

Selected Companies Analysis—Apollo. Houlihan Lokey reviewed certain data for selected companies, with publicly traded equity securities, that Houlihan Lokey deemed relevant with respect to its analysis of Apollo.

The financial data reviewed included:

•	Equity Value as a multiple of Distributable Earnings for the last twelve months ended June 30, 2019, or “LTM Distributable Earnings as of June 30, 2019”;

•	Equity Value as a multiple of estimated 2019 Distributable Earnings, or “2019E Distributable Earnings”; and

•	Equity Value as a multiple of estimated 2020 Distributable Earnings, or “2020E Distributable Earnings”.

The selected companies included the following:

•	Ares Management Corporation;

•	The Blackstone Group Inc.;

•	The Carlyle Group L.P.; and

•	KKR & Co. Inc.

The resulting data were as follows:

Equity Value Multiples

Financial Metric	Low	High	Median	Mean
LTM Distributable Earnings as of June 30, 2019	14.4x	23.6x	16.6x	17.8x
2019E Distributable Earnings	15.8x	23.1x	17.2x	18.3x
2020E Distributable Earnings	10.7x	17.1x	13.8x	13.9x

Taking into account the results of the selected companies analysis, Houlihan Lokey applied the selected multiples ranges for the financial metrics set forth below to the corresponding financial data for Apollo (based on the Apollo Financial Information) to calculate an implied equity value reference range. These figures were then divided by the fully-diluted number of shares of Apollo Common Shares (including dilutive AOG units)

outstanding to calculate a reference range of implied per share values of Apollo Common Shares. As noted above, at the direction of the Special Committee Houlihan Lokey treated the AOG units and the Apollo Common Shares as having identical economic value for purposes of Houlihan Lokey’s analyses and its opinion. This analysis indicated the following implied values per share of Apollo Common Shares, compared in each case to the 30-day volume weighted average price per share of Apollo Common Shares of $39.43 as of October 25, 2019.

Apollo Financial Metric	Selected Multiples Range	Implied Value Per Apollo Common Share
LTM Distributable Earnings as of June 30, 2019	17.0x—19.0x	$37.59—$42.02
2019E Distributable Earnings	17.0x—19.0x	$36.34—$40.62
2020E Distributable Earnings	12.5x—14.5x	$35.64—$41.34

Sum-of-the-Parts Analysis—Apollo. Houlihan Lokey performed an analysis of Apollo on a sum-of-the-parts basis to determine an implied price per share value reference range for the Apollo Common Shares. The sum-of-the-parts analysis was performed using a discounted cash flow analysis of Apollo’s estimated Fee-Related Earnings and estimated Performance-Related Earnings based on the Apollo Financial Information, the implied balance sheet value of Apollo’s investment assets, and the balance sheet value of Apollo’s cash, debt and preferred equity.

Houlihan Lokey performed a discounted cash flow analysis of Apollo’s Fee-Related Earnings by calculating the estimated net present value of Apollo’s estimated after-tax Fee-Related Earnings for the remaining months in calendar year 2019 and the calendar years 2020 to 2024, and the estimated net present value of the terminal value of Apollo’s estimated Fee-Related Earnings thereafter based on the Apollo Financial Information. Houlihan Lokey calculated terminal values by applying a range of perpetuity growth rates of 1.75% to 2.25% to Apollo’s calendar year 2024 estimated after-tax Fee-Related Earnings. The net present values of Apollo’s projected after-tax Fee-Related Earnings for the years 2019 to 2024 and the net present values of the terminal values were then calculated using discount rates ranging from 10.5% to 12.5% based on an estimated weighted average cost of capital relevant for the risk profile of Apollo’s Fee-Related Earnings.

Houlihan Lokey performed a discounted cash flow analysis of Apollo’s Performance-Related Earnings by calculating the estimated net present value of Apollo’s estimated after-tax Performance-Related Earnings for the remaining months in calendar year 2019 and the calendar years 2020 to 2024, and the estimated net present value of the terminal value of Apollo’s Performance-Related Earnings thereafter based on the Apollo Financial Information. Houlihan Lokey calculated terminal values by applying a range of perpetuity growth rates of 1.75% to 2.25% to Apollo’s calendar year 2024 estimated after-tax Performance-Related Earnings. The net present values of Apollo’s projected after-tax Performance-Related Earnings for the years 2019 to 2024 and the net present values of the terminal values were then calculated using discount rates ranging from 20.0% to 25.0% based on an estimate of the implied cost of capital relevant for the risk profile of Apollo’s Performance-Related Earnings.

The implied enterprise value reference ranges for Apollo’s Fee-Related Earnings and Performance-Related Earnings calculated using the discounted cash flow analyses summarized above were then added to the implied balance sheet value of Apollo’s investment assets (calculated by multiplying the book value of Apollo’s investment assets as of June 30, 2019 by a selected multiples range of 0.9x to 1.0x) to calculate an implied enterprise value reference range for Apollo. Houlihan Lokey then added the balance sheet value of Apollo’s cash, subtracted the balance sheet value of Apollo’s debt, and subtracted the balance sheet value of Apollo’s preferred equity, each as of June 30, 2019, from the implied enterprise value reference range to calculate an implied total equity value reference range for Apollo. The implied total equity value reference range was then divided by the fully-diluted number of shares of Apollo Common Shares (including dilutive AOG units) outstanding to calculate an implied per share value reference range of Apollo Common Shares of $37.63 to $48.94, as compared to the 30-day volume weighted average price per share of Apollo Common Shares of $39.43 as of October 25, 2019.

Discounted Distributions Per Share Analysis—Apollo. Houlihan Lokey also performed for illustrative purposes only a discounted distributions per share analysis of Apollo by calculating the estimated net present value of the projected distributions per share of Apollo Common Shares for the remaining months of calendar year 2019 and the calendar years 2020 to 2024 and the estimated net present value of the terminal value of Apollo’s projected distributions per share thereafter based on the Apollo Financial Information. Houlihan Lokey calculated terminal values by applying a range of perpetuity growth rates of 1.50% to 2.50% to Apollo’s calendar year 2024 estimated distributions per share. The net present values of Apollo’s projected future distributions per share for the years 2019 to 2024 and the net present values of the terminal values were then calculated using discount rates ranging from 10.5% to 12.5% based on Apollo’s estimated cost of equity. These net present values were added together to calculate an implied per share value reference range of $41.69 to $56.25 per share of Apollo Common Shares, as compared to the 30-day volume weighted average price per share of Apollo Common Shares of $39.43 as of October 25, 2019.

Gives / Gets Analysis. Houlihan Lokey performed a gives / gets analysis in order to compare (i) the implied total equity value reference ranges for the Class A Common Shares to be issued and transferred to the New AOG Subsidiaries in the Share Issuance (the “Issued Athene Shares”) (based on the selected companies analyses for the Company described above), and (ii) the implied total value reference ranges for the Aggregate Consideration of AOG units and the $350 million in cash to be received by the Company in the Share Issuance (based on the selected companies analyses for Apollo and the sum-of-the-parts analyses described above).

For purposes of its gives / gets analysis, Houlihan Lokey compared the implied total equity value reference ranges for the Issued Athene Shares and the implied total value reference ranges for the Aggregate Consideration based on the following analyses, compared in each case to the aggregate nominal value of the Aggregate Consideration of $1.55 billion in cash and the AOG units to be received by the Company or its subsidiaries in the Share Issuance:

Athene Analysis	Implied Total Value Reference Range— Issued Athene Shares ($ in millions)	Apollo Analysis	Implied Total Value Reference Range—Aggregate Consideration ($ in millions)
Selected Companies Analysis—Book Value as of June 30, 2019	$1,332.7—$1,554.8	Sum-of-the-Parts Analysis	$1,447.2—$1,776.8

Selected Companies Analysis—Adjusted Book Value as of June 30, 2019	$1,407.1—$1,582.9	Sum-of-the-Parts Analysis	$1,447.2—$1,776.8

Selected Companies Analysis—LTM Adjusted Net Income as of June 30, 2019	$1,343.9—$1,588.3	Sum-of-the-Parts Analysis	$1,447.2—$1,776.8

Selected Companies Analysis—Adjusted Book Value as of June 30, 2019	$1,407.1—$1,582.9	Selected Companies Analysis—LTM Distributable Earnings as of June 30, 2019	$1,446.0—$1,575.0

Selected Companies Analysis—2019E Adjusted Net Income	$1,323.8—$1,564.5	Selected Companies Analysis—2019E Distributable Earnings	$1,409.5—$1,534.1

Selected Companies Analysis—2020E Adjusted Net Income	$1,394.2—$1,673.1	Selected Companies Analysis—2020E Distributable Earnings	$1,389.0—$1,555.2

Houlihan Lokey also noted, for reference purposes only, that the illustrative implied total value reference range for the Aggregate Consideration calculated using the discounted distributable earnings analysis described above was $1,565.3 million to $1,990.1 million.

Other Matters

Houlihan Lokey was engaged by the Special Committee to provide an opinion to the Special Committee as to the fairness, from a financial point of view, of the Aggregate Consideration to be received by the Company in the Share Issuance pursuant to the Transaction Agreement. The Special Committee engaged Houlihan Lokey based on Houlihan Lokey’s experience and reputation and familiarity with the Company. Houlihan Lokey is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes. Pursuant to its engagement by the Special Committee, Houlihan Lokey is entitled to an aggregate fee of $1,250,000 for its services, a portion of which became payable upon the execution of Houlihan Lokey’s engagement letter and the balance of which became payable upon the delivery of Houlihan Lokey’s opinion. No portion of Houlihan Lokey’s fee is contingent upon the successful completion of the Share Issuance. The Company has also agreed to reimburse Houlihan Lokey for its expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Apollo, members of the AOG or any other party that may be involved in the Share Issuance and their respective affiliates or security holders or any currency or commodity that may be involved in the Share Issuance.

Houlihan Lokey and certain of its affiliates (a) have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to the Company and certain of its affiliates, including having acted as financial advisor to a special committee and a conflicts committee of the Board in connection with their review of certain matters pertaining to the Company’s agreements and other arrangements with affiliates of Apollo and currently acting as financial advisor to an affiliate of the Company in connection with a potential transaction, for which services Houlihan Lokey and its affiliates have, during the two years prior to the date of Houlihan Lokey’s opinion, received aggregate fees of approximately $5 million, and may receive additional compensation, and (b) have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to Apollo or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Apollo (collectively with Apollo, the “AGM Group”), including (i) having acted as financial advisor to a member of the AGM Group in connection with its sale of a portfolio of assets, which transaction closed in January 2018, (ii) currently providing certain financial and/or valuation advisory services to one or more members of the AGM Group for tax and/or financial reporting purposes, (iii) having acted or currently acting as financial advisor to groups of lenders, noteholders or creditors, of which one or more affiliates of the AGM Group were or are members, of certain companies or entities, including, without limitation, Edcon Holdings (Proprietary) Limited, in connection with restructuring transactions, for which services Houlihan Lokey and its affiliates have, during the two years prior to the date of Houlihan Lokey’s opinion, received aggregate fees of approximately $12 million to $15 million, and may receive additional compensation. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, members of the AGM Group or other participants in the Share Issuance or certain of their respective affiliates, portfolio companies or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of their respective employees may have committed to invest in private equity or other investment funds managed or advised by the Company, members of the AGM Group or other participants in the Share Issuance or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with the

Company, members of the AGM Group or other participants in the Share Issuance or certain of their respective affiliates, portfolio companies or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, members of the AGM Group or other participants in the Share Issuance or certain of their respective affiliates, portfolio companies or security holders, for which Houlihan Lokey and its affiliates have received and may receive compensation.

DESCRIPTION OF THE TRANSACTION DOCUMENTS

The following summaries of the agreements entered into in connection with the Share Transactions and attached to this proxy statement are intended to provide information regarding the terms of such agreements and are not intended to provide any factual information about the Company or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, such agreements and the related summaries are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The representations and warranties by and covenants of the parties to such agreements were made only for purposes of such agreements and as of specified dates. The representations, warranties and covenants in such agreements were made solely for the benefit of the parties to such agreements, may be subject to limitations, qualifications and other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts or being made for other purposes, and may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of such agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The representations, warranties and covenants in such agreements and any descriptions thereof should be read in conjunction with the disclosures in the Company’s periodic and current reports, proxy statements and other documents filed with the SEC. See the section entitled ‘‘Where You Can Find Additional Information.’’ Moreover, the descriptions of such agreements below do not purport to describe all of the terms of such agreements and are qualified in their entirety by reference to the full text of such agreements, copies of which is attached hereto and are incorporated herein by reference.

Transaction Agreement

The following is a summary of selected provisions of the Transaction Agreement, which is attached as Annex A to, and is incorporated by reference in, this proxy statement.

Share Exchange and Issuance. Subject to the terms and conditions set forth in the Transaction Agreement, at the closing of the Share Issuance, the AOG will issue 29,154,519 AOG units to the Company in exchange for which the Company will issue and transfer (directly or indirectly) 27,959,184 new Class A Common Shares to the AOG. Also at the closing of the Share Issuance, Apollo or members of the AOG will pay, or cause to be paid, in the aggregate, $350 million to the Company and, in exchange therefor, the Company (acting through itself and certain subsidiaries) will issue and sell 7,575,758 new Class A Common Shares to the AOG at a price of $46.20 per share.

Conditional Right. The Company agreed to grant Apollo the right to purchase additional Class A Common Shares from the Company during the period beginning on the Closing Date until 180 days after such Closing Date to the extent the Conditional Right Shares do not equal at least 35% of the issued and outstanding Class A Common Shares, on a fully diluted basis. In the event that Apollo exercises its Conditional Right, Apollo will pay the Company a price per share of Class A Common Shares equal to the volume-weighted average price per share for Class A Common Shares for the 30 calendar days prior to the date Apollo delivers notice to the Company that it has exercised the Conditional Right. The Conditional Right may be exercised in whole or in part and on up to three separate occasions.

Bye-Law Amendments. The Company agreed to make certain amendments to the Bye-laws, by way of adopting the Thirteenth Amended and Restated Bye-laws upon the closing of the Share Issuance. The Bye-law Amendments will, among other things:

•	Eliminate the multi-class common share structure of the Company;

•	Modify the voting cutback that is applicable to persons who own, or are treated as owning, Class A Common Shares that represent more than 9.9% of the total voting power of the Company. As modified,

the 9.9% Voting Cutback applies to limit to 9.9% the voting power of the Company owned by persons who, together with their affiliates, beneficially own more than 9.9% of the voting power of the Company, subject to exemptions as authorized by (i) until March 31, 2021, 70% of the Board and (ii) after March 31, 2021, 75%, of the Board. The Board is also granted authority to eliminate the 9.9% Voting Cutback, as authorized by (i) until March 31, 2021, 70% of the Board and (ii) after March 31, 2021, 75%, of the Board. In connection with such amendments, the Board has, subject to approval of the Thirteenth Amended and Restated Bye-laws at the Special Meeting, (i) resolved to exempt shares beneficially owned by the Apollo Group (as defined in the Bye-laws) from the 9.9% Voting Cutback and (ii) delegated authority to the Company’s independent directors to eliminate the applicability of the 9.9% Voting Cutback altogether in the event that they determine that it is the sole impediment to the Class A Common Shares being listed on the Standard & Poor’s 500 Stock Index (or, if Standard & Poor’s then maintains any index with broader representation in terms of market capitalization and number of companies represented, such other index);

•

Modify and narrow the existing rule that deems certain Class A Common Shares to be non-voting so that it applies only when the 9.9% Voting Cutback is in effect with respect to one or more persons and only to Class A Common Shares owned, or treated as owned, by persons (other than Apollo, its affiliates, and persons who have granted Apollo a valid proxy) who own, or are treated as owning, shares of Apollo;

•

Add a voting cutback that would apply only when the 9.9% Voting Cutback is in effect with respect to one or more persons and would limit to 49.9% the voting power of the Company owned, or treated as owned, by certain persons or groups of persons who do not own more than 50% of the value of the Company’s shares;

•	Add certain procedural requirements necessary for shareholders to take action by written resolution;

•	Permit certain provisions relating to the nomination of directors to be modified by the Shareholders Agreement (as described herein);

•

Eliminate certain transfer restrictions applicable to transfers of Common Shares that would result in 19.9% or more of the total voting power or value of the Company being owned, or treated as owned, by persons who are either (i) both “United States shareholders” of the Company under Section 953(c) of the Code, and Related Insured Entities or (ii) both related to “United States shareholders” of the Company under Section 953(c) of the Code and Related Insured Entities;

•	Make technical modifications to the restrictions on transactions between the Company and the Apollo Group as a result of the elimination of the multi-class common share structure of the Company;

•

Modify the provisions of the Bye-laws that require the Company to refer the subject matter of certain matters with respect to its subsidiaries upon which it has the right to vote to its shareholders, and vote in accordance with the votes of its shareholders, so that those provisions apply only when the 9.9% Voting Cutback is in effect with respect to one or more persons; and

•	Update the list of insurance subsidiaries and ceding companies attached as Schedule 1 to the Bye-laws.

Closing Conditions. The closing of the Share Issuance is subject to the satisfaction or waiver of specified closing conditions, including (i) the approval of the Thirteenth Amended and Restated Bye-laws and the Share Transactions by the Company’s shareholders, (ii) the receipt of required governmental and regulatory approvals for the Share Transactions, and the approval of the NYSE for the listing of the Class A Common Shares issued by the Company in connection with the Share Issuance, (iii) receipt of certain regulatory approvals necessary to consummate, and the actual consummation of, the restructuring of certain reinsurance transactions contemplated by the Transaction Agreement, (iv) the absence of any applicable law or regulation or order that prohibits the transactions (see “Related Party Transactions—Reinsurance of Voya Financial, Inc. and Investment in VA Capital Company LLC and Debt Financing to Venerable Holdings, Inc.”) contemplated by the Transaction Agreement, and the absence of any pending or threatened proceeding by any governmental entity or any investigation by any governmental entity seeking any such order, and (v) certain other customary closing conditions, including, among other things, delivery of certain transaction documents contemplated by the Transaction Agreement, accuracy of representations and warranties and compliance with covenants by the parties.

Representations, Warranties and Covenants.

The Transaction Agreement contains customary representations, warranties and covenants of the Company, Apollo and the AOG. The representations and warranties made by each of the Company and Apollo are qualified by disclosures made in the disclosure letter and the SEC filings of the Company and Apollo, respectively.

The covenants include an obligation of the Company and Apollo, subject to certain exceptions, to use commercially reasonable efforts to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and governmental entities, and the expiration or termination of any applicable waiting periods, necessary or advisable to consummate the Share Issuance. The Board or any committee thereof (including the Special Committee) may change its recommendation to the extent it determines that failure to take such action would be a breach of its fiduciary duties, but only if certain conditions are satisfied with respect thereto and the Company complies with its obligations in respect thereto. Apollo also agreed that it will maintain the ratio of AOG units to Apollo Common Shares in accordance with the existing exchange agreement that governs the economic equivalency of the AOG units with Apollo Common Shares.

Fees and Expenses. Subject to certain exceptions, all fees and expenses incurred in connection with the Transaction Agreement and the other transactions contemplated by the Transaction Agreement will be paid solely and entirely by the party incurring such fees or expenses.

Termination. The Transaction Agreement may be terminated (i) by either the Company or Apollo if (a) the closing of the Share Issuance does not occur on or before April 27, 2020, subject to certain extensions as set forth in the Transaction Agreement, or (b) the Company’s shareholders do not approve the Thirteenth Amended and Restated Bye-laws or the Share Transactions at the Company’s shareholder meeting or (ii) by any party in the event that any governmental entity has issued an order or taken any other action restraining, enjoining or prohibiting the transactions contemplated by the Transaction Agreement, and such order or other action is final and nonappealable.

Voting Agreement

The following is a summary of selected provisions of the Voting Agreement, which is attached as Annex B to, and is incorporated by reference in, this proxy statement.

Contemporaneously with the execution of the Transaction Agreement, AMH and the Other Shareholders entered into the Voting Agreement, pursuant to which each Other Shareholder irrevocably appointed AMH as its Proxy to vote all of such Other Shareholder’s Class A Common Shares (expected to constitute approximately 0.8% of the voting power of the Company immediately following the Closing Date) at any meeting of the Company’s shareholders occurring following the Closing Date and in connection with any written resolution of the Company’s shareholders following the Closing Date. The Proxy will be of no force and effect, and AMH will not be entitled to vote any of such Other Shareholder’s Class A Common Shares upon the earlier of (i) the Fall-away Parties no longer continuing to hold or beneficially own (excluding any Class A Common Shares to which a valid proxy has been granted to any of the Apollo Shareholders by any employee of the Company) at least 7.5% of the issued and outstanding Class A Common Shares or (ii) the Apollo Shareholders no longer continuing to hold or beneficially own (including any Class A Common Shares to which a valid proxy has been granted to any Apollo Shareholder) at least 5% of the issued and outstanding Class A Common Shares. In addition, Messrs. Belardi and Wheeler have each entered into a letter agreement with the Company, pursuant to which they have agreed to vote their Class M Common Shares in favor of the proposals on which holders of Class M Common

Shares are entitled to vote at the Special Meeting. As a result of the letter agreements, all proposals on which the holders of Class M Common Shares are entitled to vote at the Special Meeting are expected to be approved by the holders of Class M Common Shares, regardless of the votes of holders of Class M Common Shares who have not entered into such agreements.

Shareholders Agreement

In connection with the consummation of the transactions contemplated by the Transaction Agreement, the Company will enter into the Shareholders Agreement, to be dated as of the Closing Date, with Apollo and its affiliates. The following is a summary of selected provisions of the Shareholders Agreement, which is attached as Exhibit A to Annex A to, and is incorporated by reference in, this proxy statement.

Nomination Rights. The Apollo Shareholders will have the right to nominate a number of individuals for election to the Board (the “Apollo Nominees”) at each election in proportion to the number of Class A Common Shares held or beneficially owned by the Apollo Shareholders (including any Class A Common Shares to which a valid proxy has been granted to any Apollo Shareholder), rounded up to the nearest whole number minus the number of directors nominated by the Apollo Shareholders then serving on the Board on classes of directors whose terms are not expiring at such annual or special general meeting. The Company will reasonably cooperate with, and use commercially reasonable efforts to assist, the Apollo Shareholders to cause the election of the Apollo Nominees to the Board. The Apollo Shareholders’ right to nominate the Apollo Nominees will terminate on the earlier of (i) the Fall-away Parties no longer continuing to hold or beneficially own (excluding any Class A Common Shares to which a valid proxy has been granted to any of the Apollo Shareholders by any employee of the Company) at least 7.5% of the issued and outstanding Class A Common Shares or (ii) the Apollo Shareholders no longer continuing to hold or beneficially own (including any Class A Common Shares to which a valid proxy has been granted to any Apollo Shareholder) at least 5% of the issued and outstanding Class A Common Shares.

Lock-Up, ROFO and Transfer Restrictions. Pursuant to the Shareholders Agreement, for 3 years after the Closing Date (the “Lock-Up Period”), the Apollo Shareholders may not transfer any Class A Common Shares except (i) after consultation with the Company, and subject to receipt of all required regulatory approvals, to certain affiliates and other controlled entities (who will be permitted transferees under the Shareholders Agreement) or (ii) in connection with certain permitted hedging transactions. From and after the expiration of the Lock-Up Period, subject to certain exceptions, the Company will generally have a right of first offer to purchase any Class A Common Shares that any Apollo Shareholder elects to sell (other than to a permitted transferee). If the Company does not exercise its right of first offer, then the Apollo Shareholders will be permitted to transfer their Class A Common Shares, provided that, subject to certain exceptions, the Apollo Shareholders will be prohibited from transferring Class A Common Shares to any competitor of the Company or to any person that would, after giving effect to the transfer, hold 2.5% or more of the issued and outstanding Class A Common Shares.

Facility Right. The Company will grant AMH (or its designated replacement) a right to purchase up to that number of Class A Common Shares that would increase by five percentage points the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares, calculated on a fully diluted basis. The Facility Right may be exercised on more than one occasion in increments that would increase by no less than 1 percentage point the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares. The purchase price for the Class A Common Shares issued in connection with the exercise of the Facility Right will be equal to the greater of the closing price per share of Class A Common Shares on the last trading day immediately prior to the applicable exercise of the Facility Right and (i) for the first year following the Closing Date, $42.92, and (ii) thereafter, the 60 calendar day trailing volume-weighted average price per share of such Class A Common Shares as of the applicable exercise date of the Facility Right.

Registration Rights Agreement

In connection with the Transaction Agreement, the Company will enter into the Registration Rights Agreement, to be dated as of the Closing Date, providing for, among other things, demand, piggyback and shelf registration rights with respect to the Class A Common Shares held by Apollo and its affiliates (the “Registrable Securities”), in each case, on the terms and subject to the conditions set forth therein. The following is a summary of selected provisions of the Registration Rights Agreement, which is attached as Exhibit E to Annex A to, and is incorporated by reference in, this proxy statement.

Demand Registration. The Registration Rights Agreement will grant Apollo (and its affiliates), together with its successors, permitted transferees and permitted assigns (each, a “Holder,” and collectively the “Holders”) or a group of Holders holding a number of Registrable Securities representing at least the lesser of (i) 1% of the total Class A Common Shares then outstanding or (ii) $40 million (the “Registrable Amount), certain rights to demand that the Company use its commercially reasonable efforts to effect the registration (a “Demand Registration”) as promptly as practicable under the Act, of (i) the offer and sale of the Registrable Securities so requested, (ii) all other Registrable Securities which the Company has been requested to register under the Registration Rights Agreement and (iii) all equity securities of the Company which the Company may elect to register in connection therewith, all to the extent necessary to permit the disposition of the Registrable Securities and the additional Class A Common Shares, if any, to be so registered. Such registration will be on Form S-3ASR or, if Form S-3ASR is unavailable, on Form S-3 or, if Form S-3 is unavailable, on Form S-1. The right to cause the Company to effect a Demand Registration will be subject to certain terms and conditions set forth in the Registration Rights Agreement.

Offering Requests; Piggyback Registration. Pursuant to the Registration Rights Agreement, Holders will be permitted to demand (i) that the Company undertake an underwritten offering that includes roadshow presentations or investor calls by management of the Company or other marketing efforts of the Company, provided that the Registrable Securities proposed to be sold have an expected aggregate offering price of at least $40 million, (ii) that the Company undertake an underwritten offering that does not include any marketing efforts by the Company or management, provided that the Registrable Securities proposed to be sold have an expected aggregate offering price of at least $5 million and (iii) that such Holders be permitted to initiate an offering or sale of its Registrable Securities that does not constitute an underwritten offering, provided that a shelf registration statement is effective with respect to such Registrable Securities, in each case, subject to certain terms and conditions set forth in the Registration Rights Agreement. Under the Registration Rights Agreement, Holders will also be permitted to request the inclusion of some or all of their Registerable Securities in an offering of any of the Company’s securities being effected by the Company for itself (a “Piggyback Registration”), subject to customary terms and conditions.

If, in connection with a Demand Registration or Piggyback Registration, the lead bookrunning underwriters (or, if such Demand Registration or Piggyback Registration is not an underwritten offering, a nationally recognized independent investment bank) advises that the number of Registrable Securities requested to be included in such offering would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, the Registration Rights Agreement will specify the priority in which Registrable Securities are to be included.

Shelf Registration. Any of the Holders may require, upon providing notice to the Company, that the Company (i) file within 60 days of such notice, a registration statement on Form S-3 covering the resale of a number of Registrable Securities equal to or greater than the Registrable Amount owned by such Holder and any other Holder who elect to participate therein and (ii) cause such registration statement to be declared effective within 90 days following such filing date. The Company will use commercially reasonable efforts to keep such shelf registration statement continuously effective until the date on which all Registrable Securities covered by such shelf registration statement have been sold thereunder.

All expenses of registration under the Registration Rights Agreement, including the legal fees of one counsel retained by or on behalf of each Holder, will be paid by such Holder, provided such expenses will be consistent with customary and prevailing market practices for similar offerings. The registration rights granted in the Registration Rights Agreement are also subject to customary restrictions such as blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter. The Registration Rights Agreement contains customary indemnification and contribution provisions.

Liquidity Agreement

The following is a summary of selected provisions of the Liquidity Agreement, which is attached as Exhibit D to Annex A to, and is incorporated by reference in, this proxy statement.

In connection with the Transaction Agreement, the Company has also agreed to enter into the Liquidity Agreement, to be dated as of the Closing Date, with Apollo, pursuant to which, once each quarter, the Company will be entitled to request to sell a number of AOG units or request Apollo to sell a number of Apollo Common Shares or AOG units representing at least $50 million, in each case, in exchange for payment of the Cash Amount (as defined herein). If the Company intends to exercise such sale request, it will provide a notice of such intent to sell such AOG units to Apollo. Upon receipt of such notice, subject to certain restrictions described below, Apollo will consummate, or, in the case of an AOG Transaction (as defined herein), permit the consummation of, one of the following transactions:

•	a transaction whereby Apollo purchases such AOG units from the Company at a price agreed upon, in good faith, by Apollo and the Company (a “Purchase Transaction”);

•

if the Company and Apollo do not agree to consummate a Purchase Transaction, Apollo will use its best efforts to consummate a public offering of Apollo Common Shares pursuant to an effective registration statement under the Act (other than on Form S-4 or Form S-8) (a “Registered Sale”);

•

if Apollo notifies the Company that it cannot consummate a Registered Sale, Apollo will use its best efforts to consummate a sale of Apollo Common Shares by Apollo to any person pursuant to an exemption from the registration requirements of the Act (a “Private Placement,” and collectively with a Purchase Transaction and a Registered Sale, a “Sale Transaction”); or

•

if, at the election of Apollo, Apollo elects not to consummate a Sale Transaction, the Company will be permitted to sell to one or more persons AOG units in one or more transactions that are exempt from the registration requirements of the Act, subject to certain restrictions described below (an “AOG Transaction”).

For purposes of this description, “Cash Amount” means (i) in the case of a Registered Sale, the cash proceeds that Apollo receives upon the consummation of a Registered Sale after deducting a capped amount of documented commissions, fees and expenses, (ii) in the case of a Purchase Transaction, the cash proceeds to which Apollo and the Company agree, (iii) in the case of a Private Placement, the cash proceeds that Apollo receives upon the consummation of a Private Placement after deducting a capped amount of documented commissions, fees and expenses and (iv) in the case of an AOG Transaction, the cash proceeds to which the purchaser and the Company agree. Each of the Purchase Transaction, Private Placement, Registered Sale and AOG Transaction are subject to the terms and conditions set forth in the Liquidity Agreement.

In the event that an AOG Transaction is consummated, the buyer of such AOG units will be prohibited from exchanging such AOG units into Apollo Common Shares for at least 30 days after such purchase. The Company is prohibiting from consummating an AOG Transaction with any purchaser (i) who would, after giving effect to such transfer, own more than 3.5% of the issued and outstanding Apollo Common Shares (on a fully-diluted basis) or (ii) who is a “bad actor” (as defined in Regulation D of the Act) or otherwise a prohibited transferee, as described in the Liquidity Agreement.

The Company’s liquidity rights will be subject to certain other limitations and obligations, including that, in a Registered Sale or a Private Placement, Apollo will not be required to sell any Apollo Common Shares at a price that is less than 90% of the volume-weighted average price of Apollo Common Shares for the 10 consecutive business days prior to the day the Company submits a notice for sale of AOG units. The Liquidity Agreement will also provide that the Company is prohibited from transferring its AOG units other than to an affiliate or pursuant to the options set forth above. Apollo will have the right not to consummate a Registered Sale or a Private Placement if the recipient of the shares of Apollo Common Shares would receive more than 2.0% of the outstanding and issued shares of Apollo Common Shares.

DESCRIPTION OF SHARE CAPITAL

General

The following description of our share capital, memorandum of association and Bye-laws is intended as a summary only and is qualified in its entirety by reference to our memorandum of association and Bye-laws, which have been filed as exhibits to our SEC filings incorporated by reference herein, to applicable Bermuda law and to the listing rules of the NYSE.

Authorized and Outstanding Share Capital

As of the Record Date, our authorized share capital consisted of 425,000,000 Class A Common Shares, par value $0.001 per Class A Common Share, of which 143,126,020 Class A Common Shares are outstanding, 325,000,000 Class B Common Shares, par value $0.001 per Class B Common Share, of which 25,433,465 Class B Common Shares are outstanding, 7,109,560 Class M-1 common shares, of which 3,273,390 Class M-1 common shares are outstanding, 5,000,000 Class M-2 common shares, of which 841,011 Class M-2 common shares are outstanding, 7,500,000 Class M-3 common shares, of which 1,000,000 Class M-3 common shares are outstanding, 7,500,000 Class M-4 common shares, of which 3,969,106 Class M-4 common shares are outstanding, 34,500 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series A, par value $1.00 and liquidation preference of $25,000 per Series A Preference Share (“Series A Preference Shares”) and 13,800 5.625% Fixed Rate Perpetual Non-Cumulative Preference Shares, Series B, par value of $1.00 per share with a liquidation preference of $25,000 per share (“Series B Preference Shares”). Our authorized share capital also consists of 149,951,700 undesignated shares, of which none are outstanding.

Common Shares

General

Pursuant to the Bye-laws, subject to the applicable listing rules of the NYSE and to any resolution of the shareholders to the contrary, the Board is authorized to issue any of our authorized but unissued Common Shares. Our Common Shares have no pre-emptive rights or other rights to subscribe for additional shares, and no rights of redemption.

Our Common Shares currently consist of Class A Common Shares, Class B Common Shares and Class M Common Shares. Class A Common Shares and Class B Common Shares are voting Common Shares and Class M Common Shares represent non-voting incentive compensation shares which, upon the satisfaction of certain conditions, may be converted into Class A Common Shares. Class M Common Shares have been issued to our employees and employees of ISG.

While our two voting share classes are economically equivalent—the dollar value of one Class A Common Share is equivalent to the dollar value of one Class B Common Share—they differ in terms of voting power. Class A Common Shares currently account for 55% of the aggregate voting power of our equity securities, subject to adjustment as described under “—Voting Rights—Class A Common Shares Voting Restrictions of Class A Common Shares” below. The voting Class A Common Shares are currently owned by persons that are not members of the Apollo Group, including certain members of our management. Class B Common Shares currently account for the remaining 45% of the aggregate voting power of our equity securities, subject to adjustment as described under “—Voting Rights—Class B Common Shares” below. Class B Common Shares are held by members of the Apollo Group (as defined in the Bye-laws), and accordingly, the Apollo Group beneficially owns or exercises voting control over Class B Common Shares.

Class A Common Shares

All outstanding Class A Common Shares are fully paid and non-assessable.

Class A Common Shares may be subject to a cap of the voting power attributable to such shares or may be deemed to be non-voting depending upon whether a holder of such shares is subject to the restrictions set forth in the Bye-laws described below under “—Voting Rights—Class A Common Shares—Voting Restrictions of Class A Common Shares.” These restrictions are applicable to certain holders only and such Class A Common Shares are not subject to such restrictions to the extent that Class A Common Shares are held by persons not subject to such restrictions.

Class B Common Shares

Class B Common Shares are voting common shares of the Company and are economically equivalent to Class A Common Shares—the dollar value of one Class A Common Share is equivalent to the dollar value of one Class B Common Share. Holders of the Class B Common Shares may convert any or all of their Class B Common Shares into Class A Common Shares on a one-to-one basis, at any time, upon notice to the Company. All of our issued and outstanding Class B Common Shares are fully paid and non-assessable.

In general, our Class B Common Shares may only be held by members of the Apollo Group.

Because Class A Common Shares and Class B Common Shares are economically equivalent, Class A Common Shares will not experience dilution solely as a result of Class B Common Shares converting into Class A Common Shares.

Class M Common Shares

Our Class M-1, M-2, M-3 and M-4 common shares are non-voting and were originally issued as incentive compensation shares, convertible into Class A Common Shares upon the satisfaction of certain conditions, as described below. Class M Common Shares have been issued to our employees and employees of ISG, and are now generally held by employees of the Company, employees of Apollo, employees of ISG and some former employees of the Company. The Company ceased issuing Class M Common Shares prior to the initial public offering in December 2016.

Class M Common Shares were granted subject to vesting and forfeiture conditions. Each such grant was divided into two tranches. One tranche is subject to time-based vesting only, with the shares generally vesting ratably on each of the first 5 anniversaries of the date of grant if the holder is still in service with us on such anniversary. These time-based vesting shares also become vested automatically in full upon a sale or change of control of the Company. The other tranche is subject to performance-based vesting. The performance-based vesting of Class M-1, M-2, M-3 and M-4 common shares (other than a subset of the Class M-4 common shares known as “Class M-4 Prime common shares”) was based on the achievement by holders of Class A Common Shares of specified IRRs and multiple on invested capital (“MOIC”) returned to shareholders. The performance-based vesting of the Class M-4 Prime common shares is based on the trading price of the Class A Common Shares.

Notwithstanding the foregoing, in connection with any shareholder vote to approve a merger or amalgamation with respect to the Company, each Class M Common Share, and each non-voting Class A Common Share, shall have the power to vote in connection with such approval. Solely in connection with such a vote, Class M Common Shares and non-voting Class A Common Shares shall collectively represent 0.1% of the total voting power of the Company (such voting power to be allocated equally among Class M Common Shares and non-voting Class A Common Shares), with the total voting power attributable to each of the voting Class A Common Shares and Class B Common Shares being reduced by such percentage on a pro-rated basis determined based on the total voting power of each such class.

Conversion to Class A Common Shares

After such time as either (1) certain investors in the Apollo Group receive a 100% return of capital invested in the Company or (2) Class A Common Shares are listed on a national public securities exchange (which condition was satisfied upon the consummation of our IPO), a holder of vested Class M Common Shares may elect to exchange any or all of such shares for an equivalent number of Class A Common Shares upon payment to the Company (in cash or in shares at the election of the holder of Class M Common Shares) of an amount equal to the product of (a) the number of vested Class M Common Shares that are being exchanged and (b) the applicable conversion price, less the per share dividends and other distributions, if any, previously paid by the Company in respect of Class A Common Shares from and after the issuance of applicable Class M Common Shares.

The conversion price for the Class M-1 common shares is $10.00 per share, the conversion price for the Class M-2 common shares is $10.78 per share, the conversion price for the Class M-3 common shares is $13.46 per share and the conversion price for the Class M-4 common shares is $26.00 per share. Each such conversion price is based upon the price per share paid by investors in the private placement of Class A Common Shares associated with the applicable Class M Common Shares. We have issued Class M-4 Prime common shares with conversion prices of $27.83, $28.26, $33.28, $33.95, $34.23 and $36.40, which in each case was the grant date fair value of a Class A Common Share at the time of grant.

Following conversion of Class M Common Shares, such converted Class A Common Shares may be sold for cash subject to applicable contractual transfer restrictions or legal restrictions, such as blackout periods and affiliate sale volume restrictions.

Dividends

The Board may, subject to Bermuda law and the Bye-laws, declare a dividend to be paid (in cash or wholly or partly in kind) to shareholders of record on a record date set by the Board. The Board may declare and pay a dividend on one or more classes of shares to the extent one or more classes of shares ranks senior to or has a priority over another class of shares. No unpaid dividend will bear any interest.

Dividends on vested Class M Common Shares are paid to the holders of such shares at the same time that dividends are paid to other shareholders.

We do not currently pay dividends on any Common Shares and we currently intend to retain all available funds and any future earnings for use in the operation of our business. We may, however, pay cash dividends on Common Shares, including Class A Common Shares, in the future. Any future determination to pay dividends will be made at the discretion of the Board and will depend upon many factors, including our financial condition, earnings, legal and regulatory requirements, restrictions in our debt agreements and other factors the Board deems relevant. Our ability to pay dividends on Class A Common Shares is limited by the terms of our existing indebtedness and may be restricted by the terms of any future credit agreement or any future debt or preferred securities of ours or of our subsidiaries.

Dividends on Series A Preference Shares are payable on a non-cumulative basis only when, as and if declared, quarterly in arrears on the 30th day of March, June, September, and December of each year, commencing on September 30, 2019, at a rate equal to 6.35% of the liquidation preference per annum (equivalent to $1,587.50 per Series A Preference Share and $1.5875 per depositary share, each of which represents 1/1,000th interest in a Series A Preference Share) up to but excluding June 30, 2029. Beginning on June 30, 2029, any such dividends will be payable on a non-cumulative basis, only when, as and if declared, at a floating annual rate, which is reset quarterly, equal to three-month LIBOR plus 4.253% of the liquidation preference per annum. Dividends on Series B Preference Shares are payable on a non-cumulative basis only when, as and if declared, quarterly in arrears on the 30th day of March, June, September, and December of each year, commencing on December 30, 2019, at a rate equal to 5.625% of the liquidation preference per annum (equivalent to $1,406.25 per Series B Preference Share and $1.40625 per depositary share, each of which represents a 1/1,000th interest in a Series B Preference Share).

If we issue additional preference shares in the future, the Board may declare and pay a dividend on one or more classes of shares to the extent one or more classes of shares ranks senior to or has a priority over another class of shares.

Furthermore, the Company is a holding company and has no direct operations. All of the Company’s business operations are conducted through its subsidiaries. Any dividends the Company pays will depend upon its funds legally available for distribution, including dividends from its subsidiaries. The Company’s U.S. insurance subsidiaries are highly regulated and are required to comply with various conditions before they are able to pay dividends or make distributions to the Company.

Voting Rights

The total voting power of our Common Shares, as referred to in the Bye-laws, means the total votes attributable to all of our shares issued and outstanding. The voting rights associated with each class of Common Shares is as set forth below.

General

The Bye-laws restrict all holders of all classes of our shares from owning, directly or indirectly, an amount of outstanding capital stock of us such that any one holder that is a “United States person” (as defined in Section 957(c) of the Code) would possess 50% or more of either the total voting power or total value of our shares outstanding, including any securities exchangeable for our capital stock and all options, warrants, contractual and other rights to purchase our capital stock (“Equity Securities”). The Bye-laws also prohibit any holder of any class of our shares from transferring any such shares if, after giving effect to such transfer, 19.9% or greater of the total voting power or the total value of our outstanding shares or Equity Securities would be owned, directly or indirectly, by either (i) U.S. shareholders (as defined in Section 953(c) of the Code) who are insured or reinsured by us or any of our subsidiaries or ceding companies or (ii) any person who is related to any such person. In the event any holder of our shares or Equity Securities is in violation of these restrictions, the Board may require such holder to sell or allow us to repurchase some or all of such holder’s shares or Equity Securities at fair market value, as the Board and such holder agree in good faith, or to take any reasonable action that the Board deems appropriate.

Class A Common Shares

The Bye-laws generally provide that shareholders are entitled to vote, on a non-cumulative basis, at all annual general and special meetings of shareholders with respect to matters on which Class A Common Shares are eligible to vote. Class A Common Shares collectively represent 55% of the total voting power of all Common Shares, subject to certain voting restrictions and adjustments described below. This allocation of 55% of the total voting power to Class A Common Shares applies regardless of the number of Class A Common Shares that may be issued and outstanding.

In general, the Bye-laws provide that the Board may determine that certain shares shall carry no voting rights or shall have reduced voting rights to the extent that it reasonably determines that it is necessary to do so to avoid any adverse tax consequences to the Company or, upon the request of certain shareholders, to avoid adverse regulatory consequences to such shareholder. In addition, the Board has the authority under the Bye-laws to request information from any shareholder for the purpose of determining whether a shareholder’s voting rights are to be adjusted pursuant to the Bye-laws.

The Bye-laws also include several specific restrictions and adjustments to voting power of Class A Common Shares. If a holder is subject to the restrictions described below, their Class A Common Shares may be deemed to be non-voting or the voting power attributable to such Class A Common Shares may be reduced or otherwise adjusted. Such restrictions depend on the identity and characteristics of the holder of the shares as of the date in question; for example, Class A Common Shares that are deemed non-voting at one general meeting may, as a result of a subsequent transfer to a different holder, be entitled to vote at a later general meeting. The specific Class A Common Share voting restrictions are as follows:

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Class A Common Shares shall be deemed non-voting if the shareholder (or any person related to the shareholder within the meaning of Section 953(c) of the Code or to whom the ownership of such shareholder’s shares is attributed under Section 958 of the Code) (1) owns, directly, indirectly or constructively, Class B Common Shares, (2) owns, directly, indirectly or constructively, an equity interest in Apollo or AAA or (3) is a member of the Apollo Group at which time any member of the Apollo Group holds Class B Common Shares.

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The voting power of those Class A Common Shares that are entitled to vote shall be adjusted so that no shareholder or Tax-Attributed Affiliate (other than a member of the Apollo Group) holds more than 9.9% of the total voting power of common shares.

•	The aggregate votes conferred by Class A Common Shares held by employees of the Apollo Group may constitute collectively no more than 3% of the total voting power of the Company.

The amount of any reduction in voting power that occurs by operation of the adjustments described above will generally be allocated proportionately among all other Class A Common Shares entitled to vote. If such reallocation in turn triggers one of the adjustments described above, the adjustments will be reapplied serially until additional adjustments are not necessary.

Class B Common Shares

The Class B Common Shares represent, in aggregate, 45% of the total voting power of Common Shares, subject to certain adjustments that are described below and in the Bye-laws. Generally, only members of the Apollo Group may own Class B Common Shares.

The Bye-laws provide that the voting power of Class B Common Shares shall be allocated on a pro rata basis among all holders of Class B Common Shares, provided that if certain conditions are met (described in detail in Bye-law 4.2(b)(iii) and defined therein as a “Class B Adjustment Condition”) then the voting power of Class B Common Shares shall be adjusted as follows:

(1)

First, the voting power of the Class B Common Shares directly held by the shareholder(s) (i) with the highest Relative Class B Ownership Percentage (as defined in the Bye-laws) as of such time and (ii) whose Class B Common Shares have voting power as of such time (the “Adjustment Shareholder(s)”) that are attributable to the Smallest Class B 9.9% U.S. Person (as defined in the Bye-laws) shall be reduced (but not below zero) until the Class B Adjustment Condition is no longer met or such Smallest Class B 9.9% U.S. Person is no longer a Class B 9.9% U.S. Person (taking into account any reallocation of voting power pursuant to clause (2) below), whichever requires the smallest reduction in voting power;

(2)

Second, the aggregate voting power reduced in clause (1) above shall be reallocated pro rata among the Class B Common Shares (other than any Transferred Class B Common Shares, as defined in the Bye-laws) directly held by all other shareholders;

(3)

Third, the adjustments described in clause (1) above and the reallocation described in clause (2) above shall be reapplied serially to the next Smallest Class B 9.9% U.S. Person until the Class B Adjustment Condition is no longer met; and

(4)	Any excess voting power that cannot be reallocated pursuant to clauses (1), (2) and (3) above shall be transferred pursuant to the Bye-laws, and thereafter clause (3) above shall not apply.

Pursuant to the Bye-laws, the pro rata reallocation of voting power of Class B Common Shares provided for above shall not be permitted to the extent such reallocation would cause (i) a U.S. Person to become a Class B

9.9% U.S. Person (determined after such reallocation) or (ii) the Voting Ratio (as defined below) with respect to any Class B Common Share to be greater than 15. Any voting power that cannot be reallocated on a pro rata basis among all of the Class B Common Shares (other than any Transferred Class B Common Shares) directly held by all other shareholders due to the reallocation discussed above shall nonetheless be reallocated to such shares to the maximum extent possible without violating the limitations described herein.

If after providing for the reduction of voting power as set forth herein, clause (1) of the Class B Adjustment Condition continues to be met, the total voting power of Class B Common Shares shall be reduced (and the total voting power of Class A Common Shares shall be correspondingly increased) until such Class B Adjustment Condition is no longer met, unless all Affected Class B Shareholders (as defined in the Bye-laws) agree otherwise.

Class M Common Shares

Until having vested and converted into Class A Common Shares, no Class M Common Shares have voting rights, except where required under Bermuda law. Notwithstanding the foregoing, in connection with any shareholder vote to approve a merger or amalgamation with respect to the Company, each vested and unvested Class M Common Share, and each non-voting Class A Common Share, shall have the power to vote in connection with such approval. Solely in connection with such a vote, Class M Common Shares and non-voting Class A Common Shares shall collectively represent 0.1% of the total voting power of the Company (such voting power to be allocated equally among Class M Common Shares and non-voting Class A Common Shares), with the total voting power attributable to each of the voting Class A Common Shares and Class B Common Shares being reduced by such percentage on a pro-rated basis determined based on the total voting power of each such class.

Voting of Subsidiary Shares

The Bye-laws require the Board to refer certain decisions with respect to our non-U.S. subsidiaries to our shareholders, and to vote our shares accordingly. The decisions required to be referred to our shareholders by this provision include the appointment, removal or remuneration of directors of subsidiaries that are treated as non-U.S. persons for U.S. federal income tax purposes and any other decisions with respect to such subsidiaries that legally require the approval of such subsidiary’s shareholders.

Rights upon Liquidation

In the event of a liquidation, dissolution or winding up of the Company, holders of Class A Common Shares, Class B Common Shares and Class M Common Shares are entitled to share in the assets remaining after payment of liabilities and the liquidation preferences of any outstanding preferred stock, with the holders of Class A Common Shares, Class B Common Shares and vested Class M Common Shares (to the extent that an amount equal to the applicable conversion price associated with the relevant class of Class M Common Shares has been received by holders of Class A Common Shares and Class B Common Shares) entitled to preferential distributions as set forth in the Bye-laws.

Preference Shares

Pursuant to Bermuda law and the Bye-laws, the Board may establish one or more series of preference shares having such designations, dividend rates, redemption features, liquidation rights and preferences, conversion or exchange rights, relative voting rights or such other special rights, qualifications, limitations or restrictions as may be fixed by the Board without any further shareholder approval. Such rights, preferences, powers and limitations as may be established could have the effect of discouraging an attempt to obtain control of the Company.

As of October 23, 2019, we have authorized 34,500 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series A, par value $1.00 and liquidation preference of $25,000 per Series A Preference Share and 13,800 5.625% Fixed Rate Perpetual Non-Cumulative Preference Shares, Series B, par value of $1.00 per share with a liquidation preference of $25,000 per share.

Certain Bye-law Provisions

Certain provisions of the Bye-laws may have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that you might consider in your best interest, including an attempt that might result in your receipt of a premium over the market price for your shares. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to first negotiate with the Board, which could result in an improvement of such persons’ terms. The Bye-laws contain provisions that could discourage takeovers and business combinations that our shareholders might consider in their best interests, including provisions that prevent a holder of Class A Common Shares from having a significant stake in the Company.

Classified Board of Directors

In accordance with the terms of the Bye-laws, the Board is classified.

Removal of Directors

The Bye-laws provide that a director may only be removed for cause by a majority of the Board or shareholders holding a majority of the total voting power of our Common Shares at any general meeting.

Shareholder Action by Written Consent

Subject to certain exceptions, the Bye-laws provide that shareholder action may be taken by written resolution, if such resolution is signed by or on behalf of, more than 55% of the total voting power of our Common Shares.

Shareholder Advance Notice Procedures

The Bye-laws establish advance notice procedures for shareholders to bring business before or to nominate directors at an annual meeting of our shareholders. The Bye-laws provide that any shareholder wishing to bring such business before or to nominate directors at an annual meeting must be a shareholder of record (1) meeting the minimum requirements set forth for eligible shareholders to submit shareholder proposals under Rule 14a-8 of the Exchange Act (a “minimum shareholder”), at the time of giving of notice and at the time of the meeting, (2) entitled to vote at the meeting and (3) who complies with the notice procedures set forth below. These requirements may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed. In addition, we expect that these provisions, insofar as they relate to the nomination of directors, may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of the Company.

To be timely, the shareholder’s notice to bring business before or to nominate directors at an annual meeting must be delivered to or mailed and received by us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or after such anniversary date, we must receive the notice not later than the later of (1) the close of business 90 days prior to the date of such annual meeting or (2) if the first public announcement of the date of such advanced or delayed annual meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the general meeting.

The notice must include the following information:

•	the name and address of the shareholder who intends to make the nomination and either the name and address of the person or persons to be nominated or the nature of the business to be proposed;

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the class and number of equity securities directly or indirectly owned by such shareholder or its affiliates and a description of any agreement, arrangement or understanding to which such shareholder is a party as of the date of such notice with respect to any equity securities or that has the effect or intent of mitigating loss to, managing the potential risk or benefit of share price changes for, or increasing or decreasing the voting power of such shareholder or its affiliates with respect to such equity securities;

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a representation that the shareholder is a shareholder of record of our share capital entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons or to introduce the business specified in the notice;

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if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination is to be made or business is to be proposed by the shareholder;

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a representation whether the shareholder intends, or is part of a “group” (as defined in Rule 13d-5 of the Exchange Act) that intends, to deliver a proxy statement and/or form of proxy statement to holders of at least the percentage of Common Shares required to approve or adopt the proposal and/or to otherwise solicit proxies from other shareholders in support of such proposal;

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such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed under the SEC’s proxy rules if the nominee had been nominated or intended to be nominated, or the matter that had been proposed, or intended to be proposed by the Board;

•	if applicable, the consent of each nominee to serve as a director if elected; and

•	such other information that the Board may request in its discretion.

Notwithstanding anything to the contrary, with respect to shareholder proposals, the notice requirements set forth in the Bye-laws will be deemed satisfied by a shareholder if such shareholder has submitted a proposal to us in compliance with Rule 14a-8 of the Exchange Act and such proposal has been included in a proxy statement that has been prepared by us (provided that the shareholder has provided the information specified above). In addition, no business may be brought by a shareholder except in accordance with the above, and unless otherwise required by the rules of the NYSE, if a shareholder intending to bring business before a general meeting does not provide the timely notifications contemplated above or appear in person or by proxy, such business will not be transacted.

Corporate Opportunities

In recognition that members of the Apollo Group or members of its affiliates may serve as our directors and/or officers, and that the Apollo Group and its affiliates may engage in activities or lines of business similar to those in which we engage, the Bye-laws provide for the allocation of certain corporate opportunities between us and the Apollo Group and its affiliates. Specifically, (i) no member of the Apollo Group or any affiliate of any member of the Apollo Group (other than us and our subsidiaries), (ii) no director or any affiliate of such director, and (iii) none of our officers, employees or agents, or any officer, director, employee or agent of any of our subsidiaries, who is also, and is presented such opportunity in his or her capacity as, an officer, director, employee, managing director, general or limited partner, manager, member, shareholder, agent or other affiliate of any member of the Apollo Group or of any affiliate of any member of the Apollo Group (other than us and our subsidiaries), in the cases of clauses (i), (ii) and (iii), excluding our Chief Executive Officer, has any duty to refrain from engaging, directly or indirectly, in the same or similar business activities or lines of business that we

do. In the event that the Apollo Group or any of its affiliates acquires knowledge of a potential transaction or matter which may be a corporate opportunity for itself and us, we will not have any expectancy to such corporate opportunity, and the Apollo Group or members of its affiliates, as applicable, will not have any duty to communicate or offer such corporate opportunity to us and may pursue or acquire such corporate opportunity for itself or direct such opportunity to another person. In addition, if one of our directors who is also an officer, director, employee, managing director, general or limited partner, manager, member, shareholder, agent or other affiliate of any member of the Apollo Group or of any affiliate of any member of the Apollo Group (other than us and our subsidiaries) acquires knowledge of a potential transaction or matter which may be a corporate opportunity for us and the Apollo Group or its affiliates, we will not have any expectancy to such corporate opportunity unless such potential transaction or matter was presented to such director solely in his or her capacity as such.

Amendments to Memorandum of Association and Bye-laws

Amendments to the Bye-laws require an affirmative vote of a majority of the Board and a majority of the voting power at any annual or special general meeting of shareholders.

Meetings of Shareholders

Our annual general meeting will be held each year at such place, date and time as determined by the Board. A special general meeting may be called upon the request of the Chairman, the Chief Executive Officer or a majority of the Board. Bermuda’s Companies Act 1981 requires that shareholders be given at least 5 business days’ notice of a meeting, excluding the date the notice is given and the date of the meeting. The Bye-laws require not less than 21 days’ nor more than 60 days’ notice of an annual general or special general meeting. In addition, upon receiving a requisition from holders of at least 10% of total voting power of our Common Shares, the Board is required to convene a special general meeting. The presence in person or by proxy of holders of our Common Shares holding a majority of the voting power of the Company at such meeting constitutes a quorum for the transaction of business at a general meeting.

Market Listing

Class A Common Shares are listed on the NYSE under the symbol “ATH.”

Transfer Agent and Registrar

The transfer agent and registrar for our Class A Common Shares and Class B Common Shares is Computershare Limited.

TAX CONSIDERATIONS

The following is a discussion of material Bermuda, U.K. and U.S. federal income tax considerations that may be relevant to a holder of our Class A Common Shares, our Class B Common shares, or our Class M Common Shares in evaluating the Proposal.

Bermuda Tax Considerations

At the present time, there is no Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by us or by our shareholders in respect of our shares. We have obtained an assurance from the Minister under the Exempted Undertakings Tax Protection Act 1966 that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to us or to any of our operations or to our shares, debentures or other obligations except insofar as such tax applies to persons ordinarily residing in Bermuda or is payable by us in respect of real property owned or leased by us in Bermuda.

Currently, there is no Bermuda withholding or other tax payable on principal, interests or dividends paid to the holders of the common shares.

U.K. Tax Considerations

The following statements are intended only as a general guide to certain U.K. tax considerations relevant to the Amendment, Share Transactions and the ownership and disposition of our Class A Common Shares following the implementation of the transactions contemplated by or under the Proposal. Such statements do not purport to be a complete analysis of all potential U.K. tax consequences of the Proposal or of acquiring, holding or disposing of Class A Common Shares. They are based on current U.K. law and what is understood to be the current practice of Her Majesty’s Revenue and Customs (“HMRC”) as at the date of this prospectus supplement, both of which may change, possibly with retroactive effect.

The statements in respect of the U.K. tax considerations in relation to U.K. investors generally apply only to those who are resident and, in the case of individuals domiciled or deemed domiciled, for tax purposes in (and only in) the U.K. (except insofar as express reference is made to the treatment of non-U.K. residents), who hold our Class A Common Shares as an investment (other than in an individual savings account or pension arrangement) and who are the absolute beneficial owner of both the Class A Common Shares and any dividends paid on them. The tax position of certain categories of investors who are subject to special rules (such as persons acquiring their Class A Common Shares in connection with employment, dealers in securities, insurance companies and collective investment schemes) is not considered. In addition, this discussion does not address any tax considerations to Apollo, the AOG or their affiliates of acquiring (or having the right to acquire) Class A Common Shares pursuant to any of the Share Transactions, nor does it address the U.K. tax consequences, for holders of Class B Common Shares or Class M Common Shares, of the Class B Exchange or Class M Exchange on the understanding that no holder of such shares is treated as resident in the United Kingdom for tax purposes.

The statements summarize the current position and are intended as a general guide only. Prospective investors who are in any doubt as to their tax position or who may be subject to tax in a jurisdiction other than the U.K. are strongly advised to consult their own professional advisors.

U.K. Taxation of the Share Transactions

The Company and certain of its subsidiaries (our “U.K. Resident Companies”) are treated as resident in the United Kingdom for U.K. tax purposes. Our U.K. Resident Companies are not expected to recognize any income or gains for U.K. tax purposes solely as a result of the Share Transactions. Our U.K. Resident Companies that acquire AOG units in the Share Transactions are expected to hold the AOG units with a tax basis equal to the value of the shares in the Company given as consideration for the receipt of the AOG units from the relevant New AOG Subsidiary.

Our subsidiaries that are not U.K. Resident Companies are not expected to be subject to U.K. tax on any income or gains arising solely as a result of the Share Transactions.

U.K. Taxation of the Amendment

As part of the Proposal, we will amend the Bye-Laws as described more fully in “Proposal—Approval of Thirteenth Amended and Restated Bye-Laws” (the “Amendment”). Holders of Class A Common Shares should not suffer any U.K. tax as a result of the Amendment, regardless of whether they (a) are treated as resident for tax purposes in the United Kingdom, (b) hold the Class A Common Shares through a permanent establishment in the United Kingdom, or (c) are treated as resident for tax purposes in a jurisdiction outside the United Kingdom.

The Company is not expected to recognize any income or gains for U.K. tax purposes as a result of the Amendment.

Neither the Company nor any holder of Class A Common Shares should suffer any U.K. tax as a result of the Class B Exchange or Class M Exchange.

Taxation of Investors

Taxation of Dividends

The Company is not required to withhold tax when paying a dividend. Liability to tax on dividends will depend upon the individual circumstances of an investor. No tax credit attaches to any dividend paid by the Company.

It is not expected that any receipt of dividends in respect of any Class A Common Shares should be within the scope of the U.K. loan relationships regime as a result of the application of Chapter 6A, Part 6 of the Corporation Tax Act 2009; however, this treatment cannot be guaranteed.

(i)	U.K. Resident Individual Investors

Under current U.K. tax rules, specific rates of tax apply to dividend income. These include a nil rate of tax (the “Nil Rate Amount”) for the first £2,000 of dividend income in any tax year from April 6, 2019 to April 5, 2020 and different rates of tax for dividend income that exceeds the Nil Rate Amount. For these purposes “dividend income” includes U.K. and non U.K. source dividends and certain other distributions in respect of the Class A Common Shares.

An individual investor who is resident for tax purposes in the U.K. and who receives a dividend from the Company will not be liable to U.K. tax on the dividend to the extent that (taking account of any other dividend income received by the investor in the same tax year) that dividend falls within the Nil Rate Amount.

To the extent that (taking account of any other dividend income received by the investor in the same tax year) the dividend exceeds the Nil Rate Amount and cannot be sheltered by the unused part of any investor’s personal allowance, it will, for the tax year April 6, 2019 to April 5, 2020, be subject to income tax at 7.5% to the extent that it falls below the threshold for higher rate income tax. To the extent that (taking account of other dividend income received in the same tax year) it falls above the threshold for higher rate income tax, then the dividend will, for the tax year April 6, 2019 to April 5, 2020, be taxed at 32.5% to the extent that it is within the higher rate band, or 38.1% to the extent that it is within the additional rate band. For the purposes of determining which of the taxable bands dividend income falls into, dividend income is treated as the highest part of an investor’s income. In addition, dividends within the Nil Rate Amount which would (if there was no Nil Rate Amount) have fallen within the basic or higher rate bands will use up those bands respectively for the purposes of determining whether the threshold for higher rate or additional rate income tax is exceeded.

(ii)	U.K. Resident Corporate Investors

Investors within the charge to U.K. corporation tax which are “small companies” for the purposes of Chapter 2 of Part 9A of the Corporation Tax Act 2009 will generally not be subject to U.K. corporation tax on any dividend received provided certain conditions are met (including an anti-avoidance condition).

A U.K. resident corporate investor (which is not a “small company” for the purposes of the U.K. taxation of dividends legislation in Part 9A of the Corporation Tax Act 2009) will be liable to U.K. corporation tax (currently at a rate of 19% reducing to 17% from April 1, 2020) unless the dividend falls within one of the exempt classes set out in Part 9A. Examples of exempt classes (as defined in Chapter 3 of Part 9A of the Corporation Tax Act 2009) include dividends paid on shares that are “ordinary shares” (that is shares that do not carry any present or future preferential right to dividends or to the issuer’s assets on its winding up) and which are not “redeemable,” and dividends paid to a person holding less than 10% of the issued share capital of the payer (or any class of that share capital in respect of which the distribution is made). However, the exemptions are not comprehensive and are subject to anti-avoidance rules.

U.K. resident corporate investors should seek advice from their own professional advisors in considering whether they are within the scope of an exempt class.

(iii)	Non-U.K. Resident Investors

A non-U.K. resident investor will generally not be liable to pay any U.K. tax on dividends paid by the Company (on the basis that any tax liability is limited to tax which is deemed to have been paid by such an investor on a non-repayable basis).

An investor resident outside the U.K. may also be subject to non-U.K. taxation on dividend income under local law. Any such investor should consult his or her own tax advisor concerning his or her tax position on dividends received from the issuer.

An individual U.K. investor who has been resident for tax purposes in the U.K. but who ceases to be so resident or becomes treated as resident outside the U.K. for the purposes of a double tax treaty (“Treaty non-resident”) for a period of five years or less and who receives or becomes entitled to dividends from the issuer during that period of temporary non-residence may, if the issuer is treated as a close company for U.K. tax purposes and certain other conditions are met, be liable for income tax on those dividends on his or her return to the U.K.

Taxation of Disposals

A disposal or deemed disposal of Class A Common Shares by an investor who is resident in the U.K. for tax purposes may, depending upon the investor’s circumstances and subject to any available exemption or relief (such as the annual exempt amount for individuals), give rise to a chargeable gain or an allowable loss for the purposes of U.K. taxation of capital gains.

(i)	U.K. Resident Individual Investors

For an individual investor within the charge to U.K. capital gains tax, a disposal (or deemed disposal) of Class A Common Shares may give rise to a chargeable gain or an allowable loss for the purposes of capital gains tax. The rate of capital gains tax on disposal of shares is 10% for individuals who are subject to income tax at the basic rate and 20% for individuals who are subject to income tax at the higher or additional rates. An individual investor is entitled to realize an annual exempt amount of gains (currently £12,000) for the tax year April 6, 2019 to April 5, 2020 without being liable to U.K. capital gains tax. The capital gains tax rate on share disposals is currently 20% for trustees.

(ii)	U.K. Resident Corporate Investors

For a corporate investor within the charge to U.K. corporation tax, a disposal (or deemed disposal) of Class A Common Shares may give rise to a chargeable gain at the rate of corporation tax applicable to that investor (currently 19% reducing to 17% from April 1, 2020) or an allowable loss for the purposes of U.K. corporation tax.

(iii)	Non-U.K. Resident Investors

Investors who are not resident in the U.K. will not generally be subject to U.K. taxation of capital gains on the disposal or deemed disposal of Class A Common Shares unless they are carrying on a trade, profession or vocation in the U.K. through a branch or agency (or, in the case of a corporate investor, a permanent establishment) in connection with which the Class A Common Shares are used, held or acquired. Non-U.K. tax resident investors may be subject to non-U.K. taxation on any gain under local law.

An individual investor who has been resident for tax purposes in the U.K. but who ceases to be so resident or becomes treated as Treaty non-resident for a period of five years or less and who disposes of all or part of his or her Class A Common Shares during that period may be liable to capital gains tax on his or her return to the U.K., subject to any available exemptions or reliefs.

U.K. Stamp Duty and U.K. Stamp Duty Reserve Tax (“SDRT”)

In practice, UK stamp duty should generally not need to be paid on an instrument transferring an interest in the Class A Common Shares, provided that such instruments are executed and retained outside of the United Kingdom.

As the Company is incorporated in Bermuda and for so long as it maintains its share register outside of the United Kingdom, no SDRT will be payable in respect of any agreement to transfer Class A Common Shares.

Taxation of the U.K. Resident Companies

Our U.K. Resident Companies will each be treated as a fiscally opaque company from a U.K. tax perspective, and will be resident in the U.K for tax purposes due to being centrally managed and controlled in the U.K. Our U.K. Resident Companies are generally subject to U.K. corporation tax on their respective worldwide profits. In practice, however, (subject to comments below in respect of amounts arising in respect of the AOG units) it is not expected that our U.K. Resident Companies will be liable to account for any material U.K. corporation tax on the basis that: (i) in the case of the Company, its income and gains should be primarily derived from its holding of shares in direct subsidiaries; or (ii) in the case of ALRe and ACRA, the majority of profits will be attributable to its permanent establishment in Bermuda in respect of which the “foreign branch election” (set out in s.18A Corporation Tax Act 2009) has been made. Any dividends received by our U.K. Resident Companies should be exempt from U.K. corporation tax and any gains arising to our U.K. Resident Companies on a disposal of a subsidiary should be exempt from U.K. corporation tax on chargeable gains as a result of the application of the U.K. substantial shareholding exemption set out in Schedule 7AC of the Taxation of Chargeable Gains Act 1992.

It is the Company’s expectation that amounts arising to any U.K. Resident Company in respect of units it holds in the limited partnerships and limited liability companies comprising the AOG may consist of a mixture of: (i) dividend receipts; (ii) chargeable gains; and (iii) trading or other income (including, for example, interest income or income in respect of derivatives) (“AOG Receipts”). Whether the relevant U.K. Resident Company is subject to U.K. tax in respect of the AOG Receipts must be assessed on a case by case basis, and will be dependent on a variety of factors including the nature of the receipt and the nature of the payor (in each case for U.K. tax purposes). AOG Receipts arising to the U.K. Resident Company through limited partnerships (including indirectly through multiple limited partnerships) are likely to be treated as arising to the U.K. Resident Company directly for U.K. tax purposes. Whether the same treatment applies to AOG Receipts received from or through a limited liability company is dependent on the facts and circumstances relevant to that limited liability company, particularly in light of the factors set out in paragraph INTM180010 of HMRC’s International Manual. Any U.K. tax that would otherwise arise on receipt of the AOG Receipts may potentially be mitigated or extinguished: (I) in respect of dividends, if any of the exempt classes of dividend set out in Part 9A of the Corporation Tax Act 2009 apply (see further discussion in “Taxation of Investors—Taxation of Dividends—Taxation of U.K. Resident Corporate Investors” above); (II) in respect of chargeable gains, if the substantial shareholding exemption (referred to in the above paragraph) can apply; and/or (III) if any other exemption, credit or relief may be applicable (for example, relief under an applicable double tax treaty or credit for foreign tax under s.18 of the Taxation (International and Other Provisions) Act 2010). The availability of such exemptions, credits or reliefs must be assessed on a case by case basis at the time such AOG Receipts arise and cannot be guaranteed.

Prospective investors should be aware that the U.K. Resident Companies, as U.K. tax residents, will remain subject to a number of specific U.K. tax regimes, including the controlled foreign company regime, the hybrids and other mismatches regime and the diverted profits tax. In practice, however, (subject to “Changes in U.K. Tax Law” below) none of these specific regimes are expected to materially impact the U.K. tax position of the U.K. Resident Companies.

Changes in U.K. Tax Law

Any changes or developments to U.K. tax law or the published practice of HMRC (including its interpretation and/or application) could result in an increase in the amount of U.K. tax payable by one or more of our companies, including the U.K. Resident Companies. If this were to occur, the business, financial condition and results of the operations of the U.K. Resident Company could be adversely affected.

Without limitation, such changes or developments to U.K. tax law that may be relevant to the U.K. Resident Companies could include the application of: (i) the U.K. Treaty; (ii) Chapter 3A of Part 2 of the Corporation Tax Act 2009 (being the U.K. profits of foreign permanent establishments regime); (iii) Part 6A and Part 9A of the Taxation (International and Other Provisions) Act 2010 (being the U.K. anti-hybrids regime and the U.K. controlled foreign company regime respectively); and/or (iv) Part 3 of and Schedule 16 to the Finance Act 2015 (being the U.K. diverted profits tax regime).

U.S. Federal Income Tax Considerations

The following is a general discussion of material U.S. federal income tax considerations relating to the Amendment, the Share Transactions, the Class B Exchange, the Class M Exchange and the ownership and disposition of our Class A Common Shares and Warrants following the transactions contemplated by or under the Proposal. Statements herein regarding the beliefs, expectations and intentions of the Company represent the view of management and do not represent the opinions of counsel. The discussion is based on the Code, U.S. Treasury regulations, judicial decisions, administrative pronouncements, the Bermuda Treaty and the U.K. Treaty, all as currently in effect. Such authorities are subject to change, possibly with retroactive effect. Any such change could result in U.S. federal income tax consequences that are materially different from those described below. Moreover, any change after the date of this proxy statement in any of the factual matters set forth in this proxy statement or in the conduct, practices or activities of the Company may affect the considerations discussed below.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to all holders of our common shares or Warrants, some of which, such as dealers in securities, banks, thrifts or other financial institutions, insurance companies, regulated investment companies, accrual basis taxpayers subject to special tax accounting rules as a result of their use of financial statements, tax-exempt organizations, U.S. expatriates, non-U.S. persons who are engaged in a trade or business in the United States, persons that hold our Class A Common Shares, Class B Common Shares, Class M Common Shares, or Warrants as part of a straddle, conversion transaction or hedge, persons deemed to sell or have sold our Class A Common Shares, Class B Common Shares, Class M Common Shares or Warrants under the constructive sale provisions of the Code, holders that are subject to the alternative minimum tax, holders whose functional currency is not the U.S. dollar, holders that are treated as partnerships for U.S. federal income tax purposes, holders that are not the beneficial owners of our Class A Common Shares, Class B Common Shares, Class M Common Shares or Warrants, holders that are or have been CFCs or PFICs and holders that own, directly, indirectly or under applicable constructive ownership rules, 10% or more of the total voting power or value of our stock, may be subject to special rules. Insofar as this discussion relates to holders of our Class A Common Shares, Class B Common Shares and Class M Common Shares prior to the Multi-Class Share Elimination, this discussion deals only with such holders who hold our Common Shares as capital assets (within the meaning of Section 1221 of the Code). Insofar as this discussion relates to holders of our Class A Common Shares or Warrants following the Multi-Class Share Elimination, this discussion deals only with holders who hold our Class A Common Shares or Warrants immediately following the Multi-Class Share Elimination and hold our Class A Common Shares or Warrants as a capital asset (within the meaning of Section 1221 of the Code). This discussion does not deal with holders that also own our preferred stock or depositary shares representing an interest in our preferred stock. If an entity treated as a partnership for U.S. federal income tax purposes holds our Class A Common Shares, Class B Common Shares or Class M Common Shares prior to the Multi-Class Share Elimination, or holds Class A Common Shares or Warrants following the Multi-Class Share Elimination, the U.S. federal income tax treatment of a partner of the partnership will depend on the status of the partner and the activities of the partnership. If you are a partner of such a partnership, you are urged to consult your tax advisor regarding the consequences to you of the partnership’s ownership of Common Shares or Warrants. In addition, this discussion does not address any tax considerations to Apollo, the AOG or their affiliates of acquiring (or having the right to acquire) Class A Common Shares pursuant to any of the Share Transactions.

This discussion does not address any U.S. federal tax laws other than U.S. federal income tax laws, any U.S. state or local tax laws or any non-U.S. tax laws. You are encouraged to consult your tax advisors concerning the overall tax consequences arising in your own particular situation under U.S. federal, state, local and non-U.S. laws from the ownership and disposition of our Class A Common Shares or Warrants. The conclusions expressed in the discussion below are not binding on the IRS or any court, and there is no assurance that the IRS or a court would not reach a contrary conclusion. No ruling has been or will be sought from the IRS regarding any matter discussed in this proxy statement.

For purposes of this discussion, you are a “U.S. holder” if, for U.S. federal income tax purposes, you are treated as a beneficial owner of our Class A Common Shares, Class B Common Shares, Class M Common Shares or Warrants and you are:

•	a citizen or resident of the United States;

•	a corporation created or organized in or under the law of the United States or any state thereof (including the District of Columbia);

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) the trust has in effect a valid election under applicable U.S. Treasury regulations to be treated as a U.S. person.

For purposes of this discussion, you are a “Non-U.S. holder” if, for U.S. federal income tax purposes, you are treated as a beneficial owner of our Class A Common Shares, Class B Common Shares, Class M Common Shares or Warrants, you are not a U.S. holder and you are not treated as a partnership for U.S. federal income tax purposes.

Taxation of the Transactions Occurring Pursuant to the Proposal

Taxation of the Non-U.S. Companies on the Share Transactions

We intend to carry out the Share Transactions in a manner that will not result in any of the Non-U.S. Companies recognizing any gain from the Share Transactions that is subject to U.S. federal income tax.

Taxation of the Acceleration

A U.S. holder who holds unvested Class M Common Shares and who made an election under Section 83(b) of the Code with respect to the initial award of such unvested Class M Common Shares will not recognize any income, gain, loss or deduction as a result of the Acceleration. Such U.S. holder will have a tax basis in the newly vested Class M Common Shares equal to the U.S. holder’s tax basis in the unvested Class M Common Shares immediately prior to the Acceleration, and the holding period for the newly vested Class M Common Shares will include the holding period for the unvested Class M Common Shares.

In the case of a U.S. holder who holds unvested Class M Common Shares and who did not make an election under Section 83(b) of the Code with respect to the initial award of such unvested Class M Common Shares, the Acceleration will be treated as compensatory. Accordingly, such U.S. holder will recognize ordinary income in an amount equal to the fair market value of the newly vested Class M Common Shares, measured as of the date of the Acceleration. The U.S. holder will have a tax basis in the newly vested Class M Common Shares equal to their fair market value as of the date of the Acceleration, and the holding period for the newly vested Class M Common Shares will begin just after the Acceleration.

Taxation of the Amendment, Class B Exchange, and Class M Exchange to the Company and U.S. Holders

We refer collectively to the Amendment, the Class B Exchange and the Class M Exchange as the “E Reorganization.” The E Reorganization is intended to and should constitute a “reorganization” described in Section 368(a)(1)(E) of the Code. Unless otherwise specifically provided, the remainder of this discussion assumes the E Reorganization is correctly treated as a “reorganization” described in Section 368(a)(1)(E) of the Code.

The Company should not, as a result of the E Reorganization, recognize gain or loss for U.S. federal income tax purposes.

As set forth in further detail below, but subject to the discussion below concerning “Section 1248 Shareholders” and “PFIC Considerations Relevant to the E Reorganizations,” U.S. holders generally should not recognize gain or loss as a result of the Amendment, the Class B Exchange or the Class M Exchange.

Amendment

It is unclear whether a U.S. holder who owns Class A Common Shares will be treated as receiving newly issued shares in the Company as a result of the Amendment for U.S. federal income tax purposes. If a U.S. holder is treated as exchanging Class A Common Shares for newly issued shares in the Company, such U.S. holder generally should not recognize gain or loss as a result of the exchange, because the exchange is made pursuant to a reorganization described in Section 368(a)(1)(E) of the Code. However, even if the exchange is not considered to be made pursuant to a reorganization described in Section 368(a)(1)(E) of the Code, the U.S. holder generally should not recognize gain or loss as a result of the exchange by reason of Section 1036 of the Code. In all events, a U.S. holder’s tax basis and holding period in the U.S. holder’s Class A Common Shares should not change as a result of the Amendment.

Class B Exchange

A U.S. holder that exchanges Class B Common Shares for Class A Common Shares pursuant to the Class B Exchange generally should not recognize gain or loss as a result of the exchange, because the exchange is made pursuant to a reorganization described in Section 368(a)(1)(E) of the Code. However, even if the exchange is not considered to be made pursuant to a reorganization described in Section 368(a)(1)(E) of the Code, the U.S. holder generally should not recognize gain or loss as a result of the exchange by reason of Section 1036 of the Code. In either case, a U.S. holder’s tax basis in each Class A Common Share received in exchange for a Class B Common Share should equal the tax basis in the Class B Common Share surrendered in exchange for such Class A Common Share, and such U.S. holder’s holding period for each Class A Common Share received should include the holding period for the Class B Common Share surrendered in exchange for such Class A Common Share.

Class M Exchange

The Class M Exchange should be non-taxable to a U.S. holder because the exchange is made pursuant to a reorganization described in Section 368(a)(1)(E) of the Code. A U.S. holder’s aggregate tax basis in the Class A Common Shares and Warrants received in exchange for Class M Common Shares should equal such U.S. holder’s aggregate tax basis in the Class M Common Shares surrendered. U.S. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the Class M Common Shares to the Class A Common Shares and the Warrants received in the Class M Exchange. In general, under those rules, a U.S. Holder’s tax basis in a Class M Common Share must be allocated between the Class A Common Shares and Warrants received in exchange for such Class M Common Share in the Class M Exchange in proportion to the relative fair market values of the Class A Common Shares and Warrants received on the date of the exchange. Upon request, the Company will furnish to holders of Class M Common Shares information as to its belief regarding the relative fair market values of Class A Common Shares and Warrants received in the Class M Exchange. A U.S. holder’s holding period in the Class A Common Shares and Warrants received in exchange for a Class M Common Share should include the holding period of the Class M Common Share surrendered.

Consequences to Section 1248 Shareholders of the Company

Pursuant to U.S. Treasury regulations promulgated under Section 367(b) of the Code, a U.S. person that transfers stock of a non-U.S. corporation in an exchange that would otherwise qualify for non-recognition treatment may be required to include in income as a dividend all or a portion of the gain (if any) realized in the exchange if, immediately before the exchange, the U.S. person was a “Section 1248 Shareholder” (as defined below) of the non-U.S. corporation and, immediately after the exchange, the stock received in the exchange is not stock in a corporation that is a CFC as to which the U.S. person is a “Section 1248 Shareholder.” The amount treated as a dividend under this rule is limited to the non-U.S. corporation’s earnings and profits (determined under U.S. federal income tax principles) attributable to the exchanged shares accumulated during the period that the U.S. person held such shares while the non-U.S. corporation was a CFC (with certain adjustments). A U.S. person is a “Section 1248 Shareholder” with respect to a non-U.S. corporation if it owned (directly, indirectly through non-U.S. entities or constructively) 10% or more of the total combined voting power of the voting stock of the non-U.S. corporation at any time during the 5-year period ending on the date of the sale or exchange when the non-U.S. corporation was a CFC.

U.S. holders will not be subject to this gain recognition rule as a result of the E Reorganization if the Company has not been a CFC at any time during the 5-year period ending on the date of the E Reorganization.

The Company does not believe it has been, and does not expect that it will be, a CFC at any time during the 5-year period ending on the date of the E Reorganization. In addition, even if the Amendment and the Class B Exchange were described in Section 367(b) of the Code and the U.S. Treasury regulations thereunder, it is possible that the Amendment and the Class B Exchange may not be taxable pursuant to Section 1036 of the Code. However, because the Company cannot be certain whether it has been, or will be, a CFC at any time during such period and the interaction of Sections 367(b) and 1036 of the Code is not entirely clear, no assurances can be provided in this regard.

Further, as discussed in greater detail below, Section 953(c)(7) of the Code provides that the rules of Section 1248 of the Code will apply to the sale or exchange of shares in a non-U.S. corporation by a U.S. person (regardless of whether the person is a “Section 1248 Shareholder”) if the non-U.S. corporation would be taxed under the provisions of the Code applicable to U.S. insurance companies if it were a U.S. corporation and the non-U.S. corporation is (or would be, but for certain exceptions) treated as a RPII CFC (as defined below). The Company does not directly engage in an insurance or reinsurance business, but our Non-U.S. Insurance Companies do. Existing proposed regulations do not address whether the provisions of Section 953(c)(7) of the Code may apply with respect to a disposition of stock in a non-U.S. corporation that is not a RPII CFC but has a non-U.S. subsidiary that is a RPII CFC and that would be taxed under the provisions of the Code applicable to U.S. insurance companies if it were a U.S. corporation. In the absence of legal authority to the contrary, there is a strong argument that this specific rule should not apply to an exchange of Common Shares pursuant to the E Reorganization because the Company is not itself directly engaged in the insurance business. However, there is no assurance that the IRS will not successfully assert that Section 953(c)(7) applies in such circumstances. If Section 953(c)(7) applies in such circumstances, then although the interaction of the rules under Sections 367(b) and 953(c)(7) of the Code is not entirely clear, there is a strong argument that the E Reorganization should not be taxable under Section 367(b) of the Code by reason of Section 953(c)(7) of the Code because each RPII Shareholder (as defined below) of the Company immediately before the E Reorganization should be considered a RPII Shareholder of the Company immediately after the E Reorganization. In addition, with respect to U.S. holders of Class A Common Shares or Class B Common Shares, there is authority that suggests that the Amendment and the Class B Exchange would not be taxable pursuant to Section 1036 of the Code, even if they were described in Section 367(b) of the Code and the U.S. Treasury regulations thereunder. However, because the rules are not entirely clear, no assurances can be provided in this regard. U.S. holders are urged to consult their tax advisors regarding the effects of these rules on the tax treatment of the Amendment, Class B Exchange and Class M Exchange.

PFIC Considerations Relevant to the E Reorganization

Pursuant to Section 1291(f) of the Code, to the extent provided in U.S. Treasury regulations, if a U.S. person transfers stock in a PFIC in a transaction that does not result in full recognition of gain, then any unrecognized gain is required to be recognized notwithstanding any nonrecognition provision in the Code. The U.S. Treasury has issued proposed regulations under Section 1291(f) of the Code, but they have not been finalized. The IRS could take the position that Section 1291(f) of the Code is effective even in the absence of finalized regulations, or the regulations could be finalized with retroactive effect. Accordingly, no assurances can be provided as to the potential applicability of Section 1291(f) of the Code to the E Reorganization.

We believe that the Company was not a PFIC in prior taxable years, and we currently do not expect that the Company will be a PFIC in the current taxable year or the foreseeable future. However, there is significant uncertainty in the application of the PFIC rules, and no assurances can be given that the Company has not been, or will not be, a PFIC. If the Company is treated as a PFIC with respect to a U.S. holder and Section 1291(f) applies to the U.S. holder’s transfer of shares pursuant to the E Reorganization, the U.S. holder may be required to recognize any gain realized on such transfer, in which case such gain generally would be subject to the “excess distribution” rules described below. U.S. holders should consult their own tax advisors regarding the U.S. federal income tax consequences of the Amendment, Class B Exchange, and Class M Exchange to them if the Company were treated as a PFIC.

Alternative Treatment of the Class M Exchange

If the Class M Exchange is not correctly treated as made pursuant to a reorganization described in Section 368(a)(1)(E) of the Code, the consequences of the Class M Exchange described above would not apply. Instead, U.S. holders of Class M Common Shares generally would be required to recognize capital gain or loss (if any) as a result of the Class M Exchange, subject to the potential application of the PFIC rules described below. If the holding period for a U.S. holder’s Class M Common Shares exceeds one year, any gain recognized by the U.S. holder would be subject to tax at a maximum U.S. federal income tax rate of 20% and may also be subject to an additional 3.8% tax imposed on certain net investment income, as discussed below. The deductibility of capital losses is subject to limitations.

We believe that the Company was not a PFIC in prior taxable years, and we currently do not expect that the Company will be a PFIC in the current taxable year or the foreseeable future. However, there is significant uncertainty in the application of the PFIC rules, and no assurances can be given that the Company has not been, or will not be, a PFIC. If the Company is treated as a PFIC with respect to a U.S. holder of Class M Common Shares, any gain recognized by the U.S. holder as a result of the Class M Exchange generally would be subject to the “excess distribution” rules described below.

Class M Shareholders are urged to consult their own tax advisors about the application of the PFIC rules, the advisability and availability of any elections and the additional reporting requirements described below.

Taxation of the Amendment, Class B Exchange and Class M Exchange to Non-U.S. Holders

A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized as a result of the Amendment, Class B Exchange or Class M Exchange unless the gain is required to be recognized and (1) such gain is effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business (and generally, if an income tax treaty applies, the gain is attributable to a U.S. permanent establishment or fixed base maintained by such Non-U.S. holder in the United States) or (2) the Non-U.S. holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which such sale or other taxable disposition occurs and certain other conditions are met. A Non-U.S. holder’s gain realized as a result of the Amendment, Class B Exchange or Class M Exchange generally will qualify for nonrecognition treatment to the same extent as it would if the Non-U.S. holder were a U.S. person for U.S. federal income tax purposes (except that Code Section 367(b) and PFIC provisions discussed above generally will not apply).

To the extent any gain described in clause (1) above is required to be recognized, it will be subject to U.S. federal income tax, based on the Non-U.S. holder’s net effectively connected income, generally in the same manner as if the Non-U.S. holder were a U.S. person for U.S. federal income tax purposes. If any recognized gain is effectively connected with a U.S. trade or business of a Non-U.S. holder that is a corporation for U.S. federal income tax purposes, such corporate Non-U.S. holder may also be subject to a “branch profits tax” at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty), subject to certain adjustments.

During each taxable year, a Non-U.S. holder described in clause (2) above will be subject to tax at a 30% rate (or such lower rate specified by an applicable income tax treaty) on any such gain that is required to be recognized, which may be offset by capital losses of the Non-U.S. holder during the taxable year allocated to U.S. sources. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Taxation of Our Non-U.S. Companies and Holders of Our Class A Common Shares or Warrants Following the Completion of the Transactions Occurring Pursuant to the Proposal

Taxation of Our Non-U.S. Companies

In general, a non-U.S. corporation is subject to U.S. federal income tax on its taxable income which is effectively connected with the conduct of a trade or business in the United States, including a branch profits tax based upon its after-tax effectively connected earnings and profits, with certain adjustments. We have historically intended to limit our U.S. activities so that the Non-U.S. Companies are not considered to be engaged in a U.S. trade of business. However, the enactment of the BEAT (discussed below), the reduction of the federal income tax rate applicable to corporations included in the Tax Act and other factors may cause one or more of our Non-U.S. Companies to conduct its business differently. Furthermore, no definitive standards are provided by the Code, U.S. Treasury regulations or court decisions regarding when a foreign corporation is engaged in the conduct of a U.S. trade or business. Because the law is unclear, and the determination is highly factual and must be made annually, there is no assurance that the IRS will not contend that one or more of our Non-U.S. Companies is engaged in a U.S. trade or business. In addition, because certain members of the AOG are (and others may be) considered to be engaged in a trade or business within the U.S., the Non-U.S. Companies that own interests in such AOG members will also be considered to be engaged in a trade or business within the U.S. Any of our Non-U.S. Companies that are considered to be engaged in a U.S. trade or business will be subject to U.S. federal income tax at a 21% rate on any income that is effectively connected to a U.S. trade or business and a 30% branch profits tax, except as described below with respect to the Bermuda Treaty or U.K. Treaty. A non-U.S. corporation is generally entitled to deductions and credits only if it timely files a U.S. federal income tax return. The Company and ALRe have in the past filed, and intend to continue to file, such returns for each tax year (on a protective basis or otherwise), and one or more of our other Non-U.S. Companies may do so as well. U.S. federal income tax, if imposed, would be based on effectively connected income and computed in a manner generally analogous to that applied to the income of a U.S. corporation, except as described below with respect to the Bermuda Treaty or U.K. Treaty.

AARe is a Bermuda insurance subsidiary that has elected under Section 953(d) of the Code to be treated as a domestic corporation for purposes of the Code. One or more of our other non-U.S. insurance subsidiaries may also make such an election. Accordingly, AARe and any other electing non-U.S. insurance subsidiaries will be subject to U.S. federal income tax and are considered U.S. subsidiaries for purposes of the U.S. federal income tax considerations discussed herein.

Bermuda Treaty Benefits

If any of our Non-U.S. Insurance Companies are entitled to the benefits of the Bermuda Treaty for a given taxable year, they will not be subject to U.S. federal income tax on certain of their business profits for that year unless those business profits are attributable to a permanent establishment in the United States. Our Non-U.S. Insurance Companies currently intend to conduct their activities in such a manner as to avoid having a permanent establishment in the United States, other than any U.S. permanent establishment attributed to them by reason of their ownership (if any) of any interests in the AOG, but because the determination of whether a person has a permanent establishment in the United States is highly factual, and must be made annually, there can be no assurances that they will be successful in that regard.

An insurance enterprise resident in Bermuda whose shares are not traded on an exchange will be entitled to the benefits of the Bermuda Treaty only if (1) more than 50% of its shares are beneficially owned, directly or indirectly, by any combination of individual residents of the United States or Bermuda or U.S. citizens and (2) its income is not used in substantial part, directly or indirectly, to make certain disproportionate distributions to, or to meet certain liabilities of, persons who are neither residents of the United States or Bermuda nor U.S. citizens. While ALRe currently believes that it qualifies for the benefits of the Bermuda Treaty, it cannot be predicted whether ALRe or any of our other Non-U.S. Insurance Companies will take the position in any particular year that it qualifies for the benefits of the Bermuda Treaty because it cannot be predicted whether its direct or indirect ownership will satisfy the requirements described above.

U.K. Treaty Benefits

The Company and ALRe are U.K. tax residents and expect to qualify for the benefits of the U.K. Treaty because the Class A Common Shares are listed and regularly traded on the NYSE. ACRA is also a U.K. tax resident and expects to qualify for the benefits of the U.K. Treaty by reason of satisfying an ownership and base erosion test. However, there can be no assurances that any such company will continue to qualify for treaty benefits, particularly given the economic substance requirements of the Bermuda Economic Substance Act 2018.

If one of our U.K. Resident Companies is entitled to the benefits of the U.K. Treaty for a given taxable year, it will not be subject to U.S. federal income tax on certain of its business profits for that year unless those business profits are attributable to a permanent establishment in the U.S. One or more of our U.K. Resident Companies may determine to conduct its activities in such a manner that results in it having a permanent establishment in the United States, including by owning interests in a member of the AOG that has a permanent establishment in the United States. Further, because the determination of whether a person has a permanent establishment in the United States is highly factual, and must be made annually, there can be no assurances that the IRS will not contend that one or more of our U.K. Resident Companies that does not intend to have a permanent establishment in the United States does, in fact, have such a permanent establishment.

Net Investment Income

Non-U.S. corporations carrying on an insurance business within the United States may be treated under the Code as having a certain minimum amount of effectively connected net investment income, determined in accordance with a formula that depends, in part, on the amount of U.S. risk insured or reinsured by such companies. If, contrary to its intention, one of our Non-U.S. Insurance Companies is considered to be engaged in the conduct of an insurance business in the United States and is not entitled to the benefits of the Bermuda Treaty or the U.K. Treaty, a significant portion of the company’s investment income could be subject to U.S. federal income tax. In addition, while the Bermuda Treaty clearly applies to premium income, it is uncertain whether it applies to other income such as investment income, and the U.K. Treaty does not provide for a complete exemption from U.S. federal income tax for all types of investment income. Because the law is not clear and the determination of what income is taxable in the United States is highly factual, there is no assurance that if such a company is considered to be engaged in the conduct of an insurance business in the United States, a significant portion of the company’s investment income would not be subject to U.S. federal income tax (including branch profits tax), even if the company is entitled to the benefits of the Bermuda Treaty or the U.K. Treaty.

Withholding Tax

Non-U.S. corporations not engaged in a trade or business in the United States generally are subject to a 30% U.S. federal income tax (imposed on a gross basis and generally collected by withholding) on certain “fixed or determinable annual or periodical gains, profits and income” from sources within the United States. Such income includes certain distributions from U.S. corporations and certain interest on investments but does not include insurance premiums paid with respect to a contract that is subject to the excise tax described below. Because, as discussed above, it is uncertain whether the Bermuda Treaty applies to investment income, it is unclear whether the Bermuda Treaty would provide any relief from this tax, even if one of our Non-U.S. Companies is entitled to the benefits of the Bermuda Treaty. The U.K. Treaty, by contrast, provides for reduced rates of, or exemptions from, this tax on certain types of income. If any of our corporate U.S. subsidiaries makes a distribution to one of our Non-U.S. Companies, the distribution will be treated as a dividend to which the 30% withholding tax will apply to the extent the distribution is paid out of the U.S. subsidiary’s current or accumulated earning and profits, as determined for U.S. federal income tax purposes. We expect that our U.K. Resident Companies will qualify for a reduction in, or an exemption from, withholding tax on any such dividends under the U.K. Treaty, provided that certain ownership and holding period requirements are met and that they do not have a U.S. permanent establishment to which such dividends are attributable.

Excise Tax

The United States imposes an excise tax on insurance and reinsurance premiums paid to non-U.S. insurers or reinsurers with respect to risks located in the United States. The applicable tax rates are 1% for life insurance and annuity contract premiums and 1% for reinsurance premiums. We expect that our U.K. Resident Companies generally will qualify for an exemption from this excise tax under the U.K. Treaty.

Base Erosion and Anti-Abuse Tax

The BEAT operates as a minimum tax and is generally calculated as a percentage (10% in 2019-2025 and 12.5% in 2026 and thereafter) of the “modified taxable income” of an “applicable taxpayer.” Modified taxable income is calculated by adding back to a taxpayer’s regular taxable income the amount of certain “base erosion tax benefits” with respect to certain payments made to foreign affiliates, as well as the “base erosion percentage” of any net operating loss deductions. The BEAT applies only to the extent it exceeds a taxpayer’s regular corporate income tax liability (determined without regard to certain tax credits) and only in years in which the “base erosion percentage” exceeds a specified percentage. At this time, there is significant uncertainty regarding the application of the BEAT to amounts paid or accrued under affiliate reinsurance arrangements. If applicable in any year, the BEAT may significantly increase the tax liability of our U.S. subsidiaries for such year.

Taxation of U.S. Holders

Treatment of Certain Adjustments to the Terms of the Warrants

As described below under “Proposal—The Class M Exchange—Description of the Warrants—Dividend Equivalents,” in the event dividends are paid with respect to Class A Common Shares prior to the exercise of a Warrant, the terms of any Warrant exercised subsequent to such dividend will be adjusted so that, upon exercise, the holder will receive an additional number of Class A Common Shares to reflect such dividends. The U.S. federal income tax treatment of such an adjustment is not entirely clear. Under proposed U.S. Treasury regulations, such an adjustment to the terms of a Warrant held by a U.S. holder should be treated as a deemed distribution to the U.S. holder, and the amount of the deemed distribution should equal the excess of (A) the fair market value of the Warrant immediately after the adjustment, over (B) the fair market value, determined immediately after the adjustment, of the Warrant as if the adjustment had not occurred. While not entirely clear, it appears that the tax consequences of receiving a deemed distribution with respect to the Warrants generally should be similar to the tax consequences of receiving a distribution with respect to the Class A Common Shares, described below under “Distribution on Our Class A Common Shares.” However, due to the uncertainty in the tax treatment of adjustments to the terms of the Warrants, U.S. holders of Warrants should consult their tax advisors regarding the tax consequences of such adjustments.

Cashless Exercise of Warrants for Class A Common Shares

It is expected that a U.S. holder’s exchange of Warrants for Class A Common Shares (a “Cashless Exercise”) will be treated as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code, pursuant to which (i) a U.S. holder will not recognize any gain or loss on the exchange of Warrants for Class A Common Shares, (ii) the U.S. holder’s aggregate tax basis in the Class A Common Shares received in the exchange will equal the U.S. holder’s aggregate tax basis in the Warrants surrendered in the exchange, and (iii) the holding period for Class A Common Shares received in the exchange will include the holding period for the surrendered Warrants.

Alternatively, a Cashless Exercise could be treated as non-taxable because the exercise of a warrant is not a realization event. In that case, a U.S. holder’s holding period in the Class A Common Shares received as a result of the Cashless Exercise generally would be treated as commencing on the date following the date of exercise (or possibly the date of exercise of the Warrant).

It is also possible that a Cashless Exercise could be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. holder could be deemed to have surrendered Warrants with a value equal to the exercise price for the total number of Warrants to be exercised. The U.S. holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the Warrants deemed surrendered and the U.S. holder’s tax basis in the Warrants deemed surrendered. In this case, a U.S. holder’s tax basis in the Class A Common Shares received would equal the U.S. holder’s tax basis in the Warrants deemed surrendered plus (or minus) the gain (or loss) recognized with respect to the surrendered Warrants. A U.S. holder’s holding period for the Class A Common Shares in such case generally would commence on the date following the date of exercise of the Warrant.

Due to the absence of authority on the U.S. federal income tax treatment of transactions similar to the Cashless Exercise, it is not clear how the Cashless Exercise would be treated by the IRS or a court of law. Accordingly, U.S. holders should consult their tax advisors regarding the tax consequences of a Cashless Exercise.

Cash Exercise of Warrants for Class A Common Shares

If a U.S. holder exercises Warrants for Class A Common Shares through the payment of a cash purchase price (a “Cash Exercise”), such exercise will not be immediately taxable to the U.S. holder. Following a Cash Exercise, a holder will have basis in the purchased Class A Common Shares equal to (i) the holder’s basis in the Warrants plus (ii) the amount of cash paid for the Class A Common Shares. The holding period for Class A Common Shares purchased in connection with a Cash Exercise will begin on the day after the date of such Cash Exercise.

PFIC Considerations Relevant to the Warrants

Pursuant to Section 1298(a)(4) of the Code, to the extent provided in U.S. Treasury regulations, if a person has an option to acquire stock, such stock shall be treated as owned by such person for purposes of the PFIC rules. Proposed regulations issued under Section 1291 of the Code generally treat an option to acquire stock in a PFIC (a “PFIC Option”) as stock of a PFIC for purposes of applying the “excess distribution” provisions described below to a disposition of the option, other than by exercise of the option. Under the proposed regulations, the holding period of stock acquired upon the exercise of a PFIC Option includes the period the PFIC Option was held.

If these rules are effective, any gain recognized by a U.S. person on the disposition of a PFIC Option generally would be taxable under the “excess distribution” rules described below. In addition, the rules described above under Section 1291(f) of the Code, if effective, in combination with the rules described herein, could require a U.S. person that disposes of a PFIC Option in an otherwise non-taxable transaction to recognize gain, if any in a manner similar to the “excess distribution” rules described below.

Finally, a U.S. person that received stock as a result of the exercise of a PFIC Option could be subject to the excess distribution provisions described below upon a disposition of such stock. The shares received by such a U.S. person generally would constitute shares of a PFIC in such U.S. person’s hands, and such U.S. person’s holding period for the shares received would include the holding period of the PFIC Option. Upon a disposition of such shares, gain, if any, recognized on the disposition could be subject to the “excess distribution” provisions described below.

We believe that the Company was not a PFIC in prior taxable years, and we currently do not expect that the Company will be a PFIC in the current taxable year or the foreseeable future. However, there is significant uncertainty in the application of the PFIC rules, and no assurances can be given that the Company has not been, or will not be, a PFIC. If the Company is, becomes or has been a PFIC, the application of these rules to a Cash Exercise of the Warrants or a Cashless Exercise of the Warrants by a U.S. holder is unclear. The rules described herein may not apply in the first instance because no regulations have been finalized implementing Section 1298(a)(4) of the Code. However, the IRS could take the position that Section 1298(a)(4) of the Code is effective even in the absence of finalized regulations, or the proposed regulations under Section 1291 described herein and above could be finalized with retroactive effect.

If the rules described herein are effective, their expected application to a Cashless Exercise or Cash Exercise of the Warrants is described below. We have assumed for purposes of the discussion below that, contrary to expectations, the Company is treated as a PFIC during the U.S. holder’s holding period for the Warrants, which would include the holding period of the Class M Common Shares surrendered in exchange for the Warrants if no gain or loss was required to be recognized.

As described above, a Cashless Exercise could be treated as a “recapitalization” within the meaning of Section 368(a)(1)(E). Any gain realized pursuant such Cashless Exercise could be subject to the “excess distribution” provisions described below, and the holding period for such purposes would begin on the first day the Company was treated as a PFIC during the holding period of the Warrants. In addition, the holding period for Class A Common Shares received in the Cashless Exercise may be treated as beginning on the day following the Cashless Exercise.

Alternatively, a Cashless Exercise could be treated as an exercise of a portion of the Warrants for Class A Common Shares, the consideration for which is comprised of the remainder of the Warrants surrendered. In that case, any gain on the portion of the Warrants treated as consideration for the exercise could be subject to the excess distribution provisions described below. In addition, the holding period of the Class A Common Shares received pursuant to the exercise may begin on the first day the Company was treated as a PFIC during the holding period of the Warrants.

If a U.S. holder engages in a Cash Exercise, the Class A Common Shares received as a result of the Cash Exercise would constitute shares of a PFIC and such U.S. holder’s holding period for such Class A Common Shares would begin on the first day the Company was treated as a PFIC during the holding period of the Warrants.

U.S. holders are urged to consult their own tax advisors regarding the application of the PFIC rules to the Warrants and the availability of any elections to mitigate the tax consequences described above.

Distributions on Our Class A Common Shares

We do not currently make distributions on our Class A Common Shares and we currently intend to retain all available funds and any future earnings for use in the operation of our business. Subject to the discussions below relating to the potential application of the CFC and PFIC provisions, distributions on our Class A Common Shares will constitute dividends for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. To the extent that distributions on our Class A Common Shares exceed the Company’s earnings and profits, the distributions will be treated as a tax-free return of capital that will reduce, but not below zero, your tax basis in the Class A Common Shares and thereafter as capital gain from the sale or exchange of the Class A Common Shares (discussed below). The Company’s earnings and profits generally will not include the earnings and profits of its subsidiaries until such amounts are distributed to the Company.

Dividends paid with respect to our Class A Common Shares will generally be treated as passive category income for purposes of computing allowable foreign tax credits for U.S. foreign tax credit purposes and may, in whole or in part, be treated as U.S. source income.

Dividends paid with respect to our Class A Common Shares to a U.S. holder that is treated for U.S. federal income tax purposes as an individual, a trust or an estate (a “non-corporate U.S. holder”) will be treated as “qualified dividend income” taxed at the preferential rates applicable to long-term capital gain if (i) either the Class A Common Shares are readily tradable on an established securities market in the United States (such as the NYSE, on which the Class A Common Shares are currently traded) or the Company is eligible for the benefits of the U.K. Treaty, (ii) the Company is not a PFIC for the taxable year during which the dividend is paid and the Company was not a PFIC for the immediately preceding taxable year (see discussion below), (iii) the U.S. holder holds the Class A Common Shares for more than 60 days in the 121-day period beginning 60 days before the date on which the Class A Common Shares become ex-dividend (and does not enter into certain risk-limiting transactions with respect to the Class A Common Shares), (iv) the U.S. holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, and (v) the U.S. holder does not take the dividends into account as investment income for purposes of deducting investment interest. Dividends received by a non-corporate U.S. holder from the Company that are not treated as “qualified dividend income” will be taxed at ordinary income rates.

Special rules may apply to any “extraordinary dividend.” Generally, a dividend with respect to our Class A Common Shares will be an extraordinary dividend if the amount of such dividend equals or exceeds 10% of your adjusted tax basis (or fair market value in certain circumstances) in such Class A Common Shares (subject to certain aggregation rules). In addition, extraordinary dividends include dividends received within a one-year period that, in the aggregate, equal or exceed 20% of your adjusted tax basis (or fair market value). If you receive an extraordinary dividend on our Class A Common Shares that is treated as qualified dividend income and you are a non-corporate U.S. holder, then any loss you recognize from a subsequent sale or exchange of such Class A Common Shares will be treated as a long-term capital loss to the extent of such dividend.

Dividends paid with respect to our Class A Common Shares to a non-corporate U.S. holder may also be subject to an additional 3.8% tax on net investment income, described below.

CFC Provisions

A Non-U.S. Company will be considered a CFC if, on any day of its taxable year, 10% U.S. Shareholders own (directly, indirectly through non-U.S. entities or constructively through the application of certain constructive ownership rules (“constructively”)) more than 50% of the total combined voting power of all classes of its voting stock or more than 50% of the total value of all of its stock. A “10% U.S. Shareholder” of an entity treated as a foreign corporation for U.S. federal income tax purposes is a U.S. person who owns (directly, indirectly through non-U.S. entities or constructively) 10% or more of the total value of all classes of shares of the corporation or 10% or more of the total combined voting power of all classes of voting shares of the corporation. For purposes of taking into account certain insurance income, however, a Non-U.S. Company will be a CFC if more than 25% of the total combined voting power of all classes of its voting shares or more than 25% of the total value of all of its shares are owned by 10% U.S. Shareholders.

Any U.S. holder that is a 10% U.S. Shareholder of the Company must consult its own tax advisor regarding its investment in the Company. Except as discussed below with respect to RPII, a U.S. holder that is not a 10% U.S. Shareholder of the Company is not expected to experience adverse U.S. federal income tax consequences under the CFC provisions regardless of whether any of our Non-U.S. Companies is treated as a CFC.

The Tax Act eliminated the prohibition on “downward attribution” from non-U.S. persons to U.S. persons under Section 958(b)(4) of the Code for purposes of determining constructive stock ownership under the CFC rules. As a result, our U.S. subsidiaries are deemed to own all of the stock of the Non-U.S. Subsidiaries (other than ALRe) for CFC purposes. Further, we believe that there may be other U.S. persons that are treated as 10% U.S. Shareholders that own more than 25% of the vote (and potentially more than 25% of the value) of ALRe by reason of downward attribution from our direct or indirect shareholders. Moreover, depending on which of our companies acquire interests in the AOG pursuant to the Share Issuance, 10% U.S. Shareholders may own all of

the vote and value of ALRe by reason of downward attribution from the Company to certain U.S. persons in which the AOG has an interest. Accordingly, the Non-U.S. Subsidiaries are treated as CFCs, except that ALRe might only be considered a CFC for purposes of taking into account certain insurance income. The legislative history under the Tax Act indicates that this change in law was not intended to cause a foreign corporation to be treated as a CFC with respect to a 10% U.S. Shareholder that is not related to the U.S. persons receiving such downward attribution. However, it is not clear whether the IRS or a court would interpret the change made by the Tax Act in a manner consistent with such indicated intent. Moreover, no assurances can be provided that any of our Non-U.S. Companies would not be a CFC even without regard to the downward attribution of stock from non-U.S. persons to U.S. persons, as such classification depends upon the identity and relationships of the beneficial owners of our stock, over which we have limited knowledge or control.

If any of our Non-U.S. Companies is treated as a CFC with respect to a 10% U.S. Shareholder who owns Class A Common Shares directly, or indirectly through non-U.S. entities, on the last day in such company’s taxable year on which it is a CFC, that 10% U.S. Shareholder generally must include in its gross income for U.S. federal income tax purposes its pro rata share of such company’s “subpart F income,” even if the subpart F income is not distributed, and certain earnings and profits of such company that are invested in U.S. property. “Subpart F income” of a CFC typically includes, among other items, passive income such as interest and dividends as well as certain insurance and reinsurance income (including underwriting and investment income). The subpart F income of a CFC for any taxable year is limited to the CFC’s earnings and profits for the taxable year.

In addition, each person who is a 10% U.S. Shareholder of any CFC for a taxable year must include in gross income for U.S. federal income tax purposes such 10% U.S. Shareholder’s global intangible low-taxed income (“GILTI”) for the taxable year. In general, the GILTI with respect to a 10% U.S. Shareholder is the excess (if any) of its “net CFC tested income” over its “net deemed tangible income.” A 10% U.S. Shareholder’s “net CFC tested income” is generally equal to the excess of its pro rata share of the “tested income” of each CFC with respect to which it is a 10% U.S. Shareholder over its pro rata share of the “tested loss” of each such CFC. The “tested income” or “tested loss” of a CFC is generally determined by subtracting from the CFC’s gross income (excluding any subpart F income and certain other amounts) the amount of any deductions properly allocable to such gross income. If any of our Non-U.S. Companies is treated as a CFC with respect to a 10% U.S. Shareholder who owns Class A Common Shares directly, or indirectly through non-U.S. entities, on the last day in such company’s taxable year on which it is a CFC, that 10% U.S. Shareholder must take into account its pro rata share of such company’s “tested income” or “tested loss” for purposes of determining the amount of GILTI that such 10% U.S. Shareholder must include in gross income.

The earnings and profits of a foreign corporation attributable to amounts which are, or have been, included in the gross income of a 10% U.S. Shareholder pursuant to the CFC provisions will not, when subsequently distributed to such 10% U.S. Shareholder (or, if certain requirements are met, other U.S. persons) directly or indirectly through a chain of non-U.S. entities be again included in the gross income of such 10% U.S. Shareholder (or other U.S. person).

If any of our Non-U.S. Companies is treated as a CFC with respect to a 10% U.S. Shareholder, the rules relating to PFICs generally would not apply to that 10% U.S. Shareholder with respect to its direct or indirect interest in such company.

Related Person Insurance Income—Special rules apply with respect to a CFC that earns RPII. For purposes of taking into account RPII, an entity treated as a foreign corporation for U.S. federal income tax purposes will be considered a CFC (a “RPII CFC”) if, on any day of its taxable year, U.S. persons who own (directly or indirectly through non-U.S. entities) any of its stock (each such person, a “RPII Shareholder”) own (directly, indirectly through non-U.S. entities or constructively) 25% or more of the total combined voting power of all classes of its voting stock or 25% or more of the total value of all of its stock. We believe that each of our Non-U.S. Insurance Companies is, and will continue to be, treated as a RPII CFC.

The RPII of a RPII CFC is certain insurance and reinsurance income (including underwriting and investment income) attributable to a policy of insurance or reinsurance with respect to which the person (directly or indirectly) insured is a “RPII Shareholder” or a “related person” to a RPII Shareholder. Generally, a person is a related person to a RPII Shareholder if the person controls or is controlled by the RPII Shareholder, or if the person is controlled by the same person or persons who control the RPII Shareholder. Control is defined for these purposes as direct or indirect ownership of more than 50% of the value or voting power of the stock of a person treated as a corporation for U.S. federal income tax purposes or more than 50% of the value of the beneficial interests in a person treated as a partnership, trust, or estate for U.S. federal income tax purposes. Certain attribution rules apply for purposes of determining control.

We have only a limited ability to determine whether any of our Non-U.S. Insurance Companies is treated as recognizing RPII in a taxable year, the amount of any such RPII or any U.S. person’s share of such RPII, and to obtain the information necessary to accurately make such determinations or fully enforce the voting provisions and ownership restrictions in the Thirteenth Amended and Restated Bye-laws. We will take reasonable steps to obtain such information, but there can be no assurances that such steps will be adequate or that we will be successful in this regard. Accordingly, no assurances can be provided that the adverse RPII consequences described above and below will not apply to all U.S. persons that hold our shares directly or indirectly through non-U.S. entities.

De Minimis RPII Exception—The RPII rules will not apply with respect to a Non-U.S. Insurance Company for a taxable year if its RPII (determined on a gross basis) is less than 20% of its insurance income (as so determined) for the taxable year, determined with certain adjustments. It is expected that this exception will apply to each of our Non-U.S. Insurance Companies, but because we cannot be certain of our future ownership or our ability to obtain information about our shareholders to manage such ownership to ensure that each of our Non-U.S. Insurance Companies qualifies for this exception, there can be no assurance in this regard.

Apportionment of RPII to RPII Shareholders—If any of our Non-U.S. Insurance Companies does not qualify for the de minimis RPII exception described above for a taxable year and such company was a RPII CFC during that taxable year, then a RPII Shareholder that owns, directly or indirectly through non-U.S. entities, any Class A Common Shares on the last day of that taxable year will be required to include in gross income the RPII Shareholder’s pro rata share of such company’s RPII for the entire taxable year, whether or not distributed, even if that RPII Shareholder did not own the Class A Common Shares throughout the period. The RPII Shareholder’s share of the RPII for the taxable year will be determined as if all RPII were distributed proportionately only to RPII Shareholders at that date, but limited by each such RPII Shareholder’s share of such company’s current year earnings and profits as reduced by the RPII Shareholder’s share, if any, of certain prior-year deficits in earnings and profits. The RPII Shareholder may exclude from income the amount of any distributions by the Company of earnings and profits attributable to amounts which are, or have been, included in the gross income of the RPII Shareholder. A RPII Shareholder will not be able to exclude from income the amount of any distributions by the Company of earnings and profits attributable to RPII amounts which have been included in the gross income of any previous RPII Shareholders with respect to the Class A Common Shares owned, directly or indirectly through non-U.S. entities, by such RPII Shareholder if the RPII Shareholder is unable to identify the previous RPII Shareholders and demonstrate the amount of RPII that had previously been included in the gross income of the previous RPII Shareholders.

A RPII Shareholder who owns (directly or indirectly through non-U.S. entities) Class A Common Shares during a taxable year but not on the last day of the taxable year is not required to include in gross income any part of such company’s RPII for that taxable year solely by reason of such ownership.

Computation of RPII—For any year in which the RPII rules apply with respect to any of our Non-U.S. Insurance Companies, we may seek information from our shareholders as to whether direct or indirect owners of our shares at the end of the year are RPII Shareholders so that the RPII may be determined and apportioned among such persons. We are not under any obligation to do so or to report any RPII to our RPII Shareholders. To the extent we are unable to determine whether a direct or indirect owner of our shares is a RPII Shareholder, we may assume that such owner is not a RPII Shareholder, thereby increasing the per-share RPII amount for all known RPII Shareholders. Calculating the amount of RPII we may receive, and determining whether we are eligible for the de minimis RPII exception, requires information about our shareholders and insureds that we may not have. Therefore, there can be no assurance that we will be able to determine the availability of the de minimis RPII exception and the amount of insurance income that is RPII.

Uncertainty as to the Application of the RPII Provisions—The meaning of various RPII provisions and the application of those provisions to any of our Non-U.S. Insurance Companies is uncertain. Regulations interpreting the RPII provisions exist only in proposed form, and it is uncertain whether those regulations will be adopted in their proposed form (or at all) or whether changes or clarifications might be made to them. It is also uncertain whether any such changes or any interpretation or application of the RPII provisions by the IRS or the courts might have retroactive effect. In addition, there can be no assurance that the amount of RPII or the amounts of the RPII inclusions for any particular RPII Shareholder, if any, will not be subject to adjustment based upon subsequent IRS examination. U.S. holders are urged to consult their tax advisors regarding the effects of these uncertainties and the application of the RPII provisions to them.

Basis Adjustments—A U.S. holder’s tax basis in our Class A Common Shares will be increased by the amount of any of our Non-U.S. Companies’ subpart F income (including any RPII), earnings and profits invested in U.S. property and GILTI that such U.S. holder includes in income under the CFC rules by reason of its ownership of such shares. A U.S. holder’s tax basis in our Class A Common Shares will be reduced by the amount of any distributions on the Class A Common Shares of previously taxed income that is excluded from the U.S. holder’s gross income. If such distributions exceed the U.S. holder’s tax basis in the Class A Common Shares, the excess will be treated as gain from the sale or exchange of the Class A Common Shares (see discussion below).

Tax-Exempt U.S. Holders—If a U.S. holder that is a tax-exempt organization is required to include in its gross income under the CFC rules any of the insurance income (including RPII) of any of our Non-U.S. Insurance Companies, such income will be unrelated business taxable income, which is subject to tax. U.S. holders that are tax-exempt organizations are urged to consult their tax advisors as to the potential impact of the unrelated business taxable income provisions of the Code on an investment in our Class A Common Shares. A tax-exempt organization that is treated as a 10% U.S. Shareholder or a RPII Shareholder also must file IRS Form 5471, as described below.

Dispositions of Our Class A Common Shares

Subject to the discussions below relating to the potential application of Section 1248 of the Code and the PFIC rules, U.S. holders will generally recognize capital gain or loss on the sale or other taxable disposition of our Class A Common Shares. If the holding period for the Class A Common Shares sold or otherwise disposed of exceeds one year, any gain recognized by a non-corporate U.S. holder will be subject to tax at a maximum U.S. federal income tax rate of 20%. Any gain may also be subject to an additional 3.8% tax imposed on certain net investment income, as discussed below. With certain exceptions, any gain will be U.S. source gain and generally will be passive category income for foreign tax credit limitation purposes. The deductibility of capital losses is subject to limitations.

Under Section 1248 of the Code, if a U.S. holder that is a Section 1248 Shareholder sells or exchanges Class A Common Shares, then any gain recognized on the sale or exchange of the shares will be treated as a dividend to the extent of the Company’s earnings and profits (determined under U.S. federal income tax principles) attributable to the shares accumulated during the period that the U.S. holder held such shares while the Company was a CFC (with certain adjustments).

Section 953(c)(7) of the Code provides that the rules of Section 1248 of the Code will also apply to the sale or exchange of shares in a non-U.S. corporation by a U.S. person (regardless of whether the person is a Section 1248 Shareholder) if the non-U.S. corporation would be taxed under the provisions of the Code applicable to U.S. insurance companies if it were a U.S. corporation and the non-U.S. corporation is (or would be but for certain exceptions) treated as a RPII CFC. If Section 1248 applies under such circumstances, gain on the disposition of shares in the non-U.S. corporation may be recharacterized as a dividend to the extent of the U.S. person’s share of the corporation’s undistributed earnings and profits that were accumulated during the period that the U.S. person owned the shares (possibly whether or not those earnings and profits are attributable to RPII).

The Company does not directly engage in an insurance or reinsurance business, but our Non-U.S. Insurance Companies do. Existing proposed regulations do not address whether the provisions of Section 953(c)(7) of the Code may apply with respect to the sale of stock in a non-U.S. corporation that is not a RPII CFC but has a non-U.S. subsidiary that is a RPII CFC and that would be taxed under the provisions of the Code applicable to U.S. insurance companies if it were a U.S. corporation. In the absence of legal authority to the contrary, there is a strong argument that this specific rule should not apply to a disposition of Class A Common Shares because the Company is not itself directly engaged in the insurance business. However, there is no assurance that the IRS will not successfully assert that Section 953(c)(7) applies in such circumstances and thus may apply to the sale or exchange by a U.S. holder of our Class A Common Shares. U.S. holders are urged to consult their tax advisors regarding the effects of these rules on a disposition of Class A Common Shares.

PFIC Provisions

In general, a non-U.S. corporation will be a PFIC during a taxable year if (1) 75% or more of its gross income constitutes passive income or (2) 50% or more of its assets produce, or are held for the production of, passive income. For these purposes, passive income includes interest, dividends and other investment income, with certain exceptions. However, under an “active insurance” exception, income is not treated as passive if it is derived in the “active conduct” of an insurance business by a “qualifying insurance corporation.” The IRS recently proposed regulations providing guidance on the active insurance exception. The proposed regulations are not effective until adopted in final form.

A “qualifying insurance corporation” is a foreign corporation (A) which would be subject to tax under subchapter L (i.e., the provisions generally applicable to a domestic insurance company under the Code) if such corporation were a domestic corporation, and (B) the applicable insurance liabilities of which constitute more than 25% of its total assets. A non-U.S. corporation that owns at least 25% of the value of the stock of another corporation generally is treated as if it received directly its proportionate share of the income, and held its proportionate share of the assets, of the other corporation (the “look through” rule). We currently expect that the “applicable insurance liabilities” of each of our Non-U.S. Insurance Companies will constitute more than 25% of its assets and that each such company will be a “qualifying insurance corporation.”

Under the proposed regulations, whether a company is engaged in the “active conduct” of an insurance business is a facts and circumstances test. However, the proposed regulations introduce a “bright line” rule providing that the “active conduct” requirement is met if, and only if, the insurance company’s “active conduct percentage” is at least 50%. In general, a company’s active conduct percentage is determined by dividing the company’s aggregate expenses for certain insurance-related services of its officers and employees (and the officers and employees of certain affiliates) by the company’s aggregate expenses for such insurance-related services (including those paid to unaffiliated persons). The precise scope of expenses that should be taken into account in calculating the active conduct percentage is unclear.

Our Non-U.S. Insurance Companies generally pay fees to unaffiliated service providers, including affiliates of Apollo, for investment management and other services. Including such fees in the calculation would have the effect of reducing their active conduct percentages. Due to uncertainty in the scope of expenses that should be taken into account, complexity in tracking and allocating expenses, and variations in expenses from year to year, among other uncertainties, no assurances can be provided that the active conduct percentages of our Non-U.S. Insurance Companies will be at least 50% in any given year. Accordingly, if the proposed regulations were finalized in their proposed form, depending on which expenses are included in the fraction, there is a risk that one or more Non-U.S. Insurance Companies would be considered a PFIC in one or more taxable years, in which case the Company may also be a PFIC in such taxable years.

The IRS has requested comments on several aspects of the proposed regulations. It is uncertain when the proposed regulations will be finalized, and whether the provisions of any final or temporary regulations will vary from the proposed regulations. As a result, we cannot assure you that the Company or any of our Non-U.S. Insurance Companies will not be treated as a PFIC.

If the Company is considered a PFIC for U.S. federal income tax purposes, a U.S. holder that receives an “excess distribution” on our common shares or recognizes a gain on the disposition of our common shares generally will determine its U.S. federal income tax on such amounts by (1) allocating the excess distribution or gain ratably to each day in the U.S. holder’s holding period for the common shares, (2) including in gross income as ordinary income for the current year the amounts allocated to the current year or to years before the Company became a PFIC, and (3) increasing the current year’s tax by the “deferred tax amount,” which is determined by multiplying the amounts allocated to each of the other taxable years by the highest rate of tax in effect for such taxable year (for the applicable class of taxpayers) to calculate the increases in taxes for each prior year, calculating an interest charge (at the rate applicable to underpayments of U.S. federal income tax for the relevant period) for the deemed deferral of such taxes from each prior year to the current year, and combining such increases in taxes and interest charges. In addition, a U.S. holder would be treated as owning a proportionate amount of any shares that the Company owns, directly or indirectly by application of certain attribution rules, in other PFICs (including ALRe or ACRA, if they are PFICs) and would be subject to the PFIC rules on a separate basis with respect to its indirect interests in any such PFICs. In general, a U.S. person that owns shares in a PFIC is treated as receiving an “excess distribution” from the PFIC if the distributions received by the U.S. person with respect to such shares in a taxable year exceed 125% of the average annual distributions received by the U.S. person in the three preceding taxable years (or, if shorter, the U.S. person’s holding period for the shares). In addition, a distribution paid by a PFIC to a U.S. person that is characterized as a dividend and is not characterized as an excess distribution would not be eligible for a reduced rate of tax as qualified dividend income.

If the Company is characterized as a PFIC, a U.S. holder may be able to mitigate the negative tax consequences described above if the U.S. holder makes a “qualified electing fund” election or “mark-to-market” election with respect to our Class A Common Shares. However, such an election may itself have negative tax consequences to a U.S. holder. Further, we do not expect to provide the information necessary for U.S. holders to make “qualified electing fund” elections, and a “mark-to-market” election may not mitigate any negative tax consequences with respect to PFICs directly or indirectly owned by the Company. U.S. holders should consult with their tax advisors regarding the availability and advisability of such elections (including a retroactive qualified electing fund election). As described above, if the Company were a PFIC for any taxable year and any of its non-U.S. subsidiaries were also a PFIC, a U.S. holder generally would be treated as owning a proportionate amount (by value) of the shares of the lower-tier PFIC for purposes of the application of these rules. A U.S. holder would not be able to make a mark-to-market election with respect to stock of any lower-tier PFIC. In addition, a U.S. holder may be required to comply with other reporting requirements, regardless of the number of shares held, and whether or not a “qualified electing fund” or “mark-to-market” election is made.

U.S. holders are urged to consult their own tax advisors about the application of the PFIC rules, the advisability and availability of any elections (including a retroactive qualified electing fund election), and the additional reporting requirements described above.

Foreign Tax Credits

In the event that U.S. persons own (directly, indirectly through non-U.S. entities or constructively pursuant to certain stock option rules) 50% or more of the total combined voting power of all classes of our voting shares or 50% or more of the total value of our shares, a portion of the current income inclusions, if any, under the CFC and PFIC provisions and of any dividends paid by the Company (including any gain from the sale or other taxable disposition of Class A Common Shares that is treated as a dividend under Code Section 1248) that otherwise would have been treated as non-U.S. source income may instead be treated as U.S. source income for purposes of computing a U.S. holder’s U.S. foreign tax credit limitation. Further, shareholders might be subject to limitations on their ability to utilize any excess foreign tax credits from other sources to reduce U.S. tax on any such income that is not treated as derived from U.S. sources.

Net Investment Income Tax

A 3.8% tax is imposed on all or a portion of the net investment income of certain individuals with modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will include a U.S. holder’s share of dividends and gain recognized on the sale or other taxable disposition of our Class A Common Shares or Warrants. Unless a U.S. holder elects otherwise or holds our Class A Common Shares in connection with certain trades or businesses, the CFC and PFIC provisions generally will not apply for purposes of determining a U.S. holder’s net investment income.

Reporting Requirements for U.S. Holders

Form 5471—A U.S. holder who is a 10% U.S. Shareholder or RPII Shareholder of any of our Non-U.S. Companies generally will be required to file Form 5471 (Information Return of U.S. Persons with Respect to Certain Foreign Corporations) with the IRS for one or more taxable years with respect to such company. This information return requires certain disclosures concerning the filing shareholder, other 10% U.S. Shareholders and such company.

Form 8621—A U.S. person that is a shareholder of a PFIC is required to file Form 8621 (Information Return by a Shareholder of a PFIC or Qualified Electing Fund) with the IRS. If the Company is a PFIC in any year, U.S. holders may be required to file Forms 8621 with the IRS with respect to the Company and any PFICs owned by the Company, directly or indirectly by application of certain attribution rules.

Form 8938—U.S. holders who are individuals may be required to file Form 8938 (Statement of Specified Foreign Financial Assets) with the IRS. A U.S. holder that is formed or availed of for purposes of holding, directly or indirectly, specified foreign financial assets may also be required to file this form.

Form 8992—A 10% U.S. Shareholder of a CFC generally is required to file Form 8992 (U.S. Shareholder Calculation of Global Intangible Low-Taxed Income (GILTI)) with the IRS.

Potential investors are urged to consult their tax advisors for advice regarding reporting on Forms 5471, 8621, 8938 and 8992 and any other reporting requirements that may apply to their acquisition, ownership or disposition of our Class A Common Shares or ownership or exercise of Warrants. The Company is not obligated to provide U.S. holders with the information necessary to satisfy such reporting requirements. Failure to properly file such forms, if required, may result in the imposition of substantial penalties and an extension of the statute of limitations for the assessment of any U.S. federal income tax with respect to any tax return, event or period to which the information required to be reported on such forms relates.

Taxation of Non-U.S. Holders

Treatment of Certain Adjustments to the Terms of the Warrants

As described below under “Proposal—The Class M Exchange—Description of the Warrants—Dividend Equivalents,” in the event dividends are paid with respect to Class A Common Shares prior to the exercise of a Warrant, the terms of any Warrant exercised subsequent to such dividend will be adjusted so that, upon exercise, the holder will receive an additional number of Class A Common Shares to reflect such dividends. The U.S. federal income tax treatment of such an adjustment is not entirely clear. Under proposed U.S. Treasury regulations, such an adjustment to the terms of a Warrant held by a Non-U.S. holder should be treated as a deemed distribution to the Non-U.S. holder, and the amount of the deemed distribution should equal the excess of (A) the fair market value of the Warrant immediately after the adjustment, over (B) the fair market value, determined immediately after the adjustment, of the Warrant as if the adjustment had not occurred. While not entirely clear, it appears that the tax consequences of receiving a deemed distribution with respect to the Warrants generally should be similar to the tax consequences of receiving a distribution with respect to the Class A Common Shares, described below under “Distribution on Our Class A Common Shares.” However, due to the uncertainty in the tax treatment of adjustments to the terms of the Warrants, Non-U.S. holders of Warrants should consult their tax advisors regarding the tax consequences of such adjustments.

Exercise of Warrants for Class A Common Shares

A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized as a result of the exercise of Warrants for Class A Common Shares unless the gain is required to be recognized and (1) such gain is effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business (and generally, if an income tax treaty applies, the gain is attributable to a U.S. permanent establishment or fixed base maintained by such Non-U.S. holder in the United States) or (2) the Non-U.S. holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which such sale or other taxable disposition occurs and certain other conditions are met. A Non-U.S. holder’s gain realized as a result of the exercise of Warrants generally will qualify for nonrecognition treatment to the same extent as it would if the Non-U.S. holder were a U.S. person for U.S. federal income tax purposes, as described above under the headings “Taxation of U.S. Holders—Cashless Exercise of Warrants for Common Shares” and “Taxation of U.S. Holders—Cash Exercise of Warrants for Class A Common Shares,” except that PFIC provisions discussed above generally will not apply.

Gain described in clause (1) immediately above will be subject to U.S. federal income tax in the manner described below under “Effectively Connected Income.” During each taxable year, a Non-U.S. holder described in clause (2) immediately above will be subject to tax at a 30% rate (or such lower rate specified by an applicable income tax treaty) on any gain recognized as a result of the exercise of the Warrants, which may be offset by capital losses of the Non-U.S. holder during the taxable year allocated to U.S. sources.

Distributions on Our Class A Common Shares

If we make distributions on our Class A Common Shares, the distributions will be dividends for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Subject to the discussion below regarding FATCA, dividends in respect of our Class A Common Shares will not be subject to U.S. federal income tax unless the dividends are effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business (and generally, if an income tax treaty applies, the dividends are attributable to a U.S. permanent establishment or fixed base maintained by such Non-U.S. holder in the United States).

To the extent distributions exceed the Company’s current and accumulated earnings and profits, they will constitute a return of capital that will first reduce a Non-U.S. holder’s basis in our Class A Common Shares, but not below zero, and then will be treated as gain from the sale or exchange of our Class A Common Shares (discussed below).

Dispositions of Our Class A Common Shares

A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized upon the sale or other taxable disposition of our Class A Common Shares unless (1) such gain is effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business (and generally, if an income tax treaty applies, the gain is attributable to a U.S. permanent establishment or fixed base maintained by such Non-U.S. holder in the United States) or (2) the Non-U.S. holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which such sale or other taxable disposition occurs and certain other conditions are met.

Gain described in clause (1) immediately above will be subject to U.S. federal income tax in the manner described below under “Effectively Connected Income.” During each taxable year, a Non-U.S. holder described in clause (2) immediately above will be subject to tax at a 30% rate (or such lower rate specified by an applicable income tax treaty) on the net gain derived from the sale or other taxable disposition, which may be offset by capital losses of the Non-U.S. holder during the taxable year allocated to U.S. sources.

Effectively Connected Income

Any dividend with respect to, or gain recognized upon the sale or other taxable disposition of our Class A Common Shares or exercise of Warrants that is effectively connected with a trade or business carried on by a Non-U.S. holder within the United States (and generally, if an income tax treaty applies, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. holder in the United States) will be subject to U.S. federal income tax, based on the Non-U.S. holder’s net effectively connected income, generally in the same manner as if the Non-U.S. holder were a U.S. person for U.S. federal income tax purposes. If a dividend or gain is effectively connected with a U.S. trade or business of a Non-U.S. holder that is a corporation for U.S. federal income tax purposes, such corporate Non-U.S. holder may also be subject to a “branch profits tax” at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty), subject to certain adjustments. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with distributions on our Class A Common Shares and the proceeds from a sale or other disposition of our Class A Common Shares or exercise of Warrants unless a shareholder establishes an exemption. A U.S. holder that does not establish such an exemption may be subject to U.S. backup withholding tax on such payments if the holder fails to provide its taxpayer identification number on IRS Form W-9 or otherwise comply with the backup withholding rules. A Non-U.S. holder may be required to provide a certification on an applicable IRS Form W-8 to establish an exemption from such information reporting and backup withholding. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder will be allowed as a credit against the U.S. holder’s or Non-U.S. holder’s U.S. federal income tax liability and may entitle the U.S. holder or Non-U.S. holder to a refund provided that the required information is timely furnished to the IRS.

Changes in U.S. Tax Law

The tax treatment of non-U.S. companies and their U.S. and non-U.S. insurance subsidiaries has been significantly altered by the enactment of the Tax Act. In addition to the changes in law discussed above, the Tax Act, among other things:

•	Amends the calculation of tax reserves for U.S. life insurance companies and requires affected companies to include the resulting change in income over an 8-year period beginning in 2018; and

•	Amends the treatment of “specified policy acquisition expenses” incurred by U.S. life insurance companies under Section 848 of the Code.

There is significant uncertainty regarding how certain provisions of the Tax Act will be interpreted. Although some guidance has been provided, much of it is only in proposed form and further guidance may not be forthcoming. In addition, it is possible that a “technical corrections” bill may be enacted that could alter or clarify the Tax Act, and any such alterations or clarifications may have retroactive effect. The effect of any changes to, clarifications of or guidance under the Tax Act could add significant expense and have a material adverse effect on our results of operations or your ownership of our Class A Common Shares or Warrants.

Finally, the tax treatment of non-U.S. companies and their U.S. and non-U.S. insurance subsidiaries may be the subject of further legislation. No prediction can be made as to whether any particular proposed legislation will be enacted or, if enacted, what the specific provisions or the effective date of any such legislation would be, or whether it would have any effect on us. As such, we cannot assure you that future legislative, administrative or judicial developments will not result in an increase in the amount of U.S. tax payable by us or by a holder of our Class A Common Shares or Warrants or reduce the attractiveness of our products. If any such developments occur, our business, financial condition and results of operation could be materially and adversely affected and such developments could have a material and adverse effect on your ownership of our Class A Common Shares or Warrants.

The U.S. federal income tax laws and interpretations, including those regarding whether a company is engaged in a U.S. trade or business (or has a U.S. permanent establishment) or is a PFIC, or whether U.S. persons would be required to include in their gross income the “subpart F income,” RPII, earnings invested in U.S. property or GILTI of a CFC, are subject to change, possibly on a retroactive basis. Furthermore, new regulations or pronouncements interpreting or clarifying these or other rules may be forthcoming. No prediction can be made as to what effect, if any, any new guidance would have on an investor that is subject to U.S. federal income taxation.

FATCA Withholding

The U.S. tax provisions commonly known as FATCA impose a 30% withholding tax on certain payments of U.S. source income to (1) a “foreign financial institution” (as defined in Section 1471(d)(4) of the Code and the U.S. Treasury regulations promulgated thereunder), unless the foreign financial institution enters into an agreement with the IRS to, among other things, collect and disclose to the IRS certain information regarding its U.S. accounts or meets an applicable exception, and (2) a “non-financial foreign entity” (as defined in Section 1472(d) of the Code and the U.S. Treasury regulations promulgated thereunder), unless the entity provides the payor with certain information regarding certain direct and indirect U.S. owners of the entity, certifies that it has no such U.S. owners or meets an applicable exception. The IRS has issued regulations that provide for the phased implementation of the FATCA withholding requirements.

All or a portion of the dividends on our Class A Common Shares may be treated as U.S. source income and may be subject to withholding and information reporting under FATCA unless a shareholder (and any intermediaries through which the shareholder holds its shares) establishes an exemption from such withholding and information reporting.

PROPOSAL—APPROVAL OF THIRTEENTH AMENDED AND RESTATED BYE-LAWS

Overview

The Disinterested Directors, upon the recommendation of the Special Committee, have unanimously approved, and are recommending that the shareholders vote “FOR” the proposal to approve, the Thirteenth Amended and Restated Bye-laws, in substitution for and to the exclusion of all existing Bye-laws of the Company. The text of the Bye-laws of the Company, as it is proposed to be amended and restated, is attached as Annex C to, and is incorporated by reference in, this proxy statement. If approved by the shareholders, the Thirteenth Amended and Restated Bye-laws will be effective upon the closing of the Share Issuance.

A summary of the Bye-Law Amendments is set forth below.

Shares Classes; Voting Rights

The Bye-laws currently provide for three classes of common shares: (i) Class A Common Shares (which hold 55% of the total voting power of the Company), (ii) Class B Common Shares (which hold 45% of the total voting power of the Company) and (iii) Class M Common Shares (which are non-voting except as required by Bermuda law). Under the Thirteenth Amended and Restated Bye-laws, the Company will only have one class of voting common shares, Class A Common Shares, which will hold 100% of the total voting power of the Company. Subject to the voting cutbacks described herein, each Class A Common Share will be entitled to one vote on all matters the holders of common shares are entitled to vote thereon.

Adjustments to Voting Rights

As described above, the Bye-laws currently provide that (i) Class A Common Shares shall be deemed non-voting in certain circumstances and (ii) with certain exceptions, the voting power of those Class A Common Shares that are entitled to vote will be adjusted so that no shareholder or Tax-Attributed Affiliate (other than a member of the Apollo Group) owns directly, indirectly or constructively under Section 958 of the Code or beneficially within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder more than 9.9% of the total voting power of common shares. The Thirteenth Amended and Restated Bye-laws modify these rules.

Under the Thirteenth Amended and Restated Bye-laws, Class A Common Shares will be deemed non-voting only if the 9.9% Voting Cutback is applicable to any person. In such case, each Class A Common Share that is treated (for purposes of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) as owned (in whole or in part) by any person (other than a member of the Apollo Group as defined in the Thirteenth Amended and Restated Bye-laws (without regard to clause (v) of such definition)) who is treated (for purposes of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) as owning any stock of Apollo will have its vote reduced to zero.

Under the Thirteenth Amended and Restated Bye-laws, the voting power of the Class A Common Shares will, with certain exceptions, be adjusted so that the aggregate voting power attributable to the Class A Common Shares owned by any person (together with its affiliates) beneficially within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder does not exceed 9.9%.

Under the Thirteenth Amended and Restated Bye-laws, any voting power that is reallocated away from Class A Common Shares pursuant to the foregoing voting adjustments generally is reallocated to all other Class A Common Shares, proportionately to their existing voting power. However, the voting power reallocated to any Class A Common Shares will be limited to the extent necessary to avoid (i) causing any person to become subject to the 9.9% Voting Cutback and (ii) causing any U.S. person who owns (within the meaning of Section 958(a) of the Code) any stock of the Company, or any person or persons who control such U.S. person, from being treated (for purposes of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) as owning more than 49.9% of the total voting power of all classes of stock entitled to vote, of the Company or any subsidiary of the Company but not more than 50% of the total value of the stock of the Company or such subsidiary, respectively.

The 9.9% Voting Cutback and other voting adjustments described above will be inoperative and of no further force or effect following any date identified as the “Restriction Termination Date” for purposes of the Thirteenth Amended and Restated Bye-laws by at least 70% of the Board (or, after March 31, 2021, 75% of the Board). The Board is also granted authority to eliminate the 9.9% Voting Cutback, as authorized by (i) until March 31, 2021, 70% of the Board and (ii) after March 31, 2021, 75%, of the Board. In connection with such amendments, the Board has, subject to approval of the Thirteenth Amended and Restated Bye-laws at the Special Meeting, (i) resolved to exempt shares beneficially owned by the Apollo Group from the 9.9% Voting Cutback and (ii) delegated authority to the Company’s independent directors to eliminate the applicability of the 9.9% Voting Cutback altogether in the event that they determine that it is the sole impediment to the Class A Common Shares being listed on the Standard & Poor’s 500 Stock Index (or, if Standard & Poor’s then maintains any index with broader representation in terms of market capitalization and number of companies represented, such other index).

The Thirteenth Amended and Restated Bye-laws also eliminate the rule in the Bye-laws that provides that the aggregate votes conferred by the Class A Common Shares held by employees of the Apollo Group may constitute collectively no more than 3% of the total voting power of the Company.

Shareholder Written Resolutions

The Thirteenth Amended and Restated Bye-laws includes additional procedural requirements applicable to any shareholder seeking to have the shareholders authorize or take action by written resolution, which would have the effect of extending the timing needed to complete actions by shareholder written resolution. Under the Thirteenth Amended and Restated Bye-laws, any shareholder is permitted to request that the Board fix a record date for any action such shareholder seeks to have the shareholders authorize or take by written resolution, provided that such shareholder provides written notice to the Secretary of the Company signed by shareholders holding at least 25% of the total voting power of the Company. Such request must include the information set forth in Bye-law 23.4 and must describe in reasonable detail each item of business proposed to be considered pursuant to such action by written resolution as if such business were to be considered at an annual general meeting. The Board may require the shareholder submitting such request furnish other information in order to determine the validity of the request and to determine whether such request to action may be effected by written resolution of the shareholders.

After receipt of such request, the Board must determine the validity of such request within 20 days after the date on which such request is received, or 5 days after the delivery of any information requested by the Board to determine the validity of such request and whether such request relates to action that may be authorized or taken by written resolution. If the request is valid, the Board will fix the record date for such purpose. In the event that a record date is fixed, a written resolution will be effective to take the action referred to therein if, within 60 days after the earliest date the written resolution is received, a valid written resolution signed by a sufficient number of shareholders to take such action is delivered to the Company. As is contemplated under the existing Bye-laws, a written resolution is passed when it is signed by shareholders representing more than 55% of the total voting power of the Company. No action may be authorized or taken by the shareholders by written resolution except in accordance with Bye-law 37 (as summarized herein).

Directors

The Thirteenth Amended and Restated Bye-laws permits certain provisions relating to the election of directors to be modified by the Shareholders Agreement. Pursuant to the Shareholders Agreement, the Company

will take all necessary action to cause to be nominated for election to the Board a number of individuals nominated by the Apollo Shareholders (acting through the AMH) equal to (i) (A) the percentage of Class A Common Shares held or beneficially owned by the Apollo Shareholders (including any Class A Common Shares to which a valid proxy has been granted to any Apollo Shareholder) multiplied by (B) the total number of the directors on the Board, rounded to the nearest whole number, minus (ii) the number of Apollo Nominees then serving on classes of the Board whose terms are not expiring at such meeting. For so long as the Apollo Shareholders hold such nomination rights, the Company will (i) use commercially reasonable efforts to cause the Board to recommend to the Company’s shareholders to vote in favor of the election of each Apollo Nominee, (ii) use commercially reasonable efforts to cause the election of each Apollo Nominee to the Board, including soliciting proxies or consents in favor thereof to the same or greater extent it does so in favor of other persons nominated or recommended by the Board, and (iii) reasonably cooperate with the Apollo Shareholders with respect to the Apollo Shareholders’ desired classification of the Apollo Nominees across the various classes of the Board. The Apollo Shareholders’ right to nominate the Apollo Nominees is personal to the Apollo Shareholders and may not be transferred to any other person, and will terminate on the earlier of (i) the Fall-away Parties no longer continuing to hold or beneficially own (excluding any Class A Common Shares to which a valid proxy has been granted to any of the Apollo Shareholders by any employee of the Company) at least 7.5% of the issued and outstanding Class A Common Shares or (ii) the Apollo Shareholders no longer continuing to hold or beneficially own (including any Class A Common Shares to which a valid proxy has been granted to any Apollo Shareholder) at least 5% of the issued and outstanding Class A Common Shares.

Tax Restrictions

The Bye-laws currently restrict Common Share transfers that would result in 19.9% or more of the total voting power or value of the stock of the Company would be directly or indirectly owned by persons who are either (i) both United States shareholders” of the Company (within the meaning of Section 953(c) of the Code) and Related Insured Entities (as defined in the Bye-laws) or (ii) both related to “United States shareholders” of the Company (within the meaning of Section 953(c) of the Code) and Related Insured Entities (as defined in the Bye-laws). This provision will be deleted in the Thirteenth Amended and Restated Bye-laws.

Voting of Subsidiary Shares

The Bye-laws currently require the Company to refer the subject matter of certain matters with respect to its subsidiaries upon which it has the right to vote to its shareholders, and vote in accordance with the votes of its shareholders. The Thirteenth Amended and Restated Bye-laws revise this provision so that it applies only if the 9.9% Voting Cutback is applicable to any person. Further, this provision, and a provision requiring organizational documents of the Company’s non-U.S. subsidiaries to include similar provisions, will be inoperative and of no further force or effect following any date identified as the “Restriction Termination Date” for purposes of the Thirteenth Amended and Restated Bye-laws by at least 70% of the Board (or, after March 31, 2021, 75% of the Board).

Related Party Transactions

The Bye-laws currently require the constitution of a Conflicts Committee and restrict the Company or any of its subsidiaries from entering into or amending any contract or agreement with a member of the Apollo Group for so long as any Class B Common Shares are outstanding, unless such contract, agreement or amendment is (i) fair and reasonable to the Company and its subsidiaries, (ii) entered into on an arm’s-length basis, (iii) approved by a majority of the Disinterested Directors, (iv) approved by a majority of the Class A Common Shares or (v) approved by the Conflicts Committee. Under the Thirteenth Amended and Restated Bye-laws, such restrictions remain applicable to the extent that the Apollo Group (as defined in the Thirteenth Amended and Restated Bye-laws, but for purposes of this provision, excluding any persons identified in clauses (v) or (vi) of such definition) owns shares constituting at least 7.5% of the total voting power of the Company. Clause (iv) above has also been amended to permit such contracts, agreements or amendments if approved by holders of a majority of Class A Common Shares that are not held by members of the Apollo Group.

Related Party Insurance Subsidiaries

Schedule 1 to the Thirteenth Amended and Restated Bye-laws is amended to reflect additional insurance subsidiaries currently in existence (i.e., Athene Life Re International Ltd., Athene Co-Invest Reinsurance Affiliate 1A and Athene Co-Invest Reinsurance Affiliate 1B) and an additional ceding company to which the Company’s subsidiaries provide reinsurance (i.e., Nassau Life Insurance Company of Texas).

Vote Required

Pursuant to the Bye-laws of the Company, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding, (y) two persons at least holding or representing by proxy 1/3 of the issued Class B Common Shares and (z) (i) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-1 common shares, (ii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-2 common shares, (iii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-3 common shares and (iv) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-4 common shares), the approval of the Thirteenth Amended and Restated Bye-laws requires the affirmative vote of (a) the majority of the total voting power attributable to all shares of the Company cast at the Special Meeting, (b) the majority of the total outstanding Class B Common Shares, voting as a separate class from any other class of common shares and (c) the majority of the total outstanding vested Class M-1 common shares of the Company, vested Class M-2 common shares of the Company, vested Class M-3 common shares of the Company and vested Class M-4 common shares of the Company, each voting as a separate class from any other class of common shares. Holders of unvested Class M Common Shares will not be entitled to vote such unvested Class M Common Shares on any proposal submitted to the shareholders of the Company. The adoption of this proposal is conditioned upon the approval of the proposal to approve the Class B Exchange, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to approve the Class B Exchange, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions are approved. With respect to requirement (a) above, abstentions and broker “non-votes” will have no effect on the outcome of this vote. With respect to requirements (b) and (c) above, abstentions and broker “non-votes” by a holder of Class B Common Shares or Class M Common Shares shall have the same effect as if such holder voted “AGAINST” this proposal. If either of the conditions specified in (a), (b) or (c) are not satisfied, the Thirteenth Amended and Restated Bye-laws shall not be deemed approved. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions and broker “non-votes” at the Special Meeting.

Pursuant to the Bye-laws, a majority of those present in person or by proxy at a meeting at which a quorum is present has the power to adjourn the meeting, for any or no reason, to another place, date and time. In the absence of a quorum, the presiding officer of the Special Meeting may adjourn the meeting until a quorum is present. We intend to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the Special Meeting to approve the Thirteenth Amended and Restated Bye-laws.

Recommendation of the Board

THE DISINTERESTED DIRECTORS OF THE BOARD, UPON THE RECOMMENDATION OF THE SPECIAL COMMITTEE, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE THIRTEENTH AMENDED AND RESTATED BYE-LAWS.

PROPOSAL—THE CLASS B EXCHANGE

Overview

In connection with the Multi-Class Share Elimination, the Company seeks to convert all of the Class B Common Shares into an equal number of Class A Common Shares on a one-for-one basis. If the proposal to approve the Class B Exchange is approved, the Class B Exchange will occur automatically, without any further action by the holder of any Class B Common Shares or the Company, contemporaneously with the closing of the Share Issuance.

Vote Required

Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding and (y) two persons at least holding or representing by proxy 1/3 of the issued Class B Common Shares), the approval of the Class B Exchange requires the affirmative vote of (a) the majority of the total voting power attributable to all Class A Common Shares and Class B Common Shares of the Company cast at the Special Meeting and (b) the majority of the total voting power attributable to all Class B Common Shares cast at the Special Meeting, voting as a separate class from any other class of common shares. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class M Exchange and the proposal to approve the Share Transactions are approved. Abstentions and broker “non-votes” will have no effect on the outcome of this vote. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal.

Pursuant to the Bye-laws, a majority of those present in person or by proxy at a meeting at which a quorum is present has the power to adjourn the meeting, for any or no reason, to another place, date and time. In the absence of a quorum, the presiding officer of the Special Meeting may adjourn the meeting until a quorum is present. We intend to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the Special Meeting to approve the Class B Exchange.

Recommendation of the Board

THE DISINTERESTED DIRECTORS ON THE BOARD, UPON THE RECOMMENDATION OF THE SPECIAL COMMITTEE, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE OF THE CLASS B EXCHANGE.

PROPOSAL—THE CLASS M EXCHANGE

Overview

In connection with the Multi-Class Share Elimination, the Company seeks to convert all of the Class M Common Shares into a combination of Class A Common Shares and Warrants to purchase Class A Common Shares (as further described herein). If the proposal to approve the Class M Exchange is approved, the Class M Exchange will occur automatically, without any further action by the holder of any Class M Common Shares or the Company, contemporaneously with the closing of the Share Issuance.

Vesting

If the Class M Exchange is approved by the holders of vested Class M Common Shares and all other conditions to the closing of the Share Issuance are satisfied or waived by the applicable parties, immediately before the closing of the Share Issuance, all vesting conditions with respect to the outstanding Class M-4 common shares and Class M-4 Prime common shares will be accelerated, and the holder will hold the relevant Class M-4 common shares and Class M-4 Prime common shares, with such shares not being subject to any further vesting condition.

Exchange Terms

If the Class M Exchange is approved by the holders of vested Class M Common Shares and all other conditions to the closing of the Share Issuance are satisfied or waived by the applicable parties, each holder of Class M Common Shares, including holders of Class M Common Shares that will vest at the time of the closing of the Share Issuance, will exchange such Class M Common Shares (the “Exchanged Shares”) for (i) a number of Class A Common Shares with an aggregate value equal to 5% of the fair market value of the Class M Common Shares surrendered and (ii) a number of warrants to purchase Class A Common Shares at a specified exercise price, with terms calculated to produce a fair market value equal to 95% of the fair market value of the Exchanged Shares (the “Warrants”).

It is intended that the value of Class A Common Shares and Warrants received in connection with the Class M Exchange will be equal to the value of the Exchanged Shares, including maintaining substantially similar option value inherent in the terms and design of Class M Common Shares.

In order to preserve the option value of the Exchanged Shares, the valuation of Class M Common Shares and the Warrants will be based on the Black-Scholes option pricing model. The valuation of the Class A Common Shares will be based on the 60 calendar day trailing volume-weighted average price of such Class A Common Shares as of the Closing Date. Accordingly, the number of Class A Common Shares and Warrants to be received in respect of Class M Common Shares of different classes may vary based on the respective conversion prices of the shares of the different classes, as well as other factors.

Where any calculation would otherwise produce a fractional Class A Common Share, the results of such calculation will be rounded up to the nearest whole number.

Description of the Warrants

Vesting

The Warrants will not be subject to any vesting conditions.

Dividend Equivalents

In the event dividends are paid with respect to Class A Common Shares prior to the exercise of a Warrant, the terms of any Warrant exercised subsequent to such dividend will be adjusted so that, upon exercise, the holder will receive an additional number of Class A Common Shares to reflect such dividends.

Exercise Price of Warrants

In order to provide the holder with shares and securities with an aggregate value approximately equal to the Exchanged Shares, the exercise price of the Warrants will be approximately equal to (but may not be exactly equal to) the conversion price of the Exchanged Shares.

Exercise of Warrants

A Warrant may be exercised by either (i) payment of a cash purchase price equal to the exercise price for such Warrant or (ii) surrender of Warrants in exchange for a number of Class A Common Shares equal to (a) the number of Warrants surrendered, multiplied by, (b) (x) the value of Class A Common Shares on the exercise date, less (y) the exercise price of such Warrant, divided by (c) the value of Class A Common Shares on the exercise date.

Voting Rights of Warrants

Holders of Warrants will not have any voting rights unless and until they exercise their Warrants and receive Class A Common Shares.

Adjustments for Changes in Capital Structure

In the event of stock splits, stock dividends or an extraordinary corporate event affecting the capital structure of the Company, the Board will adjust the Warrants to the extent necessary to preserve the economic terms of the Warrants. No adjustment will be made for ordinary cash dividends or new issuances of securities by the Company for consideration.

Protective Covenants

Holders of Warrants will remain subject to covenants regarding non-competition, non-solicitation and confidentiality, among others, which were included in their original Class M Common Share award agreements.

Vote Required

Pursuant to the Bye-laws, provided there is a quorum (consisting of, for purposes of this proposal, (x) shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding and (y) (i) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-1 common shares, (ii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-2 common shares, (iii) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-3 common shares and (iv) two persons at least holding or representing by proxy 1/3 of the issued vested Class M-4 common shares), the approval of the Class M Exchange requires the affirmative vote of (a) the majority of the total voting power attributable to all Class A Common Shares and Class B Common Shares of the Company cast at the Special Meeting and (b) the majority of the total voting power attributable to all vested Class M-1 common shares of the Company, vested Class M-2 common shares of the Company, vested Class M-3 common shares of the Company and vested Class M-4 common shares of the Company cast at the Special Meeting, each voting as a separate class from any other class of common shares. Holders of unvested Class M Common Shares will not be entitled to vote such unvested Class M Common Shares on any proposal submitted to the shareholders of the Company. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Share Transactions. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Share Transactions are approved. Abstentions and broker “non-votes” will have no effect on the outcome of this vote. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal.

Pursuant to the Bye-laws, a majority of those present in person or by proxy at a meeting at which a quorum is present has the power to adjourn the meeting, for any or no reason, to another place, date and time. In the absence of a quorum, the presiding officer of the Special Meeting may adjourn the meeting until a quorum is present. We intend to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the Special Meeting to approve the Class M Exchange.

Recommendation of the Board

THE DISINTERESTED DIRECTORS ON THE BOARD, UPON THE RECOMMENDATION OF THE SPECIAL COMMITTEE, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE CLASS M EXCHANGE.

PROPOSAL—THE SHARE TRANSACTIONS

Overview

On October 27, 2019, the Company entered into a Transaction Agreement with Apollo and certain of its affiliates under which affiliates of Apollo will make a significant investment in the Company. Apollo, through its affiliates, is, before such investment, a significant shareholder of the Company. As part of the Proposal, the Company would issue 35,534,942 new Class A Common Shares that the Company (or its subsidiaries) would transfer to the AOG for approximately $1.55 billion, consisting of (i) 29,154,519 AOG units valued at approximately $1.2 billion (based on the closing market price of Apollo Common Shares on October 25, 2019 and applying a 2.3% premium to the closing market price of the Class A Common Shares on October 25, 2019, the last trading day prior to the public announcement of the Proposal) and (ii) $350 million in cash. As part of the Proposal, the Company would also grant to Apollo the right to purchase additional Class A Common Shares from the Company from the Closing Date until 180 days after the Closing Date to the extent that the Conditional Right Shares do not equal at least 35% of the issued and outstanding Class A Common Shares, on a fully diluted basis. Additionally, the Company would grant to an affiliate of Apollo the right to purchase up to that number of Class A Common Shares that would increase by five percentage points the percentage of the issued and outstanding Class A Common Shares represented by the Conditional Right Shares, calculated on a fully diluted basis.

Our Class A Common Shares are listed on the NYSE and we are subject to the NYSE rules and regulations. Section 312.03(b) of the NYSE Listed Company Manual requires shareholder approval prior to any issuance of common stock, or of securities convertible into common stock, in any transaction or series of related transactions, to (1) a Related Party; (2) a subsidiary, affiliate or other closely-related person of a Related Party; or (3) any company or entity in which a Related Party has a substantial direct or indirect interest; if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance. Because of its indirect ownership in the Company, Apollo is deemed to be a Related Party of the Company within the meaning of NYSE Rule 312.03(b).

Certain Effects of the Share Transactions

While our Board believes that the Share Transactions are advisable and in the best interests of the Company and our shareholders, you should consider the following factors, together with the other information included in this proxy statement, in evaluating this proposal.

Dilution

If our shareholders approve the Share Transactions, upon the closing of the Share Issuance, Apollo and its affiliates will beneficially own 35,534,942 additional Class A Common Shares. As a result, our current shareholders would experience substantial dilution of ownership percentage. See the section entitled “Security Ownership of Certain Beneficial Owners and Management – Principal Shareholders” for more details. Based on a number of factors and assumptions, the transactions are expected to be within a range of approximately 2.5% accretive to approximately 1% dilutive to the Company’s adjusted operating earnings per common share in year one. See the section entitled “Supplemental Information for Investors” for more details.

Consequences of Non-Approval of the Share Transactions

Approval of the Share Transactions is a condition to closing the transactions contemplated by the Transaction Agreement. If the Share Transactions are not approved by our shareholders, the Transaction Agreement may be terminated and the transactions contemplated thereby cannot be completed. See the section entitled “Description of the Transaction Documents—Transaction Agreement— Termination of the Transaction Agreement” above for more details.

Vote Required

Pursuant to the rules of the NYSE, provided there is a quorum (consisting of, for purposes of this proposal, shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding), the approval of the Share Transactions requires the affirmative vote of a majority of the votes cast at the Special Meeting. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal. The adoption of this proposal is conditioned upon the approval of the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Class M Exchange. Even if this proposal is approved by our shareholders, it will not be adopted unless the proposal to adopt the Thirteenth Amended and Restated Bye-laws, the proposal to approve the Class B Exchange and the proposal to approve the Class M Exchange are approved. Under applicable NYSE rules, abstentions are counted as votes cast “AGAINST” at the Special Meeting with respect to the proposal to approve the Share Transactions. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions at the Special Meeting. Broker “non-votes” will have no effect on the outcome of this vote.

Pursuant to the Bye-laws, a majority of those present in person or by proxy at a meeting at which a quorum is present has the power to adjourn the meeting, for any or no reason, to another place, date and time. In the absence of a quorum, the presiding officer of the Special Meeting may adjourn the meeting until a quorum is present. We intend to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the Special Meeting to approve the Share Transactions.

Recommendation of the Board

THE DISINTERESTED DIRECTORS OF THE BOARD, UPON THE RECOMMENDATION OF THE SPECIAL COMMITTEE, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE OF THE SHARE TRANSACTIONS.

PROPOSAL—ADJOURNMENT

Overview

The Company may seek to adjourn the Special Meeting from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposals set forth in this proxy statement if there are insufficient votes at the time of the Special Meeting to approve such proposals.

Vote Required

Pursuant to the Bye-laws of the Company, provided there is a quorum (consisting of, for purposes of this proposal, shareholders present in person or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding), the approval of the proposal to adjourn the Special Meeting from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposals set forth in this proxy statement if there are insufficient votes at the time of the Special Meeting to approve such proposals, requires the affirmative vote of a majority of those present in person or by proxy at the Special Meeting. Holders of Class M Common Shares will not be entitled to vote their Class M Common Shares with respect to this proposal. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions at the Special Meeting. Broker “non-votes” will have no effect on the outcome of this vote.

Pursuant to the Bye-laws, a majority of those present in person or by proxy at a meeting at which a quorum is present has the power to adjourn the meeting, for any or no reason, to another place, date and time. In the absence of a quorum, the presiding officer of the Special Meeting may adjourn the meeting until a quorum is present. We intend to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the Special Meeting to approve the Thirteenth Amended and Restated Bye-laws, the Class B Exchange, the Class M Exchange or the Share Transactions.

Recommendation of the Board

THE DISINTERESTED DIRECTORS OF THE BOARD, UPON THE RECOMMENDATION OF THE SPECIAL COMMITTEE, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING FROM TIME TO TIME TO A LATER DATE OR TIME IF NECESSARY OR APPROPRIATE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

The following table sets forth information as of November 30, 2019 regarding the beneficial ownership of our Class A Common Shares and our Class B Common Shares by (1) each person or group who is known by us to own beneficially more than 5% of our outstanding Class A Common Shares or our Class B Common Shares (including any securities convertible or exchangeable within 60 days into Class A Common Shares or Class B Common Shares, as applicable), (2) each of our named executive officers (“NEOs”), (3) each of our directors and (4) all of our current executive officers and directors as a group. The following table also sets forth projected post-transaction beneficial ownership of our Class A Common Shares by (1) each person or group who, based on November 30, 2019 beneficial ownership of our Class A Common Shares and Class B Common Shares, is expected to own beneficially more than 5% of our outstanding Class A Common Shares (including any securities convertible or exchangeable within 60 days into Class A Common Shares), (2) each of our NEOs, (3) each of our directors and (4) all of our current executive officers and directors as a group. The projected post-transaction beneficial ownership information has been prepared on the basis of the following assumptions: (i) the closing of the Share Issuance, the Class B Exchange and the Class M Exchange occurred on November 30, 2019, (ii) 95% of Class M Common Shares outstanding as of November 30, 2019 are exchanged into Warrants and 5% of Class M Common Shares outstanding as of November 30, 2019 are exchanged into Class A Common Shares and (iii) that the Company has not utilized any of the increased share repurchase authorization. As described in the section entitled “Proposal—The Class M Exchange—Exchange Terms”, the number of Class A Common Shares and Warrants to be received in respect of Class M Common Shares of different classes may vary based on the respective conversion prices of the shares of the different classes, as well as other factors.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Our Class B Common Shares are convertible into Class A Common Shares at any time at the option of the holder, with prior notice to the Company, on a one-for-one basis. Accordingly, for the purposes of this table each holder of Class B Common Shares is deemed to be the beneficial owner of an equal number of Class A Common Shares (in addition to any other Class A Common Shares beneficially owned by such holder), which is reflected in the table entitled “Amount and Nature of Beneficial Ownership” under the columns “Number of Shares” and “Percent” for the Class A Common Shares. In addition, the voting power of our shareholders may be restricted or adjusted as described in “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING” above. Additionally, in some cases, certain Class A Common Shares may be deemed non-voting. See “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING—Who may vote?—Adjustments to Voting Rights of Class A Common Shares.” See “—Voting Power” for an illustration of the voting power of certain shareholders who beneficially own more than 5% of our Class A Common Shares and Class B Common Shares. Such illustration includes shareholders who may own non-voting Class A Common Shares who, to our knowledge, beneficially own more than 5% of our outstanding Class A Common Shares and Class B Common Shares.

To our knowledge, each person named in the table below has sole voting and investment power with respect to all of the Class A Common Shares, Class B Common Shares and Class M Common Shares convertible into Class A Common Shares within 60 days shown as beneficially owned by such person, except as otherwise set forth in the notes to the table and pursuant to applicable community property laws. Unless otherwise indicated in the table or footnotes below, the address for each officer and director listed in the table is c/o Athene Holding Ltd., Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.

	Amount and Nature of Beneficial Ownership
	Class A Common Shares Beneficially Owned as of November 30, 2019(1)			Class B Common Shares Beneficially Owned as of November 30, 2019			Projected Post-Closing Class A Common Shares Beneficially Owned(21)
	Number of Shares		Percent(2)	Number of Shares		Percent	Number of Shares		Percent(22)
Apollo Holders(3)	19,731,735	(4)	12.1%	19,731,735		77.6%	55,266,677	(23)	27.0%
The Vanguard Group	13,779,917	(5)	9.6%	—		—	13,779,917		6.7%
Wellington Management Group LLP	13,479,197	(6)	9.4%	—		—	13,479,197		6.6%
CI Investments Inc.	7,935,635	(7)	5.5%	—		—	7,935,635		3.9%
BlackRock Inc.	7,703,443	(8)	5.4%	—		—	7,703,443		3.8%
Leon Black	2,714,534		1.9%	2,714,534	(9)	10.7%	2,714,534		1.3%
Joshua Harris	1,291,584		*	1,291,584	(10)	5.1%	1,291,584		*
Executive Officers and Directors
James R. Belardi	5,443,537	(11)	3.7%	—		—	5,443,537		2.6%
William J. Wheeler	2,043,515	(12)	1.4%	—		—	3,043,515		1.5%
Grant Kvalheim	1,808,082	(13)	1.3%	—		—	2,013,415		1.0%
Martin P. Klein	258,744	(14)	*	—		—	362,744		*
John Rhodes	103,517	(15)	*	—		—	196,850		*
Marc Rowan	1,681,075		1.2%	1,681,075	(16)	6.6%	1,681,075		*
Marc Beilinson	77,771		*	—		—	77,771		*
Gernot Lohr	1,672,719	(17)	1.2%	—		—	1,672,719		*
Matthew R. Michelini	128,267	(18)	*	—		—	128,267		*
Robert Borden	57,159		*	—		—	57,159		*
Hope Taitz	73,103		*	—		—	73,103		*
Lawrence J. Ruisi	56,970		*	—		—	56,970		*
Dr. Manfred Puffer	19,429		*	—		—	19,429		*
H. Carl McCall	24,446		*	—		—	24,446		*
Brian Leach	24,416		*	—		—	24,416		*
Arthur Wrubel	24,446		*	—		—	24,446		*
Fehmi Zeko	5,843		*	—		—	5,843		*
Mitra Hormozi	3,701		*	—		—	3,701		*
Scott Kleinman	257,258	(19)	*	—		—	257,258		*
All directors and executive officers as a group (20 persons)(20)	14,982,127		9.9%	1,681,075		6.6%	16,451,461		7.7%

*	Represents less than 1%.
(1)

Class M Common Shares are subject to time- or performance-based vesting and once vested are convertible into Class A Common Shares. The number of Class M Common Shares included in the table represents the number of Class M Common Shares that vest as of January 29, 2020, the date that is 60 days after November 30, 2019. We assume for purposes of the table that Class M Common Shares convert into Class A Common Shares on a one-for-one basis.

(2)	The percentage of beneficial ownership of our Class A Common Shares is based on 143,135,828 Class A Common Shares outstanding as of November 30, 2019.
(3)

The address of each of Apollo Principal Holdings IV, L.P., Apollo Principal Holdings IV GP, Ltd., Apollo Principal Holdings V, L.P., Apollo Principal Holdings V GP, Ltd., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings VIII GP, Ltd., AAM GP Ltd., and Apollo Life Asset Ltd. is c/o Walkers Corporate Limited, Cayman Corporate Center, 27 Hospital Road, Georgetown, KY1-9008, Grand Cayman, Cayman Islands. The address of AAA Investments, L.P., Apollo Alternative Assets, L.P., and Apollo Palmetto Management, LLC is One Manhattanville Road, Suite 201, Purchase, New York 10577. The address of AAA Associates, L.P., AAA MIP Limited, AAA Holdings, L.P. and AAA Holdings GP Limited is Trafalgar Court, Les Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands. The address of Athene Asset Management LLC and AAM Holdings, L.P. is 2121 Rosecrans Ave., Suite 5300, El Segundo, CA 90245. The address of each of Apollo Palmetto Advisors, L.P., AAA Guarantor—Athene, L.P., Apollo International Management, L.P., Apollo International Management GP, LLC, Apollo Capital Management, L.P., Apollo Capital Management GP, LLC, Apollo Management Holdings, L.P. and Apollo Management Holdings, GP, LLC, and Messrs. Black, Harris and Rowan is 9 West 57th Street, 43rd Floor, New York, New York 10019.

(4)

Consists of shares held of record by the following members of the Apollo Group (as defined herein) (the “Apollo Holders”): 605,555 Class B Common Shares held of record by AAA Guarantor—Athene, L.P., 80,096 Class B Common Shares held of record by Apollo Palmetto Advisors, L.P., 220,000 Class B Common Shares held of record by Apollo Principal Holdings V, L.P., 17,173,970 Class B Common Shares held of record by Apollo Principal Holdings VIII, L.P., 1,569,625 Class B Common Shares held of record by AAA Holdings, L.P., one Class B Common Share held of record by Athene Asset Management LLC and 82,488 Class B Common Shares that have been granted to employees of Athene Asset Management LLC and are held of record by Apollo Management Holdings, L.P. as custodian. The percentage of beneficial ownership of the Class A Common Shares above assumes the conversion of all 19,731,735 Class B Common Shares held by the Apollo Holders as of November 30, 2019 into Class A Common Shares.

AAA Investments, L.P. is the general partner of AAA Guarantor—Athene, L.P. AAA Associates, L.P. is the general partner of AAA Investments, L.P. AAA MIP Limited is the general partner of AAA Associates, L.P. Apollo Alternative Assets, L.P. provides investment services to AAA Guarantor—Athene, L.P, AAA Investments, L.P., AAA Associates, L.P. and AAA MIP Limited. Apollo International Management, L.P. is the managing general partner of Apollo Alternative Assets, L.P. Apollo International Management GP, LLC is the general partner of Apollo International Management, L.P. AAA Holdings GP, Ltd. is the general partner of AAA Holdings, L.P. Apollo Palmetto Management, LLC is the general partner of Apollo Palmetto Advisors, L.P. Apollo Principal Holdings IV, L.P. is the sole member of Apollo Palmetto Management, LLC. Apollo Principal Holdings IV GP, Ltd. is the general partner of Apollo Principal Holdings IV, L.P. Apollo Principal Holdings V GP, Ltd. is the general partner of Apollo Principal Holdings V L.P. Apollo Principal Holdings VIII GP, Ltd. is the general partner of Apollo Principal Holdings VIII L.P.

The sole member of Athene Asset Management LLC is AAM Holdings, L.P. The general partner of AAM Holdings, L.P. is AAM GP Ltd. The sole shareholder of AAM GP Ltd. is Apollo Life Asset Ltd. Apollo Capital Management, L.P. is the sole shareholder of Apollo Life Asset Ltd. The general partner of Apollo Capital Management, L.P is Apollo Capital Management GP, LLC. Apollo Management Holdings, L.P. is the sole member and manager of Apollo International Management GP, LLC and Apollo Capital Management GP, LLC, and the sole shareholder of AAA Holdings GP, Ltd. Apollo Management Holdings GP, LLC is the general partner of Apollo Management Holdings, L.P.

Leon Black, Joshua Harris and Marc Rowan are executive officers and the managers or directors of Apollo Management Holdings GP, LLC, Apollo Principal Holdings IV GP, Ltd. Apollo Principal Holdings V GP, Ltd., and Apollo Principal Holdings VIII GP, Ltd. and as such may be deemed to have voting and dispositive control of the shares of Athene common shares that are held by the Apollo Holders.

(5)

The number of shares listed for The Vanguard Group is based on the Form 13F filed by The Vanguard Group on November 14, 2019. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(6)

The number of shares listed for Wellington Management Group LLP is based on the Form 13F filed by Wellington Management Group LLP on November 13, 2019. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(7)

The number of shares listed for CI Investments Inc. is based on the Form 13F filed by CI Investments Inc. on November 8, 2019. The address of CI Investments Inc. is 2 Queen Street East, Twentieth Floor, Toronto ON M5C 3G7, Canada.

(8)	The number of shares listed for BlackRock, Inc. is based on the Form 13F filed by BlackRock, Inc. on November 8, 2019. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(9)

Consists of Class B Common Shares held directly by Mr. Black and by entities directly or indirectly controlled by Mr. Black. The reported amount does not include, and Mr. Black disclaims beneficial ownership of, Class B Common Shares owned by the Apollo Holders, as well as AAA, which is a limited partner of AAA Investments, L.P. Mr. Black does not have the power to vote or dispose of any Athene common shares that may from time to time be held by AAA or the Apollo Holders and therefore is not deemed to beneficially own such shares.

(10)

Consists of Class B Common Shares held by entities directly or indirectly controlled by Mr. Harris. The reported amount does not include, and Mr. Harris disclaims beneficial ownership of, Class B Common Shares owned by the Apollo Holders, as well as AAA, which is a limited partner of AAA Investments, L.P. Mr. Harris does not have the power to vote or dispose of any Athene common shares that may from time to time be held by AAA or the Apollo Holders and therefore is not deemed to beneficially own such shares.

(11)

Consists of (1) 994,036 Class A Common Shares held of record by the James and Leslie Belardi Family Trust, (2) 1,750 Class A Common Shares held of record by the Belardi Family Irrevocable Trust, (3) options to acquire 260,585 Class A Common Shares vested as of January 29, 2020, (4) 690,841 Class M Common Shares held of record by the Belardi 2018 GRAT vested as of January 29, 2020 which are convertible into Class A Common Shares, (5) 3,144,402 Class M Common Shares held of record by the Belardi 2019 GRAT vested as of January 29, 2020 which are convertible into Class A Common Shares, (6) one Class M common share held of record by Mr. Belardi vested as of January 29, 2020 which is convertible into one Class A Common Share and (7) 351,922 Class M Common Shares held of record by the Belardi Family Irrevocable Trust vested as of January 29, 2020 which are convertible into Class A Common Shares. Excludes 104,282 restricted Class A Common Shares, 38,545 Class A restricted stock units and options to acquire 65,049 Class A Common Shares which are unvested as of January 29, 2020. Mr. Belardi disclaims beneficial ownership of all common shares of Athene held by the Belardi Family Irrevocable Trust and the members of the Apollo Group.

(12)

Consists of (1) 395,732 Class A Common Shares, (2) options to acquire 147,783 Class A Common Shares vested as of January 29, 2020 and (3) 1,500,000 Class M Common Shares vested as of January 29, 2020 which are convertible into Class A Common Shares. Excludes 58,759 restricted Class A Common Shares, 25,092 Class A restricted stock units, options to acquire 47,621 Class A Common Shares and 1,000,000 Class M Common Shares which are unvested as of January 29, 2020.

(13)

Consists of (1) 1,590,964 Class A Common Shares, (2) options to acquire 89,042 Class A Common Shares vested as of January 29, 2020 and (3) 128,076 Class M Common Shares vested as of January 29, 2020 which are convertible into Class A Common Shares. Excludes 44,195 restricted Class A Common Shares, 16,641 Class A restricted stock units, options to acquire 37,582 Class A Common Shares and 205,333 Class M Common Shares which are unvested as of January 29, 2020.

(14)

Consists of (1) 83,867 Class A Common Shares, (2) options to acquire 90,953 Class A Common Shares vested as of January 29, 2020 and (3) 83,924 Class M Common Shares vested as of January 29, 2020 which are convertible into Class A Common Shares. Excludes 45,652 restricted Class A Common Shares, 18,169 Class A restricted stock units, options to acquire 38,048 Class A Common Shares and 104,000 Class M Common Shares which are unvested as of January 29, 2020.

(15)

Consists of (1) 9,200 Class A Common Shares, (2) options to acquire 32,095 Class A Common Shares vested as of January 29, 2020 and (3) 62,222 Class M Common Shares vested as of January 29, 2020 which are convertible into Class A Common Shares. Excludes 20,853 restricted Class A Common Shares, 9,448 Class A restricted stock units, options to acquire 16,472 Class A Common Shares and 93,333 Class M Common Shares which are unvested as of January 29, 2020.

(16)

Consists of Class B Common Shares held by entities directly or indirectly controlled by Mr. Rowan. The reported amount does not include, and Mr. Rowan disclaims beneficial ownership of, Class B Common Shares owned by the Apollo Holders, as well as AAA, which is a limited partner of AAA Investments, L.P. Mr. Rowan does not have the power to vote or dispose of any Athene common shares that may from time to time be held by AAA or the Apollo Holders and therefore is not deemed to beneficially own such shares.

(17)

Mr. Lohr disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. In addition to his ownership of our Class A Common Shares, Mr. Lohr also owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Lohr does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares. 1,672,718 Class A Common Shares owned by Mr. Lohr have been pledged as security to a financial institution.

(18)

Mr. Michelini disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. Mr. Michelini owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Michelini does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares.

(19)

Mr. Kleinman disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. Mr. Kleinman owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Kleinman does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares.

(20)	Totals include restricted common shares and options held by such individuals which have vested or will vest as of January 29, 2020.
(21)

We assume solely for purposes of these columns that (i) the closing of the Share Issuance, the Class B Exchange and the Class M Exchange occur on November 30, 2019, (ii) 95% of Class M Common Shares outstanding as of November 30, 2019 are exchanged into Warrants and 5% of Class M Common Shares outstanding as of November 30, 2019 are exchanged into Class A Common Shares and (iii) that the Company has not utilized any of the increased share repurchase authorization. As described in the section entitled “Proposal—The Class M Exchange—Exchange Terms”, the number of Class A Common Shares and Warrants to be received in respect of Class M Common Shares of different classes may vary based on the respective conversion prices of the shares of the different classes, as well as other factors. The number of Class A Common Shares beneficially owned by our executive officers includes their Class M Common Shares that become vested at the time of the closing of the Share Issuance.

(22)

The projected percentage of beneficial ownership of our Class A Common Shares in this column is based on 204,558,170 Class A Common Shares outstanding as of November 30, 2019, taking into account the closing of the Class B Exchange, the Class M Exchange and the Share Issuance.

(23)

For purposes of tabulating projected post-transaction beneficial ownership of our Class A Common Shares, “Apollo Holders” shall include the New AOG Subsidiaries and any member of the AOG that receives Class A Common Shares in connection with the Share Issuance.

Voting Power

The aggregate and respective voting power of our Class A Common Shares and Class B Common Shares is determined in accordance with the Bye-laws. The Class A Common Shares collectively represent 55% of the total voting power of our common shares and the Class B Common Shares represent, in aggregate, 45% of the total voting power of our common shares, each subject to certain adjustments, as described in “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING” above.

The voting rights exercisable by Class A shareholders other than Apollo are limited so that certain persons or groups (other than the Apollo Group) (“Control Groups”) are deemed not to hold more than 9.9% of the total voting power conferred by our shares. The percentage reduction of votes that occurs by operation of the foregoing limitation will generally be reallocated proportionately among other Class A common shareholders who are not members of these groups so long as such reallocation does not cause a Control Group to hold more than 9.9% of the total voting power of our shares. In addition, certain Class A Common Shares may be deemed non-voting when owned by a shareholder if such shareholder (or certain of its affiliates) (1) owns, directly, indirectly or constructively, Class B Common Shares, (2) owns, directly, indirectly or constructively, an equity interest in AGM or AAA or (3) is a member of the Apollo Group at which time any member of the Apollo Group holds Class B Common Shares, subject to certain exceptions. See “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING—Who may vote?—Adjustments to Voting Rights of Class A Common Shares” above. As such, certain of our Class A common shareholders hold voting shares, but such shares are non-voting when being held by such holder due to these restrictions. If such holder sold any such shares to another holder that would not be subject to these restrictions, such Class A Common Shares would be voting shares.

Pursuant to the Bye-laws, the total voting power of Class A Common Shares held by employees of the Apollo Group that are shareholders is limited to 3% of the total voting power of our common shares.

The following table sets forth the voting power as of November 30, 2019 of each person or group who is known by us to own beneficially more than 5% in voting power of our outstanding Class A Common Shares and Class B Common Shares (including any securities convertible or exchangeable within 60 days into Class A Common Shares or Class B Common Shares, as applicable).

	Number of Class A Common Shares Owned	Number of Class B Common Shares Owned	Number of Shares Owned	Percent of Total Outstanding Class A Common Shares and Class B Common Shares Owned	Total Voting Power of Class A Common Shares and Class B Common Shares Taken Together(1)
Apollo Holders	—	19,731,735	19,731,735	11.7%	34.9%
The Vanguard Group	13,779,917	—	13,779,917	8.2%	5.3%
Wellington Management Group LLP	13,479,197	—	13,479,197	8.0%	5.2%

(1)

The Class B Common Shares represent, in aggregate, 45% of the total voting power of our common shares, subject to certain adjustments. The Bye-laws provide that the voting power of the Class B Common Shares shall be allocated on a pro rata basis among all holders of Class B Common Shares, subject to certain adjustments. See “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING—Who may vote?—Voting Rights of Class B Common Shares” above. The voting power percentage set forth in the table does not take into account the impact of any such adjustments.

SHAREHOLDER PROPOSALS FOR FUTURE ANNUAL MEETINGS

In accordance with Rule 14a-8 of the Exchange Act, a proposal by a shareholder intended for inclusion in our proxy statement for the 2020 annual general meeting requires timely notice in writing, either by personal delivery or express or registered mail (postage prepaid), to the secretary at the registered office of the Company not later than the close of business on the 120th day prior to the one-year anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual general meeting. Based on the Company’s proxy statement being released to shareholders on April 25, 2019 in connection with the 2019 Annual General Meeting, timely notice for proposals to be included in our proxy statement for the 2020 annual general meeting must therefore be received no later than the close of business on December 27, 2019.

Under the Bye-laws, a proposal by a shareholder not intended for inclusion in our proxy statement for the 2020 annual general meeting, which may take the form of nominees for the Board, in order to be properly brought before the 2020 annual general meeting, requires timely notice in writing, either by personal delivery or express or registered mail (postage prepaid), to the secretary at the registered office of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. Based on the 2019 Annual General Meeting date of June 4, 2019, timely notice for proposals to be properly brought before the 2020 annual general meeting must therefore be received not earlier than the close of business on February 5, 2020 and not later than the close of business on March 6, 2020.

However, under the Bye-laws, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a shareholder’s notice must be received by the secretary at the registered office of the Company not later than the later of (x) the close of business 90 days prior to the date of such annual general meeting and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a shareholder’s notice as described herein.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC as specified below will update and supersede this information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, we hereby incorporate by reference the following filings:

•	Our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 27, 2019;

•	Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019;

•	Our Proxy Statement on Schedule 14A, filed with the SEC on April 22, 2019;

•	Our Current Reports on Form 8-K filed with the SEC on June 5, 2019, June 10, 2019 (two reports), September 11, 2019, September 19, 2019, October 1, 2019, October 28, 2019 and December 3, 2019; and

•	Any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting.

This proxy statement incorporates important business and financial information about the Company from other documents that are not included in or delivered with this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this proxy statement through our website, www.athene.com, or from the SEC at its website, www.sec.gov, or upon request to Athene Holding Ltd., Chesney House, 96 Pitts Bay Road, Pembroke, HM08, Bermuda, Attention: Secretary, or call (441) 279-8400.

HOUSEHOLDING

The SEC permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. Shareholders who hold their shares through a nominee, such as a broker, bank, broker-dealer or similar organization may receive notice from that nominee regarding the householding of proxy materials. As indicated in the notice, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once a shareholder has received notice that a nominee will be householding, householding will continue until the shareholder is notified otherwise or until the shareholder has revoked consent by notifying the nominee. If you hold your shares in “street name” and would prefer to receive separate copies of a proxy statement for other shareholders in your household, either now or in the future, please contact your nominee. If you are record holder of your shares and would prefer to receive separate copies of a proxy statement for other shareholders in your household, either now or in the future, please contact: Athene Holding Ltd., Chesney House, 96 Pitts Bay Road, Pembroke, HM08, Bermuda, Attention: Secretary, or call (441) 279-8400. Shareholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their broker or the Company, as applicable.

OTHER MATTERS

Only such business as is specified in this proxy statement will be conducted at the Special Meeting.

Annex A

EXECUTION VERSION

TRANSACTION AGREEMENT

dated as of

October 27, 2019,

by and among

ATHENE HOLDING LTD.,

APOLLO GLOBAL MANAGEMENT, INC.,

THE APOLLO OPERATING GROUP

A-i

A-ii

EXHIBITS

Exhibit A—AHL Shareholders Agreement

Exhibit B—Conditional Right Parties Shares

Exhibit C—Issued AOG Units

Exhibit D—Liquidity Agreement

Exhibit E—Registration Rights Agreement

Exhibit F—Amended and Restated Bye-Laws

Exhibit G—Specified Parties

A-iii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of October 27, 2019, by and among Athene Holding Ltd., a Bermuda exempted company (“AHL”), Apollo Global Management, Inc., a Delaware corporation (“AGM”) and each Person identified on the signature pages hereto as a member of the Apollo Operating Group.

BACKGROUND

WHEREAS, AHL wishes to contribute to the Apollo Operating Group, upon the terms and subject to the conditions stated in this Agreement, the Contributed AHL Shares.

WHEREAS, the Apollo Operating Group wishes to issue to AHL (or its applicable Subsidiary or other designee), upon the terms and subject to the conditions stated in this Agreement, the Issued AOG Units (as defined below).

WHEREAS, the Apollo Operating Group wishes to purchase, and AHL wishes to sell, upon the terms and subject to the conditions stated in this Agreement, the Purchased AHL Shares (as defined below).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Adverse AHL Recommendation” has the meaning set forth in Section 5.4(a).

“Affiliate” means in the case of a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person; provided, that none of AGM, the Apollo Operating Group or their respective Subsidiaries will be deemed Affiliates of AHL or its Subsidiaries for purposes of this Agreement.

“AGM” has the meaning set forth in the Preamble.

“AGM Common Stock” means the Class A common stock, $0.00001 par value per share, of AGM.

“AGM SEC Documents” has the meaning set forth in Section 4.8.

“Agreement” has the meaning set forth in the Preamble.

“AHL” has the meaning set forth in the Preamble.

“AHL Class B Common Shares” means the Class B Common Shares, $0.001 par value per share, of AHL.

“AHL Common Shares” means the Class A Common Shares, $0.001 par value per share, of AHL.

“AHL Recommendation” has the meaning set forth in Section 3.3.

“AHL SEC Documents” has the meaning set forth in Section 3.8.

“AHL Shareholders Agreement” means the Shareholders Agreement of AHL, by and among AHL and the other parties thereto in substantially the form of Exhibit A.

“AHL Shareholders Meeting” has the meaning set forth in Section 5.2(a).

“Amended and Restated Bye-Laws” has the meaning set forth in Section 5.6.

“Antitrust Laws” means all Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transactions.

“Apollo Exchange Agreement” means the Sixth Amended and Restated Exchange Agreement, dated as of September 5, 2019, by and among AGM and the other parties thereto, as it may be amended.

“Apollo Operating Group” means the Persons listed on Exhibit C.

“beneficial ownership” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act; provided, however, that beneficial ownership shall be deemed to exclude the Conditional Right Shares, except to the extent such Conditional Right Shares are issued, outstanding and paid for pursuant to the exercise of the Conditional Right.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or Bermuda or any day on which banking institutions in The State of New York are authorized or required by Law or other governmental action to close.

“Bye-law Amendments” has the meaning set forth in Section 3.3.

“Cash Purchase Price” means $350,000,000.

“Class M Holder Letter Agreements” has the meaning set forth in Section 5.15.

“Closing” means the consummation of the transactions described in Section 2.1.

“Closing Agreements” means the Liquidity Agreement, the AHL Shareholders Agreement and the Registration Rights Agreement.

“Closing AHL Shares” means the Contributed AHL Shares and the Purchased AHL Shares.

“Closing Date” has the meaning set forth in Section 2.1.

“Conditional Right” has the meaning set forth in Section 5.7(a).

“Conditional Right Parties Shares” means the number of AHL Shares that AGM can reasonably demonstrate with documentary or other evidence to the reasonable satisfaction of AHL are beneficially owned in the aggregate by AGM, the controlled Affiliates of AGM and the Persons set forth on Exhibit B, including AHL Shares to which such Persons have been granted a valid proxy.

“Conditional Right Price” means a price per AHL Common Share equal to the VWAP for an AHL Common Share for the 30 calendar day period ending on the date that AGM delivers its Exercise Notice to AHL under Section 5.7(b).

“Conditional Right Shares” has the meaning set forth in Section 5.7(a).

“Contributed AHL Shares” means 27,959,184 AHL Common Shares to be exchanged in the Transactions.

“control” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Convertible Securities” means any stock or securities directly or indirectly convertible into or exercisable or exchangeable for AHL Common Shares.

“Disclosure Schedule” means the disclosure schedule delivered by the parties concurrently with this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor Law, in each case together with the rules and regulations promulgated thereunder.

“Exercise Notice” has the meaning set forth in Section 5.7(b).

“Fund” means any separate account, client (other than AHL and its Subsidiaries), investment vehicle or similar entity sponsored, advised or managed, directly or indirectly, by AGM or any of its Subsidiaries.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a limited partnership are its limited partnership agreement and certificate of limited partnership and the “Governing Documents” of a limited liability company are its operating agreement and certificate of formation or articles of organization.

“Governmental Entity” means any federal, state, local, municipal or foreign government or subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority (including the NYSE and FINRA—Financial Industry Regulatory Authority), instrumentality, agency, commission or body.

“Investment” means any investment (or similar term describing the results of the deployment of capital) as defined in the governing document of any Fund.

“Intended Tax Treatment” has the meaning set forth in Section 2.4.

“ISG” has the meaning set forth in Section 5.11.

“Issued AOG Units” means 29,154,519 Operating Group Units to be issued in the Transactions (in accordance with the allocations designated in writing by AHL to AGM pursuant to Section 2.1(a)(ii)), as further described on Exhibit C.

“Issuer” has the meaning set forth in Section 5.5(a).

“knowledge” shall mean with respect to (i) AHL, the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of AHL after due inquiry and (ii) AGM, the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of AGM after due inquiry.

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Legend” has the meaning set forth in Section 5.5(a).

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Liquidity Agreement” means the Liquidity Agreement, to be dated as of the Closing Date, by and among AGM, AHL and the other parties thereto, in substantially the form of Exhibit D.

“Material Adverse Effect” means, with respect to any Person, any change, effect, event, circumstance, occurrence or state of facts that either alone or in combination with any other effect has, or would reasonably be expected to have, a materially adverse effect in relation to the condition (financial or otherwise), properties, assets, liabilities, business, operations, or results of operations of such Person and its Subsidiaries (other than, in the case of AGM, any Portfolio Companies), taken as a whole or the ability of such Person and its Subsidiaries to perform their respective obligations hereunder or to consummate the Transactions, other than any change, effect, event, circumstance, occurrence or state of facts to the extent relating to (i) changes in general economic conditions or the credit, financial or capital markets, including changes in interest or exchange rates; (ii) changes in general conditions in any industry in which such Person and it its Subsidiaries operate or participate; (iii) the announcement, pendency or anticipated consummation of the Transactions; (iv) any failure, in and of itself, by such Person or its Subsidiaries or Affiliates to meet any analyst projections or any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics before, on or after the date of this Agreement (provided, that the underlying factors contributing to such failure shall not be deemed excluded unless such underlying factors would otherwise be excepted from this definition); (v) changes in general legal, regulatory or political conditions after the date of this Agreement; (vi) changes in GAAP or applicable Law or the interpretation thereof after the date of this Agreement; (vii) actions taken by such Person or its Subsidiaries and Affiliates as expressly required by this Agreement; (viii) any natural or man-made disaster; or (ix) any pandemic, act of terrorism, sabotage, military action or war, or any escalation or worsening thereof; provided that with respect to clauses (i), (ii), (v), (vi) and (viii), such change, effect, event, circumstance, occurrence or state of facts does not materially disproportionately affect the relevant party to this Agreement relative to other companies operating in the industry in which such party and its Subsidiaries operate.

“NYSE” means the New York Stock Exchange.

“Operating Group Units” refers to units in the Apollo Operating Group, with each such unit representing one (1) limited partnership interest or limited liability company interest, as applicable, in each of the limited partnerships or limited liability companies that comprise the Apollo Operating Group.

“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Entity or arbitrator of applicable jurisdiction.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

“Portfolio Companies” means any Person in which any Fund owns or has made, directly or indirectly, an Investment.

“Proceeding” has the meaning set forth in Section 8.7.

“Proxy Statement” has the meaning set forth in Section 5.2(a).

“Purchased AHL Shares” means 7,575,758 AHL Common Shares to be sold in the Transactions.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, agreed to by AGM, and AHL in substantially the form of Exhibit E.

“Registration Statement” means any registration statement filed with, or to be filed with, the SEC under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Regulation D” means Regulation D as promulgated by the SEC under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor Law, in each case together with the rules and regulations promulgated thereunder.

“Selected Court” has the meaning set forth in the Section 8.7.

“Share Transactions” has the meaning set forth in Section 3.3.

“Special Committee” means the special committee of the AHL board of directors, consisting of independent directors, which was formed in connection with the Transactions.

“Specified Party” means the Persons set forth on Exhibit G and their Controlled Affiliates. For the avoidance of doubt, Specified Parties may include Portfolio Companies or Funds.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests, in each case, is owned, directly or indirectly, by such Person.

“Transaction Documents” means this Agreement, the Closing Agreements and each of the other agreements or instruments entered into or executed by the parties hereto in connection with the Transactions.

“Transactions” means the transactions contemplated by this Agreement and the other Transaction Documents.

“VWAP” means with respect to any publicly traded equity security, the volume weighted average price of such equity security over a specified period of time as reported by Bloomberg (or its equivalent, nationally recognized successor if Bloomberg ceases to provide such reports).

1.2    Interpretation. In this Agreement and in the exhibits hereto, except to the extent that the context otherwise requires:

(a)    the headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

(b)    defined terms include the plural as well as the singular and vice versa;

(c)    words importing gender include all genders;

(d)    a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made thereunder;

(e)    any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified, supplemented or restated, including by waiver or consent, and references to all attachments thereto and instruments incorporated therein, but in the case of each of the foregoing, only to the extent that such amendment, modification, supplement, restatement, waiver or consent is effected in accordance with this Agreement;

(f)    any reference to “day” or “month” means a calendar day or a calendar month;

(g)    any reference to a “day” means the whole of such day, being the period of 24 hours running from midnight to midnight;

(h)    references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits of and to this Agreement;

(i)    the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation”;

(j)    the word “or” shall be disjunctive but not exclusive;

(k)    unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include such party’s successors and permitted assigns; and

(l)    references to “$” or “dollars” shall mean “United States dollars”.

ARTICLE II

TRANSACTIONS

2.1    Closing.

(a)    Subject to the terms and conditions set forth in this Agreement, at the Closing:

(i)    Each Person comprising the Apollo Operating Group shall issue that number (calculated in accordance with the terms of this Agreement) of Issued AOG Units to a newly formed wholly owned Cayman limited liability company of such member of the Apollo Operating Group (each a “New AOG Subsidiary,” and together the “New AOG Subsidiaries”) in exchange for interests in such New AOG Subsidiary.

(ii)    (A) AHL shall issue and transfer or cause a Subsidiary of AHL to transfer the Contributed AHL Shares (calculated in accordance with the terms of this Agreement) to the New AOG Subsidiaries in accordance with the allocations designated on Schedule 2.1(a)(ii)(A) (which schedule may be amended upon notice in writing by AGM to AHL at least two (2) Business Days prior to the Closing so long as such amendments do not give rise to any governmental approval, consents or authorizations that would reasonably be expected to materially delay the Closing), and, in exchange therefor (B) each New AOG Subsidiary shall transfer the Issued AOG Units issued to such New AOG Subsidiary pursuant to Section 2.1(a)(i) to AHL or Subsidiaries of AHL in accordance with the allocations designated on Schedule 2.1(a)(ii)(B) (which schedule may be amended upon notice in writing by AHL to AGM at least two (2) Business Days prior to the Closing so long as such amendments do not give rise to any governmental approval, consents or authorizations that would reasonably be expected to materially delay the Closing); and

(iii)    (A) AGM or members of the Apollo Operating Group shall pay, or cause to be paid, the Cash Purchase Price (which payment(s), for the avoidance of doubt, may be made by such Persons in any proportions as may be determined by AGM in its sole discretion) to AHL or a Subsidiary of AHL designated in writing by AHL to AGM prior to the Closing and, in exchange therefor, (B) AHL shall issue and sell or cause such Subsidiary to sell the corresponding portion of the Purchased AHL Shares to such members of the Apollo Operating Group in amounts designated on Schedule 2.1(a)(iii) (which schedule may be amended upon notice in writing by AGM to AHL at least two (2) Business Days prior to the Closing so long as such amendments do not give rise to any governmental approval, consents or authorizations that would reasonably be expected to materially delay the Closing).

(b)    The date and time of the Closing shall be at 10:00 a.m., New York City Time, on the second Business Day after the satisfaction or waiver of the conditions to the Closing set forth in this Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to fulfillment or waiver of those conditions), or such other date as is mutually agreed upon in writing by AHL and AGM (the “Closing Date”); provided that, notwithstanding anything contained in this Agreement to the contrary, without the prior written consent of AHL and AGM, in no event shall the Closing occur prior to January  6, 2020. The Closing shall take place at the offices of AGM’s legal counsel.

2.2     Closing Deliverables.

(a)    At the Closing, AHL shall deliver, or cause to be delivered, to the members of the Apollo Operating Group a certificate or certificates representing the Closing AHL Shares or evidence of the issuance of book-entry shares representing the Closing AHL Shares reasonably satisfactory to AGM, in either case, registered to the Persons as designated in writing by AGM to AHL prior to the Closing in accordance with Section 2.1(a).

(b)    At the Closing, the members of the Apollo Operating Group shall pay, or cause to be paid, to AHL the aggregate Cash Purchase Price, by wire transfer to an account designated in writing to AGM by AHL for such purpose.

(c)    At the Closing, the members of the Apollo Operating Group shall deliver, or cause to be delivered, to AHL certificates representing the Issued AOG Units or evidence of the issuance of book-entry interests representing the Issued AOG Units reasonably satisfactory to AHL, in either case, registered to AHL or Subsidiaries of AHL in accordance with the allocations designated in writing by AHL to AGM at least two (2) Business Days prior to the Closing.

2.3    Anti-Dilution. The Closing AHL Shares and the Issued AOG Units shall be appropriately adjusted to take into account any stock split, stock dividend, combination, reverse stock split, recapitalization, or similar change in AHL Common Shares or Operating Group Units, as the case may be, which may occur between the date of execution of this Agreement and the Closing. For the avoidance of doubt, none of the Transactions contemplated by the Transaction Documents shall trigger any adjustment under this Section 2.3.

2.4    Intended Tax Treatment. The parties hereto intend that each transfer of Contributed AHL Shares by AHL to each New AOG Subsidiary in exchange for Issued AOG Units described in Section 2.1(a) shall be treated as a contribution and exchange of such Contributed AHL Shares for an interest in the member of the Apollo Operating Group that owns such New AOG Subsidiary, which contribution and exchange is described in Section 721 of the Internal Revenue Code of 1986, as amended, for U.S. federal, state and local income tax purposes (the “Intended Tax Treatment”). The parties hereto shall file all U.S. federal, state and local tax returns in a manner consistent with the Intended Tax Treatment. The parties hereto acknowledge and agree that the transactions contemplated by this Agreement will result in a “revaluation of partnership property” with respect to each member of the Apollo Operating Group as described in Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF AHL

Except as (a) otherwise disclosed or modified by the Disclosure Schedule, or (b) as otherwise disclosed in the AHL SEC Documents (other than (i) any information that is contained solely in the “Risk Factors” section of such AHL SEC Documents, except to the extent such information in “Risk Factors” consists of factual historical statements, and (ii) any forward-looking statements contained in such AHL SEC Documents or other disclosures that are predictive, cautionary or forward-looking in nature), AHL hereby represents and warrants to AGM, as of the date hereof and as of the Closing Date, as follows:

3.1    Organization and Qualification. AHL has been incorporated and is validly existing as a corporation in good standing under the Laws of Bermuda, has the corporate power and authority to own, lease or operate its property and to conduct its business in which it is currently engaged and presently proposes to engage and is qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that any such failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AHL.

3.2    Capitalization.

(a)    As of the date hereof, the authorized capital stock of AHL consists of (i) 425,000,000 AHL Class A Common Shares, (ii) 325,000,000 AHL Class B Common Shares, (iii) 7,109,560 Class M-1 Common Shares, (iv) 5,000,000 Class M-2 Common Shares, (v) 7,500,000 Class M-3 Common Shares, and (vi) 7,500,000 Class M-4 Common Shares. As of October 23, 2019, (A) except as set forth on Schedule 3.2, 143,947,935 AHL Class A Common Shares were issued and outstanding, (B) 25,433,465 AHL Class B Common Shares were issued and outstanding, (C) 3,273,390 Class M-1 Common Shares were issued and outstanding, (D) 841,011 Class M-2 Common Shares were issued and outstanding, (E) 1,000,000 Class M-3 Common Shares were issued and outstanding, and (F) 3,971,030 Class M-4 Common Shares were issued and outstanding. As of October 23, 2019, there were (x) outstanding stock options to acquire 1,425,154 AHL Class A Common Shares, (y) outstanding restricted stock units covering 632,636 AHL Class A Common Shares and (z) outstanding restricted stock units covering 13,951 Class M-4 Common Shares. Except as set forth in the preceding sentences of this Section 3.2, as of October 23, 2019, there are no outstanding shares of capital stock of, or other equity or voting interest in AHL and no outstanding options, warrants, rights or other commitments or agreements to acquire from AHL, or that obligates AHL to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, AHL. As of the date hereof there have been no changes to the capitalization set forth in the preceding sentences of this Section 3.2 since October 23, 2019 other than de minimis changes (except for the Class M-1, M-2, M-3 and M-4 Shares of which, as of the date hereof, there has been no change to the capitalization set forth in the preceding sentences of this Section 3.2).

(b)    Except as set forth on Schedule 3.2, AHL or one or more of its direct or indirect Subsidiaries owns the common stock, membership interests or other ownership interests, as applicable, in each of its Subsidiaries free and clear of all Liens, encumbrances and adverse claims, except for such Liens, encumbrances and adverse claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AHL.

3.3    Authorization, Execution and Delivery. AHL has requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the Transactions. On or prior to the date of this Agreement, the Special Committee has recommended the Transaction to the AHL board of directors, and the disinterested members of the AHL board of directors have (i) approved this Agreement and the other Transaction Documents and the Transactions; (ii) determined that the terms of this Agreement and the other Transaction Documents and the Transactions, including the issuances of AHL Common Shares contemplated by this Agreement and the AHL Shareholders Agreement (the “Share Transactions”), are in the best interests of AHL and its shareholders; (iii) directed that the proposed Bye-law amendments contemplated by the Amended and Restated Bye-Laws (the “Bye-law Amendments”) and the Share Transactions be submitted to the shareholders of AHL for approval; (iv) resolved to recommend approval of the Bye-law Amendments and the Share Transactions by AHL’s shareholders (the “AHL Recommendation”); and (v) declared that this Agreement and the other Transaction Documents and the Transactions, including the Share Transactions, are advisable. Subject to receipt of the Required Vote as described in Section 3.18, no other corporate proceedings on the part of AHL are necessary to authorize the Transactions. This Agreement has been executed and delivered by AHL.

3.4    No Conflict. Neither the offer and sale of the Closing AHL Shares or the Conditional Right Shares nor the execution and delivery by AHL of, and the performance by AHL of its obligations under, this Agreement will result in a violation or default of, or the imposition of any Lien upon any property or assets of AHL or any of its Subsidiaries pursuant to (a) any provision of applicable Law, (b) the memorandum of association or bye-laws of AHL, (c) the Governing Documents of any Subsidiary of AHL, (d) any agreement or other instrument binding upon AHL or any Subsidiary of AHL or (e) any Order of any Governmental Entity, agency or court having jurisdiction over AHL or any of its Subsidiaries or any of their properties, except in the case of clauses (a), (c), (d) and (e) for any such violation, default or Lien that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AHL.

3.5    Consents and Approvals. Except as set forth on Schedule 3.5, no consent, approval, authorization, Order, registration, qualification or filing of or with any Governmental Entity by AHL is required in connection with the Transactions, except such as may be required under the Exchange Act, the Securities Act or “Blue Sky” Laws. Except as set forth on Schedule 3.5, no consent, approval, or authorization of any other Person is required to be obtained by AHL in connection with the Transactions, except for any such consent, approval or authorization that would not reasonably be expected to have a Material Adverse Effect on AHL.

3.6    Issuance; Valid Issuance. The Closing AHL Shares and Conditional Right Shares to be issued pursuant to the terms of this Agreement will, when issued, be duly and validly authorized, issued and delivered and shall be fully paid and non-assessable, and the Closing AHL Shares and Conditional Right Shares will be free and clear of all Liens, preemptive rights, subscription and similar rights (other than transfer restrictions imposed under the Transaction Documents or by applicable Law). Assuming the accuracy of the representations and warranties of AGM set forth in Article IV, it is not necessary in connection with the issuance and sale of the Closing AHL Shares or the Conditional Right Shares in the manner contemplated by this Agreement to register such issuance and sale under the Securities Act.

3.7    Investment Company Act. AHL is not an “investment company” within the meaning of the Investment Company Act of 1940.

3.8    Compliance with SEC Filings.

(a)    AHL has timely filed or furnished all forms, documents and reports required to be filed or furnished by it with the SEC since January 1, 2018 through the date hereof (such documents together with all other forms, documents and reports filed or furnished by AHL with the SEC, including the exhibits thereto and documents incorporated by reference therein, collectively, the “AHL SEC Documents”). As of their respective filing dates or, if amended, as of the date of filing such amendment, the AHL SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations promulgated thereunder, and none of the AHL SEC Documents included, as of their respective filing dates, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved SEC comments in relation to the AHL SEC Documents and no pro forma financial statements are required to be included in the AHL SEC Documents.

(b)    AHL maintains (i) systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or Persons performing similar functions, sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (ii) a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by AHL in reports that it files with the SEC pursuant to the SEC’s rules and forms is so disclosed and includes controls and procedures designed to ensure that such information is accumulated and communicated to AHL’s management as appropriate to allow timely decisions regarding required disclosure, and conclusions regarding the effectiveness of such disclosure controls and procedures as set forth in the AHL SEC Documents were accurate as of the times therein indicated. Conclusions regarding the effectiveness of AHL’s internal control over financial reporting as set forth in the AHL SEC Documents were accurate as of the times therein indicated.

3.9    Financial Statements. The audited financial statements and unaudited financial statements (including all related notes and schedules) of AHL included in the AHL SEC Documents complied as to form in all material respects with the rules and regulations of the SEC then in effect, fairly present in all material respects the consolidated financial position of AHL and its consolidated Subsidiaries, as of the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal recurring year-end audit adjustments that were not or are not expected to be, individually or in the aggregate, materially adverse to AHL), and were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved.

3.10    Absence of Certain Changes or Events. Since the date of the most recent balance sheet included in the AHL SEC Documents and after giving effect to the Transactions, there has not occurred any Material Adverse Effect with respect to AHL. As of the date hereof, no stop order suspending the effectiveness of any Registration Statement of AHL is in effect, and no Proceedings for such purpose are pending before or, to the knowledge of AHL, threatened by the SEC.

3.11    Litigation and Regulatory Proceedings. Except as set forth on Schedule 3.11, there are no legal or governmental claims, actions, suits, arbitrations or similar Proceedings pending or, to the knowledge of AHL, threatened, to which AHL or any of its Subsidiaries is a party or to which any of the properties of AHL or any of its Subsidiaries are subject wherein an unfavorable decision, ruling or finding would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on AHL.

3.12    Compliance with Law. AHL and each of its Subsidiaries are, and since January 1, 2018 have been, in compliance with and not in default under or in violation of any Law, except as where such non-compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AHL. Since January 1, 2018, neither AHL nor any of its Subsidiaries have received any notice or other communication from any Governmental Entity regarding any actual or possible violation of, or failure to comply with, any Law, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AHL.

3.13    No Broker’s Fees. AHL is not a party to any contract with any Person that would give rise to a valid claim against AGM for a brokerage commission, finder’s fee or like payment in connection with the Transactions.

3.14    No General Solicitation. Neither AHL, nor any of its officers, directors, managers, members, employees, agents, stockholders, partners or Affiliates has either directly or indirectly engaged in any general solicitation or published any advertisement in connection with the offer and sale of the Closing AHL Shares or the Conditional Right Shares.

3.15    No Integration; No Disqualifying Event. Neither AHL nor, to AHL’s knowledge, any of its Affiliates or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security of AHL or solicited any offers to buy any security, under circumstances that would adversely affect reliance by AHL on Section 4(a)(2) of the Securities Act for the exemption from the registration requirements imposed under Section 5 of the Securities Act for the Transactions or that would require such registration under the Securities Act. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act is applicable to AHL.

3.16    Compliance with Listing Requirements. The AHL Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the NYSE. AHL is in compliance in all material respects with the listing and listing maintenance requirements of the NYSE applicable to it for the continued trading of its AHL Common Shares thereon. AHL has not received any notification that the NYSE is contemplating delisting the AHL Common Shares from the NYSE.

3.17    Use of Form S-3. AHL is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act and meets the registration and transaction requirements for use of the Registration Statement on Form S-3 for the registration of the resale of the AHL Common Shares issued pursuant to this Agreement.

3.18    Required Vote. The affirmative vote of a majority of the votes cast by the holders of the AHL Common Shares and AHL Class B Common Shares (voting as a single class) at a meeting is required in connection with the Share Transactions and the affirmative vote of (a) the holders of capital stock of AHL holding at least a majority of the aggregate voting power of the AHL Common Shares and AHL Class B Common Shares (voting as a single class), (b) the majority of the total outstanding AHL Class B Common Shares and (c) the holders of capital stock of AHL holding at least a majority of the aggregate voting power of the AHL Class M-1, M-2, M-3 and M-4 Shares (each voting as a single class) are required in connection with the amendment and restatement of the bye-laws of AHL contemplated by this Agreement (collectively, the “Required Vote”) and no other vote or consent of the holders of any class or series of capital stock of AHL is necessary to approve this Agreement or any of the Transactions.

3.19    No Registration. AHL understands that (a) the Issued AOG Units have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of AHL’s representations as expressed herein or otherwise made pursuant hereto and (b) the Issued AOG Units cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available.

3.20    Purchasing Intent. AHL is acquiring the Issued AOG Units for its own account or accounts or funds over which it holds voting discretion, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and AHL has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with applicable securities Laws and subject to compliance with the provisions hereof.

3.21    Sophistication; Investigation.

(a)    AHL has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Issued AOG Units. AHL is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act or a “qualified institutional buyer” within the meaning of

Rule 144A under the Securities Act. AHL understands and is able to bear any economic risks associated with its investment in the Issued AOG Units (including the necessity of holding such shares for an indefinite period of time and including an entire loss of its investment in the Issued AOG Units). Except for the representations and warranties expressly set forth in this Agreement, AHL has independently evaluated the merits and risks of its decision to enter into this Agreement, is consummating the Transactions with a full understanding, based exclusively on its own independent review, of all of the terms, conditions and risks and willingly assumes those terms, conditions and risks, and disclaims reliance on any representations or warranties, either expressed or implied, by or on behalf of AGM.

(b)    AHL acknowledges and understands that AGM has not been requested to provide, and has not provided, AHL with any advice with respect to the Issued AOG Units, and such advice is neither necessary nor desired.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF AGM

Except as (a) otherwise disclosed or modified by the Disclosure Schedule, or (b) as otherwise disclosed in the AGM SEC Documents (other than (i) any information that is contained solely in the “Risk Factors” section of such AGM SEC Documents, except to the extent such information in “Risk Factors” consists of factual historical statements, and (ii) any forward-looking statements contained in such AGM SEC Documents or other disclosures that are predictive, cautionary or forward-looking in nature), AGM hereby represents and warrants to AHL, as of the date hereof and as of the Closing Date, as follows:

4.1    Organization and Qualification. AGM and each member of the Apollo Operating Group is a legal entity organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the Laws of its jurisdiction of incorporation or organization, has the requisite power and authority (corporate or otherwise) to own, lease or operate its property and to conduct its business in which it is currently engaged and presently proposes to engage and is qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that any such failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AGM.

4.2    Capitalization.

(a)    As of the date hereof, the authorized capital stock of AGM consists of (i) 90,000,000,000 shares of AGM Common Stock, (ii) 999,999,999 shares of Class B Common Stock, (iii) 1 share of Class C Common Stock, (iv) 11,000,000 shares of Series A Preferred Stock, (v) 12,000,000 shares of Series B Preferred Stock. As of October 23, 2019, (A) 222,402,725 shares of AGM Common Stock were issued and outstanding, (B) 1 share of Class B Common Stock was issued and outstanding, (C) 1 share of Class C Common Stock was issued and outstanding, (D) 11,000,000 shares of Series A Preferred Stock were issued and outstanding, (E) 12,000,000 shares of Series B Preferred Stock were issued an outstanding, and (F) 402,764,033 Operating Group Units were outstanding. As of October 23, 2019, there were (x) outstanding stock options to acquire 200,0000 shares of AGM Common Stock and (y) outstanding restricted share units covering 11,983,008 shares of AGM Common Stock. Except as set forth in the preceding sentences of this Section 4.2, as of October 23, 2019, there are no outstanding shares of capital stock of, or other equity or voting interest in AGM and no outstanding options, warrants, rights or other commitments or agreements to acquire from AGM, or that obligates AGM to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, AGM. As of the date hereof there have been no changes to the capitalization set forth in the preceding sentences of this Section 4.2 since October 23, 2019 other than de minimis changes.

(b)    The capitalization of each member of the Apollo Operating Group as of the date hereof is set forth on Section 4.2(b) of the Disclosure Schedule.

(c)    AGM or one or more of its direct or indirect Subsidiaries owns the common stock, membership interests or other ownership interests, as applicable, in each of its Subsidiaries free and clear of all Liens, encumbrances and adverse claims, except for such Liens, encumbrances and adverse claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AGM.

(d)    No member of the Apollo Operating Group owns capital stock of AGM.

4.3    Authorization, Execution and Delivery. Each of AGM and each member of the Apollo Operating Group has the requisite power and authority (corporate or otherwise) to enter into this Agreement, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by the board of directors of AGM and the requisite corporate proceedings of each member of the Apollo Operating Group and no other corporate proceedings on the part of AGM or any member of the Apollo Operating Group are necessary to authorize the Transactions. This Agreement has been executed and delivered by AGM.

4.4    No Conflict. Neither the offer and sale of the Issued AOG Units nor the execution and delivery by AGM and each member of the Apollo Operating Group of, and the performance by AGM and each member of the Apollo Operating Group of their respective obligations under, this Agreement will result in a violation or default of, or the imposition of any Lien upon any property or assets of AGM or any of its Subsidiaries pursuant to (a) any provision of applicable Law, (b) the certificate of incorporation or bylaws of AGM or the Governing Documents of any member of the Apollo Operating Group, (c) the Governing Documents of any Subsidiary of AGM or any member of the Apollo Operating Group, (d) any agreement or other instrument binding upon AGM, any member of the Apollo Operating Group or any of their respective Subsidiaries or (e) any Order of any Governmental Entity, agency or court having jurisdiction over AGM, any member of the Apollo Operating Group or any of their respective Subsidiaries or any of their properties, except in the case of clauses (a), (c), (d) and (e) for any such violation, default or Lien that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AGM.

4.5    Consents and Approvals. The Class C Stockholder (as defined in the Certificate of Incorporation of AGM) has duly approved the Transaction, and, except as set forth on Schedule 4.5, no other consent, approval, authorization, Order, registration, qualification or filing of or with any Governmental Entity by AGM or any member of the Apollo Operating Group, including any shareholder approvals, is required in connection with the Transactions, except such as may be required under the Exchange Act, the Securities Act or “Blue Sky” Laws. Except for the approval of the Class C Stockholder, no consent, approval, or authorization of any other Person is required to be obtained by AGM or any member of the Apollo Operating Group in connection with the Transactions, except for any such consent, approval or authorization that would not reasonably be expected to have a Material Adverse Effect on AGM.

4.6    Issuance; Valid Issuance. The Issued AOG Units to be issued pursuant to the terms of this Agreement will, when issued, be duly and validly authorized, issued and delivered and shall be fully paid and non-assessable, and the Issued AOG Units will be free and clear of all Liens, preemptive rights, subscription and similar rights (other than restrictions imposed under the Transaction Documents or by applicable Law). Assuming the accuracy of the representations and warranties of AHL set forth in Article III, it is not necessary in connection with the issuance and sale of the Issued AOG Units in the manner contemplated by this Agreement to register such issuance and sale under the Securities Act.

4.7    Investment Company Act. Neither AGM nor any member of the Apollo Operating Group is an “investment company” within the meaning of the Investment Company Act of 1940.

4.8    Compliance with SEC Filings.

(a)    AGM has timely filed or furnished all forms, documents and reports required to be filed or furnished by it with the SEC since January 1, 2018 through the date hereof (such documents together with all other forms, documents and reports filed or furnished by AGM with the SEC, including the exhibits thereto and documents incorporated by reference therein, collectively, the “AGM SEC Documents”). As of their respective filing dates or, if amended, as of the date of filing such amendment, the AGM SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations promulgated thereunder, and none of the AGM SEC Documents included, as of their respective filing dates, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved SEC comments in relation to the AGM SEC Documents and no pro forma financial statements are required to be included in the AGM SEC Documents.

(b)    AGM maintains (i) systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or Persons performing similar functions, sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (ii) a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by AGM in reports that it files with the SEC pursuant to the SEC’s rules and forms is so disclosed and includes controls and procedures designed to ensure that such information is accumulated and communicated to AGM’s management as appropriate to allow timely decisions regarding required disclosure, and conclusions regarding the effectiveness of such disclosure controls and procedures as set forth in the AGM SEC Documents were accurate as of the times therein indicated. Conclusions regarding the effectiveness of AGM’s internal control over financial reporting as set forth in the AGM SEC Documents were accurate as of the times therein indicated.

4.9    Financial Statements. The audited financial statements and unaudited financial statements (including all related notes and schedules) of AGM included in the AGM SEC Documents complied as to form in all material respects with the rules and regulations of the SEC then in effect, fairly present in all material respects the consolidated financial position of AGM and its consolidated Subsidiaries, as of the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal recurring year-end audit adjustments that were not or are not expected to be, individually or in the aggregate, materially adverse to AGM), and were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved. The unaudited financial information of the Apollo Operating Group included in the AGM SEC Documents as an “Unaudited Reconciliation of Financial Data” fairly present in all material respects the consolidated financial position of the Apollo Operating Group, as of the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods reflected therein.

4.10    Absence of Certain Changes or Events. Since the date of the most recent balance sheet included in the AGM SEC Documents and after giving effect to the Transactions, there has not occurred any Material Adverse Effect with respect to AGM. As of the date hereof, no stop order suspending the effectiveness of any Registration Statement of AGM is in effect, and no Proceedings for such purpose are pending before or, to the knowledge of AGM, threatened by the SEC.

4.11    Litigation and Regulatory Proceedings. There are no legal or governmental claims, actions, suits, arbitrations or similar Proceedings pending or, to the knowledge of AGM, threatened, to which AGM or any of its Subsidiaries is a party or to which any of the properties of AGM or any of its Subsidiaries are subject wherein an unfavorable decision, ruling or finding would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on AGM.

4.12    Compliance with Law. AGM and each of its Subsidiaries are, and since January 1, 2018 have been, in compliance with and not in default under or in violation of any Law, except as where such non-compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AGM. Since January 1, 2018, neither AGM nor any of its Subsidiaries have received any notice or other communication from any Governmental Entity regarding any actual or possible violation of, or failure to comply with, any Law, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AGM.

4.13    No Broker’s Fees. AGM is not a party to any contract with any Person that would give rise to a valid claim against AHL for a brokerage commission, finder’s fee or like payment in connection with the Transactions.

4.14    No General Solicitation. Neither AGM, nor any of its officers, directors, managers, members, employees, agents, stockholders, partners or Affiliates has either directly or indirectly engaged in any general solicitation or published any advertisement in connection with the offer and sale of the Issued AOG Units to AHL.

4.15    No Integration; No Disqualifying Event. Neither AGM nor, to AGM’s knowledge, any of its Affiliates or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security of AGM or solicited any offers to buy any security, under circumstances that would adversely affect reliance by AGM on Section 4(a)(2) of the Securities Act for the exemption from the registration requirements imposed under Section 5 of the Securities Act for the Transactions or that would require such registration under the Securities Act. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act is applicable to AGM.

4.16    Compliance with Listing Requirements. The AGM Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NYSE. AGM is in compliance in all material respects with the listing and listing maintenance requirements of the NYSE applicable to it for the continued trading of its AGM Common Stock thereon. AGM has not received any notification that the NYSE is contemplating delisting the AGM Common Stock from the NYSE.

4.17    Use of Form S-3. AGM is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act and meets the registration and transaction requirements for use of the Registration Statement on Form S-3.

4.18    No Registration. AGM understands that (a) neither the Closing AHL Shares nor the Conditional Right Shares have been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of AGM’s representations as expressed herein or otherwise made pursuant hereto and (b) neither the Closing AHL Shares nor the Conditional Right Shares can be sold unless subsequently registered under the Securities Act or an exemption from registration is available.

4.19    Purchasing Intent. AGM is acquiring the AHL Common Shares issued pursuant to this Agreement for its own account or accounts or funds over which it holds voting discretion, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and AGM has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with applicable securities Laws and subject to compliance with the provisions hereof.

4.20    Sophistication; Investigation.

(a)    AGM and the Apollo Operating Group have such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Closing AHL Shares and the Conditional Right Shares. AGM is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. AGM understands and is able to bear any economic risks associated with its investment in the Closing AHL Shares and Conditional Right Shares (including the necessity of holding such shares for an indefinite period of time and including an entire loss of its investment in the Closing AHL Shares and Conditional Right Shares). Except for the representations and warranties expressly set forth in this Agreement, AGM has independently evaluated the merits and risks of its decision to enter into this Agreement, is consummating the Transactions with a full understanding, based exclusively on its own independent review, of all of the terms, conditions and risks and willingly assumes those terms, conditions and risks, and disclaims reliance on any representations or warranties, either expressed or implied, by or on behalf of AHL.

(b)    AGM acknowledges and understands that AHL has not been requested to provide, and has not provided, AGM with any advice with respect to the Closing AHL Shares or Conditional Right Shares, and such advice is neither necessary nor desired.

4.21    Information Supplied. The information to be supplied by or on behalf of AGM for inclusion or incorporation by reference in the Proxy Statement, on the date the Proxy Statement, or any amendment or supplement thereto, is first published, sent or given to the shareholders of AHL, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they shall be made, not misleading. Notwithstanding the foregoing, AGM makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of AHL for inclusion or incorporation by reference in the Proxy Statement.

4.22    Tax Classification. Each member of the Apollo Operating Group is properly classified as a partnership for U.S. federal income (and applicable state and local) tax purposes and each New AOG Subsidiary is properly classified as an entity disregarded as separate from the applicable member of the Apollo Operating Group from which it will receive Issued AOG Units pursuant to Section 2.1 of this Agreement for U.S. federal income (and applicable state and local) tax purposes.

ARTICLE V

OTHER AGREEMENTS OF THE PARTIES

5.1    Filings; Other Actions.

(a)    Efforts Standard. AHL, on the one hand, and AGM, on the other hand, will cooperate and consult with the other and use commercially reasonable efforts to prepare and file, or cause to be prepared and filed, all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting periods, necessary or advisable to consummate the Transactions, and to perform the covenants contemplated by this Agreement. AHL and AGM will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable Laws relating to the exchange of information, all the information relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions to which it will be party contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees to keep the other party apprised of the status of matters referred to in this Section 5.1. AHL and AGM shall promptly furnish the other with copies of all written communications received by it or its Subsidiaries from, or delivered by any of the foregoing to, any

Governmental Entity in respect of the Transactions. AHL and AGM shall each timely file any filings and notices required by the SEC or applicable Law with respect to the Transactions. For the avoidance of doubt, the efforts required by this Section 5.1 shall not require, or be construed to require, any Specified Party, Fund or Portfolio Company to (A) agree to sell, hold separate, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interest in any of their respective assets or businesses, or (B) any conditions relating to, or changes or restriction in, the operations of any such assets or businesses; provided that the inclusion of a reference to any action in this sentence shall not imply that commercially reasonable efforts would require a party to take any such action. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall require AGM or its Affiliates to take any action which would adversely impact the compensation arrangements between AGM or its Affiliates, on the one hand, and Athene or its Affiliates, on the other hand.

(b)    Blue Sky.

(i)    AHL shall take such action as AHL shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Closing AHL Shares at the Closing and Conditional Right Shares at the closing of the sale of any Conditional Right Shares under applicable securities or “Blue Sky” Laws of the states of the United States, and shall provide evidence of any such action so taken to AGM. AHL shall make all filings and reports relating to the offer and sale of the Closing AHL Shares and Conditional Right Shares required under applicable securities or “Blue Sky” Laws of the states of the United States. AHL will provide to AGM a reasonable opportunity to review and provide comments with respect to any filings and reports prior to the submission thereof and AHL shall reasonably consider any comments promptly provided by AGM; provided, that in no event shall AHL be obligated to delay the submission of a filing or report in connection with such review and comment by AGM past its due date.

(ii)    AGM shall take such action as AGM shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Issued AOG Units under applicable securities or “Blue Sky” Laws of the states of the United States, and shall provide evidence of any such action so taken to AHL. AGM shall make all filings and reports relating to the offer and sale of the Issued AOG Units required under applicable securities or “Blue Sky” Laws of the states of the United States. AGM will provide to AHL a reasonable opportunity to review and provide comments with respect to any filings and reports prior to the submission thereof and AGM shall reasonably consider any comments promptly provided by AHL; provided, that in no event shall AGM be obligated to delay the submission of a filing or report in connection with such review and comment by AHL past its due date.

(c)    Listing.

(i)    AHL shall file supplemental listing application(s) with the NYSE and shall use commercially reasonable efforts to cause the Closing AHL Shares to be approved for listing on the NYSE at the Closing (subject to official notice of issuance) and the Conditional Right Shares to be approved for listing on the NYSE at the closing of the sale of any Conditional Right Shares (subject to official notice of issuance).

5.2    Proxy Statement.

(a)    AHL shall (i) as promptly as practicable after the date of this Agreement, prepare and file with the SEC a proxy statement (together with any amendments thereof or supplements thereto and any other required proxy materials, the “Proxy Statement”) relating to a meeting of the shareholders of AHL for the purpose of seeking the Required Vote (the “AHL Shareholders Meeting”), (ii) respond as promptly as reasonably practicable to any comments received from the staff of the SEC with respect to such filings, (iii) as promptly as reasonably practicable, prepare and file any amendments or supplements necessary to be filed in response to any such comments, (iv) use commercially reasonable efforts to have the Proxy Statement cleared by the staff of the SEC and thereafter mail to its stockholders such Proxy Statement in final form as promptly as practicable, and (v) to the extent required by applicable Law, promptly file and mail to the AHL shareholders any supplement or amendment to such Proxy Statement. AHL shall promptly notify AGM upon the receipt of any comments (written or oral) from the SEC or its staff or any requests from the SEC or its staff for amendments or supplements to the Proxy Statement, shall consult with AGM and provide AGM with the opportunity to review and comment upon any response to such comments or requests prior to responding to any such comments or requests and shall reasonably consider AGM’s comments in good faith, and shall provide AGM promptly with copies of all correspondence between AHL and its representatives, on the one hand, and the SEC and its staff, on the other hand. AGM shall cooperate with AHL in connection with the preparation and filing of the Proxy Statement, including promptly furnishing AHL, upon request, with any and all information as may be reasonably required to be set forth in the Proxy Statement under the Exchange Act. AHL will provide AGM a reasonable opportunity to review and comment upon the Proxy Statement, or any amendments or supplements thereto, prior to filing the same with the SEC, and shall reasonably consider AGM’s comments in good faith.

(b)    If, at any time prior to AHL Shareholders Meeting any information relating to AHL or AGM or any of their respective Affiliates should be discovered by AHL or AGM which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party, and, to the extent required by applicable Law, AHL shall disseminate an appropriate amendment thereof or supplement thereto describing such information to AHL’s shareholders.

(c)    Subject to Section 5.4, the AHL Recommendation shall be included in the Proxy Statement.

5.3    Shareholder Approval. AHL shall, as soon as reasonably practicable following the date on which the Proxy Statement has been declared effective by the SEC, duly call and give notice of and convene and hold the AHL Shareholders Meeting; provided, however, that AHL may postpone or adjourn the AHL Shareholders Meeting (a) with the prior written consent of AGM; (b) if a quorum has not been established for such AHL Shareholders Meeting; (c) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the board of directors of AHL has determined in good faith after consultation with outside counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the shareholders of AHL prior to the AHL Shareholders Meeting; (d) to allow reasonable additional time to solicit additional AHL shareholders, if and to the extent the Required Vote would not otherwise be obtained; or (e) if required by applicable Law; provided, however, that in the case of clause (b), (c), or (d), the AHL Shareholders Meeting shall not be postponed or adjourned for more than twenty (20) Business Days from the originally scheduled date of the AHL Shareholders Meeting without the prior written consent of AGM. AHL shall postpone or adjourn the AHL Shareholders Meeting, if requested by AGM (in AGM’s sole discretion) to permit additional time to solicit the Required Vote, if sufficient proxies constituting the Required Vote have not been received by AHL. Each of AGM and AHL shall keep the other reasonably updated with respect to proxy solicitation results.

5.4    No Adverse AHL Recommendation.

(a)    Except as set forth in Section 5.4(b), the board of directors of AHL or any committee thereof (including the Special Committee) shall not withdraw, suspend, modify or amend the AHL Recommendation in any manner adverse to AGM or fail to include the AHL Recommendation in the Proxy Statement (an “Adverse AHL Recommendation”).

(b)    Notwithstanding the foregoing, the board of directors of AHL or the Special Committee may, at any time before obtaining the Required Vote, to the extent it determines by resolution in good faith, after consultation with its outside financial advisors and outside legal counsel, that failure to take such action would be a breach of its fiduciary duties under the Laws of Bermuda, make an Adverse AHL Recommendation, but only if:

(i)    AHL shall have first provided AGM prior written notice, at least five (5) Business Days in advance, that it intends to make such Adverse AHL Recommendation, which notice shall include reasonable detail regarding the reasons for such Adverse AHL Recommendation; and

(ii)    during the five (5) Business Days after the receipt of such notice, AHL shall have negotiated, and shall have caused its representatives to negotiate, with AGM in good faith (to the extent AGM desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that there is no longer a reasonable basis for such Adverse AHL Recommendation.

5.5    Securities Law Matters.

(a)    Legends. Each certificate evidencing securities issued hereunder and each certificate issued in exchange for or upon the transfer of any such securities, shall be stamped or otherwise imprinted with a legend (the “Legend”) in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE HOLDER.”

In the event that any such securities are uncertificated, such securities shall be subject to a restrictive notation substantially similar to the Legend in the stock ledger or other appropriate records maintained by the issuer of such securities (the “Issuer”) or agent and the term “Legend” shall include such restrictive notation. The Issuer shall, and shall cause any transfer agent to, remove the Legend (or restrictive notation, as applicable) set forth above from the certificates evidencing any such securities (or the securities register or other appropriate records, in the case of uncertified securities), promptly upon request, at any time after the restrictions described in such Legend cease to be applicable, including, as applicable, when such securities may be sold pursuant to Rule 144 under the Securities Act, pursuant to an effective Registration Statement, and under this Agreement. The Issuer may reasonably request such opinions, certificates or other evidence that such restrictions no longer apply as a condition to removing the Legend.

(b)    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the AHL Common Shares to the public without registration, AHL agrees, so long as AGM and its Controlled Affiliates beneficially own equal to or greater than 7.5% of AHL’s Common Shares to (A) use its commercially reasonable efforts to make and keep public information regarding AHL available, as those terms are understood and defined in Rule 144 under the Securities Act, and file with the SEC in a timely manner all reports and other documents required to be filed by AHL under the Securities Act and the Exchange Act at, in each case, all times from and after the date hereof and (B) furnish, unless otherwise available at no charge by access electronically to the SEC’s EDGAR filing system, to AGM forthwith upon request (I) a copy of the most recent annual or quarterly report of AHL, and (II) such other reports and documents of AHL so filed with the SEC as AGM may reasonably request in availing itself of any rule or regulation of the SEC allowing AGM to sell any such AHL Common Shares without registration.

(c)    Integration.

(i)    AHL shall not, and shall use commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Closing AHL Shares or Conditional Right Shares in a manner that would require the registration under the Securities Act of the sale of the Closing AHL Shares or Conditional Right Shares or that would be integrated with the offer or sale of the Closing AHL Shares or Conditional Right Shares for purposes of the rules and regulations of the NYSE.

(ii)    AGM shall not, and shall use commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Issued AOG Units in a manner that would require the registration under the Securities Act of the sale of the Issued AOG Units or that would be integrated with the offer or sale of the Issued AOG Units for purposes of the rules and regulations of the NYSE.

5.6    AHL Capital Structure. Contemporaneously with the Closing, AHL shall cause its bye-laws to be amended and restated in the form attached hereto as Exhibit F (the “Amended and Restated Bye-Laws”).

5.7    Conditional Right.

(a)    Terms. AHL hereby grants AGM, or its designee as set out below, a conditional right (the “Conditional Right”) to purchase up to that number of AHL Common Shares that would result in the Conditional Right Parties Shares, following the exercise of such Conditional Right, being equal to thirty-five percent (35%) of the issued and outstanding AHL Common Shares (including in the denominator the maximum number of AHL Common Shares issuable upon conversion of all outstanding Convertible Securities) (the “Conditional Right Shares”), for a purchase price equal to the Conditional Right Price of the AHL Common Shares. AGM shall have the right to exercise the Conditional Right for one hundred and eighty (180) days after the Closing Date, if at such time, the Conditional Right Parties Shares are equal to less than thirty-five percent (35%) of the issued and outstanding AHL Common Shares (including in the denominator the maximum number of AHL Common Shares issuable upon conversion of all outstanding Convertible Securities) as of such date. The Conditional Right may be exercised in whole or in part and on up to three (3) separate occasions. If not terminated earlier upon exercise, the Conditional Right shall automatically terminate on the date that is one hundred and eighty one (181) days after the Closing Date.

(b)    Exercise Procedures. To exercise the Conditional Right, AGM shall deliver a written notice of such exercise (the “Exercise Notice”) to AHL. The Exercise Notice shall indicate the number of AHL Common Shares that AGM is purchasing pursuant to the Conditional Right. As promptly as reasonably practicable, but not less than five (5) Business Days, following the delivery of the Exercise Notice to AHL (provided that such period shall be tolled to the extent necessary to obtain all required regulatory approvals), AHL and AGM shall effect the closing of the purchase indicated by the Exercise Notice. At such closing, (i) AGM shall pay or cause to be paid to AHL, by wire transfer to an account designated in writing to AGM by AHL for such purpose, an amount in U.S. dollars that is equal to the aggregate Conditional Right Price in respect of the number of Conditional Right Shares indicated by the Exercise Notice, and (ii) AHL shall issue the Conditional Right Shares indicated in the Exercise Notice to one (1) or more Affiliates of AGM designated by AGM.

5.8    Closing Agreements. Concurrently with the Closing, AHL, AGM and each member of the Apollo Operating Group shall execute each of the Closing Agreements that this Agreement contemplates such parties will be a party to as of the Closing.

5.9    Tax Classification. Neither AGM nor any of its Affiliates shall file an election to treat any member of the Apollo Operating Group as other than a partnership for U.S. federal income (and applicable state and local) tax purposes or take any action or file an election to treat any New AOG Subsidiary as other than an entity disregarded as separate from the applicable member of the Apollo Operating Group from which it has received Issued AOG Units pursuant to Section 2.1 of this Agreement for U.S. federal income (and applicable state and local) tax purposes.

5.10    Tax Audits. AGM shall cause each member of the Apollo Operating Group to, and each such member shall, make an election pursuant to 6226 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or any similar provision of state, local, or foreign law with respect to any material “imputed underpayment” (as defined in the Code) of any member of the Apollo Operating Group or any other material adjustment to the taxes of any member of the Apollo Operating Group by a Governmental Entity or any material penalties or interest incurred in connection with such adjustment, in each case with respect to taxable periods beginning prior to the Closing Date.

5.11    Tax Cooperation. AGM shall, upon AHL’s reasonable request and at AHL’s expense, cooperate with AHL and its Affiliates to structure the sale by AHL (or any Affiliate of AHL) of the Issued AOG Units pursuant to the Liquidity Agreement in a tax-efficient manner; provided, however that AGM shall not be required to agree to structure any sale by AHL (or any affiliate of AHL) in a manner that would be materially adverse to AGM, its Affiliates or any other holder of Operating Group Units (provided, that for these purposes, structuring any sale in a manner that would cause AGM to lose any step-up in tax basis of any assets owned by any member of the Apollo Operating Group attributable to any appreciation in value in such assets from the Closing Date will not be deemed to be materially adverse to AGM, but structuring any sale in a manner that could cause AGM to ultimately recognize any of the built in gain attributable to the built-in gain in the Contributed AHL Shares as of the time of their contribution to the Apollo Operating Group, will be deemed to be materially adverse to AGM). AGM shall (i) following the date hereof, cooperate in good faith with AHL and its advisors to identify any member of the Apollo Operating Group or any subsidiary thereof that (a) is reasonably likely to be treated as an entity that is fiscally opaque for U.K. tax purposes and (b) is reasonably likely to recognize a material amount of income which is treated as (or taxed as if) effectively connected with the conduct of a trade or business within the United States within the meaning of Section 882(a) of the Code (including pursuant to Section 897 of the Code) (any such entity, a “Relevant AOG Entity”) and the parties shall cooperate in good faith to complete such inquiry prior to the Closing Date, and (ii) use commercially reasonable efforts to convert or otherwise reorganize any Relevant AOG Entity into an entity that is treated as fiscally transparent for U.K. tax purposes; provided, however, that AGM shall not be required to convert any Relevant AOG Entity (A) that currently generates, or is expected to generate after the date of this Agreement, an immaterial amount of income, or (B) to the extent the conversion of such Relevant AOG Entity would result in material adverse tax, accounting, regulatory or other similar consequences to AGM, its Affiliates or any other holder of Operating Group Units. Without limitation of the foregoing, AGM shall use reasonable best efforts to convert or otherwise reorganize Apollo Insurance Solutions Group, LLC (“ISG”) and any direct or indirect owner of ISG that is a subsidiary of any member of the Apollo Operating Group that is fiscally opaque for U.K. tax purposes into an entity that is treated as fiscally transparent for U.K. tax purposes prior to the Closing Date. All out-of-pocket costs and expenses incurred by AGM in connection with conversion of Relevant AOG Entities pursuant to this provision shall be borne by AHL, and AHL shall promptly reimburse AGM for such costs and expenses upon AGM’s request.

5.12    Apollo Exchange Agreement. AGM agrees that, without the prior written consent of AHL not to be unreasonably withheld, conditioned or delayed, AGM shall, and shall cause each of its Affiliates to, maintain the ratio of Operating Group Units to shares of AGM Common Stock in accordance with the applicable terms and conditions set forth in the Apollo Exchange Agreement as of the date hereof. Prior to amending or otherwise modifying the Apollo Exchange Agreement in a manner that would (or would be reasonably likely to) have a material adverse and material disproportionate effect on AHL and its Subsidiaries, taken as a whole (an “Adverse Amendment”), AGM shall notify AHL of its intent to make such Adverse Amendment. For a period of thirty (30) days following delivery of such notice, AGM shall not, and shall cause each of its Affiliates not to, make such Adverse Amendment and, upon AHL’s request, AGM shall discuss in good faith the Adverse Amendment with AHL and shall make commercially reasonable efforts to amend or modify the Adverse Amendment such that it does not have a materially adverse and materially disproportionate effect on AHL and its Subsidiaries, taken as a whole. For the avoidance of doubt, nothing in this Section 5.12 shall limit Section 3.1(b) of the Liquidity Agreement (the “Exchange MFN”) to the extent the Exchange MFN is applicable to the Adverse Amendment.

5.13    Ownership of AGM Capital Stock. AGM and each member of the Apollo Operating Group hereby agrees that, so long as AHL holds the Issued AOG Units, AGM shall not sell or otherwise transfer to any member of the Apollo Operating Group or their Subsidiaries, and shall not direct or facilitate the acquisition or holding by any member of the Apollo Operating Group or any of their Subsidiaries of, any capital stock of AGM, any other interest treated for U.S. federal income tax purposes as capital stock of AGM or any option to acquire any such capital stock or other interest (including an option to acquire such an option, and each one of a series of such options); provided that, the foregoing shall not apply to transitory ownership by any member of the Apollo Operating Group as agent, nominee or custodian (A) for participants in an AGM shareholder-approved equity plan or (B) in connection with repurchases of capital stock of AGM issued pursuant to such an equity plan.

5.14    Class M Matters. AHL has delivered to AGM true and complete copies of the letter agreements executed by holders of a majority of each of the Class M-1, M-2, M-3 and M-4 Shares relating to, among other things, the voting of such shares at that AHL Shareholders Meeting (the “Class M Holder Letter Agreements”). AHL shall not agree to any amendment or modification to, or grant any waiver of, the voting provision of the Class M Holder Letter Agreements by and among certain shareholders of AHL and AHL dated as of the date hereof (the “Class M Voting Agreement”). AHL shall use commercially reasonable efforts to fully enforce its rights under the Class M Holder Letter Agreements. AHL shall not issue any Class M-1, M-2, M-3 or M-4 Shares prior to the Required Vote having been obtained except such issuances as would not result in the Class M-1, M-2, M-3 or M-4 Shares subject to the Voting Agreements representing less than a majority of the aggregate voting power of any of the Class M-1, M-2, M-3 or M-4 Shares.

ARTICLE VI

CONDITIONS

6.1    Conditions Precedent to the Obligations of each Party. The obligation of each party to consummate the Closing is subject to the satisfaction or waiver (to the extent waivable) by such party, at or before the Closing, of each of the following conditions:

(a)    Regulatory Approvals. The governmental and regulatory approvals set forth on Section 6.1(a)(i) of the Disclosure Schedule shall have been obtained and the approval of the NYSE for the listing of the Closing AHL Shares (subject to official notice of issuance) shall have been obtained.

(b)    Reinsurance Restructure. All governmental and regulatory approvals necessary for the consummation of the transactions described in Section 6.1(b)(ii) of the Disclosure Schedule shall have been obtained, and the agreements described in Section 6.1(b)(ii) of the Disclosure Schedule shall have been executed and delivered by the parties thereto.

(c)    No Legal Restraints. No provision of any applicable Law or regulation and no Order shall prohibit the Transactions and there shall be no pending or threatened Proceeding by any Governmental Entity or investigation by any Governmental Entity seeking any such Order.

(d)    Agreements. The AHL Shareholders Agreement shall be in full force and effect.

(e)    Required Vote. The Required Vote shall have been obtained.

6.2    Conditions Precedent to the Obligations of AGM. The obligation of AGM to consummate the Closing is subject to the satisfaction or waiver (to the extent waivable) by AGM, at or before the Closing, of each of the following conditions:

(a)    Representations and Warranties. (i) The representations and warranties of AHL contained in Section 3.2(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the date when made, and (ii) all other representations and warranties of AHL contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date (except for those representations and warranties that (A) are already qualified by materiality, which shall be qualified in the same manner, or (B) speak as of a specific date, which shall be true and correct as of such specified date).

(b)    Performance. AHL shall have performed and complied in all material respects with all covenants, obligations and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c)    Amended and Restated Bye-Laws of AHL. The Amended and Restated Bye-Laws shall be in full force and effect.

(d)    Deliverables. AHL shall have executed each of the Transaction Documents that this Agreement contemplates such party will be a party to as of the Closing and shall have delivered the same to AGM. AHL shall have delivered to AGM those items required by Sections 2.2(a) and 2.2(c).

6.3    Conditions Precedent to the Obligations of AHL. The obligation of AHL to consummate the Closing is subject to the satisfaction or waiver (to the extent waivable) by AHL, at or before the Closing, of each of the following conditions:

(a)    Representations and Warranties. (i) The representations and warranties of AGM contained in Sections 4.2(a) and 4.2(b) shall be true and correct in all respects (except for de minimis inaccuracies) as of the date when made, and (ii) all other representations and warranties of AGM contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date (except for those representations and warranties that (A) are already qualified by materiality, which shall be qualified in the same manner, or (B) speak as of a specific date, which shall be true and correct as of such specified date).

(b)    Performance. AGM and the Apollo Operating Group shall have performed and complied in all material respects with all covenants, obligations and agreements required by this Agreement to be performed or complied with by AGM or the Apollo Operating Group at or prior to the Closing.

(c)    Deliverables. AGM and each member of the Apollo Operating Group shall have executed each of the Transaction Documents that this Agreement contemplates such parties will be a party to as of the Closing and shall have delivered the same to AHL. AGM and the Apollo Operating Group shall have delivered to AHL those items required by Sections 2.2(b) and 2.2(c).

ARTICLE VII

TERMINATION

7.1    Termination. This Agreement may be terminated:

(a)    by mutual written agreement of AHL and AGM;

(b)    by AHL or AGM, upon written notice to the other parties hereto, in the event that (i) the Closing does not occur on or before April 27, 2020 (the “Initial Outside Date”), provided that, if on the Initial Outside Date any of the conditions to the Closing set forth in Section 6.1(a), 6.1(b) or 6.1(c) (solely as it relates to any regulatory approvals) have not been satisfied or, to the extent permissible, waived on or prior to the Initial Outside Date but all other conditions to Closing set forth in Article 6 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing (so long as such conditions are reasonably capable of being satisfied if the Closing were to occur on such date)) or, to the extent permissible, waived, then the Initial Outside Date shall be automatically extended to July 27, 2020, unless otherwise agreed in writing by AHL and AGM prior to the Initial Outside Date, or (ii) the Required Vote is not obtained at the AHL Shareholders Meeting; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; or

(c)    by any party, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any Order or taken any other action restraining, enjoining or prohibiting any of the Transactions, and such Order or other action shall have become final and nonappealable.

7.2    Effects of Termination. In the event of any termination of this Agreement as provided in Section 7.1, this Agreement (other than Article VIII, which shall remain in full force and effect) shall forthwith become wholly null and void and of no further force and effect; provided that nothing herein shall relieve any party from liability for intentional breach of this Agreement.

ARTICLE VIII

MISCELLANEOUS

8.1    Survival. With the exception of the representations and warranties set forth in Section 3.1 through Section 3.6, Section 3.13, Section 4.1 through Section 4.6 and Section 4.13, which shall survive indefinitely, the representations and warranties contained herein shall not survive the Closing Date. Except as otherwise provided herein and except for Section 2.3, 5.9, 5.10, 5.11 and 5.13, which shall survive indefinitely, all covenants and agreements contained herein, other than those which by their terms are to be performed in whole or in part after the Closing Date, shall terminate as of the Closing Date.

8.2    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

8.3    Entire Agreement. This Agreement, together with documents contemplated hereby, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior or contemporaneous agreements or understandings among the parties hereto pertaining to the subject matter hereof.

8.4    Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its permitted assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other actions as may be required by Law or reasonably requested by any party hereto to effectively carry out the intent and purposes of this Agreement.

8.5    Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, (b) sent by overnight mail or registered or certified mail, return receipt requested, postage prepaid, or (c) sent by email, with electronic or written confirmation of receipt, in each case addressed as follows:

(i) if to AGM or any member of the Apollo Operating Group, to:

Apollo Global Management, Inc.
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention:	John J. Suydam
Email:	jsuydam@apollo.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention:	John M. Scott
Brian P. Finnegan
Ross A. Fieldston
Email:	jscott@paulweiss.com
bfinnegan@paulweiss.com
rfieldston@paulweiss.com

(ii) If to AHL, to:

Athene Holding Ltd.
Chesney House
96 Pitts Bay Road
Pembroke HM 08
Bermuda
Attention:	Natasha Scotland Courcy
E-mail:	NCourcy@athene.bm

with a copy (which shall not constitute notice) to:

Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603
United States of America
Attention:	Perry J. Shwachman
Samir A. Gandhi
Jeremy Watson
E-mail:	pshwachman@sidley.com
sgandhi@sidley.com
jcwatson@sidley.com

Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
Attention:	A. Peter Harwich

Daniel E. Rees
Email:	peter.harwich@lw.com
daniel.rees@lw.com

Any such notice shall be deemed to be delivered, given and received for all purposes as of: (A) the date so delivered, if delivered personally, (B) upon receipt, if sent by facsimile or e-mail, or (C) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

8.6    Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

8.7    Consent to Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Supreme Court of Bermuda (the “Selected Court”) and waives any objection to venue being laid in the Selected Court whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before the Selected Court; provided, however, that a party may commence any Proceeding in a court other than the Selected Court solely for the purpose of enforcing an order or judgment issued by the Selected Court; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the applicable party hereto at their respective addresses referred to in Section 8.5; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by Law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER AMONG THEM RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

8.8    Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at Law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at Law would be adequate.

8.9    Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by AHL and AGM or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

8.10    Construction. This Agreement shall be construed as if all parties hereto prepared this Agreement.

8.11    Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

8.12    Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of any agreement or provision contained herein, it being the intention of the parties hereto that this Agreement is for the sole and exclusive benefit of such parties and for the benefit of no other Person; provided, that the Related Parties of the parties hereto and the Related Parties of the Related Parties of the parties hereto shall be express third party beneficiaries of Section 8.15.

8.13    Binding Effect. Except as otherwise provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto. No party may assign any of its rights hereunder to any Person.

8.14    Severability. In the event that any provision of this Agreement as applied to any party hereto or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of Law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole.

8.15    Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, by its acceptance of this Agreement, each party hereto covenants, acknowledges and agrees that no Person other than the parties hereto shall have any obligation hereunder and that (a) notwithstanding that any of the parties hereto may be a partnership or limited liability company, no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against any former, current or future, direct or indirect director, manager, officer, employee, agent, financing source or Affiliate of any of the parties hereto, any former, current or future, direct or indirect holder of any equity interests or securities of any of the parties hereto (whether such holder is a limited or general partner, manager, member, stockholder, securityholder or otherwise), any former, current or future assignee of any of the parties hereto, any former, current or future director, officer, employee, agent, financing source, general or limited partner, manager, management company, member, stockholder, securityholder, Affiliate, controlling Person or representative or assignee of any of the foregoing, or any former, current or future heir, executor, administrator, trustee, successor or assign of any of the foregoing other than the parties hereto or their respective successors or assignees under this Agreement (any such Person or entity, other than the parties hereto or their respective successors or assignees under this Agreement, a “Related Party”) or any Related Party of the Related Parties of the parties hereto whether by the enforcement of any judgment or assessment or by any legal or equitable Proceeding, or by virtue of any applicable Law; and (b) no personal liability whatsoever will attach to, be imposed on or otherwise incurred by any Related Party of any party hereto or any Related Party of such party’s Related Parties under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of, or by reason of such obligations hereunder or by their creation.

8.16    Apollo Operating Group Indemnification of AGM. The Apollo Operating Group agrees to indemnify and hold harmless AGM from and against any and all losses, claims, damages and liabilities, that arise out of, or are based upon, this Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AHL

ATHENE HOLDING LTD.

By:	/s/ Natasha Scotland Courcy
	Name:	Natasha Scotland Courcy
	Title:	SVP, Legal

[Signature Page to Transaction Agreement]

AGM

APOLLO GLOBAL MANAGEMENT, INC.

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Chief Legal Officer, Vice President and Secretary

[Signature Page to Transaction Agreement]

APOLLO OPERATING GROUP

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC, its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC, its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd. its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By:	Apollo Principal Holdings IV GP, Ltd., its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

[Signature Page to Transaction Agreement]

APOLLO PRINCIPAL HOLDINGS V, L.P.

By:	Apollo Principal Holdings V GP, LLC, its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS VI, L.P.

By:	Apollo Principal Holdings VI GP, LLC, its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS VII, L.P.

By:	Apollo Principal Holdings VII GP, Ltd., its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS VIII, L.P.

By:	Apollo Principal Holdings VIII GP, Ltd., its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

[Signature Page to Transaction Agreement]

APOLLO PRINCIPAL HOLDINGS IX, L.P.

By:	Apollo Principal Holdings IX GP, Ltd., its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS X, L.P.

By:	Apollo Principal Holdings X GP, Ltd., its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS XII, L.P.

By:	Apollo Principal Holdings XII GP, LLC, its General Partner

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

AMH HOLDINGS (CAYMAN), L.P.

By:	AMH Holdings GP, Ltd., its General Partner

By:	AGM Management Holdings GP, LLC its Sole Director

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President and Secretary

[Signature Page to Transaction Agreement]

APOLLO PRINCIPAL HOLDINGS XI, LLC

By:	/s/ Dominic Fry
Name: Dominic Fry
Title: Manager

[Signature Page to Transaction Agreement]

Exhibit A

AHL Shareholders Agreement

[Exhibit A—AHL Shareholders Agreement]

FINAL

SHAREHOLDERS AGREEMENT

dated as of

[●], 2020

by and among

ATHENE HOLDING LTD.

and

THE APOLLO SHAREHOLDERS

i

INDEX OF DEFINED TERMS

Term	Section
Affiliate	1.1
AGM	1.1
Agreement	Preamble
AHL	Preamble
Apollo Nominee	3.1(a)
Apollo Representative	1.1
Apollo Shareholders	Preamble
beneficial owner	1.1
beneficial ownership	1.1
beneficially own	1.1
Board of Directors	1.1
Business Day	1.1
Class A Shares	1.1
Closing	1.1
Closing Date	1.1
Closing Price	1.1
Competitor	1.1
Confidential Information	1.1
control	1.1
Controlled Affiliate	1.1
Controlled Entity	1.1
Convertible Securities	1.1
Exchange Act	1.1
Exercise Notice	4.2
Exercised ROFO Transaction	2.4(c)
Facility Closing	4.2
Facility Price	4.1
Facility Right	4.1
Facility Shares	4.2
Fall-away Date	1.1
Funds	1.1
Governing Documents	1.1
Governmental Entity	1.1
Hedging Transaction	1.1
Initial ROFO Period	2.4(b)(i)
Law	1.1
Liquidity Agreement	1.1
Lock-Up Period	2.2
Percentage Interest	1.1
Permitted Transferee	1.1
Person	1.1
Portfolio Companies	1.1
Proceeding	8.5
Related Party	8.14
ROFO Closing	2.4(c)
ROFO Closing Date	2.4(c)
ROFO Exercise Notice	2.4(b)(i)
ROFO Negotiation Period	2.4(b)(i)
ROFO Notice	2.4(a)

ii

INDEX OF DEFINED TERMS

(Continued)

Term	Section
ROFO Offeror	2.4(a)
ROFO Purchaser	2.4(a)
ROFO Transaction	2.4(a)
SEC	1.1
Securities Act	1.1
Selected Court	8.5
Subsidiary	1.1
Transaction Agreement	Recitals
Transfer	1.1
Transferrable	1.1
Transferred	1.1
VWAP	1.1

iii

SHAREHOLDERS AGREEMENT

SHAREHOLDERS AGREEMENT (this “Agreement”), dated as of [●], by and among Athene Holding Ltd., a Bermuda exempted company (“AHL”) and each Person identified on the signature pages hereto as an Apollo Shareholder (together with any other shareholders of AHL who become party hereto as “Apollo Shareholders” in accordance with this Agreement, the “Apollo Shareholders”).

WHEREAS, in connection with the transactions contemplated by that certain Transaction Agreement, dated as of October 27, 2019, by and among Apollo Global Management, Inc., a Delaware corporation, AHL and the other parties thereto (the “Transaction Agreement”), AHL and the Apollo Shareholders desire to address herein certain relationships among themselves; and

WHEREAS, the parties hereto desire to provide for certain governance rights and other matters on and after the Closing.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

Section 1.1    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means in the case of a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person; provided, that none of AHL and its Subsidiaries will be deemed an Affiliate of any Apollo Shareholder or any of such Apollo Shareholders’ Affiliates for purposes of this Agreement.

As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“AGM” Apollo Global Management, Inc., a Delaware corporation.

“Apollo Related Holder Shares” means the number of Class A Shares that AGM can reasonably demonstrate with documentary or other evidence to the reasonable satisfaction of AHL are beneficially owned in the aggregate by the Apollo Shareholders, the controlled Affiliates of AGM and the Persons set forth on Exhibit A (excluding for this purpose any Class A Shares to which the Apollo Shareholders have been granted a proxy by an employee of AHL).

“Apollo Representative” means Apollo Management Holdings, L.P. or, subject to receipt of all required regulatory consents, authorizations and approvals (if any), such other Apollo Shareholder selected by the Apollo Shareholders and designated by the Apollo Representative in a written notice to AHL.

“beneficial ownership” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms “beneficially own” and “beneficial owner” shall have correlative meanings.

“Board of Directors” means the board of directors of AHL.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or Bermuda or any day on which banking institutions in The State of New York are authorized or required by Law or other governmental action to close.

“Class A Shares” means the Class A common shares, $0.001 par value per share, of AHL.

“Closing” has the meaning given to such term in the Transaction Agreement.

“Closing Date” has the meaning given to such term in the Transaction Agreement.

“Closing Price” means the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Class A Shares are then listed or admitted to trading.

“Competitor” means any Person that is, or is affiliated in any manner with any other Person that is the reasonable good faith judgement of AHL in direct competition with, or controls any Person in direct competition with, AHL; provided that none of AGM or any of its Affiliates shall be deemed a Competitor at any time other than an Affiliate of AGM that is itself a Portfolio Company which may be deemed a Competitor to the extent such Portfolio Company is itself a Competitor pursuant to this definition.

“Confidential Information” means all non-public information (irrespective of the form of communication, and irrespective of whether obtained prior to or after the date hereof or whether pursuant to this Agreement or otherwise) concerning AHL and its Controlled Affiliates that may be or may have been furnished to any Person by or on behalf of AHL, its Controlled Affiliates or any of their respective representatives, pursuant to or in connection with this Agreement, other than information which (a) becomes generally available to the public other than as a result of a breach of this Agreement or another duty or obligation of confidentiality, (b) becomes available to such Person on a non-confidential basis from a source other than AHL, its Controlled Affiliates or any of their respective representatives; provided that the source thereof is not known by such Person or its Affiliates or its or their respective representatives to be bound by a duty or obligation of confidentiality, or (c) is independently developed by such Person, its Affiliates or its or their respective representatives without the use of or reference to any information that would otherwise be Confidential Information hereunder.

“Controlled Affiliate” of any Person means any Affiliate that directly or indirectly, through one or more intermediaries, is controlled (as defined in the definition of “Affiliate”) by such Person.

“Controlled Entity” means, as to any Person, (a) any corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Person or such Person’s Affiliates, (b) any partnership of which such Person or an Affiliate of such Person is the managing partner (or the general partner if such partnership is a limited partnership) and in which such Person or such Person’s Affiliates hold partnership interests representing at least fifty percent (50%) of such partnership’s capital and profits and (c) any limited liability company of which such Person or an Affiliate of such Person is the manager or managing member and in which such Person or such Person’s Affiliates hold membership interests representing at least fifty percent (50%) of such limited liability company’s capital and profits.

“Convertible Securities” means any stock or securities directly or indirectly convertible into or exercisable or exchangeable for Class A Shares (excluding any unvested options or similar interests that are subject to vesting and any options or other similar interests that are not then exercisable).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor Law, in each case together with the rules and regulations promulgated thereunder.

“Fall-away Date” means the first date on which (i) the Apollo Related Holder Shares represent less than seven and one-half percent (7.5%) of the total aggregate number of Class A Shares issued and outstanding, or (ii) the Apollo Shareholders have a Percentage Interest of less than five percent (5%).

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“Funds” means any separate account, client (other than AHL and its Subsidiaries), investment vehicle or similar entity sponsored, advised or managed, directly or indirectly, by AGM or any of its Subsidiaries.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a limited partnership are its limited partnership agreement and certificate of limited partnership and the “Governing Documents” of a limited liability company are its operating agreement and certificate of formation or articles of organization.

“Governmental Entity” means any federal, state, local, municipal or foreign government or subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority (including the New York Stock Exchange and FINRA—Financial Industry Regulatory Authority), instrumentality, agency, commission or body.

“Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale, pledge or grant of any right (including any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Class A Shares.

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Liquidity Agreement” means the Liquidity Agreement, dated as of the date hereof, by and among AGM, AHL and the other parties thereto

“Percentage Interest” means, with respect to any Person and as of any time of determination, a fraction, expressed as a percentage, the numerator of which is the number of Class A Shares held or beneficially owned by such Person, including Class A Shares to which such Person has been granted a valid proxy, as of such date and the denominator of which is the aggregate number of Class A Shares issued and outstanding as of such date.

“Permitted Transferee” means, with respect to any Person, any Controlled Entity or Affiliate of such Person, a Transfer to which such Controlled Entity or Affiliate would not reasonably be expected to result in adverse tax or regulatory consequences to any party hereto, as reasonably determined by AHL in good faith; provided, however, that no Person that is a Competitor shall be a Permitted Transferee for purposes of this Agreement; provided further that such Permitted Transferee has signed a joinder pursuant to Section 2.5.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

“Portfolio Companies” means any Person in which any Fund owns or has made, directly or indirectly, an investment.

“SEC” means U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor Law, in each case together with the rules and regulations promulgated thereunder.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

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“Transfer” means any direct or indirect sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, charge, encumbrance, hypothecation, mortgage, creation of a security interest in, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of Law (including the creation of any derivative or synthetic interest). The terms “Transferred” and “Transferrable” have correlative meanings.

“VWAP” means, with respect to any publicly traded equity security, the volume weighted average price of such equity security over a specified period of time as reported by Bloomberg (or its equivalent, nationally recognized successor if Bloomberg ceases to provide such reports).

Section 1.2    Interpretation. In this Agreement and in the exhibits hereto, except to the extent that the context otherwise requires:

(a)    the headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

(b)    defined terms include the plural as well as the singular and vice versa;

(c)    words importing gender include all genders;

(d)    a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made thereunder;

(e)    any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified, supplemented or restated, including by waiver or consent, and references to all attachments thereto and instruments incorporated therein, but in the case of each of the foregoing, only to the extent that such amendment, modification, supplement, restatement, waiver or consent is effected in accordance with this Agreement;

(f)    any reference to “day” or “month” means a calendar day or a calendar month;

(g)    any reference to a “day” means the whole of such day, being the period of 24 hours running from midnight to midnight;

(h)    references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits of and to this Agreement;

(i)    the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation”;

(j)    the word “or” shall be disjunctive but not exclusive; and

(k)    unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include such party’s successors and permitted assigns.

ARTICLE II

TRANSFER

Section 2.1    Generally. The parties hereto acknowledge and agree that the Class A Shares held by any Apollo Shareholder may not be Transferred to any Person, and no Apollo Shareholder shall have any right to

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Transfer or otherwise dispose of any Class A Shares, other than (a) after consultation with AHL, and subject to receipt of all required regulatory consents, authorizations and approvals, to a Permitted Transferee; or (b) in accordance with and subject to the terms of this Agreement.

Section 2.2    Apollo Lockup. For the period beginning on the Closing Date and ending on the three (3) year anniversary of the Closing Date (the “Lock-Up Period”) no Apollo Shareholder shall (a) directly or indirectly, Transfer any Class A Share to any Person other than to a Permitted Transferee as permitted under Section 2.1, or (b) enter into any Hedging Transaction.

Section 2.3    Additional Transfer Restrictions. From and after the expiration of the Lock-Up Period (or prior to such expiration in connection with a Transfer to a Permitted Transferee pursuant to Section 2.1), no Apollo Shareholder shall directly or indirectly, Transfer any Class A Share to any Person that, (a) is a Competitor or (b) to the knowledge of such Apollo Shareholder, after reasonable inquiry (including, where practicable, obtaining a representation of the ownership of Class A Shares of such proposed transferee), would have a Percentage Interest in excess of two and one half of a percent (2.5%) after giving effect to such Transfer; provided, however, that the restrictions in this Section 2.3 shall not apply to any sale of any Class A Share on a national stock exchange or pursuant to a widely distributed underwritten public offering.

Section 2.4    Right of First Offer. Except for Transfers (x) to a Permitted Transferees pursuant to Section 2.1(a) or (y) that are registered under the Securities Act:

(a)    Right of First Offer. If, following the Lock-Up Period, any Apollo Shareholder proposes to effect a Transfer (such Person proposing to effect such Transfer, the “ROFO Offeror” and such transaction, a “ROFO Transaction”) of all or any of its Class A Shares to any Person other than a Permitted Transferee (the “ROFO Purchaser”), then the ROFO Offeror shall give prior written notice to AHL of such Transfer (a “ROFO Notice”), which ROFO Notice shall set forth the aggregate number of Class A Shares proposed to be subject to Transfer by the ROFO Offeror.

(b)    Exercise of ROFO.

(i)    Within five (5) days after the delivery of the ROFO Notice to AHL (the “Initial ROFO Period”), AHL shall have the right and option, but not the obligation, to deliver a written notice offering to purchase the Class A Shares subject to such ROFO Notice (the “ROFO Offer Notice”), which ROFO Offer Notice shall set forth the material terms and conditions of the proposed ROFO Transaction (including (i) the proposed price per Class A Share and the form of consideration, if other than cash and (iii) the proposed terms and conditions of payment). If AHL delivers a ROFO Offer Notice in accordance with this Section 2.4(b) and the ROFO Offeror wishes to accept the offer in such ROFO Offer Notice, AHL and the ROFO Offeror shall negotiate in good faith to enter into definitive documentation with respect to such ROFO Transaction within five (5) days (the “ROFO Negotiation Period”) of the date of the ROFO Offer Notice. If the ROFO Offer Notice is given to the ROFO Offeror but the ROFO Offeror does not wish to accept the offer in such ROFO Offer Notice or AHL (or its designated Affiliate(s)) and the ROFO Offeror fail to enter into definitive documentation with respect to the ROFO Transaction prior to the expiration of the ROFO Negotiation Period, the ROFO Offeror shall be permitted to enter into and consummate a ROFO Transaction with one or more transferees on terms and conditions substantially similar to (and in no event more favorable to the transferee than) the terms and conditions set forth in the ROFO Offer Notice, so long as the ROFO Offeror has complied with the other provisions of this Agreement.

(ii)    If a ROFO Notice is given to AHL, and during the Initial ROFO Period, AHL does not deliver a ROFO Offer Notice in accordance with this Section 2.4(b), the ROFO Offeror shall be free, upon the expiration of the Initial ROFO Period, to enter into and consummate a ROFO Transaction with one or more transferees, so long as the ROFO Offeror has complied with the other provisions of this Agreement.

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(iii)    If, at the end of the ninety (90) day period following the end of the ROFO Negotiation Period (or, if no ROFO Offer Notice was delivered by AHL pursuant to this Section 2.4, the end of the Initial ROFO Period) with respect to a ROFO Notice delivered to AHL pursuant to this Section 2.4 that did not result in a transaction being consummated between AHL and the ROFO Offeror, the ROFO Offeror has not consummated the applicable ROFO Transaction, then such ROFO Transaction shall be deemed to have been abandoned and may only be completed if the procedures set forth in this Section 2.4 are followed again with respect to such ROFO Transaction.

(c)    ROFO Transaction Closing. The closing (a “ROFO Closing”) of any Transfer by the ROFO Offeror to AHL or its designated Affiliates under this Section 2.4 (any such Transfer, an “Exercised ROFO Transaction”) shall take place on such date as is set forth in the definitive transaction agreement entered into between, on the one hand, the ROFO Offeror, and, on the other hand, AHL or such Affiliates (with respect to a particular Exercised ROFO Transaction under this Section 2.4, such date, the “ROFO Closing Date”). At the ROFO Closing, (i) AHL or such Affiliates shall pay or cause to be paid to the ROFO Offeror the applicable purchase price in cash in immediately available funds (or other consideration as may be agreed by AHL or such Affiliate(s), on the one hand, and the ROFO Offeror, on the other hand) and (ii) (x) the ROFO Offeror shall Transfer the Class A Shares sold pursuant to such Exercised ROFO Transaction to AHL or such Affiliates and (y) the ROFO Offeror shall cease to hold the Class A Shares sold pursuant to such Exercised ROFO Transaction.

Section 2.5    Transfers and Joinders. If any Apollo Shareholder effects any Transfer of Class A Shares to a Permitted Transferee, such Apollo Shareholder shall, if such Permitted Transferee is not an Apollo Shareholder, prior to or concurrently with such Transfer, cause such Permitted Transferee to execute a joinder to this Agreement, in form and substance reasonably acceptable to AHL, in which such Permitted Transferee agrees to be an “Apollo Shareholder” for all purposes of this Agreement and which provides that such Permitted Transferee shall be bound by and shall fully comply with the terms of this Agreement that are applicable to Apollo Shareholders. Notwithstanding the foregoing or anything herein to the contrary, such Apollo Shareholder shall not be relieved of any obligation or liability hereunder arising prior to the consummation of such Transfer.

Section 2.6    Binding Effect on Transferees. Subject to execution of a joinder to this Agreement prior to or concurrently with the applicable Transfer, in form and substance reasonably acceptable to AHL pursuant to Section 2.5, such Permitted Transferee shall become an Apollo Shareholder hereunder.

Section 2.7    Improper Transfer. Any attempt to Transfer any Class A Shares other than in accordance with this Agreement shall be null and void and no right, title or interest in or to such Class A Shares shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder in connection with any attempted Transfer. AHL will not give, or permit its transfer agent to give, any effect to any such attempted Transfer on its records.

Section 2.8    Certain Transfers. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall prohibit, restrict or impose any conditions on any Transfer of Class A Shares by any Fund or Portfolio Company, except to the extent that such Class A Shares were Transferred to such Fund or Portfolio Company by an Apollo Shareholder after the date hereof.

ARTICLE III

BOARD REPRESENTATION; INFORMATION

Section 3.1    Apollo Nominees.

(a)    Until the Fall-away Date, AHL shall take all necessary actions so as to cause to be nominated for election to the Board of Directors at each annual or special general meeting at which the shareholders will vote on the election of directors, a number of individuals nominated by the Apollo Shareholders (which shall act for

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such purposes through the Apollo Representative) who meet all legal and regulatory requirements necessary to serve on the Board of Directors equal to (x) the Percentage Interest of the Apollo Shareholders multiplied by the total number of directorships comprising the Board of Directors (i.e., for the avoidance of doubt, including any vacancies and newly created directorships) and rounded up to the nearest whole number (for sake of clarity, the result of this calculation shall not equal less than zero and any number that is not a whole number shall be rounded to the next highest whole number) (each such Person nominated pursuant to this Section 3.1, an “Apollo Nominee”), minus (y) the number of Apollo Nominees then serving on classes of the Board of Directors whose terms are not expiring at such annual or special general meeting. Notwithstanding the foregoing, the number of Apollo Nominees shall not equal or exceed a majority of the individuals nominated to serve on the Board of Directors unless the Percentage Interest of the Apollo Shareholders is greater than fifty percent (50%). For purposes of the nomination right set forth in this Section 3.1, the employees of or consultants to AGM and its Affiliates who are on the Board of Directors as of the date hereof (other than the Chief Executive Officer of the Company) shall be deemed to be Apollo Nominees.

(b)    Prior to the Fall-away Date, if any Apollo Nominee should resign from the Board of Directors or be rendered unable to serve on the Board of Directors by reason of death or disability or otherwise, then the Apollo Shareholders (which shall act for such purposes through the Apollo Representative) shall be entitled to nominate a replacement meeting all legal and regulatory requirements necessary to serve on the Board of Directors and AHL shall use commercially reasonable efforts to cause the Board of Directors to cause such vacancy to be filled with such replacement Apollo Nominee; provided, that for the avoidance of doubt, the Apollo Shareholders shall not have the right to nominate a new Apollo Nominee, and AHL shall not be required to take any action to cause any vacancy to be filled with any such new Apollo Nominee, to the extent that election of such new Apollo Nominee to the Board of Directors would result in a number of Apollo Nominees serving on the Board of Directors being in excess of the number of Apollo Nominees to which the Apollo Shareholders is then entitled pursuant to Section 3.1(a). Any such nominated replacement who becomes a member of the Board of Directors shall be deemed to be an Apollo Nominee for all purposes under this Agreement.

(c)    AHL shall (i) use commercially reasonable efforts to cause the Board of Directors to recommend to AHL shareholders to vote in favor of the election of each Apollo Nominee, (ii) use commercially reasonable efforts to solicit proxies or consents in favor of the Apollo Nominees to the same or greater extent as it does so in favor of the other persons nominated or recommended by the Board of Directors (or a committee thereof), and (iii) reasonably cooperate with the Apollo Shareholders with respect to the Apollo Shareholders’ desired classification of the Apollo Nominees across the various classes of the Board of Directors.

(d)    The Apollo Shareholders’ right to nominate the Apollo Nominees is personal to the Apollo Shareholders and shall not be Transferrable to any other Person.

Section 3.2    Books and Records; Access. Without derogating from any rights the Apollo Shareholders have under any other agreement or otherwise, until the Fall-away Date, AHL shall, and shall cause its Subsidiaries to, permit the Apollo Shareholders and their respective designated representatives, upon reasonable prior notice to AHL: (a) to inspect, review or make copies and extracts during normal business hours from the books and records of AHL or any of such Subsidiaries and (b) once during any fiscal quarter to discuss the affairs, finances and condition of AHL or any of such Subsidiaries with the officers and public accountants of AHL or any such Subsidiary. Notwithstanding the foregoing or anything in this Agreement to the contrary, AHL shall not be required to provide such portions of any materials pursuant to this Section 3.2 containing attorney- client, work product or similar privileged information of AHL or any of their respective Subsidiaries or other information required by AHL or any of its Subsidiaries to be kept confidential pursuant to and in accordance with the terms of any confidentiality agreement with a third Person or applicable Law, so long as AHL has used its commercially reasonable efforts to enter into an arrangement pursuant to which it may provide such information to the Apollo Shareholders without the loss of any such privilege or without violating such confidentiality obligation. If the Apollo Shareholders exercise their rights pursuant to this Section 3.2, it shall be at the sole cost and expense of the Apollo Shareholders.

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Section 3.3    Confidentiality. Each Apollo Shareholder shall, and shall cause the Apollo Nominees to, keep confidential all Confidential Information; provided, that such Apollo Shareholder may, subject to and in compliance with applicable securities Laws, provide Confidential Information to any of its Affiliates or representatives to the extent reasonably necessary (and to the extent such Person reasonably needs to know such information) in connection with such Apollo Shareholder’s investment in AHL; provided, however, that such Apollo Shareholder shall cause any such recipient to agree to comply, and to comply, with the provisions of this Section 3.3, as well as Section 3.4, which are applicable to such Apollo Shareholder, it being understood that such Apollo Shareholder shall be responsible for any breach of the provisions hereof by such recipient. Notwithstanding the foregoing, such Apollo Shareholder, and any director, officer or employee of such Apollo Shareholder who receives Confidential Information (or any other Person who receives Confidential Information from such Apollo Shareholder in accordance with the terms of this Agreement) may disclose any such Confidential Information to the extent required by applicable Law; provided that, to the extent practicable and legally permissible, the disclosing party (a) gives AHL reasonable notice of any such requirement so that AHL may seek appropriate protective measures (at AHL’s sole cost and expense) and (b) to the extent requested in writing by AHL, reasonably cooperates with AHL (at AHL’s sole cost and expense) in attempting to obtain such protective measures.

Section 3.4    Securities Laws. Each Apollo Shareholder acknowledges that it is aware, and will advise any of its Affiliates who receive Confidential Information pursuant to Section 3.1, Section 3.2 or otherwise, that applicable securities Laws prohibit any Person who has received material, non-public information from purchasing or selling securities on the basis of such information or from communicating such information to any other Person unless in compliance with such Laws.

ARTICLE IV

CAPITAL SUPPORT FACILITY

Section 4.1    Capital Support Facility. AHL hereby grants the Apollo Representative, or its designees as set out below, a right (the “Facility Right”), exercisable on one or more occasions, to purchase up to that number of Class A Shares that would increase by five (5) percentage points the percentage of the issued and outstanding Class A Shares represented by the Conditional Right Parties Shares (as defined in the Transaction Agreement) (including in the denominator the maximum number of Class A Shares issuable upon conversion of all outstanding Convertible Securities and the Class A Shares issued pursuant to the Facility Right) as further described in this Section 4.1, for a purchase price equal to the higher of the Closing Price of the Class A Shares on the last trading day immediately prior to the applicable exercise of the Facility Right and (a) for the first year after the Closing, $42.92, and (b) thereafter, the 60 calendar day trailing VWAP of such Class A Shares as of the applicable exercise date of the Facility Right (the “Facility Price”). The Apollo Representative shall have the right to exercise the Facility Right at any time following the Closing. The Facility Right may be exercised in whole or in part, and on one or more occasion but, except to the extent that the exercise of a lesser percentage would result in the Facility Right being exercised in whole, each exercise will increase by no less than one (1) percentage point the percentage of the issued and outstanding Class A Shares as of such date of exercise represented by the Conditional Right Parties Shares (including in the denominator the maximum number of Class A Shares issuable upon conversion of all outstanding Convertible Securities and the Class A Shares issued pursuant to such exercise of the Facility Right). For illustrative purposes, if the Apollo Representative exercises the Facility Right to increase by one (1) percentage point the percentage of the issued and outstanding Class A Shares as of such date of exercise represented by the Conditional Right Parties Shares (including in the denominator the maximum number of Class A Shares issuable upon conversion of all outstanding Convertible Securities and the Class A Shares issued pursuant to such exercise of the Facility Right), then the Apollo Representative will continue to have the right to, at a later date, increase by four (4) percentage points the percentage of the issued and outstanding Class A Shares as of such later date of exercise represented by the Conditional Right Parties Shares (including in the denominator the maximum number of Class A Shares issuable upon conversion of all outstanding Convertible Securities and the Class A Shares issued pursuant to such later exercise of the Facility Right).

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Section 4.2    Exercise Procedures. To exercise the Facility Right, the Apollo Representative shall deliver a written notice of such exercise (the “Exercise Notice”) to AHL. The Exercise Notice shall indicate the number of Class A Shares or percentage of Class A Shares as of such date of exercise (including in the denominator the maximum number of Class A Shares issuable upon conversion of all outstanding Convertible Securities and the Class A Shares issued pursuant to such exercise of the Facility Right) that the Apollo Representative, or its designees as set out below, is purchasing pursuant to the Facility Right (the “Facility Shares”). As promptly as reasonably practicable, but not less than five (5) Business Days following the delivery of an Exercise Notice to AHL (provided that such period shall be tolled to the extent necessary to obtain all required regulatory consents, authorizations and approvals, including those implicated for any Affiliates), AHL and the Apollo Representative shall effect the closing of the purchase indicated by the Exercise Notice (the “Facility Closing”). At the Facility Closing, (a) the Apollo Representative shall pay or cause to be paid to AHL, by wire transfer to an account designated in writing to the Apollo Representative by AHL for such purpose, an amount in U.S. dollars that is equal to the aggregate Facility Price in respect of the number of Facility Shares indicated by the Exercise Notice, and (b) AHL shall issue the Facility Shares indicated in the Exercise Notice to the Apollo Representative or one (1) or more Affiliates of the Apollo Representative designated by the Apollo Representative.

Section 4.3    AHL Action. AHL will use commercially reasonable efforts in accordance with applicable Law (including the rules of the New York Stock Exchange) to cause the Facility Closing to occur.

ARTICLE V

APOLLO REPRESENTATIVE

Section 5.1    Authority. The Apollo Representative shall have the right to vote the Class A Shares beneficially owned by each Apollo Shareholder, including Class A Shares to which an Apollo Shareholder has been granted a valid proxy, at any meeting of AHL’s shareholders and in any action by written consent of AHL’s shareholders. All decisions, actions, consents and instructions of the Apollo Representative pursuant to this Agreement shall be final and binding upon all of the Apollo Shareholders, and no such Person shall have any right to object, dissent, protest or otherwise contest the same. The Apollo Shareholders shall be bound by all actions taken and documents executed by the Apollo Representative in connection with this Agreement.

ARTICLE VI

TERMINATION

Section 6.1    Term. The terms of this Agreement shall terminate, and be of no further force and effect, upon the first to occur of:

(a)    the mutual consent of the Apollo Representative and AHL; and

(b)    with respect to any Apollo Shareholder, the first time such Apollo Shareholder has Transferred all (but not less than all) of its Class A Shares.

Section 6.2    Survival. If this Agreement is terminated pursuant to Section 6.1, this Agreement shall become null and void and of no further force and effect, except for: (i) the provisions set forth in Section 3.3, this Section 6.2, Section 8.4, Section 8.5, Section 8.9 and Section 8.14 and (ii) the rights of the Apollo Shareholders with respect to the breach of any provision hereof by AHL, which shall, in each case of the preceding clauses (i) and (ii), survive the termination of this Agreement.

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ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Section 7.1    Representations and Warranties of the Apollo Shareholders. Each Apollo Shareholder represents and warrants to AHL as of the date hereof that (a) such Apollo Shareholder is duly authorized to execute, deliver and perform this Agreement; (b) this Agreement has been duly executed by such Apollo Shareholder and is a valid and binding agreement of such Apollo Shareholder, enforceable against such Apollo Shareholder in accordance with its terms; and (c) the execution, delivery and performance by such Apollo Shareholder of this Agreement does not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both would constitute) a default under any agreement to which such Apollo Shareholder is a party or, if such Apollo Shareholder is an entity, the Governing Documents of such Apollo Shareholder.

Section 7.2    Representations and Warranties of AHL. AHL represents and warrants to each Apollo Shareholder that as of the date hereof (a) AHL is duly authorized to execute, deliver and perform this Agreement; (b) this Agreement has been duly authorized, executed and delivered by AHL and is a valid and binding agreement of AHL, enforceable against AHL in accordance with its terms; and (c) the execution, delivery and performance by AHL of this Agreement does not violate or conflict with or result in a breach by AHL of or constitute (or with notice or lapse of time or both would constitute) a default by AHL under the Governing Documents of AHL, any existing applicable Law, judgment, order, or decree of any Governmental Entity exercising any statutory or regulatory authority over any of the foregoing, domestic or foreign, having jurisdiction over AHL or any of its Subsidiaries or Controlled Affiliates or any of their respective properties or assets, or any agreement or instrument to which AHL or any of its Subsidiaries or Controlled Affiliates is a party or by which AHL or any of its Subsidiaries or Controlled Affiliates or any of its or their respective properties or assets may be bound.

ARTICLE VIII

MISCELLANEOUS

Section 8.1    Entire Agreement. This Agreement, the Transaction Agreement and the Liquidity Agreement, together with the other documents contemplated hereby and thereby, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof and fully supersede any and all prior or contemporaneous agreements or understandings among the parties hereto pertaining to the subject matter hereof and thereof.

Section 8.2    Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its permitted assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other actions as may be required by Law or reasonably necessary to effectively carry out the intent and purposes of this Agreement.

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Section 8.3    Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, (b) sent by overnight mail or registered or certified mail, return receipt requested, postage prepaid, or (c) sent by email, with electronic or written confirmation of receipt, in each case addressed as follows:

(i)    If to AHL, to:

Athene Holding Ltd.

Chesney House

96 Pitts Bay Road

Pembroke HM 08

Bermuda

Attention:	Natasha Scotland Courcy
E-mail:	NCourcy@Athene.bm

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Attention:	Perry J. Shwachman
Samir A. Gandhi
Jeremy Watson
Email:	pshwachman@sidley.com
sgandhi@sidley.com
jcwatson@sidley.com

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attention:	A. Peter Harwich
Daniel E. Rees
Email:	peter.harwich@lw.com
daniel.rees@lw.com

(ii)    if to any Apollo Shareholder, to:

Apollo Global Management, Inc.

9 West 57th Street, 43rd Floor

New York, NY 10019

Attention:	John J. Suydam
Email:	jsuydam@apollo.com

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with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention:	John M. Scott
Brian P. Finnegan
Ross A. Fieldston
Email:	jscott@paulweiss.com
bfinnegan@paulweiss.com
rfieldston@paulweiss.com

Any such notice shall be deemed to be delivered, given and received for all purposes as of: (A) the date so delivered, if delivered personally, (B) upon receipt, if sent by facsimile or e-mail, or (C) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

Section 8.4    Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF BERMUDA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF BERMUDA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN BERMUDA.

Section 8.5    Consent to Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Supreme Court of Bermuda (the “Selected Court”) and waives any objection to venue being laid in the Selected Court whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before the Selected Court; provided, however, that a party may commence any Proceeding in a court other than the Selected Court solely for the purpose of enforcing an order or judgment issued by the Selected Court; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the applicable party hereto at its address set forth in Section 8.3; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by Law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER AMONG THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 8.6    Equitable Remedies. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the

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terms and provisions hereof, this being in addition to any other remedy to which they are entitled at Law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at Law would be adequate.

Section 8.7    Construction. This Agreement shall be construed as if all parties hereto prepared this Agreement.

Section 8.8    Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

Section 8.9    Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties hereto (or their respective legal representatives, successors, heirs and distributees) any legal or equitable right, remedy or claim under or in respect of any agreement or provision contained herein, it being the intention of the parties hereto that this Agreement is for the sole and exclusive benefit of such parties (or such legal representatives, successors, heirs and distributees) and for the benefit of no other Person; provided, that the Related Parties of the parties hereto and the Related Parties of the Related Parties of the parties hereto shall be express third party beneficiaries of Section 8.14.

Section 8.10    Binding Effect. Except as otherwise provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto. No party may assign any of its rights hereunder to any Person; provided, that the Apollo Shareholders may assign their rights hereunder to their respective Permitted Transferees. Each Permitted Transferee of any Apollo Shareholder shall be subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Notwithstanding the foregoing, no successor or assignee of AHL shall have any rights granted under this Agreement until such Person shall acknowledge its rights and obligations hereunder by a signed written statement of such Person’s acceptance of such rights and obligations.

Section 8.11    Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of Law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole.

Section 8.12    Adjustments Upon Change of Capitalization. In the event of any change in the outstanding Class A Shares, by reason of dividends, distributions, splits, reverse splits, spin-offs, split-ups, recapitalizations, combinations, exchanges of shares and the like, the term “Class A Shares” shall refer to and include the securities received or resulting therefrom, but only to the extent such securities are received in exchange for or in respect of Class A Shares.

Section 8.13    Amendments; Waivers.

(a)    No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the Apollo Representative and AHL, or in the case of a waiver, by either the Apollo Representative if such waiver is to be effective against the Apollo Shareholders, AHL, if such waiver is to be effective against AHL.

(b)    No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise

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thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 8.14    Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, by its acceptance of this Agreement, each party hereto covenants, acknowledges and agrees that no Person other than the parties hereto shall have any obligation hereunder and that (a) notwithstanding that any of the parties hereto may be a partnership or limited liability company, no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against any former, current or future, direct or indirect director, manager, officer, employee, agent, financing source or Affiliate of any of the parties hereto, any former, current or future, direct or indirect holder of any equity interests or securities of any of the parties hereto (whether such holder is a limited or general partner, manager, member, stockholder, securityholder or otherwise), any former, current or future assignee of any of the parties hereto, any former, current or future director, officer, employee, agent, financing source, general or limited partner, manager, management company, member, stockholder, securityholder, Affiliate, controlling Person or representative or assignee of any of the foregoing, or any former, current or future heir, executor, administrator, trustee, successor or assign of any of the foregoing other than the parties hereto or their respective successors or assignees under the this Agreement (any such Person or entity, other than the parties hereto or their respective successors or assignees under this Agreement, a “Related Party”) or any Related Party of the Related Parties of the parties hereto whether by the enforcement of any judgment or assessment or by any legal or equitable Proceeding, or by virtue of any applicable Law; and (b) no personal liability whatsoever will attach to, be imposed on or otherwise incurred by any Related Party of any party hereto or any Related Party of such party’s Related Parties under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of, or by reason of such obligations hereunder or by their creation.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Shareholders Agreement to be duly executed and delivered, all as of the date first set forth above.

AHL ATHENE HOLDING LTD.

By:
	Name:	[ ]
	Title:	[ ]

APOLLO SHAREHOLDERS [ ]

By:
	Name:	[ ]
	Title:	[ ]

[Signature Page to Shareholders Agreement—Athene Holding Ltd.]

Exhibit A

Apollo Related Holders

Each member of the AGM Executive Committee, each member of the AGM Management Committee, each Apollo Nominee and each employee of or consultant to AGM and the Controlled Affiliates of AGM.

Exhibit B

Conditional Right Parties Shares

Each member of the AGM Executive Committee, each member of the AGM Management Committee, each Person nominated by an Affiliate of AGM to the board of directors of Athene pursuant to Section 3.1 of the AHL Shareholders Agreement and each employee of or consultant to AGM and the Controlled Affiliates of AGM.

[Exhibit B—Conditional Right Parties]

Exhibit C

Issued AOG Units

The Issued AOG Units are comprised of the following equity interests of the Apollo Operating Group:

Apollo Operating Group entity	Equity Interests
Apollo Principal Holdings I, L.P.	29,154,519 Class A Units
Apollo Principal Holdings II, L.P.	29,154,519 Class A Units
Apollo Principal Holdings III, L.P.	29,154,519 Class A Units
Apollo Principal Holdings IV, L.P.	29,154,519 Class A Units
Apollo Principal Holdings V, L.P.	29,154,519 Class A Units
Apollo Principal Holdings VI, L.P.	29,154,519 Class A Units
Apollo Principal Holdings VII, L.P.	29,154,519 Class A Units
Apollo Principal Holdings VIII, L.P.	29,154,519 Class A Units
Apollo Principal Holdings IX, L.P.	29,154,519 Class A Units
Apollo Principal Holdings X, L.P.	29,154,519 Class A Units
Apollo Principal Holdings XI, LLC	29,154,519 Ordinary Shares
Apollo Principal Holdings XII, L.P.	29,154,519 Class A Units
AMH Holdings (Cayman), L.P.	29,154,519 Class A Units

[Exhibit C—Issued AOG Units]

Exhibit D

Liquidity Agreement

[Exhibit D—Liquidity Agreement]

FINAL

LIQUIDITY AGREEMENT

LIQUIDITY AGREEMENT (the “Agreement”), dated as of [●], 20[●], among Apollo Global Management, Inc., a Delaware corporation (the “Purchaser”), and Athene Holding Ltd., a Bermuda exempted company (together with its Permitted Transferees, the “Holder”).

WHEREAS, the Holder is the Holder of certain AOG Units acquired from the Apollo Operating Group in exchange for certain common shares of the Holder;

WHEREAS, the Purchaser and the Holder wish to provide for the Purchaser to purchase certain AOG Units held by the Holder for cash upon the request of the Holder, on the terms and subject to the conditions set forth herein; and

WHEREAS, the Purchaser and the Holder wish to also provide for the Holder to sell certain AOG Units held by the Holder to any Person, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1    DEFINITIONS.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Affiliate” means in the case of a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person; provided, that none of the Purchaser, the Apollo Operating Group and their respective subsidiaries will be deemed an Affiliate of Holder or any of Holder’s Affiliates for purposes of this Agreement.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“AOG Unit” refers to units in the Apollo Operating Group, which represent one (1) limited partnership interest or limited liability company interest, as applicable in each of the limited partnerships or limited liability companies that comprise the Apollo Operating Group.

“AOG Transaction” means the sale by the Holder to one or more Persons of AOG Units in one or more transactions that are exempt from the registration requirements of the Securities Act, including (but not limited to) Regulation D of the Securities Act; provided that no such Person shall be a Prohibited Transferee.

“APO Corp.” means APO Corp., a corporation formed under the laws of the State of Delaware, and any successor thereto.

“APO FC” means APO (FC), LLC, an Anguilla limited liability company, and any successor thereto.

“APO FC II” means APO (FC II), LLC, an Anguilla limited liability company, and any successor thereto.

“APO FC III” means APO (FC III), LLC, a Cayman Islands limited liability company, and any successor thereto.

“APO LLC” means APO Asset Co., LLC, a limited liability company formed under the laws of the State of Delaware, and any successor thereto.

“APO UK” means APO UK (FC), Limited, a United Kingdom incorporated company, and any successor thereto.

“Apollo Operating Group” means any carry vehicles, management companies or other entities formed by Purchaser or its Affiliates to engage in the asset management business (including alternative asset management) and receiving management fees, incentive fees, fees paid by Portfolio Companies, carry or other remuneration which are directly owned by Purchaser or its Subsidiaries and AP Professional Holdings, L.P. and which are not subsidiaries of another member of the Apollo Operating Group, excluding any Funds and any Portfolio Companies. As of the date hereof, the Apollo Operating Group consists of Apollo Principal Holdings I, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings II, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings III, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IV, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings V, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VI, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VIII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IX, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings X, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings XI, LLC, an Anguilla limited liability company, Apollo Principal Holdings XII, L.P., a Cayman Islands exempted limited partnership and AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership.

“Apollo Principal Entities” has the meaning set forth in the Founders Exchange Agreement.

“Apollo Principal Operating Agreements” means, collectively, the operating agreement of each Apollo Principal Entity, as each may be amended, supplemented or restated from time to time.

“beneficial ownership” or “beneficially owned” has the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and any successor provision.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York or Hamilton, Bermuda are authorized or required by law to close.

“Cash Amount” means (a) in the case of a Registered Sale, the cash proceeds that the Purchaser receives upon the consummation of a Sale Transaction after deducting any documented commissions, fees and expenses (including fees and expenses of counsel for the Purchaser); provided that the amounts of such commissions, fees and expenses shall be consistent with the customary and then-prevailing market practice for similar transactions (taking into account the size of the Sale Transaction and other relevant factors but assuming a seller other than Purchaser); provided further that in the case of a Piggyback Registration or a Demand Registration, any such commissions, fees and expenses (including fees and expenses of counsel for the Purchaser) shall be allocated to the holders participating in the related Sale Transaction on a pro rata basis based on the amount of Class A Shares sold in such registration by all such holders, (b) in the case of a Purchase Transaction, the cash proceeds to which the Purchaser and the Holder shall agree and (c) in the case of a Private Placement, the cash proceeds that the Purchaser receives upon the consummation of a Private Placement after deducting any documented commissions, fees and expenses (including fees and expenses of counsel for the Purchaser); provided that the amounts of such commissions, fees and expenses shall be consistent with customary and then-prevailing market practice for similar transactions (taking into account the size of the Private Placement and other relevant factors but assuming a seller other than Purchaser).

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“Class A Shares” means the Class A common stock, $.00001 par value per share, of the Purchaser.

“Code” means the Internal Revenue Code of 1986, as amended.

“Delaware Arbitration Act” has the meaning set forth in Section 3.8(d).

“Demand” has the meaning set forth in Section 2.6(a).

“Demand Registration” has the meaning set forth in the Founders Shareholders Agreement.

“Founders Exchange Agreement” means that certain Sixth Amended and Restated Exchange Agreement, dated as of September 5, 2019, among the Purchaser, the Apollo Principal Entities and the Apollo Principal Holders (as defined therein), as may be amended, supplemented or restated from time to time.

“Founders Shareholders Agreement” means the Amended and Restated Shareholders Agreement, dated as of September 5, 2019, among the Purchaser, AP Professional and the other parties thereto, as may be amended, supplemented or restated from time to time; other than such amendments, supplements or restatements that modify the agreement in a manner that would (or would be reasonably likely to) disproportionately and adversely affect the Holder in any material respect.

“Funds” means any pooled investment vehicle or similar entity sponsored or managed, directly or indirectly, by Purchaser or any of its subsidiaries.

“Holder” has the meaning set forth in the preamble of this Agreement.

“Insider Trading Policy” means the Insider Trading Policy of the Purchaser applicable to the directors, executive officers and employees of the Purchaser or its manager or the Purchaser’s subsidiaries, as such Insider Trading Policy may be amended from time to time.

“Intent Notice Date” means, with respect to each Quarter, a single date that is not later than sixty (60) days immediately preceding the first Business Day that directors, executive officers and employees of the Purchaser or its manager or the Purchaser’s subsidiaries are permitted to trade under the Insider Trading Policy.

“Investors” has the meaning set forth in the Founders Shareholders Agreement.

“Minimum Sale Price” has the meaning set forth in Section 2.2(b).

“Notice of Sale” has the meaning set forth in Section 2.2(b).

“Other Demanding Sellers” has the meaning set forth in the Founders Shareholders Agreement.

“Permitted Transferee” means, with respect to any Person, any Affiliate of such Person, a Transfer to which such Affiliate would not reasonably be expected to result in materially adverse tax or regulatory consequences to any party hereto, as reasonably determined by the board of directors of Purchaser in good faith; provided that any Permitted Transferee shall execute a joinder (x) to this Agreement and (y) upon the request of Purchaser, to the applicable organizational documents of the Apollo Operating Group.

“Person” shall be construed broadly and includes any individual, corporation, partnership, firm, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

“Piggyback Registration” has the meaning set forth in the Founders Shareholders Agreement.

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“Piggyback Sellers” has the meaning set forth in the Founders Shareholders Agreement.

“Portfolio Companies” means any Person in which any Fund owns or has made, directly or indirectly, an investment.

“Price Floor” means a price per Class A Share equal to a 10% discount to the average VWAP of the Class A Shares in the 10 consecutive Business Days prior to the applicable measurement date.

“Private Placement” means a sale of Class A Shares by the Purchaser to any Person pursuant to an exemption from the registration requirements of the Securities Act, including (but not limited to) Regulation D of the Securities Act; provided that no such Person shall be a Prohibited Transferee.

“Prohibited Transferee” means (i) any Person who is a “Bad Actor” as defined in Regulation D of the Securities Act, (ii) any Person with which the Purchaser would be prohibited by any law or regulation from transacting, and (iii) any Person listed on Exhibit C hereto, which may be amended and supplemented from time to time with the Holder’s prior written consent, not to be unreasonably withheld, and any Affiliate of any thereof.

“Purchase Transaction” means the purchase by the Purchaser of AOG Units from the Holder pursuant to a Notice of Sale at a price agreed upon, in good faith, by the Holder and the Purchaser that does not involve a Registered Sale or a Private Placement.

“Purchaser” has the meaning set forth in the preamble of this Agreement.

“Purchaser Certificate of Incorporation” means the Certificate of Incorporation of the Purchaser, dated as of September 5, 2019, as may be amended, supplemented or restated from time to time.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Purchaser.

“Quarterly Sale Date” means, for each Quarter, unless otherwise required by Section 409A of the Code:

(i)    with respect to any amount of Class A Shares to be issued and offered in a Registered Sale, the closing date of such offering (or if such Registered Sale does not occur, the next Business Day following the date when it has been determined such Registered Sale will not occur);

(ii)    with respect to any amount of Class A Shares to be issued and offered pursuant to the exercise of an underwriter’s over-allotment option granted in connection with a Registered Sale, the closing date of such sale of Class A Shares pursuant to the exercise of such over-allotment option (or if such over-allotment option is not exercised or is not exercised in full, the sale as to such portion shall occur on the Business Day immediately following the lapse of the over-allotment option period);

(iii)    with respect to any amount of Class A Shares to be issued and offered in a Private Placement, the closing date of such Private Placement; and

(iv)    with respect to any amount of AOG Units that shall be acquired by the Purchaser in a Purchase Transaction, the closing date of such Purchase Transaction.

“Ratio” means the ratio of Class A Shares to AOG Units specified in this Agreement. On the date of this Agreement, the initial Ratio shall be 100% and shall be subject to adjustments as provided in Section 2.3.

“Registered Sale” means a public offering of Class A Shares pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form; provided that the parties hereto agree that such Registered Sale may be conducted as a block trade and may be either underwritten or a registered direct transaction; provided, further, that the Purchaser shall in its sole discretion select the underwriters (if any) and its counsel for any Registered Sale.

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“Requested Information” has the meaning set forth in the Founders Shareholders Agreement.

“Sale” has the meaning set forth in Section 2.1(a) of this Agreement.

“Sale Notice Date” means, with respect to each Quarter, the single date that is ten (10) days prior to the first Business Day of the Purchaser’s Trading Window.

“Sale Transaction” means (a) a Registered Sale of a number of Class A Shares equal to the product of (i) the AOG Units to be sold by the Holder pursuant to the applicable Notice of Sale and (ii) the Ratio, (b) a Purchase Transaction or (c) a Private Placement.

“Securities Act” means Securities Act of 1933, as amended.

“Shareholder” has the meaning set forth in the Founders Shareholders Agreement.

“Stock Exchange” means the principal securities exchange on which Class A Shares are then traded.

“Suspension Period” has the meaning set forth in Section 2.6(b)(iii) of this Agreement.

“Threshold Amount” means $50 million, which value shall be determined on the basis of the product of (i) such AOG Units listed on the applicable Notice of Sale, (ii) the Ratio on the date of such Notice of Sale and (iii) the Minimum Sale Price listed on the applicable Notice of Sale; provided that “Threshold Amount” means $0 if the Sale Transaction is a Demand Registration.

“Trading Window” means a period during which the directors, executive officers and/or employees of the Purchaser or its manager or the Purchaser’s subsidiaries are permitted to transact in the Purchaser’s securities pursuant to the Purchaser’s Insider Trading Policy.

“Transfer” means any direct or indirect sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, charge, encumbrance, hypothecation, mortgage, creation of a security interest in, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law (including the creation of any derivative or synthetic interest).

“Transfer Agent” means such bank, trust company or other Person as shall be appointed from time to time by the Purchaser pursuant to the Purchaser Certificate of Incorporation to act as registrar and transfer agent for the Class A Shares.

“Underwriters Cut-Backs” means the reduction in the number of securities sought to be sold in any offering as a result of the written advice by any managing underwriter (or a nationally recognized independent investment bank selected by the Purchaser and reasonably acceptable to the Holder) that, in its opinion, the inclusion of the entire amount of the securities sought to be included in such offering would adversely affect the marketability of the equity securities sought to be sold pursuant to such offering.

“VWAP” means with respect to any publicly traded equity security, the volume weighted average price of such equity security over a specified period of time as reported by Bloomberg (or its equivalent, nationally recognized successor if Bloomberg ceases to provide such reports).

ARTICLE II

SALE OF AOG UNITS

SECTION 2.1    SALE OF AOG UNITS.

(a)    Subject to adjustment and other provisions as provided in this Article II, once each Quarter, on the applicable Quarterly Sale Date, the Holder shall be entitled to sell to the Purchaser AOG Units held by the

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Holder representing at least the Threshold Amount. Holder shall, on the applicable Quarterly Sale Date, deliver and surrender AOG Units to the Purchaser in exchange for the payment by the Purchaser of the Cash Amount (such sale, a “Sale”).

(b)    On the Quarterly Sale Date, all rights and obligations of the Holder as holder of such AOG Units shall cease upon payment in full of the Cash Amount and surrender of the AOG Units subject to such sale.

(c)    To the extent consent of any Person shall be required pursuant to the provisions of the Apollo Principal Operating Agreements, the Purchaser, APO Corp., APO FC, APO FC II, APO FC III, APO LLC and/or APO UK, as applicable, shall use commercially reasonable efforts to cause such consent to be obtained (if not already obtained).

(d)    The parties hereto acknowledge and agree that the AOG Units held by Holder may not be Transferred to any Person, and the Holder shall not have any right to Transfer or otherwise dispose of any AOG Units, other than (x) subject to required regulatory approvals, to a Permitted Transferee or (y) through a Transfer in accordance with this Agreement.

(e)    Any attempt to Transfer any AOG Units other than to a Permitted Transferee or in accordance with this Agreement shall be null and void and no right, title or interest in or to such AOG Units shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder in connection with any such attempted Transfer. Neither the Purchaser nor the members of the Apollo Operating Group will give, or permit their respective transfer agents to give, any effect to any such attempted Transfer on their records.

(f)    Notwithstanding anything to the contrary in this Agreement, no limited partnership interest or limited liability company interest comprising an AOG Unit (an “Underlying AOG Interest”) may be Transferred to any Person unless an equal number of each of the other limited partnership interests and limited liability company interests comprising an AOG Unit is Transferred concurrently therewith to the same transferee such that the transferee receives securities comprising AOG Units as defined under this Agreement. Any Transfer of any Underlying AOG Interest which does not comply with the preceding sentence shall be null and void and no right, title or interest in or to such Underlying AOG Interest shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder in connection with any such attempted Transfer. For so long as any subsidiary of Holder that holds Underlying AOG Interests as of the date hereof holds any Underlying AOG Interests other than as undivided Operating Group Units, Holder shall cause such subsidiary to (i) not conduct any business or operations or other activities and to not have any assets or liabilities except for ownership of Underlying AOG Interests and (ii) be a wholly owned subsidiary of Holder.

SECTION 2.2    SALE PROCEDURES; NOTICES AND REVOCATIONS.

(a)    Notice of Intent.

(i)    If the Holder determines that it may exercise the right to sell AOG Units as set forth in Section 2.1(a), the Holder shall, to the extent it has determined to do so, on the Intent Notice Date, provide a revocable written notice of its intent to sell such AOG Units, substantially in the form of Exhibit A hereto, which notice of intent shall include an estimate of the number of AOG Units intended to be so sold to the Purchaser.

(ii)    A notice of intent shall permit, but not obligate, the Holder to sell any or all of the AOG Units included in such notice of intent up to the amount of AOG Units set forth in such notice of intent. The Holder shall not be entitled to sell AOG Units on a Quarterly Sale Date in excess of the number of AOG Units set forth in its notice of intent submitted with respect to such quarterly period.

(b)    Notice of Sale. In the event that the Holder has satisfied the notice procedures in Section 2.2(a)(i), the Holder may exercise the right to sell AOG Units set forth in Section 2.1(a) by providing on or before the Sale

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Notice Date an irrevocable written notice of sale to the Purchaser, which shall include the number of AOG Units to be so sold to the Purchaser (which, for the avoidance of doubt, shall equal or exceed the Threshold Amount), substantially in the form of Exhibit B hereto (each, a “Notice of Sale”); provided, that a Notice of Sale shall include a minimum sale price (stated on a per-Unit basis before deducting for any commissions, fees and expenses) for the AOG Units included in such Notice of Sale that is equal to at least the Price Floor (such price, the “Minimum Sale Price”).

(c)    Purchaser’s Options. If the Purchaser has received a Notice of Sale, the Purchaser in its sole discretion may elect either (i) to consummate a Sale Transaction or (ii) to permit the Holder to consummate an AOG Transaction.

(d)    Sale Transaction.

(i)    Purchase Transaction. If the Purchaser has received a Notice of Sale and has elected to consummate a Sale Transaction, the Purchaser and the Holder may agree to consummate the Sale Transaction through a Purchase Transaction.

(ii)    Registered Sale. If the Purchaser has received a Notice of Sale and has elected to consummate a Sale Transaction, and the Purchaser and the Holder have not agreed to consummate a Purchase Transaction pursuant to Section 2.2(d)(i), the Purchaser shall use its best efforts to consummate one Registered Sale within the Trading Window following receipt of such Notice of Sale; provided that the Purchaser shall not be required to consummate such Registered Sale, and the Notice of Sale for such Sale Transaction shall be void and have no further effect, if the gross sale price per Class A Share that the Purchaser would receive upon the consummation of such Registered Sale shall be less than the Minimum Sale Price; provided further that in a Registered Sale the Holder shall be permitted to adjust the Minimum Sale Price prior to the pricing of such offering so long as such adjusted Minimum Sale Price remains in excess of the Price Floor on the date of such adjustment.

(iii)    Private Placement. If the Purchaser notifies the Holder that it cannot consummate a Registered Sale pursuant to Section 2.2(d)(ii), the Holder may require the Purchaser to use its best efforts to consummate a Private Placement to one or more Persons; provided that the Purchaser shall not be required to consummate such Private Placement, and the Notice of Sale for such Sale Transaction shall be void and have no further effect, if the gross sale price per Class A Share that the Purchaser would receive upon the consummation of such Private Placement shall be less than the Minimum Sale Price on the applicable Quarterly Sale Date; provided further that the Purchaser shall not consummate a Private Placement to a Prohibited Transferee.

(iv)    Limits. In the case of a Sale Transaction pursuant to Section 2.2(d)(ii) or (iii), the Purchaser may, in each case, refuse to consummate a Sale Transaction to any Person if the difference between (x) the beneficial ownership of Class A Shares by such Person following such Sales Transaction minus (y) the beneficial ownership of Class A Shares by such Person prior to such Sales Transaction, in each case computed on a fully diluted basis, would be greater than 2.0%.

(v)    Settlement of Sale. Provided that the parties have not agreed to consummate a Purchase Transaction pursuant to Section 2.2(d)(i), the Purchaser’s obligation to acquire any AOG Units from the Holder (x) in a Registered Sale is conditioned upon its ability to complete a Registered Sale of Class A Shares and receive gross cash proceeds per share at or above the Minimum Sale Price and (y) in a Private Placement is conditioned upon its ability to complete a Private Placement of Class A Shares and receive gross cash proceeds per share at or above the Minimum Sale Price on the applicable Quarterly Sale Date. As promptly as practicable following the consummation of a Sale Transaction and the surrender for exchange of AOG Units as set forth in Section 2.1(b), the Purchaser shall deliver or cause to be delivered to the Holder the Cash Amount by wire transfer of immediately available funds to the account of the Holder set forth on the applicable Notice of Sale.

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(e)    AOG Transaction. If the Purchaser has received a Notice of Sale and has elected not to consummate a Sale Transaction pursuant to Section 2.2(d), the Purchaser shall notify the Holder of such election and shall permit the Holder to consummate an AOG Transaction in accordance with Section 2.7.

(f)    Procedures. The Purchaser may adopt reasonable procedures for the implementation of the provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election for sale, subject to consent of the Holder to the extent contrary to any procedures expressly set forth herein. The Purchaser may consummate any Sale Transaction through one or more designees, provided that the use of such designee does not adversely affect any rights of the Holder, or the underlying obligation of the Purchaser, pursuant to this Agreement.

(g)    Investment Bank. In connection with any Sale Transaction or Purchase Transaction, any investment bank will be selected by the Purchaser and any commissions and fees will be agreed by the investment bank and the Purchaser and, in each case, reasonably acceptable to the Holder.

SECTION 2.3    SPLITS, DISTRIBUTIONS AND RECLASSIFICATIONS.

If there is: (a) any subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of the AOG Units it shall be accompanied by an identical subdivision or combination of the Class A Shares; or (b) any subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of the Class A Shares it shall be accompanied by an identical subdivision or combination of the AOG Units. In the event of a reclassification, recapitalization, merger, consolidation, reorganization or other similar transaction as a result of which the Class A Shares are converted into another security, then all references in this agreement to the Class A Shares shall be substituted by a reference to such other security. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the sale of any AOG Unit.

SECTION 2.4    BLACKOUT PERIODS.

Notwithstanding anything to the contrary herein, the Purchaser shall have the right to refuse to consummate a Sale if, (a) at any time the Purchaser reasonably determines that there may be material non-public information that the Purchaser has a bona fide business purpose for preserving as confidential, provided, however, that this shall not restrict the Holder from selling AOG Units if it is anticipated that the material non-public information will become public prior to, or in conjunction with, the applicable Quarterly Sale Date; or (b) if such Sale would be prohibited under applicable law or regulation. The Purchaser shall be entitled to so refuse to consummate a Sale for a reasonable period of time not to exceed ninety (90) consecutive days or one-hundred eighty (180) days in the aggregate in any twelve (12) month period.

SECTION 2.5    CONSIDERATIONS PERTAINING TO REGISTERED SALES.

(a)    If a Registered Sale of any Class A Shares to be issued upon any Sale in respect of a Quarterly Sale Date is to occur and (A) such Registered Sale does not occur, the Purchaser is not obligated to consummate such Sale, (B) there are Underwriter Cut-Backs on such Registered Sale, the Purchaser may reduce the number of AOG Units to be purchased on the applicable Quarterly Sale Date according to the Ratio or (C) such Registered Sale includes an over-allotment option, which option shall lapse un-exercised in whole or in part, the Purchaser may reduce the number of AOG Units to be purchased on the applicable Quarterly Sale Date, as adjusted by the applicable Ratio, by the number of AOG Units attributable to such un-exercised portion of the over-allotment amount, as adjusted by the applicable Ratio.

(b)    If a Registered Sale of any Class A Shares to be issued upon any Sale in respect of a Quarterly Sale Date is to occur, the Holder agrees that it shall (x) provide promptly the Requested Information to the

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Purchaser, (y) agree to customary indemnification provisions regarding the Requested Information in favor of the Purchaser and to any lock-up agreement requested by the underwriters (if any) of such Registered Sale and (z) provide to the Purchaser any additional materials or information reasonably requested by the Purchaser.

(c)    The parties agree that a Registered Sale shall constitute a Piggyback Registration pursuant to the Founders Shareholders Agreement, which entitles each Shareholder to include its own Class A Shares on such Piggyback Registration. If (i) any Shareholder requests to include its own Class A Shares on such Piggyback Registration and (ii) such offering is the subject of Underwriter Cut-Backs, then the Class A Shares the Purchaser intended to issue in such Registered Sale shall be included together with Class A Shares requested to be included in such Piggyback Registration by any Shareholders, pro rata among the Purchaser and such Shareholders based upon the number of shares of Class A Shares deemed to be owned by such Persons.

SECTION 2.6    CONSIDERATIONS PERTAINING TO PRIVATE PLACEMENTS.

(a)    If a Private Placement of any Class A Shares to be issued upon any Sale in respect of a Quarterly Sale Date is to occur and such Private Placement does not occur, the Purchaser will cancel all exchanges of the number of AOG Units attributable to the Class A Shares to be offered in such Private Placement in respect of such Quarterly Sale Date.

(b)    If a Private Placement of any Class A Shares to be issued upon any Sale in respect of a Quarterly Sale Date is to occur, (x) the Holder shall be entitled to designate a placement agent that is reasonably satisfactory to the Purchaser to consummate such Private Placement and (y) each Person purchasing Class A Shares in such Private Placement shall enter into a customary purchase agreement, which shall, among other things, include customary representations and warranties to and indemnification provisions in favor of the Purchaser.

SECTION 2.7    CONSIDERATIONS PERTAINING TO AOG TRANSACTIONS.

(a)    Subject to Section 2.7(b), the Holder agrees that any Person that acquires AOG Units from the Holder in an AOG Transaction shall be required to directly hold such AOG Units for at least 30 calendar days.

(b)    Notwithstanding anything to the contrary in Section 2.7(a), in connection with any AOG Transaction, the Person that acquires such AOG Units from the Holder and the Purchaser shall enter into a shareholders agreement that shall provide that (i) such Person shall have the right to exchange any AOG Units it acquired into Class A Shares, (ii) the Purchaser shall have the right to require that such Person exchange any AOG Units it acquired into Class A Shares, (iii) such Person shall not be permitted to sell or transfer such AOG Units, provided that such Person shall be permitted to exchange such AOG Units into Class A Shares and sell or transfer such Class A Shares subject to compliance with applicable laws.

(c)    The Holder shall not dispose of AOG Units in an AOG Transaction to any Person if the beneficial ownership of Class A Shares by such Person following such AOG Transaction would be greater than 3.5% of the number of total outstanding Class A Shares, in each case computed on a fully diluted basis.

(d)    The Purchaser shall provide all reasonable and customary assistance to the Holder in connection with the consummation of any AOG Transaction.

SECTION 2.8    CONSIDERATIONS PERTAINING TO THE FOUNDERS SHAREHOLDERS AGREEMENT.

(a)    The Purchaser agrees that it shall give written notice (the “Demand Notice”) to the Holder of any demand for registration under the Securities Act (a “Demand”) that the Purchaser receives pursuant to the Founders Shareholders Agreement within five (5) Business Days after receipt of such Demand.

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(b)    If the Holder submits a Notice of Sale which ultimately results in a Registered Sale pursuant to Section 2.2(d)(ii) after the Purchaser has delivered to the Holder a Demand Notice, the Holder acknowledges that Purchaser shall consummate such Registered Sale concurrently, and in the same registration statement, with the related Demand Registration.

(c)    Notwithstanding anything to the contrary in the Founders Shareholders Agreement, the Holder agrees that if (i) the Purchaser consummates a Registered Sale concurrently, and in the same registration statement, with the Demand Registration relating to the Demand Notice and (ii) such offering is the subject to Underwriter Cut-Backs, then the Class A Shares that the Purchaser intended to issue in such Registered Sale shall be included together with Class A Shares requested to be included in such Demand Registration and any applicable Piggyback Registration by any Other Demanding Sellers, any Piggyback Sellers and any Investors, pro rata among the Purchaser, Other Demanding Sellers, Piggyback Sellers and the Investors based upon the number of shares of Class A Shares deemed to be owned by such Persons.

SECTION 2.9    TAXES.

The delivery of the Cash Amount upon sale of AOG Units shall be made without charge to the Holder for any stamp or other similar tax in respect of such issuance.

SECTION 2.10    APOLLO OPERATING GROUP.

Upon the formation after the date hereof of a new Apollo Principal Entity that becomes a member of the Apollo Operating Group and in which AP Professional Holdings, L.P. holds an interest, the Purchaser covenants that it shall cause such new Apollo Principal Entity to issue to the Holder a number of AOG Units of such new Apollo Principal Entity equal to the product of (a) the total number of AOG Units of such new Apollo Principal Entity and (b) the percentage of each other Apollo Principal Entity then owned by the Holder.

ARTICLE III

GENERAL PROVISIONS

SECTION 3.1    AMENDMENT.

(a)    The provisions of this Agreement may be amended only by the written consent of each of the Purchaser and the Holder.

(b)    Notwithstanding anything to the contrary in Section 3.1(a) above, upon any amendment (the “Exchange Amendment”) to a provision of the Founders Exchange Agreement for which there is an analogous provision in this Agreement that improves the terms of the Founders Exchange Agreement for any Apollo Principal Holder (as defined in the Founders Exchange Agreement), the Purchaser shall notify the Holder and, upon the request of the Holder, the Purchaser shall agree to amend this Agreement to implement mutatis mutandis any such Exchange Amendment.

(c)    If the Purchaser determines in good faith after the date of this Agreement that there is a material risk that one or more members of the Apollo Operating Group will be (or is reasonably likely to be) treated as an association taxable as a corporation for U.S. federal income tax purposes (including as a result of having more than 100 partners for U.S. federal income tax purposes), then the Purchaser and the Holder shall cooperate in good faith to amend the terms of this Agreement in order to reduce the risk of such treatment and provide for the sale of AOG Units in a mutually tax-efficient manner.

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SECTION 3.2    ADDRESSES AND NOTICES.

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a)    If to the Purchaser, to:

Apollo Global Management, Inc.

9 West 57th Street, 43rd Floor

New York, New York 10019

Attention:	John J. Suydam, Esq.
Electronic Mail:	jsuydam@apollo.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention:	John M. Scott, Esq., Brian P. Finnegan, Esq. and Ross A. Fieldston, Esq.
Electronic mail:	jscott@paulweiss.com, bfinnegan@paulweiss.com and rfieldston@paulweiss.com

(b)    If to the Holder:

Athene Holding Ltd.

Chesney House

96 Pitts Bay Road

Pembroke HM 08

Bermuda

Attention:	Natasha Scotland Courcy
E-mail:	NCourcy@athene.bm

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

United States of America

Attention:	Perry J. Shwachman; Samir A. Gandhi; Jeremy Watson
E-mail:	pshwachman@sidley.com; sgandhi@sidley.com; jcwatson@sidley.com

SECTION 3.3    FURTHER ACTION.

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4    BINDING EFFECT.

(a)    This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

(b)    The Holder shall not transfer AOG Units to any Person, who is not a party to this Agreement without first obtaining an agreement from such Person to be a party to this Agreement; provided that the foregoing condition shall not apply to a Purchase Transaction, transfers of AOG Units to the Purchaser or any of its subsidiaries or to any Apollo Principal Entities or an AOG Transaction.

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SECTION 3.5    SEVERABILITY.

If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6    INTERACTION.

This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

SECTION 3.7    WAIVER.

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8    SUBMISSION TO JURISDICTION: WAIVER OF JURY TRIAL.

(a)    Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b)    Notwithstanding the provisions of paragraph (a), the Purchaser may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), the Holder (i) expressly consents to the application of paragraph (c) of this Section 3.8 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Purchaser as the Holder’s agents for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise the Holder of any such service of process, shall be deemed in every respect effective service of process upon the Holder in any such action or proceeding.

(c)    (i) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 3.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the forum designated by this paragraph (c) has a reasonable relation to this Agreement, and to the parties’ relationship with one another.

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(ii)    The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 3.8 and such parties agree not to plead or claim the same.

(d)    Notwithstanding any provision of this Agreement to the contrary, this Section 3.8 shall be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Delaware Uniform Arbitration Act (10 Del. C. § 5701 et seq.) (the “Delaware Arbitration Act”). If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Section 3.8, including any rules of the International Chamber of Commerce, shall be invalid or unenforceable under the Delaware Arbitration Act, or other applicable law, such invalidity shall not invalidate all of this Section 3.8. In that case, this Section 3.8 shall be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 3.8 shall be construed to omit such invalid or unenforceable provision.

SECTION 3.9    COUNTERPARTS.

This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10    TAX TREATMENT.

To the extent this Agreement imposes obligations upon a particular Apollo Principal Entity, this Agreement shall be treated as part of the relevant Apollo Principal Entity Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations. The parties shall report any Sale Transaction consummated hereunder as a taxable sale to the Purchaser of AOG Units by the Holder. No party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless otherwise required by applicable law.

SECTION 3.11    APPLICABLE LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

APOLLO GLOBAL MANAGEMENT, INC.

By:
[●]
[●]

ATHENE HOLDING, LTD.

By:
[ ]
[ ]

EXHIBIT A

FORM OF

NOTICE OF INTENT

Apollo Global Management, Inc.

9 West 57th Street

New York, NY 10019

Attention:	John J. Suydam
Fax:	(212) 515-3251
Electronic Mail:	jsuydam@apollo.com

Reference is hereby made to the Liquidity Agreement, dated as of [    ], 20[    ] (the “Liquidity Agreement”), among Apollo Global Management, Inc. and Athene Holding Ltd., as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Liquidity Agreement.

The undersigned Holder intends to sell AOG Units to the Purchaser pursuant to the terms of the Liquidity Agreement, as set forth below.

Legal Name of Holder:	[ ]

Address:	[ ]

Date of this Notice:	[ ]

Estimate of the Number of AOG Units Intended to be Sold	[ ]

The undersigned acknowledges that the sale of AOG Units shall be subject to the terms and conditions of the Liquidity Agreement.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Intent to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

[Signature Page to Notice of Intent]

EXHIBIT B

FORM OF

NOTICE OF SALE

Apollo Global Management, Inc.

9 West 57th Street

New York, NY 10019

Attention:	John J. Suydam
Fax:	(212) 515-3251
Electronic Mail:	jsuydam@apollo.com

Reference is hereby made to the Liquidity Agreement, dated as of [    ], 20[    ] (the “Liquidity Agreement”), among Apollo Global Management, Inc. and Athene Holding Ltd., as amended or amended and restated from time to time, in accordance with its terms. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Liquidity Agreement.

Reference is hereby also made to the Notice of Intent, dated as of [    ], previously delivered by the Holder to the Purchaser pursuant to the terms of the Liquidity Agreement.

The undersigned Holder desires to sell the number of AOG Units set forth below to be issued in its name as set forth below:

Legal Name of Holder:	[ ]

Address:	[ ]

Wire Information:	[ ]

Number of AOG Units to be sold:	[ ]

Minimum Sale Price for AOG Units to be sold:	[ ]

The undersigned acknowledges that the number of AOG Units to be sold pursuant to this notice shall be equal to the lesser of (x) the number of AOG Units set forth above, and (y) the number of AOG Units that the undersigned is permitted to sell taking into account any subsequent revocation permitted by Section 2.2(b) of the Liquidity Agreement and any limitations imposed pursuant to Article II of the Liquidity Agreement.

The undersigned (1) hereby represents that the AOG Units set forth above are beneficially owned by the undersigned, (2) hereby agrees to sell such AOG Units at the Minimum Sale Price as set forth in the Liquidity Agreement, and (3) hereby irrevocably constitutes and appoints any officer of the Apollo Principal Entities, APO LLC, APO FC, APO FC II, APO FC III, APO UK, APO Corp., or the Purchaser as its attorney, with full power of substitution, to sell on behalf of such Holder such AOG Units on the books and records of the Apollo Principal Entities at the Minimum Sale Price.

1

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Sale to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT C

PROHIBITED TRANSFEREES

1.	Highland Capital Management, L.P.

2.	Icahn & Co. Inc / High River LP

3.	Aurelius Capital Management

4.	Elliott Management

5.	Cyrus Capital Partners, LP

6.	Appaloosa Management L.P.

7.	Oaktree Capital Management, L.P.

8.

Any actually known or reasonably identifiable affiliate (reasonably identifiable by their name) of, and, if applicable, any actually known or reasonably identifiable fund or other entity managed by (in the case of such fund or such other entity, reasonably identifiable by their name), any of the entities listed above.

Exhibit E

Registration Rights Agreement

[Exhibit E—Registration Rights Agreement]

FINAL

REGISTRATION RIGHTS AGREEMENT

dated as of [●]

between

ATHENE HOLDING LTD.

AND

APOLLO GLOBAL MANAGEMENT, INC.

i

REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of [●], among Apollo Global Management, Inc. (“Holder”) and Athene Holding Ltd. (the “Company”).

WHEREAS, the Company has issued to certain affiliates of Holder new common shares of the Company (“Shares”) having an aggregate market value based on market price of approximately $[        ] (the “Share Issuance”), the consideration for which is (i) units of the Apollo Operating Group having an aggregate market value on the date hereof of approximately $[        ] and (ii) $[        ] million in cash; and

WHEREAS the Company has also granted to Holder the right to purchase additional Shares from the Company under certain circumstances; and

WHEREAS, in connection with, and effective upon, the date of completion of the Share Issuance (the “Closing Date”), the Company and Holder wish to set forth certain understandings between such parties.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. As used in this Agreement, the following terms have the following meanings:

“Affiliate” of any Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Agreement” has the meaning set forth in the recitals to this Agreement.

“Apollo Operating Group” means any carry vehicles, management companies or other entities formed by Holder or its Affiliates to engage in the asset management business (including alternative asset management) and receiving management fees, incentive fees, fees paid by Portfolio Companies, carry or other remuneration which are directly owned by Holder or its Subsidiaries and AP Professional Holdings, L.P. and which are not Subsidiaries of another member of the Apollo Operating Group, excluding any Funds and any Portfolio Companies. As of the date hereof, the Apollo Operating Group consists of Apollo Principal Holdings I, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings II, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings III, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IV, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings V, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VI, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VIII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IX, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings X, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings XI, LLC, an Anguilla limited liability company, Apollo Principal Holdings XII, L.P., a Cayman Islands exempted limited partnership and AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership.

“Beneficial Owner” means, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (A) voting power, which includes the power to vote, or to direct the voting of, such security and/or (B) investment power, which includes the power to dispose, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” have correlative meanings.

“Board” means the board of directors of the Company or any duly authorized committee thereof.

“Bye-laws” means the Bye-laws of the Company, as they may be amended, supplemented, restated or otherwise modified from time to time.

“Company” shall have the meaning set forth in the recitals to this Agreement.

“Demand” has the meaning set forth in Section 2.1(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“Form S-3” has the meaning set forth in Section 2.3.

“Free Writing Prospectus” has the meaning set forth in Section 2.6(a)(iii).

“Governmental Entity” means any Federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body).

“Inspectors” has the meaning set forth in Section 2.6(a)(viii).

“Long-Form Registration” has the meaning set forth in Section 2.1(c).

“Losses” has the meaning set forth in Section 2.8(a).

“Marketed Underwritten Offering” has the meaning set forth in Section 2.1(e).

“Non-Marketed Underwritten Offering” has the meaning set forth in Section 2.1(f).

“Non-Underwritten Shelf Takedown” has the meaning set forth in Section 2.1(f).

“Other Demanding Sellers” has the meaning set forth in Section 2.2(b).

“Person” shall be construed broadly and includes any individual, corporation, firm, partnership, limited liability company, joint venture, estate, business, association, trust, Governmental Entity or other entity.

“Piggyback Notice” has the meaning set forth in Section 2.2(a).

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Piggyback Seller” has the meaning set forth in Section 2.2(a).

“Proceeding” has the meaning set forth in Section 4.7.

“Records” has the meaning set forth in Section 2.6(a)(viii).

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“Registrable Amount” means a number of Registrable Securities representing at least the lesser of (i) 1.0% of the total Shares then outstanding (taking into account for this purpose all vested and unvested Shares, if any) and (ii) $40 million (such value shall be determined based on the value of such Registrable Securities, in each case on the date immediately preceding the date upon which the Demand or Shelf Notice, as applicable, has been received by the Company).

“Registrable Securities” means any Shares currently owned or hereafter acquired by any Shareholder (whether acquired upon conversion, exchange or exercise of any securities, through open market purchases, or otherwise). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities have been sold or otherwise transferred by the holder thereof pursuant to an effective registration statement or (ii) such securities are sold in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act, in each case to a person other than a Shareholder or an eligible assignee of a Shareholder under Section 4.9.

“Registration Expenses” has the meaning set forth in Section 2.7.

“Requesting Shareholder” means one or more Shareholders (and its affiliates) who collectively beneficially own, outstanding shares of Common Stock.

“SEC” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“Selected Court” has the meaning set forth in Section 4.7.

“Selling Shareholder Expenses Cap” has the meaning set forth in Section 2.7.

“Selling Shareholders” means the Persons named as selling shareholders in any registration statement under Article II hereof and who is the Beneficial Owner of Registrable Securities being offered thereunder.

“Shareholder” and “Shareholders” shall mean Holder together with its successors, permitted transferees and permitted assigns.

“Shares” means the shares of Common Stock of the Company, $0.001 par value per share, and any equity securities issued or issuable in exchange for or with respect to such shares of Common Stock (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

“Shelf Notice” has the meaning set forth in Section 2.3.

“Shelf Registration Statement” has the meaning set forth in Section 2.3.

“Short-Form Registration” has the meaning set forth in Section 2.1(c).

“Suspension Period” has the meaning set forth in Section 2.3(d).

“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

“Underwritten Offering Notice” has the meaning set forth in Section 2.1(f).

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“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

Section 1.2    Interpretation. In this Agreement, unless the context otherwise requires:

(a)    words importing the singular include the plural and vice versa;

(b)    pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;

(c)    a reference to a clause, party, annex, exhibit or schedule is a reference to a clause of, and a party, annex, exhibit and schedule to this Agreement, and a reference to this Agreement includes any annex, exhibit and schedule hereto;

(d)    a reference to a statute, regulation, proclamation, ordinance or by-law includes all statues, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Governmental Entity with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under the statute;

(e)    a reference to a document includes all amendments or supplements to, or replacements or novations of that document;

(f)    a reference to a party to a document includes that party’s successors, permitted transferees and permitted assigns;

(g)    the use of the term “including” means “including, without limitation”;

(h)    the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole, including the annexes, schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement;

(i)    the title of and the section and paragraph headings used in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions in this Agreement;

(j)    where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates;

(k)    the language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party; and

(l)    unless expressly provided otherwise, the measure of a period of one (1) month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date (for example, one (1) month following February 18 is March 18, and one (1) month following March 31 is May 1 (or in the case of January 29, 30 or 31, the following month shall be March 1)).

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ARTICLE II

REGISTRATION RIGHTS

Section 2.1    Demand Registration.

(a)    One or more Requesting Shareholders shall be entitled to make a written request of the Company (a “Demand”) for registration under the Securities Act of an amount of Registrable Securities that, in the aggregate taking into account all of the Requesting Shareholders, equals or is greater than the Registrable Amount (a “Demand Registration”) and thereupon the Company will, subject to the terms of this Agreement, use its commercially reasonable efforts to effect the registration as promptly as practicable under the Securities Act of:

(i)    the offer and sale of the Registrable Securities which the Company has been so requested to register by the Requesting Shareholders for disposition in accordance with the intended method of disposition stated in such Demand;

(ii)    all other Registrable Securities which the Company has been requested to register pursuant to Section 2.1(b); and

(iii)    all equity securities of the Company which the Company may elect to register in connection with any offering of Registrable Securities pursuant to this Section 2.1;

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities and the additional Shares, if any, to be so registered.

(b)    Each Demand shall specify: (i) the aggregate number of Registrable Securities requested to be registered in such Demand Registration, (ii) the intended method of disposition in connection with such Demand Registration, if then known and (iii) the identity of the Requesting Shareholder (or Requesting Shareholders). Within five (5) business days after receipt of a Demand, the Company shall give written notice of such Demand to all other Shareholders, if any. Subject to Section 2.1(h), the Company shall include in the Demand Registration covered by such Demand all Registrable Securities with respect to which the Company has received a written request for inclusion therein within ten (10) days after the Company’s notice required by this paragraph has been mailed. Such written request shall comply with the requirements of a Demand as set forth in this Section 2.1(b).

(c)    Demand Registrations shall be on (i) if option (ii) and (iii) below are not available, Form S-1 or any similar long-form registration (“Long-Form Registration”), (ii) if option (iii) below is not available, Form S-3 or any similar short form registration, if such short form registration is then available to the Company, or (iii) Form S-3ASR if the Company is, at the time a Demand is made, a Well-Known Seasoned Issuer (a Demand Registration under each of clauses (ii) and (iii), a “Short-Form Registration”), in each case, in compliance with the Securities Act and in the form of registration statements that the Company has customarily prepared and filed with the SEC for issuances of its Shares. The Company shall not be required to effect more than two Long-Form Registrations per fiscal year.

(d)    Effective Demand Registration. A Demand Registration shall not be deemed to have been effected:

(i)    unless a registration statement with respect thereto has been declared effective by the SEC and remains effective in compliance with the provisions of the Securities Act and the laws of any U.S. state or other jurisdiction applicable to the disposition of Registrable Securities covered by such registration statement until such time as all of such Registrable Securities shall have been disposed of in accordance with such registration statement or there shall cease to be any Registrable Securities;

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(ii)    if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Entities or court for any reason other than a violation of applicable law solely by any Selling Shareholder and has not thereafter become effective;

(iii)    if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement applicable to the Company are not satisfied or waived other than by reason of any breach or failure by any Selling Shareholder; or

(iv)    if the Company effects a postponement, declares a Suspension Period or similarly delays the exercise of rights under this Agreement pursuant to the terms in the paragraph below or the terms of this Agreement generally.

Notwithstanding the foregoing, the Company shall not be obligated to (i) maintain the effectiveness of a Long-Form Registration, filed pursuant to a Demand Registration, for a period longer than 75 days or (ii) effect any Demand Registration (A) within six (6) months of the effective date of a registration statement with respect to a “firm commitment” Underwritten Offering in which all Piggyback Sellers were given “piggyback” rights pursuant to Section 2.2 (and at least 50% of the number of Registrable Securities requested by such Piggyback Sellers to be included in such Demand Registration were included), (B) within three (3) months of the effective date of a registration statement with respect to any other Demand Registration, (C) within 90 days from the date on which a Marketed Underwritten Offering was priced or (D) if, in the reasonable judgment of the Board, it is not feasible for the Company to proceed with the Demand Registration because of the unavailability of audited or other required financial statements or financial information, provided that the Company shall use commercially reasonable efforts to obtain such financial statements or financial information as promptly as practicable. In addition, the Company shall be entitled to postpone (upon written notice to all Shareholders) the filing or the effectiveness of a registration statement for any Demand Registration (but no more than twice in any period of twelve (12) consecutive months and in no event for more than an aggregate of one-hundred twenty (120) days in any three-hundred sixty-five (365) consecutive day period) if the Board determines in its reasonable judgment that the filing or effectiveness of the registration statement relating to such Demand Registration would cause the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential, provided, however, that such postponement shall terminate at such time that such information is no longer material, non-public information or the Company no longer has a bona fide business purpose for preserving such information as confidential.

(e)    Offering Requests.

(i)    Requests for Marketed Underwritten Offerings. A Requesting Shareholder may from time to time request to sell Registrable Securities in an underwritten offering that is registered pursuant to the Shelf Registration Statement or under a Demand Registration that includes roadshow presentations or investor calls by management of the Company or other marketing efforts by the Company (a “Marketed Underwritten Offering”); provided that in the case of each such Marketed Underwritten Offering the Registrable Securities proposed to be sold shall have an expected aggregate offering price of at least $40 million; and provided, further, that the Company shall not be required to effect (A) a Marketed Underwritten Offering if another Marketed Underwritten Offering has been effected and priced within 90 days or (B) more than four Marketed Underwritten Offerings within any 12-month period. Notwithstanding anything contrary in this Section 2.1, unless otherwise agreed to by the Requesting Shareholders, no other Shareholder shall have the right to participate in a Marketed Underwritten Offering.

(ii)    Requests for Non-Marketed Underwritten Offerings. Requesting Shareholders may from time to time request to sell Registrable Securities in an underwritten offering that is registered under the Shelf Registration Statement or under a Demand Registration that does not include any marketing efforts by the Company or its management, including a “block trade” (a “Non-Marketed Underwritten Offering”); provided that in the case of each such Non-Marketed Underwritten Offering the Registrable Securities proposed to be sold

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shall have an aggregate offering price of at least $5 million. Notwithstanding anything contrary in this Section 2.1, unless otherwise agreed to by the Requesting Shareholders, no other Shareholder shall have the right to participate in a Non-Marketed Underwritten Offering.

(iii)    Requests for Non-Underwritten Offerings. At any time that a Shelf Registration Statement or any shelf registration statement filed in connection with a Demand Registration shall be effective with respect to Registrable Securities of a Requesting Shareholder and such Requesting Shareholder desires to initiate an offering or sale of all or part of such Requesting Shareholder’s Registrable Securities that does not constitute an Underwritten Offering (a “Non-Underwritten Shelf Takedown”), such Requesting Shareholder shall so indicate in a written request delivered to the Company no later than three Business Days prior to the expected date of such Non-Underwritten Shelf Takedown, which request shall include (i) the type and total number of Registrable Securities expected to be offered and sold in such Non-Underwritten Shelf Takedown and (ii) the expected plan of distribution of such Non-Underwritten Shelf Takedown. Notwithstanding anything contrary in this Section 2.1, unless otherwise agreed to by the Requesting Shareholder, no other Shareholder shall have the right to participate in a Non-Underwritten Shelf Takedown.

(iv)    Underwritten Offering Notices. All requests for Underwritten Offerings shall be made by giving written notice to the Company (an “Underwritten Offering Notice”). Each Underwritten Offering Notice shall specify (i) the approximate number of Registrable Securities to be sold in the Underwritten Offering, (ii) whether such offering will be a Marketed Underwritten Offering or a Non-Marketed Underwritten Offering, and (iii) the intended marketing efforts, if any. Within five Business Days after receipt of any Offering Notice, if agreed to by the Requesting Shareholders in accordance with the provisions set forth above, the Company shall (A) send written notice of such requested Offering to all other Shareholders, if any, and shall include in such Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after mailing such notice or (B) follow such other procedure agreed to by the Requesting Shareholders with respect to allowing other Shareholders to participate in the Underwritten Offering.

(f)    Any time that a Demand Registration involves an Underwritten Offering, (i) the Shareholders holding a majority of the Registrable Securities requested to be included in the Demand Registration shall select the investment banker or investment bankers and managers that will serve as lead and co-managing underwriters with respect to the offering of such Registrable Securities, subject to the consent of the Company, such consent not to be unreasonably withheld, and (ii) the Company and the Selling Shareholders shall enter into an underwriting agreement that is reasonably acceptable to the Shareholders holding a majority of the Registrable Securities requested to be included in the Demand Registration with respect to the provisions affecting such Shareholders and which agreement shall contain representations, warranties, indemnities and agreements of the Company customarily included (but not inconsistent with the covenants and agreements of the Company contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers.

(g)    The Company shall not include any securities other than Registrable Securities in a Demand Registration, except with the written consent of the Requesting Shareholders participating in such Demand Registration holding a majority of the Registrable Securities included in such Demand Registration. If, in connection with a Demand Registration, the lead bookrunning underwriters (or, if such Demand Registration is not an Underwritten Offering, a nationally recognized independent investment bank selected by the Company and reasonably acceptable to Shareholders holding a majority of the Registrable Securities included in such Demand Registration, and whose fees and expenses (other than any underwriting discounts relating to such Registrable Securities sold in such Demand Registration) shall be borne solely by the Company) advise the Company, in writing, that, in their reasonable opinion, the inclusion of all of the securities, including securities of the Company that are not Registrable Securities, sought to be registered in connection with such Demand Registration would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then the Company shall include in such registration statement only such securities as the Company is reasonably advised by such underwriters or investment bank can be sold without such adverse effect as follows

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and in the following order of priority: (i) first, up to the number of Shares requested to be included in such Demand Registration by any Shareholders, which, in the opinion of the underwriter or investment bank can be sold without adversely affecting the marketability of the offering, pro rata among such Shareholders based upon the number of Shares deemed to be owned by such Persons; (ii) second, securities the Company proposes to sell for its own account; and (iii) third, all other equity securities of the Company duly requested to be included in such registration statement by any other shareholders holding pari passu registration rights, pro rata on the basis of the amount of such other securities requested to be included or such other method determined by the Company.

Section 2.2    Piggyback Registration.

(a)    Subject to the terms and conditions hereof, whenever the Company proposes to register the offer and sale of any of its equity securities under the Securities Act (other than a registration by the Company on a registration statement on Form S-4 or a registration statement on Form S-8 or any successor forms thereto) (a “Piggyback Registration”), whether for its own account or for the account of others, the Company shall give each Shareholder prompt written notice thereof (but not less than ten (10) business days prior to the public filing by the Company with the SEC of any registration statement with respect thereto, provided that the Company shall not be required to deliver such notice prior to the a confidential submission or non-public filing of any registration statement with the SEC). Such notice (a “Piggyback Notice”) shall specify, at a minimum, the number of equity securities proposed to be registered, the proposed date of filing of such registration statement with the SEC, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known) and a reasonable estimate by the Company of the proposed minimum offering price of such equity securities. Upon the written request of any Person that on the date of the Piggyback Notice is a Shareholder (a “Piggyback Seller”) (which written request shall specify the number of Registrable Securities then presently intended to be disposed of by such Piggyback Seller, and may condition the sale of such Registrable Securities on a price range) given within ten (10) days after such Piggyback Notice is received by such Piggyback Seller, the Company, subject to the terms and conditions of this Agreement, shall use its commercially reasonable efforts to cause all such Registrable Securities held by Piggyback Sellers with respect to which the Company has received such written requests for inclusion to be included in such Piggyback Registration on the same terms and conditions as the Company’s equity securities being sold in such Piggyback Registration (whether for the account of the Company or for the account of others).

(b)    If, in connection with a Piggyback Registration, any managing underwriter (or, if such Piggyback Registration is not an Underwritten Offering, a nationally recognized independent investment bank selected by the Company and reasonably acceptable to the Shareholders holding a majority of the Registrable Securities included in such Piggyback Registration, and whose fees and expenses shall be borne solely by the Company) advises the Company in writing that, in its opinion, the inclusion of all the equity securities sought to be included in such Piggyback Registration by (i) the Company, (ii) others who acquire Shares after the date hereof and whom the Company gives registration rights and have sought to have all or part of such Shares registered in such Piggyback Registration pursuant to such registration rights, (iii) others with the written consent of Shareholders participating in such Demand Registration holding a majority of the Registrable Securities included in such Demand Registration (such Persons referenced in clauses (ii) and (iii) of this Section 2.2(b) being “Other Demanding Sellers”), and (iv) the Piggyback Sellers, as the case may be, would adversely affect the marketability of the equity securities sought to be sold pursuant thereto, then the Company shall include in the registration statement applicable to such Piggyback Registration only such equity securities as the Company is so advised by such underwriter can be sold without such an effect, as follows and in the following order of priority:

(i)    if the Piggyback Registration relates to an offering for the Company’s own account, then (A) first, such number of equity securities to be sold by the Company for its own account, and (B) second, Shares requested to be included in such Piggyback Registration by any Other Demanding Sellers and any Piggyback Sellers, pro rata among such Other Demanding Sellers and Piggyback Sellers based upon the number of Shares deemed to be beneficially owned by such Persons; or

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(ii)    if the Piggyback Registration relates to an offering other than for the Company’s own account, then (A) first, Shares requested to be included in such Piggyback Registration by any Other Demanding Sellers and any Piggyback Sellers, pro rata among such Other Demanding Sellers and Piggyback Sellers based upon the number of Shares deemed to be owned by such Persons, and (B) second, the other equity securities of the Company proposed to be sold by the Company as determined by the Company.

(c)    In connection with any Underwritten Offering under this Section 2.2, the Company shall not be required to include the Registrable Securities of a Shareholder in the Underwritten Offering unless such Shareholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters, or, if applicable, the underwriters selected by the Shareholders holding a majority of the Registrable Securities requested to be included in the Demand Registration in accordance with the terms of hereof.

(d)    If, at any time after giving written notice of its intention to register the offer and sale of any of its equity securities as set forth in this Section 2.2 and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Company shall determine, at its election, for any reason not to register the offer and sale of such equity securities, the Company shall give written notice of such determination to each Shareholder within five (5) days thereof and thereupon shall be relieved of its obligation to register the offer and sale of any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein); provided, that Shareholders may continue the registration as a Demand Registration pursuant to the terms of Section 2.1.

Section 2.3    Shelf Registration.

(a)    Subject to Section 2.3(d), and further subject to the availability of a registration statement on Form S-3 or on any other form which permits incorporation of information by reference to other documents filed by the issuer with the SEC (“Form S-3”) to the Company, any of the Shareholders may by written notice delivered to the Company (the “Shelf Notice”) require the Company to file as soon as practicable (but no later than sixty (60) days after the date the Shelf Notice is delivered), and to use commercially reasonable efforts to cause to be declared effective by the SEC as promptly as practicable and within ninety (90) days after such filing date, a Form S-3 providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of a number of Registrable Securities that is equal to or greater than the Registrable Amount (based on the number of Registrable Securities outstanding on the date such notice is delivered) owned by such Shareholders and any other Shareholders who elect to participate therein as provided in Section 2.3(b) in accordance with the plan and method of distribution set forth in the prospectus included in such Form S-3 (the “Shelf Registration Statement”).

(b)    Within five (5) business days after receipt of a Shelf Notice pursuant to Section 2.3, the Company will deliver written notice thereof to each Shareholder. Each Piggyback Seller may elect to participate in the Shelf Registration Statement by delivering to the Company a written request to so participate within ten (10) days after the Shelf Notice is received by any such Piggyback Seller.

(c)    Subject to Section 2.3(d), the Company will use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective (including through updates, amendments, replacements or otherwise) until the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise. If the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall use commercially reasonable efforts to file a Form S-1 shelf as promptly as practicable to replace the Shelf Registration Statement that is a Form S-3 shelf (but in no event more than 20 Business Days after the date of such ineligibility) and have the Form S-1 shelf declared effective as promptly as practicable (but in no event more than 90 days after the date of such filing) (at which time the Shelf Registration Statement shall refer to such Form S-1, and, in the event the Company again becomes eligible to use Form S-3

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for secondary sales, the Company shall use commercially reasonable efforts to convert the Form S-1 shelf into a Form S-3 shelf).

(d)    Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled to suspend the use of the prospectus included in the Shelf Registration Statement, filed in accordance with Section 2.3, for a reasonable period of time not to exceed ninety (90) days in succession or one-hundred eighty (180) days in the aggregate in any twelve (12) month period (a “Suspension Period”, provided, however, that any Suspension Period shall terminate at such time as the conditions which gave rise to the Suspension Period have ceased) if the Board shall determine in its reasonable judgment that (A) it is not feasible for the Shareholder to use the prospectus for the sale of Registrable Securities because of the unavailability of audited or other required financial statements or financial information, provided that the Company shall use its reasonable efforts to obtain such financial statements as promptly as practicable, or (B) the filing or effectiveness of the prospectus relating to the Shelf Registration Statement would cause the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential. After the expiration of any Suspension Period and without any further request from a Shareholder, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)    The Shareholders shall be entitled to demand such number of shelf registrations as shall be necessary to sell all of its Registrable Securities pursuant to this Section 2.3.

Section 2.4    Withdrawal Rights.

Any Shareholder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement. No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn; provided, however, that in the case of a Demand Registration, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Registrable Amount, then the Company shall as promptly as practicable give each Shareholder seeking to register Registrable Securities notice to such effect and, within ten (10) days following the mailing of such notice, such Shareholders still seeking registration shall, by written notice to the Company, elect to register additional Registrable Securities to satisfy the Registrable Amount or elect that such registration statement not be filed or, if theretofore filed, be withdrawn. During such 10-day period, the Company shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Company shall not seek, and shall use commercially reasonable efforts to prevent, the effectiveness thereof. If a Shareholder more than once in any year withdraws its notification or direction to the Company to include Registrable Securities in a registration statement in accordance with this Section 2.4 with respect to a sufficient number of shares so as to reduce the number of Registrable Securities requested to be included in such registration statement below the Registrable Amount (and Shareholders do not elect to register additional Registrable Securities to satisfy the Registrable Amount), such Shareholder shall be required to promptly reimburse the Company for all expenses incurred by the Company in connection with preparing for the registration of such Registrable Securities.

Section 2.5    Holdback Agreements.

(a)    In the case of any Underwritten Offering in connection with a Demand or Shelf Registration pursuant to this Agreement, each Requesting Shareholder, and in the case of any Piggyback Registration pursuant to this

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Agreement, each participating Shareholder, agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such equity securities, during any time period reasonably requested by the managing underwriter(s) of such Underwritten Offering (which shall not exceed seventy-five (75) days) with respect to any Demand, Shelf or Piggyback Registration (in each case, except as part of such registration subject to customary exceptions to be agreed). Each Shareholder subject to the restrictions of the first sentence of Section 2.5 shall receive the benefit of any shorter “lock-up” period or permitted exceptions agreed to by the managing underwriter(s) for any Underwritten Offering pursuant to this Agreement irrespective of whether such Shareholder participated in the Underwritten Offering and the terms of such lock-up agreements shall govern such Shareholders in lieu of the first sentence of Section 2.5.

(b)    In the case of any Underwritten Offering pursuant to this Agreement, the Company shall use commercially reasonable efforts to cause other Shareholders (other than the Shareholders) and its directors and officers to execute any lock-up agreements in form and substance as agreed by the Shareholders and as reasonably requested by the managing underwriters; provided, that the Holder agrees to cause the directors of the Company then employed by the Holder to execute any such lock-up agreements.

(c)    In the case of any Underwritten Offering, the Company agrees not to effect any Public Offering or distribution of any equity securities of the Company, or securities convertible into or exchangeable or exercisable for equity securities of the Company for a period (a) commencing upon the earlier of (x) the commencement of the roadshow in respect of such offering and(y) seven days prior to the pricing of such offering and (b) ending 90 days after the pricing of such offering, except, in each case, as part of such Underwritten Offering.

Section 2.6    Registration Procedures.

(a)    If and whenever the Company is required to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, Section 2.2, and Section 2.3 the Company shall as expeditiously as reasonably possible:

(i)    prepare and file with the SEC (subject to the provisions of Section 2.3 with respect to Shelf Registrations, promptly and, in any event on or before the date that is (i) 90 days, in the case of any Long-Form Registration, after the receipt by the Company a Demand from a Requesting Shareholder or (ii) 45 days, in the case of any Short-Form Registration, after the receipt by the Company of a Demand from a Requesting Shareholder) the requisite registration statement to effect any such registration and thereafter use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC and remain effective pursuant to the terms of this Agreement and cause such registration statement to contain a “Plan of Distribution” that permits the distribution of securities pursuant to all legal means; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided, further that before filing such registration statement, prospectus or any amendments thereto, the Company will furnish to the counsel selected by the Shareholders which are including Registrable Securities in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and such review to be conducted with reasonable promptness;

(ii)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a Demand Registration pursuant to Section 2.1, the expiration of ninety (90) days after such registration statement becomes effective or (ii) in the case of a Piggyback Registration pursuant to Section 2.2, the expiration of ninety (90) days after such registration statement becomes effective;

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(iii)    furnish to each Selling Shareholder and each underwriter, if any, of the securities being sold by such Selling Shareholder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Shareholder;

(iv)    use commercially reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Selling Shareholder and any underwriter of the securities being sold by such Selling Shareholder shall reasonably request, and take any other action which may be reasonably necessary or advisable to enable such Selling Shareholder and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Shareholder, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(v)    use commercially reasonable efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if no such securities are so listed, use commercially reasonable efforts to cause such Registrable Securities to be listed on the New York Stock Exchange or the NASDAQ Stock Market;

(vi)    use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Entities as may be necessary to enable each Selling Shareholder thereof to consummate the disposition of such Registrable Securities;

(vii)    in connection with an Underwritten Offering, obtain for each Selling Shareholder and underwriter:

(A)    an opinion of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Selling Shareholder and underwriters, and

(B)    a “comfort” letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter) signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement;

(viii)    promptly make available for inspection by a representative of the Selling Shareholders, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by the Selling Shareholders (collectively and not individually) or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with such registration statement, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (viii) if (i) the Company believes, after

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consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (A) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Company reasonably determines that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Selling Shareholder requesting such information agrees, and causes each of its Inspectors, to enter into a confidentiality agreement on terms reasonably acceptable to the Company; and provided, further, that each Selling Shareholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(ix)    promptly notify in writing each Selling Shareholder and the underwriters, if any, of the following events:

(A)    the filing (or confidential submission, as applicable) of the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(B)    any request by the SEC or any other Governmental Entity for amendments or supplements to the registration statement or the prospectus or for additional information;

(C)    the issuance by the SEC or any other Governmental Entity of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; and

(D)    the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(x)    notify each Selling Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare and furnish to such Selling Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(xi)    use commercially reasonable efforts to prevent the issuance of and, if issued, obtain the withdrawal of any order suspending the effectiveness of such registration statement or any suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction;

(xii)    otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to each Selling Shareholder, as soon as reasonably practicable, an earning statement of the Company covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first day of the Company’s first full quarter after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii)    cooperate with the Selling Shareholders and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under

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applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Selling Shareholders may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates, or, if requested by a Selling Shareholder or an underwriter, to facilitate the delivery of such securities in book-entry form;

(xiv)    have appropriate officers of the Company prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, and other information meetings organized by the underwriters, take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its commercially reasonable efforts to cooperate as reasonably requested by the Selling Shareholders and the underwriters in the offering, marketing or selling of the Registrable Securities;

(xv)    with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Shareholders holding the Registrable Securities covered by such registration statement, which Free Writing Prospectuses or other materials shall be subject to the prior reasonable review of the Selling Shareholders and their counsel;

(xvi)    (A) as expeditiously as possible and within the deadlines specified by the Securities Act, make all required filings of all prospectuses and Free Writing Prospectuses with the SEC and (B) within the deadlines specified by the Exchange Act, make all filings of periodic and current reports and other materials required by the Exchange Act;

(xvii)    as expeditiously as possible and within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby);

(xviii)    as expeditiously as practicable, keep the Selling Shareholders and their counsel advised as to the initiation and progress of any registration hereunder;

(xix)    cooperate with each Selling Shareholder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(xx)    furnish the Selling Shareholders, their counsel and the underwriters, as expeditiously as possible, copies of all correspondence with or from the SEC, the FINRA, any stock exchange or other self-regulatory organization relating to the registration statement or the transactions contemplated thereby and, a reasonable time prior to furnishing or filing any such correspondence to the SEC, the FINRA, stock exchange or self-regulatory organization, furnish drafts of such correspondence to the Selling Shareholders, their counsel, and the underwriters for review and comment, such review and comment to be conducted with reasonable promptness; and

(xxi)    to take all other reasonable steps necessary to effect the registration and disposition of the Registrable Securities contemplated hereby.

(b)    The Company may require each Selling Shareholder and each underwriter, if any, to furnish the Company in writing such information regarding each Selling Shareholder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request to complete or amend the information required by such registration statement.

(c)    Without limiting the terms of Section 2.1(a), in the event that the offering of Registrable Securities is to be made by or through an underwriter, the Company, if requested by the underwriter, shall enter

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into an underwriting agreement with a managing underwriter or underwriters in connection with such offering containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Company contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers.

(d)    Each Selling Shareholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.6(a)(ix)(C), 2.6(a)(ix)(D), or 2.6(a)(x), such Selling Shareholder shall forthwith discontinue (in the case of Section 2.6(a)(ix)(D), only in the relevant jurisdiction set forth in such notice) such Selling Shareholder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Shareholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.6(a)(x) and, if so directed by the Company, deliver to the Company, at the Company’s expense, all copies, other than permanent file copies, then in such Selling Shareholder’s possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities. In the event the Company shall give such notice, any applicable period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described in Section 2.6(a)(ix), Section 2.6(a)(ix)(D) or Section 2.6(a)(x) to the date when all such Selling Shareholders shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the SEC.

Section 2.7    Registration Expenses. All expenses incident to the Company’s performance of, or compliance with, its obligations under Article II of this Agreement in respect of a particular offering, including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and “blue sky” laws, all fees and expenses associated with filings required to be made with the FINRA (including, if applicable, reasonable and customary fees and expenses of any “qualified independent underwriter” as such term is defined by the FINRA), all fees and expenses of compliance with securities and “blue sky” laws, all printing (including, without limitation, expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Securities) and copying expenses, all messenger and delivery expenses, all fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions) and reasonable and customary fees and expenses of one firm of counsel to the Selling Shareholders (which firm shall be selected by the Selling Shareholders holding a majority of the Registrable Securities included in such registration) (collectively, the “Registration Expenses”) shall be borne by the Selling Shareholders that are selling Registrable Securities in connection with such offering, regardless of whether a registration is effected; provided, that such expenses shall be consistent with the customary and then-prevailing market practice for similar offerings (taking into account the size of such offerings and other relevant factors but assuming a seller of registrable securities other than the Company) (the “Selling Shareholder Expenses Cap”). The Company will pay any amounts above the Selling Shareholder Expenses Cap in respect of any offering and will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded. Each Selling Shareholder shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of such Selling Shareholder’s Registrable Securities pursuant to any registration.

Section 2.8    Registration Indemnification.

(a)    By the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Shareholder and each of their respective Affiliates and their respective officers, directors, employees, managers, partners and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Selling Shareholder or such other

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Person indemnified under this Section 2.8(a) from and against all losses, claims, damages, liabilities and expenses, whether joint or several (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, the “Losses”), to which they are or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law (including any applicable “blue sky” laws), rule or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, are caused by or relate to any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or preliminary prospectus, offering circular, offering memorandum or Disclosure Package (including the Free Writing Prospectus) or any amendment or supplement thereto or any filing or document incidental to such registration or qualification of the securities as required by this Agreement, or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein not misleading, except that no Person indemnified shall be indemnified hereunder insofar as the same are made in conformity with and in reliance on information furnished in writing to the Company by such Person concerning such Person expressly for use therein. Such indemnification obligation shall be in addition to any liability that the Company may otherwise have to any such indemnified person. In connection with an Underwritten Offering and without limiting any of the Company’s other obligations under this Agreement, the Company shall also indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriters or such other Person indemnified under this Section 2.8(a) to the same extent as provided above with respect to the indemnification (and exceptions thereto) of Selling Shareholders. Reimbursements payable pursuant to the indemnification contemplated by this Section 2.8(a) will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

(b)    By the Selling Shareholders. In connection with any registration statement in which a Shareholder is participating, each such Selling Shareholder will furnish to the Company in writing information regarding such Person’s ownership of Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall, severally and not jointly, indemnify the Company, its Affiliates and their respective directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company or such other Person indemnified under this Section 2.8(b) against all Losses caused by any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is furnished in writing by such Person concerning such Person expressly for use therein; provided, however, that each Selling Shareholder’s obligation to indemnify the Company hereunder shall, to the extent more than one Person is subject to the same indemnification obligation, be apportioned between each Person based upon the net amount received by each Person from the sale of Registrable Securities, as compared to the total net amount received by all of the indemnifying Persons pursuant to such registration statement. Notwithstanding the foregoing, no Person shall be liable to the Company and the underwriters for aggregate amounts in excess of the lesser of (i) such apportionment and (ii) the net amount received by such holder in the offering giving rise to such liability.

(c)    Notice. Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice on a timely basis.

(d)    Defense of Actions. In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the

16

matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, (ii) counsel to the indemnifying party has informed the indemnifying party that the joint representation of the indemnifying party and one or more indemnified parties could be inappropriate under applicable standards of professional conduct, or (iii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or is reasonably likely to be prejudiced by such delay, in any such event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (such consent not to be unreasonably withheld). The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, it being understood that the indemnified party shall not be deemed to be unreasonable in withholding its consent if the proposed settlement imposes any obligation on the indemnified party).

(e)    Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities and the termination of this Agreement.

(f)    Contribution. If recovery is not available or is insufficient under the foregoing indemnification provisions for any reason or reasons other than as specified therein, in each case as determined by a court of competent jurisdiction, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 2.8(f). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Selling Shareholder or transferee thereof shall be required to make a contribution in excess of the net amount received by such holder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.

Section 2.9    Request for Information; Certain Rights.

(a)    Request for Information. Not less than five (5) business days before the expected filing (or confidential submission, if applicable) date of each registration statement pursuant to this Agreement, the Company shall notify each Shareholder who has timely provided the requisite notice hereunder entitling the Shareholder to include for registration Registrable Securities in such registration statement of the information, documents and instruments from such Shareholder that the Company or any underwriter reasonably requests in connection with such registration statement, including, but not limited to a questionnaire, custody agreement, power of attorney, form of lock-up letter and form of underwriting agreement (the “Requested Information”). Such Shareholder shall promptly return the Requested Information to the Company. If the Company has not received the Requested Information (or a written assurance from such Shareholder that the Requested Information that cannot practicably be provided prior to filing of the registration statement will be provided in a timely fashion) from such Shareholder within a reasonable period of time (as determined by the Company) prior

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to the filing (or confidential submission, if applicable) of the applicable registration statement, the Company may file such registration statement without including Registrable Securities of such Shareholder, provided that the Company shall include such Registrable Securities upon receipt of such Requested Information. The failure to so include in any registration statement the Registrable Securities of a Shareholder (with regard to that registration statement) shall not in and of itself result in any liability on the part of the Company to such Shareholder.

(b)    No Grant of Future Registration Rights. The Company shall not grant any shelf, demand, piggyback or incidental registration rights that are senior to or otherwise conflict with the rights granted to the Shareholders hereunder to any other Person without the prior written consent of Shareholders holding a majority of the Registrable Securities held by all Shareholders.

(c)    Alternative Markets. In the event that a trading market for the Company’s Shares develops that does not require that the Shares be registered under Section 12 of the Exchange Act (e.g. outside the United States or through a Rule 144A trading market), the Company agrees to provide alternative liquidity provisions to the Shareholders that would be the functional equivalent of this Article II, including the provision of offering documents, the entering into of placement and/or listing agreements and the functional equivalent of the other terms of this Article II and with the functional equivalent of the division of liabilities and expenses as provided in this Article II.

(d)    Adjustments Affecting Registrable Shares. Without the written consent of each Shareholder, the Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Shares that would materially adversely affect the ability of the Shareholders to include such Registrable Shares in any registration of securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Shares under any such registration or other offering.

(e)    Rule 144. The Company shall take all actions reasonably necessary to enable Shareholders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rules or regulations adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the written request of any Shareholder, the Company shall deliver to such Shareholder a written statement as to whether it has complied with such requirements.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1    Representations and Warranties of Holder. Holder represents and warrants to the Company that (a) this Agreement has been duly authorized, executed and delivered by such Shareholder, and is a valid and binding agreement of Holder, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (b) the execution, delivery and performance by Holder, of this Agreement does not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both constitute) a default under any agreement to which such Shareholder, is a party or, the organizational documents of Holder.

Section 3.2    Representations and Warranties of the Company. The Company represents and warrants to Holder that (a) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and to general

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principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and (b) the execution, delivery and performance by the Company of this Agreement does not violate or conflict with or result in a breach by the Company of or constitute (or with notice or lapse of time or both constitute) a violation by the Company under its Bye-laws, any existing applicable law, rule, regulation, judgment, order, or decree of any Governmental Entity exercising any statutory or regulatory authority of any of the foregoing, domestic or foreign, having jurisdiction over the Company or any of its respective properties or assets, or any agreement or instrument to which the Company is a party or by which the Company or any of its respective properties or assets may be bound.

ARTICLE IV

MISCELLANEOUS

Section 4.1    Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile (provided a copy is thereafter promptly delivered as provided in this Section 4.1) or nationally recognized overnight courier, addressed to such party at the address or facsimile number set forth below or such other address or facsimile number as may hereafter be designated in writing by such party to the other parties:

(a)    if to the Company, to:

(ii)    If to AHL, to:

Athene Holding Ltd.

Chesney House

96 Pitts Bay Road

Pembroke HM 08

Bermuda

Attention:    Natasha Scotland Courcy

E-mail:        NCourcy@athene.bm

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

United States of America

Attention:    Perry J. Shwachman

            Samir A. Gandhi

            Jeremy Watson

E-mail:        pshwachman@sidley.com

            sgandhi@sidley.com

            jcwatson@sidley.com

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attention:    A. Peter Harwich

            Daniel E. Rees

Email:         peter.harwich@lw.com

            daniel.rees@lw.com

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(b)    if to Holder, to:

c/o Apollo Global Management

9 West 57th Street, 43rd Floor

New York, NY 10019

Attention: John J. Suydam and General Counsel

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attention: Tracey A. Zaccone, Esq.

Fax: (212) 492-0085

Section 4.2    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 4.3    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart. Facsimile counterpart signatures to this Agreement shall be binding and enforceable.

Section 4.4    Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

Section 4.5    Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.6    Governing Law; Equitable Remedies. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF BERMUDA (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Selected Court (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 4.7    Consent To Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Supreme Court of Bermuda (the “Selected Court”) and waives any objection to venue being laid in the Selected Court whether based on the grounds of forum non

20

conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Court; provided, however, that a party may commence any Proceeding in a court other than the Selected Court solely for the purpose of enforcing an order or judgment issued by the Selected Court; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the applicable party hereto at their respective addresses referred to in Section 4.1; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER AMONG THEM RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 4.8    Amendments; Waivers.

(a)    No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and Shareholders holding a majority of the Registrable Securities, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, that such amendment or waiver which adversely affects any party to this Agreement and is prejudicial to such party relative to all other parties (other than the Company) cannot be effected without the consent of such party.

(b)    No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 4.9    Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided that any Shareholder may assign its rights hereunder in connection with a transfer of its Shares if such transferee (i) (A) is an Affiliate of such Shareholder or (B) shall own at least 5% of the Company’s outstanding Common Stock (on an as-converted basis, if applicable and after giving effect to all vested and unvested Shares, if applicable) after giving effect to such transfer and (ii) shall execute a joinder to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 4.10    Effectiveness. This Agreement shall become effective upon the Closing Date.

Section 4.11    Term. This Agreement shall automatically terminate with respect to any Shareholder upon the date on which the such Shareholder no longer Beneficially Own Shares representing at least 1% of the Shares then outstanding (after giving effect to all vested and unvested Shares, if applicable).

[Remainder of page intentionally left blank]

21

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

APOLLO GLOBAL MANAGEMENT, INC.

By:
Name:
Title:

ATHENE HOLDING LTD.

By:
Name:
Title:

[AHL—Registration Rights Agreement]

Exhibit F

Amended and Restated Bye-Laws

[See Annex C]

Exhibit G

Specified Entities

1.	Athora Holding Ltd. and its Subsidiaries

2.	VA Capital Company LLC and its Subsidiaries.

Annex B

PRIVILEGED AND CONFIDENTIAL	EXECUTION VERSION

VOTING AGREEMENT

dated as of

October 27, 2019

by and among

APOLLO MANAGEMENT HOLDINGS, L.P. and

THE OTHER SHAREHOLDERS

INDEX OF DEFINED TERMS

Term	Section
Affiliate	1.1
Agreement	Preamble
AGM	1.1
AHL	1.1
AMH	Preamble
beneficially own	1.1
Board of Directors	1.1
Class A Shares	1.1
Closing	1.1
control	1.1
Controlled Entity	1.1
Fall-away Date	1.1
Governmental Entity	1.1
Law	1.1
Other Shareholders	Preamble

B-i

Term	Section
Permitted Transferee	1.1
Person	1.1
Proceeding	3.5
Proxy	2.1(b)
Related Party	3.13
Selected Court	3.5
Subject Shares	1.1
Term	2.3
Transaction Agreement	Recitals
Transfer	1.1
Transferred	1.1
Transferrable	1.1

B-ii

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of October 27, 2019, by and among Apollo Management Holdings, L.P., a Delaware limited partnership (“AMH”) and each Person identified on the signature pages hereto as an Other Shareholder (the “Other Shareholders”).

WHEREAS, in connection with the transactions contemplated by that certain Transaction Agreement, dated as of the date hereof, by and among Apollo Global Management, Inc., a Delaware corporation, AHL and the other parties thereto (the “Transaction Agreement”), AMH and the Other Shareholders desire to address herein certain relationships among themselves.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

Section 1.1    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means in the case of a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person; provided, that none of AHL and its Subsidiaries will be deemed an Affiliate of AMH or any of AMH’s Affiliates for purposes of this Agreement.

As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“AGM” means Apollo Global Management, Inc., a Delaware corporation.

“AHL” means Athene Holding Ltd., a Bermuda exempted company.

“Apollo Related Holder Shares” means the number of Class A Shares that AGM can reasonably demonstrate with documentary or other evidence are beneficially owned in the aggregate by the Apollo Shareholders, the controlled Affiliates of AGM and the Persons set forth on Exhibit A (excluding for this purpose any Class A Shares to which the Apollo Shareholders have been granted a proxy by an employee of AHL).

“Apollo Shareholders” means any Person that is a shareholder of AHL and a party to the Shareholders Agreement to be entered into at the Closing among AHL, AMH and certain Affiliates of AMH that will acquire Class A Shares at the Closing pursuant to the Transaction Agreement.

“Board of Directors” means the board of directors of AHL.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or Bermuda or any day on which banking institutions in The State of New York are authorized or required by Law or other governmental action to close.

“Class A Shares” means the Class A common shares, $0.001 par value per share, of AHL.

“Closing” has the meaning given to such term in the Transaction Agreement.

“Controlled Entity” means, as to any Person, (a) any corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Person or such Person’s Affiliates, (b) any partnership of which such Person or an Affiliate of such Person is the managing partner (or the general partner if such partnership is a limited partnership) and in which such Person or such Person’s Affiliates hold partnership interests representing at least fifty percent (50%) of such partnership’s capital and profits and (c) any limited liability company of which such Person or an Affiliate of such Person is the manager or managing member and in which such Person or such Person’s Affiliates hold membership interests representing at least fifty percent (50%) of such limited liability company’s capital and profits.

“Competitor” means any Person that is, or is affiliated in any manner with any other Person that is the reasonable good faith judgement of AHL in direct competition with, or controls any Person in direct competition with, AHL; provided that none of AGM or any of its Affiliates shall be deemed a Competitor at any time other than an Affiliate of AGM that is itself a Portfolio Company which may be deemed a Competitor to the extent such Portfolio Company is itself a Competitor pursuant to this definition.

“Fall-away Date” means the first date on which (i) the Apollo Related Holders Shares represent less than seven and one-half percent (7.5%) of the total aggregate number of Class A Shares issued and outstanding, or (ii) the Apollo Shareholders have a Percentage Interest of less than five percent (5%).

“Fund” means any separate account, client (other than AHL and its Subsidiaries), investment vehicle, or similar entity sponsored, advised or managed, directly or indirectly, by AGM or any of its Subsidiaries.

“Governmental Entity” means any federal, state, local, municipal or foreign government or subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority (including the New York Stock Exchange and FINRA—Financial Industry Regulatory Authority), instrumentality, agency, commission or body.

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Percentage Interest” means, with respect to any Person and as of any time of determination, a fraction, expressed as a percentage, the numerator of which is the number of Class A Shares held or beneficially owned by such Person, including Class A Shares to which such Person has been granted a valid proxy, as of such date and the denominator of which is the aggregate number of Class A Shares issued and outstanding as of such date

“Permitted Transferee” means, with respect to any Person, any Controlled Entity or Affiliate of such Person, a Transfer to which such Controlled Entity or Affiliate would not reasonably be expected to result in adverse tax or regulatory consequences to any party hereto or to AHL, as reasonably determined by AHL in good faith; provided, however, that no Person that is a Competitor, a Fund or a Portfolio Company shall be a Permitted Transferee for purposes of this Agreement.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

“Portfolio Companies” means any Person in which any Fund owns or has made, directly or indirectly, an investment.

“Subject Shares” shall mean all Class A Shares beneficially owned by an Other Shareholder.

“Transfer” means any direct or indirect sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, charge, encumbrance, hypothecation, mortgage, creation of a security interest in, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of Law (including the creation of any derivative or synthetic interest). The terms “Transferred” and “Transferrable” have correlative meanings.

Section 1.2    Interpretation. In this Agreement and in the exhibits hereto, except to the extent that the context otherwise requires:

(a)    the headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

(b)    defined terms include the plural as well as the singular and vice versa;

(c)    words importing gender include all genders;

(d)    a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made thereunder;

(e)    any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified, supplemented or restated, including by waiver or consent, and references to all attachments thereto and instruments incorporated therein, but in the case of each of the foregoing, only to the extent that such amendment, modification, supplement, restatement, waiver or consent is effected in accordance with this Agreement;

(f)    any reference to “day” or “month” means a calendar day or a calendar month;

(g)    any reference to a “day” means the whole of such day, being the period of 24 hours running from midnight to midnight;

(h)    references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits of and to this Agreement;

(i)    the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation”;

(j)    the word “or” shall be disjunctive but not exclusive; and

(k)    unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include such party’s successors and permitted assigns.

ARTICLE II

PROXY

Section 2.1    Irrevocable Proxy and Power of Attorney.

(a)    Subject to Section 2.1(b), Section 2.1(c), Section 2.3 and Section 3.12, and in each case subject to any limitations imposed by applicable Law, effective as of the Closing, each Other Shareholder hereby irrevocably constitutes and appoints AMH with full power of substitution, as its true and lawful proxy and attorney-in-fact to vote all of such Other Shareholder’s Subject Shares at any meeting (and any adjournment or postponement thereof) of AHL’s shareholders and in connection with any written consent of AHL’s shareholders.

(b)    The proxy and power of attorney granted herein (the “Proxy”) shall be irrevocable during the Term, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke all prior proxies granted by such Other Shareholder (if any) with respect to such Other Shareholder’s Subject Shares. No Other Shareholder shall grant to any entity or other person any proxy which conflicts with the Proxy, and any attempt to do so shall be void.

(c)    AMH may exercise the Proxy with respect to the Subject Shares only during the Term, and during the Term AMH shall have the right to vote the Subject Shares at any meeting of AHL’s shareholders and in any action by written consent of AHL’s shareholders in accordance with the provisions of Section 2.1(a). Unless expressly requested by AMH in writing, no Other Shareholder shall vote all or any portion of the Subject Shares at any such meeting or in connection with any such written consent of shareholders. During the Term, the vote, written consent or other action by AMH shall control in any conflict between a vote of or written consent or other action with respect to the Subject Shares by AMH, and a vote of or written consent or other action by any Other Shareholder with respect to the Subject Shares.

(d)    The Other Shareholders shall execute and deliver all such further documents and take such other actions as may be required by the AHL Bye-Laws to effectuate the Proxy.

Section 2.2    Covenants of the Other Shareholders. Each Other Shareholder covenants and agrees that, while the Proxy is in effect with respect to any of such Other Shareholder’s Subject Shares, and except as contemplated by this Agreement, (i) not to enter into any voting agreements, whether by proxy, voting agreement or other voting arrangement with respect to such Other Shareholder’s Subject Shares, and (ii) not to take any action that would make any representation or warranty of such Other Shareholder contained herein untrue or incorrect, in each case, that would have the effect of preventing such Other Shareholder from performing its obligations under this Agreement.

Section 2.3    Term and Termination. The term of the Proxy and each Other Shareholder’s covenants and agreements contained herein shall commence as of the Closing and shall terminate (i) with respect to any Other Shareholder’s Subject Shares, automatically with respect to any Subject Share of such Other Shareholder (x) as and when, and to the extent, that such Subject Share ceases to constitute a Subject Share or (y) upon written notice by AMH to such Other Shareholder and (ii) with respect to all Subject Shares, upon the occurrence of the Fall-Away Date, in each case, without any requirement for any further act by any Other Shareholder or AMH or the delivery of any certificate to memorialize the same (the “Term”).

Section 2.4    No Liability. Neither AMH, nor any of its Related Parties shall be liable, responsible or accountable in damages or otherwise to any Other Shareholder or any Related Party of any Other Shareholder by reason of any act or omission related to the possession or exercise of the Proxy in accordance with this Agreement. Each Other Shareholder acknowledges and agrees that no duty is owed to such Other Shareholder by AMH or any of its Related Parties in connection with or as a result of the granting of the Proxy or by reason of any act or omission related to the possession or the exercise thereof, and, to the extent any duty shall nonetheless be deemed or found to exist, such Other Shareholder hereby expressly and knowingly irrevocably waives, to the fullest extent permitted by applicable law, any and all such duty or duties, regardless of type or source.

Section 2.5    Assignment. Subject to Section 2.9, neither this Agreement nor the Proxy shall not be assignable by an Other Shareholder or by AMH.

Section 2.6    No Ownership Interest. Except as expressly set forth in this ARTICLE II, nothing contained in this ARTICLE II shall be deemed to vest in AMH any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares.

Section 2.7    Binding Effect; Reliance. All decisions, actions, consents and instructions of AMH in respect of the exercise of the Proxy in accordance with this Agreement shall be final and binding upon all of the Other Shareholders, and no such Person shall have any right to object, dissent, protest or otherwise contest the same. Other Shareholders shall be bound by all actions taken and documents executed by AMH in respect of the exercise of the Proxy in accordance with this Agreement, and AHL shall be entitled to rely on any action or decision of AMH in respect of the exercise of the Proxy in accordance with this Agreement. Notices or communications to or from AMH in respect of the exercise of the Proxy in accordance with this Agreement shall constitute notice to or from each of Other Shareholders.

Section 2.8    Regulatory Matters. Each Other Shareholder shall reasonably cooperate with AMH and its representatives in connection with any consents, approvals, authorizations, waivers, permits, filings and notifications of Governmental Entities (including the SEC and any insurance regulator located in the United States or other jurisdiction) that AMH makes or obtains for any matter that relates to, or arises from, the Proxy. Such cooperation shall be at AMH’s sole expense, and AMH shall indemnify and hold harmless each Other Shareholder for any and all liabilities incurred by such Other Shareholder in connection with any action taken pursuant to this Section 2.8.

Section 2.9    Transfers and Joinders. Subject to receipt of all required consents, approvals and authorizations, AMH shall be permitted to assign the Proxy to any Permitted Transferee that beneficially owns Class A Shares, provided that such Permitted Transferee shall, prior to or concurrently with such Transfer, cause such Permitted Transferee to execute a joinder to this Agreement, in which such Permitted Transferee agrees to be bound by and shall fully comply with the terms of this Agreement that are applicable to AMH. If, following a Transfer of any Subject Shares by an Other Shareholder, such Subject Shares continue to constitute Subject Shares, then such Other Shareholder shall cause the applicable transferee to execute a joinder to this Agreement, in which such transferee agrees to be bound by and shall fully comply with the terms of this Agreement that are applicable to such Other Shareholder to the extent relating to such Subject Shares. For the avoidance of doubt, a joinder to this Agreement executed in accordance with the foregoing shall not require the consent of any other party hereto. Notwithstanding the foregoing or anything herein to the contrary, AMH shall not be relieved of any obligation or liability hereunder arising prior to the consummation of any such assignment of the Proxy.

ARTICLE III

MISCELLANEOUS

Section 3.1    Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof and fully supersede any and all prior or contemporaneous agreements or understandings among the parties hereto pertaining to the subject matter hereof and thereof.

Section 3.2    Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its permitted assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other actions as may be required by Law or reasonably necessary to effectively carry out the intent and purposes of this Agreement.

Section 3.3    Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, (b) sent by overnight mail or registered or certified mail, return receipt requested, postage prepaid, or (c) sent by email, with electronic or written confirmation of receipt, in each case addressed as follows:

(i)	if to AMH, to:

Apollo Management Holdings, L.P.

9 West 57th Street, 43rd Floor

New York, NY 10019

Attention:     John J. Suydam

Email:          jsuydam@apollo.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention:    John M. Scott

                    Brian P. Finnegan

                    Ross A. Fieldston

Email:         jscott@paulweiss.com

                    bfinnegan@paulweiss.com

                    rfieldston@paulweiss.com

(ii)	if to any Other Shareholder, to: the address of such Other Shareholder set forth in the records of AHL.

Any such notice shall be deemed to be delivered, given and received for all purposes as of: (A) the date so delivered, if delivered personally, (B) upon receipt, if sent by facsimile or e-mail, or (C) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

Section 3.4    Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF BERMUDA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF BERMUDA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN BERMUDA.

Section 3.5    Consent to Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Supreme Court of Bermuda (the “Selected Court”) and waives any objection to venue being laid in the Selected Court whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before the Selected Court; provided, however, that a party may commence any Proceeding in a court other than the Selected Court solely for the purpose of enforcing an order or judgment issued by the Selected Court; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the applicable party hereto at its address set forth in Section 3.3; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by Law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER AMONG THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 3.6    Equitable Remedies. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at Law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at Law would be adequate.

Section 3.7    Construction. This Agreement shall be construed as if all parties hereto prepared this Agreement.

Section 3.8    Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

Section 3.9    Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties hereto (or their respective legal representatives, successors, heirs and distributees) any legal or equitable right, remedy or claim under or in respect of any agreement or provision contained herein, it being the intention of the parties hereto that this Agreement is for the sole and exclusive benefit of such parties (or such legal representatives, successors, heirs and distributees) and for the benefit of no other Person; provided, that the Related Parties of the parties hereto and the Related Parties of the Related Parties of the parties hereto shall be express third party beneficiaries of Section 2.4 and Section 3.13.

Section 3.10    Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of Law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole.

Section 3.11    Amendments; Waivers.

(a)    No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed by the parties hereto.

(b)    No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 3.12    Effectiveness. Notwithstanding anything in this Agreement to the contrary, this Agreement shall be effective as of the Closing and, upon any termination of the Transaction Agreement prior to the Closing, this Agreement shall be null and void and of no further force or effect.

Section 3.13    Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, by its acceptance of this Agreement, each party hereto covenants, acknowledges and agrees that no Person other than the parties hereto shall have any obligation hereunder and that (a) notwithstanding that any of the parties hereto may be a partnership or limited liability company, no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against any former, current or future, direct or indirect director, manager, officer, employee, agent, financing source or Affiliate of any of the parties hereto, any former, current or future, direct or indirect holder of any equity interests or securities of any of the parties hereto (whether such holder is a limited or general partner, manager, member, stockholder, securityholder or otherwise), any former, current or future assignee of any of the parties hereto, any former, current or future director, officer, employee, agent, financing source, general or limited partner, manager, management company, member, stockholder, securityholder, Affiliate, controlling Person or representative or assignee of any of the foregoing, or any former, current or future heir, executor, administrator, trustee, successor or assign of any of the foregoing other than the parties hereto or their respective successors or assignees under the this Agreement (any such Person or entity, other than the parties hereto or their respective successors or assignees under this Agreement, a “Related Party”) or any Related Party of the Related Parties of the parties hereto whether by the enforcement of any judgment or assessment or by any legal or equitable Proceeding, or by virtue of any applicable Law; and (b) no personal liability whatsoever will attach to, be imposed on or otherwise incurred by any Related Party of any party hereto or any Related Party of such party’s Related Parties under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of, or by reason of such obligations hereunder or by their creation.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed and delivered, all as of the date first set forth above.

OTHER SHAREHOLDERS

BELARDI 2018 GRAT

By:	/s/ James R. Belardi
Name: James R. Belardi
Title: Trustee

[Signature Page to Voting Agreement]

BELARDI 2019 GRAT

By:	/s/ James R. Belardi
Name: James R. Belardi
Title: Trustee

[Signature Page to Voting Agreement]

JAMES AND LESLIE BELARDI FAMILY TRUST

By:	/s/ James R. Belardi
Name: James R. Belardi
Title: Trustee

[Signature Page to Voting Agreement]

By:	/s/ William J. Wheeler
Name: William J. Wheeler

[Signature Page to Voting Agreement]

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its General Partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President and Secretary

[Signature Page to Voting Agreement]

Exhibit A

Apollo Related Holders

Each member of the AGM Executive Committee, each member of the AGM Management Committee, each Apollo Nominee (as defined in the Shareholders Agreement of AHL, by and among AGM, AHL and the other parties thereto) and each employee of or consultant to AGM and the Controlled Affiliates of AGM

Annex C

FINAL

THIRTEENTH AMENDED AND RESTATED

BYE-LAWS

OF

ATHENE HOLDING LTD.

Adopted on [●]

INTERPRETATION

1.	Definitions	C-1

SHARES

2.	Power to Issue Shares	C-7
3.	Power of the Company to Purchase its Shares	C-8
4.	Rights Attaching to Shares	C-8
5.	Tax Restrictions	C-11
6.	Calls on Shares	C-13
7.	[Reserved]	C-13
8.	Share Certificates	C-13
9.	Fractional Shares	C-13

REGISTRATION OF SHARES

10.	Register of Shareholders	C-14
11.	Registered Holder Absolute Owner	C-14
12.	Transfer of Registered Shares	C-14
13.	Transfer Agent; Registrar; Rules Respecting Certificates	C-15
14.	Transmission of Registered Shares	C-15

ALTERATION OF SHARE CAPITAL

15.	Power to Alter Capital	C-16
16.	Variation of Rights Attaching to Shares	C-16

DIVIDENDS AND CAPITALISATION

17.	Dividends	C-17
18.	Power to Set Aside Profits	C-17
19.	Method of Payment	C-17
20.	Capitalisation	C-18

MEETINGS OF SHAREHOLDERS

21.	Annual General Meetings	C-18
22.	Special General Meetings; Requisitioned General Meetings	C-18
23.	Purposes of Annual General Meetings; Proposals of Other Business by Shareholders	C-18
24.	Notice	C-21
25.	Giving Notice and Access	C-21
26.	Postponement of General Meeting	C-22
27.	Electronic Participation in Meetings	C-22
28.	Quorum at General Meetings	C-22
29.	Chairman to Preside at General Meetings	C-23
30.	Voting on Resolutions	C-23
31.	[Reserved]	C-23
32.	Power to Demand a Vote on a Poll	C-23
33.	Voting by Joint Holders of Shares	C-24
34.	Instrument of Proxy	C-24
35.	Representation of Corporate Shareholder	C-25
36.	Adjournment of General Meeting	C-25
37.	Written Resolutions of Shareholders	C-25
38.	Directors Attendance at General Meetings	C-27

C-i

DIRECTORS AND OFFICERS

39.	Election of Directors	C-27
40.	Nomination of Directors for Election	C-28
41.	[Reserved]	C-31
42.	Number of Directors	C-31
43.	Term of Office of Directors	C-31
44.	Removal of Directors	C-32
45.	Vacancy in the Office of Director	C-32
46.	Remuneration of Directors	C-32
47.	Defect in Appointment	C-32
48.	Directors to Manage Business	C-33
49.	Powers of the Board of Directors	C-33
50.	Register of Directors and Officers	C-34
51.	Appointment of Officers	C-34
52.	Appointment of Secretary	C-34
53.	Duties of Officers	C-34
54.	Remuneration of Officers	C-34
55.	Conflicts of Interest	C-34
56.	Indemnification and Exculpation	C-35

BUSINESS OPPORTUNITIES

57.	Business Opportunities	C-38

MEETINGS OF THE BOARD OF DIRECTORS

58.	Board Meetings	C-40
59.	Notice of Board Meetings	C-40
60.	Electronic Participation in Meetings	C-40
61.	Quorum at Board Meetings	C-40
62.	Board to Continue in the Event of Vacancy	C-40
63.	Chairman to Preside	C-40
64.	Written Consent	C-40
65.	Validity of Prior Acts of the Board	C-41

CONFLICTS

66.	Resolution of Conflicts	C-41
67.	Conflicts Committee	C-41

CORPORATE RECORDS

68.	Minutes	C-42
69.	Place Where Corporate Records Kept	C-42
70.	Form and Use of Seal	C-42

ACCOUNTS

71.	Books of Account	C-42
72.	Financial Year End	C-43

AUDITS

73.	Annual Audit	C-43
74.	Appointment of Auditor	C-43
75.	Remuneration of Auditor	C-43
76.	Duties of Auditor	C-43
77.	Access to Records	C-43

C-ii

78.	Financial Statements	C-43
79.	Distribution of Auditor’s Report	C-43
80.	Vacancy in the Office of Auditor	C-44

VOLUNTARY WINDING-UP AND DISSOLUTION

81.	Winding-Up	C-44

CHANGES TO CONSTITUTION; EXCLUSIVE JURISDICTION

82.	Changes to Bye-laws	C-44
83.	Changes to the Memorandum of Association	C-44
84.	Exclusive Jurisdiction	C-44
85.	Discontinuance	C-44

CERTAIN MATTERS RELATING TO SUBSIDIARIES

86.	Voting of Subsidiary Shares	C-44
87.	Bye-laws or Articles of Association of Certain Subsidiaries	C-45
88.	Termination of IMAs	C-45

C-iii

INTERPRETATION

1.	Definitions

1.1	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

9.9% Shareholder	means a Person whose Controlled Shares constitute more than nine and nine-tenths percent (9.9%) of the Total Voting Power;

Act	means the Companies Act 1981 of Bermuda as amended from time to time;

Affiliate	means, as to any Person, any Person which directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by ownership of voting stock, by contract or otherwise;

Apollo Group	means, (i) Apollo Global Management, Inc., (ii) AAA Guarantor – Athene, L.P., (iii) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by Apollo Global Management, Inc. or by one or more of Apollo Global Management, Inc.’s Subsidiaries, (iv) BRH Holdings GP, Ltd. and its shareholders, (v) any executive officer or employee of Apollo Global Management, Inc. or its Subsidiaries, (vi) any Shareholder that has granted to Apollo Global Management, Inc. or any of its Affiliates a valid proxy with respect to all of such Shareholder’s Class A Common Shares pursuant to Bye-law 34 and (vii) any Affiliate of a Person described in clauses (i), (ii), (iii), (iv), (v) or (vi) above; provided, none of the Company or its Subsidiaries shall be deemed to be a member of the Apollo Group;

Applicable Law	means, with respect to any Person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any Governmental Authority applicable to such Person;

Auditor	means the individual or entity for the time being performing the duties of auditor of the Company (if any);

Bermuda	means the Islands of Bermuda;

Board	means the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Business Day	means any day that is not a Saturday, Sunday or other day on which commercial banks in Bermuda are authorised or required by law to close;

Bye-laws	means these thirteenth Amended and Restated Bye-laws adopted by the Company on [●], in their present form or as from time to time amended;

Code	means the United States Internal Revenue Code of 1986, as amended from time to time, or any U.S. Federal statute from time to time in effect that has replaced such statute, and any reference in these Bye-laws to a provision of the Code or a Treasury regulation promulgated thereunder means such provision or regulation as amended from time to time or any provision of a U.S. Federal law or any U.S. Treasury regulation, from time to time in effect that has replaced such provision or regulation;

Company	means Athene Holding Ltd.;

Comparable Asset Manager	means an asset manager with personnel of experience, education and qualification, and whose services are of a scale and scope, comparable to those of ISG (after giving effect to any assistance provided to ISG by its Affiliates;

Controlled Shares	means, in reference to any Person, all Class A Common Shares owned by such Person or any of its Affiliates beneficially within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder;

Director	means a director of the Company;

Equity Securities	means all shares of capital stock of the Company, all securities exercisable or convertible into or exchangeable for shares of capital stock of the Company, and all options, warrants, and other rights to purchase or otherwise acquire from the Company shares of such capital stock, including any share appreciation or similar rights, contractual or otherwise;

Exchange Act	means the U.S. Securities Exchange Act of 1934, as amended;

Expenses	means all fees, costs and expenses incurred in connection with any Proceeding, including, without limitation, attorneys’ fees, disbursements and retainers, fees and disbursements of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services and other disbursements and expenses;

Governmental Authority	means any Bermudan, U.S. Federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body and any self-regulating authority such as FINRA);

Group	shall have the meaning ascribed to it in Rule 13d-5 promulgated under the Exchange Act;

IMA	means the investment management agreement, dated as of July 22, 2009, as amended from time to time;

Independent Director	means any Director that meets the independence requirements under the then-prevailing rules of the New York Stock Exchange or any stock exchange or quotation system on which the Company’s common equity securities are then listed or quoted, as determined by the Board;

Insolvency Event	means: (i) the Company or any Subsidiary thereof shall commence a voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Applicable Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorise any of the foregoing; (ii) an involuntary case or other Proceeding shall be commenced against the Company or any Subsidiary thereof seeking liquidation, reorganization or other relief with respect to it or its debts under bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other Proceeding shall remain undismissed and unstayed for a period of sixty days; or (iii) an order for relief shall be entered against the Company or any Subsidiary thereof under the bankruptcy laws in effect at such time;

ISG	means Apollo Insurance Solutions Group, LLC, a Delaware limited liability company (or any successor entity thereto);

Liabilities	means losses, claims, damages, liabilities, joint or several, judgments, fines, penalties, interest, settlements or other amounts;

Liquidation	means: (i) any Insolvency Event; (ii) any Sale of the Company or (iii) any dissolution or winding up of the Company, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Company in another jurisdiction;

Minimum Shareholder	means a Shareholder of record of the Company meeting the minimum requirements set forth for eligible shareholders to submit shareholder proposals under Rule 14a-8 of the Exchange Act or any applicable rules thereunder, as may be amended or promulgated thereunder from time to time;

notice	means written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	means any person appointed by the Board to hold an office in the Company;

Permitted 9.9% Shareholder	means a Person that has received consent of at least 70% of the Board (or, after March 31, 2021, 75% of the Board) to be a 9.9% Shareholder;

Proceeding	means claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, at law or in equity, by or before any Governmental Authority;

Register of Directors and Officers	means the register of directors and officers referred to in these Bye-laws;

Register of Shareholders	means the register of shareholders referred to in these Bye-laws;

Registered Office	means the registered office of the Company, which shall be at such place in Bermuda as the Board shall from time to time appoint;

Related Insured Entity	means any Person who is (directly or indirectly) insured or reinsured by any of the Company’s Subsidiaries as specified in Schedule 1 hereto or by any ceding company as specified in Schedule 1 hereto to which the Company’s Subsidiaries provide reinsurance; provided, after the date hereof, such Schedule may be amended by the Board and shall be published in each case thereafter on the Company’s website. This definition is intended to comply with the intent of Section 953(c) of the Code and will be interpreted accordingly;

Resident Representative	means any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Resolution	means a resolution of the Shareholders approved by Shareholders entitled to vote for the election of directors to the Board or, where required, of a separate class or separate classes of Shareholders, adopted in a general meeting, in each case in accordance with the provisions of these Bye-laws;

Restricted Common Share	means a Class A Common Share that is treated (for purposes of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) as owned (in whole or in part) by any Person (other than a member of the Apollo Group (without regard to clause (v) of the definition of “Apollo Group”)) who is treated (for purposes of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) as owning any stock of Apollo Global Management, Inc.;

Restriction Termination Date	means any date identified as the “Restriction Termination Date” for purposes of these Bye-laws by at least 70% of the Board (or, after March 31, 2021, 75% of the Board).

RPII Control Group	means any RPII Shareholder, or any person or persons who control (within the meaning of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) a RPII Shareholder, who would be treated (for purposes of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) as owning more than 49.9% of the total voting power of all classes of stock entitled to vote, of the Company or any Subsidiary of the Company but not more than 50% of the total value of the stock of the Company or such Subsidiary, respectively, but for the application of Bye-law 4.3(a)(iii);

RPII Shareholder	means a U.S. Person who owns (within the meaning of Section 958(a) of the Code) any stock of the Company;

Sale of the Company	means (i) the sale or transfer of all or substantially all of the Company’s assets to a Third Party; (ii) the sale or transfer of outstanding Equity Securities to a Third Party; or (iii) a business combination involving the Company and one or more additional Persons by means of merger, consolidation, scheme of arrangement, amalgamation, share exchange or similar transaction, in each case in clauses (ii) and (iii) above under circumstances in which the Third Party, immediately following such transaction, holds 51% or more of the aggregate economic value of the outstanding Equity Securities. A sale (or multiple sales) of one or more Subsidiaries of the Company (whether by way of merger, consolidation, reorganization or sale of all or substantially all of the assets or securities or otherwise) which constitutes all or substantially all of the consolidated assets or revenues of the Company shall be deemed a Sale of the Company;

SEC	means the U.S. Securities and Exchange Commission;

Securities Act	means the U.S. Securities Act of 1933, as amended;

Secretary	means the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;

Shareholder	means the person registered in the Register of Shareholders as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Shareholders as one of such joint holders or all of such persons, as the context so requires;

Shareholders Agreement	means that certain Shareholders Agreement of the Company, by and between the Company and certain Shareholders, dated as of [●], as amended, supplemented or modified from time to time;

Subsidiary	means, with respect to any Person, any other Person the majority of whose equity securities or voting securities able to elect the board of directors or comparable governing body are directly or indirectly owned or controlled by such Person;

Tentative 9.9% Shareholder	means a Person that, but for adjustments to the voting rights of Class A Common Shares pursuant to Bye-law 4.3, would be a 9.9%

Shareholder; provided, that in no event shall a Permitted 9.9% Shareholder be a Tentative 9.9% Shareholder;

Third Party	means any Person, or any Group of Persons, who, immediately prior to a proposed Sale of the Company, held less than 10% of the aggregate economic value of the outstanding Equity Securities; provided, that the Company and its Subsidiaries shall not be a Third Party or a member of a Group of Persons constituting a Third Party;

Total Voting Power	means the total votes attributable to all shares of the Company issued and outstanding;

Treasury Share	means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled; and

U.S. Person	means a “United States person”, as such term is defined in Section 957(c) of the Code.

1.2	In these Bye-laws, the following terms have the meanings set forth in the sections indicated:

Term	Bye-law
AHL Cause	88.4
cause	44.1
Chairman	49	(c)
Class A Common Shares	4.1
Company Merger Vote	4.3	(b)
Company Opportunity	57.1
Conflicts Committee	67.1
Covered Arrangement	23.4	(b)
Covered Person	56.1
Fee Agreement	88.2
IMA Termination Effective Date	88.1
IMA Termination Election Date	88.1
IMA Termination Notice	88.1
Indemnified Persons	56.12
Insurance Subsidiaries	57.1
New IMA	88.1
Other Holders	40.11
public announcement	23.6
Record Date Request Record Date Requesting Shareholder(s) Shareholder Affiliates	37.3 37.3 56.12
Specified Parties	57.1
Valid IMA Termination Notice	88.1
Vice Chairman	49	(c)
Voting Commitment	40.7

1.3	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)

words importing “person” or “Person” shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint share company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal;

(d)	the words:

(i)	“may” shall be construed as permissive; and

(ii)	“shall” shall be construed as imperative; and

(e)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.4

In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.5	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

1.6

The rights and obligations set forth in these Bye-laws may be modified or restricted by any shareholders agreement entered into by two or more Shareholders or by the Company and one or more Shareholders, provided, that any such modification or restriction shall apply only to the parties to such shareholders agreement.

SHARES

2.	Power to Issue Shares

2.1

Subject to these Bye-laws and to any Resolution to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power and authority to the fullest extent permitted under the Act, but subject to all contractual restrictions to which the Company is bound, to issue any unissued shares on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise as the Board may by resolution prescribe, and to fix or alter the number of shares comprising any such class or series.

2.2

The authority of the Board with respect to each such class or series shall include, without any limitation of the foregoing, the right to determine and fix the following preferences and powers, which may vary as between different classes or series of shares:

(a)	the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b)

the rate at which any dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c)	the right or obligation, if any, of the Company to redeem shares of the particular class or series and, if redeemable, the price, terms and manner of such redemption;

(d)

the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Company;

(e)

the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f)

the obligation, if any, of the Company to retire, redeem or purchase shares of such series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g)	voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any such class or series; and

(h)	limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series.

2.3

Subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.	Power of the Company to Purchase its Shares

3.1	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2	The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

4.	Rights Attaching to Shares

4.1

Subject to any Resolution to the contrary (and without prejudice to any special rights conferred thereby on the holders of any other shares or class of shares), the common share capital of the Company shall consist of a single class of common shares designated as Class A Common Shares (the “Class A Common Shares”). In accordance with Bye-law 2.2, the Board may authorize the creation and issuance of one or more series of preference shares.

4.2	The Class A Common Shares shall collectively represent 100% of the Total Voting Power, and subject to the provisions of Bye-law 4.3, each Class A Common Share shall be entitled to one vote.

4.3

(a)

The voting rights of the Class A Common Shares shall, until the Restriction Termination Date, be subject to the provisions of this Bye-law 4.3(a); provided, that this Bye-law 4.3(a) shall not apply at any time that the number and relationships of the Company’s Shareholders would make it impossible to fully reallocate (pursuant to Bye-law 4.3(a)(iii)) all the vote that would be reduced pursuant to Bye-law 4.3(a)(ii); provided, further, that after the Restriction Termination Date, the provisions of this Bye-law 4.3(a) shall be inoperative and of no further force or effect:

(i)	The voting power to which the Controlled Shares of each Tentative 9.9% Shareholder would otherwise be entitled is hereby adjusted (and shall be automatically adjusted in the future) to the extent provided in Bye-law 4.3(a)(ii). The Board shall from time to time, including prior to any time at which a vote of Shareholders is taken, take all reasonable steps necessary to ascertain through communications with Shareholders or otherwise (including by reviewing publicly filed ownership reports of Shareholders filed pursuant to Section 16 of the Exchange Act) whether there exists, or will exist at the time any vote of Shareholders is taken, a Tentative 9.9% Shareholder.

(ii)

In the event that any Tentative 9.9% Shareholder exists, then (A) the votes of the Controlled Shares of each such Tentative 9.9% Shareholder shall be reduced pro rata to the extent necessary such that the aggregate votes of such Controlled Shares constitute no more than 9.9% of the Total Voting Power; (B) the votes of all Restricted Common Shares shall be reduced to zero, except to the extent provided in Bye-law 4.3(b); and (C) the provisions of Bye-law 86 shall apply.

(iii)

The votes of all Class A Common Shares whose votes were not reduced pursuant to Bye-law 4.3(a)(ii) shall be increased pro rata based on their then current voting power, in an aggregate amount equal to the aggregate reduction in votes of Class A Common Shares pursuant to Bye-law 4.3(a)(ii); provided, that such increase shall be limited as to any Class A Common Share to the extent necessary to avoid (A) causing any Person other than a Permitted 9.9% Shareholder to be a 9.9% Shareholder or (B) creating a RPII Control Group.

(b)

In connection with any vote of Shareholders to approve a merger or amalgamation with respect to the Company (a “Company Merger Vote”), each outstanding Restricted Common Share and each outstanding preferred share shall have the power to vote in connection with any such Company Merger Vote. Solely in connection with any such Company Merger Vote, any outstanding Restricted Common Shares (if they would otherwise have no votes pursuant to Bye-law 4.3(a)(ii)) and preferred shares shall collectively represent 0.1% of the Total Voting Power (such voting power allocated equally among such Restricted Common Shares and preferred shares) with the Total Voting Power attributable to each of the Class A Common Shares (other than such Restricted Common Shares) being reduced by such percentage on a pro-rated basis.

(c)

The Board may deviate from any of the principles described in this Bye-law 4.3 and determine that Class A Common Shares held by a Shareholder shall carry different voting rights (or no voting rights) as it determines appropriate (1) to avoid the existence of any 9.9% Shareholder other than any Permitted 9.9% Shareholder or (2) upon the request of a Shareholder, to avoid adverse tax, legal or regulatory consequences for such Shareholder or any of its Affiliates or direct or indirect owners.

(d)

(i)

The Board shall have the authority to request from any Person holding, directly or indirectly, Class A Common Shares, and such Person shall provide, as promptly as reasonably practicable, such information as the Board may require for the purpose of determining whether any Person’s voting rights are to be adjusted pursuant to these Bye-laws. If such Person fails to reasonably respond to such a request, or submits incomplete or inaccurate information in response to such a request, the

Company may, in its sole and absolute discretion, determine that such Person’s Class A Common Shares shall carry no voting rights or reduced voting rights, in which case such Class A Common Shares shall not carry any voting rights or shall carry only such reduced voting rights until otherwise determined by the Company in its sole and absolute discretion.

(ii)

Any Person shall give notice to the Company within ten days following the date that such Person acquires actual knowledge that it is a Tentative 9.9% Shareholder or that its Class A Common Shares are Controlled Shares of a Tentative 9.9% Shareholder.

(iii)

Notwithstanding the foregoing, no Person shall be liable to any other Person or the Company for any losses or damages resulting from a Person’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request under paragraph (i) above or from such Person’s failure to give notice under paragraph (ii) above. The Board may rely on the information provided by a Person under this Bye-law 4.3(d) in the satisfaction of its obligations under this Bye-law 4.3. The Company may, but shall have no obligation to, provide notice to any Person of any adjustment to its voting power that may result from the application of this Bye-law 4.3.

(iv)

Bye-law 4.3(a) and the definitions of “Permitted 9.9% Shareholder”, “Tentative 9.9% Shareholder” and “Restriction Termination Date” may not be rescinded, altered or amended (a) unless in accordance with the Act and (b) until the same has been approved by at least 70% of the Board (or, after March 31, 2021, 75% of the Board) and at least 50% of the Total Voting Power (which, for the avoidance of doubt will take into account the application of Bye-law 4.3).

(v)

For the avoidance of doubt, the Board may, in its discretion, grant its consent for certain Persons to be Permitted 9.9% Shareholders and need not grant its consent for other Persons. No consent obtained from the Board allowing a Person to be a Permitted 9.9% Shareholder may be revoked, rescinded or otherwise limited following the granting of such consent without the consent of such Person.

4.4

(a)	The Class A Common Shares shall be entitled to such dividends, in proportion to the number of Class A Common Shares held by such holder, as the Board may from time to time declare.

(b)

In addition to the foregoing, upon a Liquidation, after payment or provision for payment of the debts and other liabilities of the Company and payment or provision for payment for the aggregate liquidation preference for all outstanding preferred shares have each been made, distributions out of the remaining assets of the Company available for distribution to its Shareholders shall be made to the holders of the Class A Common Shares (on a pro-rata basis based upon the number of Class A Common Shares held by each such holder in proportion to the total number of Class A Common Shares then outstanding).

(c)

In the event of a Liquidation resulting from circumstances set forth in either clause (ii) or clause (iii) of the definition of Sale of the Company, the “remaining assets of the Company available for distribution” (as referred to in clause (b) above) shall be deemed to be the aggregate consideration to be paid to all holders of Class A Common Shares participating in such Liquidation. In connection with such a Liquidation, the holders of the Class A Common Shares shall allocate the aggregate consideration to be paid to all such Shareholders participating in such Liquidation among such Shareholders, such that each such Shareholder shall receive the same portion of the aggregate consideration from such Liquidation that such Shareholder would have received if such aggregate consideration had been distributed by the Company in a Liquidation caused by circumstances other than those set forth in clause (ii) or clause (iii) of the definition of Sale of the Company.

(d)

If any or all of the proceeds payable to the Shareholders in connection with a Liquidation are in a form other than cash or marketable securities, the fair market value of such consideration shall be determined in good faith by the Board.

4.5

All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

4.6

All determinations to be made in connection with the application of the provisions set forth in this Bye-law 4 shall be made by the Company in its sole discretion, and any such determination shall be binding on all Shareholders and holders of securities of the Company.

5.	Tax Restrictions

The following restrictions apply to each Shareholder or holder of Equity Securities, other than the Apollo Group:

5.1

No Shareholder or holder of Equity Securities (or, to its actual knowledge, any direct or indirect beneficial owner thereof) who is a “United States shareholder” of the Company (within the meaning of Section 953(c) of the Code), nor any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder or holder of Equity Securities (or such owner), shall at any time knowingly permit itself to be a Related Insured Entity. No Shareholder or holder of Equity Securities who is a U.S. Person, shall knowingly permit itself (or, to its actual knowledge, any direct or indirect beneficial owner thereof) to own (directly, indirectly or constructively pursuant to Section 958 of the Code) outstanding capital stock of the Company or Equity Securities possessing 50% or more of (i) the total voting power of the Class A Common Shares or Equity Securities, or (ii) the total value of the Class A Common Shares or Equity Securities. No Shareholder or holder of Equity Securities (or, to its actual knowledge, any direct or indirect beneficial owner thereof) nor any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder or holder of Equity Securities (or such owner) (in all cases, excluding any member of the Apollo Group) shall (i) acquire any interests (for this purpose, including any instrument or arrangement that is treated as an equity interest for U.S. federal income tax purposes) in Apollo Global Management, Inc. or (ii) make any investment, or enter into a transaction, that, to the actual knowledge of such Shareholder at the time such Shareholder, holder of Equity Securities, owner or related person becomes bound to make the investment or enter into the transaction, would cause such Shareholder, holder of Equity Securities, owner or related person, or any other U.S. Person, to own (directly, indirectly or constructively pursuant to Section 958 of the Code) outstanding capital stock of the Company or Equity Securities possessing 50% or more of (a) the total voting power of the Class A Common Shares or Equity Securities entitled to vote or (b) the total value of the Class A Common Shares or Equity Securities.

5.2	All determinations to be made in connection with the application of the provisions set forth in Bye-law 5.1 shall be made by the Board in its sole discretion, and any such determination shall be binding on all Shareholders, it being understood that a Shareholder will in no instance be liable for monetary damages with respect to a breach of this Bye-law 5. The Board may, at any time, and from time to time, request evidence and/or require representations that the restrictions set forth in this Bye-law 5 have not, or will not, be breached. Each Shareholder agrees to furnish such evidence to the Board promptly upon request therefor. The Board may waive any provision in this Bye-law 5 with respect to any Shareholder without granting similar waivers to any other Shareholder. The Board and any particular Shareholder may agree in writing to amend the application of the provisions of this Bye-law 5 with respect to such Shareholder, and the Board shall not be required to enter into similar agreements with other Shareholders.

5.3

In the event any Shareholder or holder of Equity Securities becomes aware that there is a material risk that it, any of its direct or indirect beneficial owners and/or any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder or holder of Equity Securities (or such owner) has violated any provision contained in this Bye-law 5 (without regard to any knowledge qualifier therein), such Shareholder or holder of Equity Securities will be obligated to notify the Board as promptly as possible. In the event any Shareholder or holder of Equity Securities violates Bye-law 5.1 (without regard to any knowledge qualifier therein), at the discretion of the Board, such Shareholder or holder of Equity Securities shall, and shall cause any direct or indirect beneficial owner of such Shareholder or holder of Equity Securities and any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder or holder of Equity Securities to (x) sell some or all of its Class A Common Shares or Equity Securities at fair market value (as mutually agreed by the Company and such Shareholder in good faith) as directed by the Board and/or (y) allow the Company to repurchase some or all of its Class A Common Shares or Equity Securities at fair market value (as determined by the Company and such Shareholder in good faith); provided, that if the Company and such Shareholder cannot mutually agree on the fair market value of the Class A Common Shares or Equity Securities to be sold or repurchased in accordance with this Bye-law 5.3, then fair market value shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Company and such Shareholder or holder of Equity Securities. The determination of fair market value by such investment banking firm shall be final and binding upon the parties. If the Company and such Shareholder or holder of Equity Securities are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in the City of New York, New York selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Company and such Shareholder or holder of Equity Securities, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Company and no more than three may be named by such Shareholder or holder of Equity Securities. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The selection by the arbitrator of such investment banking firm shall be final and binding upon the parties. The Company and such Shareholder or holder of Equity Securities shall each pay one-half of the fees and expenses of the investment banking firms and arbitrator (if any) used to determine the fair market value. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates. The parties shall provide to the investment banking firm, on a confidential basis, such information it reasonably requests to perform its duties.

5.4

Notwithstanding anything to the contrary herein, upon a breach of this Bye-law 5 (without regard to any knowledge qualifier therein), the breaching Shareholder or holder of Equity Securities shall be required to take any reasonable action the Board deems appropriate.

6.	Calls on Shares

6.1

The Board may make such calls as it thinks fit upon the Shareholders in respect of any moneys (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Shareholders and, if a call is not paid on or before the day appointed for payment thereof, the Shareholders may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

6.2	The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

6.3	The Company may accept from any Shareholder the whole or a part of the amount remaining unpaid on any shares held by such Shareholder, although no part of that amount has been called up.

7.	[Reserved]

8.	Share Certificates

8.1

Every Shareholder shall be entitled to a certificate under the common seal (or a facsimile thereof) of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Shareholder and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

8.2	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

8.3

The holder of any shares of the Company, promptly upon discovery, shall notify the Company of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to such holder a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or its legal representative to give the Company a bond in such sum and with such surety or sureties as it may direct to indemnify the Company against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

9.	Fractional Shares

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

REGISTRATION OF SHARES

10.	Register of Shareholders

10.1	The Board shall cause to be kept in one or more books a Register of Shareholders and shall enter therein the particulars required by the Act.

10.2

The Register of Shareholders shall be open to inspection without charge at the Registered Office of the Company on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each Business Day be allowed for inspection. The Register of Shareholders may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

11.	Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

12.	Transfer of Registered Shares

12.1

The following transfer restrictions are in addition to any transfer restrictions that may apply pursuant to the terms of any contract or other agreement between the Shareholders as among themselves or with any third parties or that the Company may enter into with any of its Shareholders.

12.2	An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

Athene Holding Ltd. (the “Company”)

FOR VALUE RECEIVED…………………….[amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

DATED this [ ] day of [ ], 20[ ]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

12.3

Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Shareholders.

12.4

The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

12.5

The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Shareholder may transfer any such share to the executors or administrators of such deceased Shareholder.

12.6

The Board may in its absolute discretion refuse to register the transfer of a share if, and only if, all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have not been obtained. If the Board refuses to register a transfer of any share, the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

13.	Transfer Agent; Registrar; Rules Respecting Certificates

13.1

The Company may maintain one or more transfer offices or agencies where shares of the Company shall be transferable. The Company may also maintain one or more registry offices where such shares shall be registered. The Board may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of share certificates in accordance with Applicable Laws and the rules of any stock exchange or quotation system on which shares of the Company may be then listed or quoted.

14.	Transmission of Registered Shares

14.1

Subject to the terms of any contracts or other agreements by and between the Shareholders or by and between the Company and any of its Shareholders, in the case of the death of a Shareholder, the survivor or survivors where the deceased Shareholder was a joint holder, and the legal personal representatives of the deceased Shareholder where the deceased Shareholder was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Shareholder’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Shareholder with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Shareholder or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Shareholder.

14.2

Any person becoming entitled to a share in consequence of the death or bankruptcy of any Shareholder may be registered as a Shareholder upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Shareholder

Athene Holding Ltd. (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Shareholder] to [number] share(s) standing in the Register of Shareholders of the Company in the name of the said [name of deceased/bankrupt Shareholder] instead of being registered myself/ourselves, elect to have [name of transferee]

(the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [ ] day of [ ], 20[ ]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

14.3

On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Shareholder. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Shareholder before such Shareholder’s death or bankruptcy, as the case may be.

14.4

Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

15.	Power to Alter Capital

15.1

The Company may if authorised by Resolution increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

15.2	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

16.	Variation of Rights Attaching to Shares

Subject to any contract or agreement by and between the Shareholders or by and between the Company and any of its Shareholders, which contains provisions affecting the rights attaching to shares of the Company, if, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class, as the case may be) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of a majority of the issued shares of that class (as the case may be) or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class, as the case may be. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

17.	Dividends

17.1

The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to all holders of Class A Common Shares, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

17.2	In the event of a distribution in specie, the value of any distributed assets shall be the fair market value of such assets at the time of distribution as reasonably determined by the Board.

17.3

The Board may declare and pay dividends on one or more class of shares of the Company to the extent one or more classes of shares of the Company ranks senior to or has priority or a preference over another class of shares of the Company.

17.4

The Board may fix, in advance, a date as the record date for the purpose of determining the Shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of shares, or in order to make a determination of the Shareholders for the purpose of any other lawful action, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) calendar days prior to such action. If no record date is fixed by the Board, the record date for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

17.5	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

17.6

The Board may declare and make such other distributions (in cash or in specie) to the Shareholders as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

18.	Power to Set Aside Profits

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

19.	Method of Payment

19.1

Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Shareholder at such Shareholder’s address in the Register of Shareholders, or to such person and to such address as the holder may in writing direct.

19.2

In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Shareholders, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

19.3	The Board may deduct from the dividends or distributions payable to any Shareholder all moneys due from such Shareholder to the Company on account of calls or otherwise.

20.	Capitalisation

20.1

The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Shareholders.

20.2

The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Shareholders who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF SHAREHOLDERS

21.	Annual General Meetings

Subject to any provisions of the Act and the rules of any stock exchange or quotation system on which the Company’s common equity securities may be then listed or quoted, an annual general meeting shall be held by December 31 of each year at such place, date and time as shall be determined by the Board.

22.	Special General Meetings; Requisitioned General Meetings

22.1

A special general meeting may be called by the Secretary for any purpose at any time in accordance with these Bye-laws upon the request of any of (i) the Chairman, (ii) the Vice Chairman, (iii) the Chief Executive Officer of the Company or (iv) a majority of the Board.

22.2

The Board shall, on the requisition of Shareholders holding shares at the date of the deposit of the requisition not less than ten percent (10%) of the Total Voting Power, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply. Subject to Applicable Law, Shareholders requisitioning such special general meeting shall be responsible for all costs incurred to convene such meeting.

23.	Purposes of Annual General Meetings; Proposals of Other Business by Shareholders

23.1

At each annual general meeting the Shareholders shall elect the members of the Board then subject to election in accordance with the procedures set forth in these Bye-laws and subject to Applicable Law and the rules of any stock exchange or quotation system on which shares of the Company may be then listed or quoted. At any such annual general meeting any other business properly brought before the meeting may be transacted.

23.2

To be properly brought before an annual general meeting, business (other than nominations of directors, which must be made in compliance with, and shall be exclusively governed by, Bye-law 40) must be (a) specified in the notice of the meeting (or any supplement thereto) given to Shareholders by or at the direction of the Board in accordance with Bye-laws 24 and 25 below, (b) otherwise properly brought before the meeting by or at the direction of the Board or (c) otherwise properly brought before the meeting by a Shareholder who (1) is a Minimum Shareholder at the time of giving of the notice provided for in this Bye-law 23 and at the time of the annual general meeting, (2) is entitled to vote at such meeting and (3) complies with the notice procedures set forth in this Bye-law 23.

23.3

For any such business to be properly brought before any annual general meeting pursuant to clause (c) of Bye-law 23.2, the Shareholder must have given timely notice thereof in writing, either by personal delivery or express or registered mail (postage prepaid), to the Secretary at the Registered Office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. However, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a Shareholder’s notice must be received by the Secretary at the Registered Office not later than the later of (x) the close of business 90 days prior to the date of such annual general meeting and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a Shareholder’s notice as described herein.

23.4	Any such notice of other business shall set forth as to each matter the Shareholder proposes to bring before the annual general meeting:

(a)

a brief description of the business desired to be brought before the annual general meeting, the reasons for conducting such business at the annual general meeting and the text of any proposal regarding such business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these Bye-laws, the text of the proposed amendment), which shall not exceed 1,000 words;

(b)

as to the Shareholder giving notice and any beneficial owner on whose behalf the proposal is made, (1) the name and address of such Shareholder (as it appears in the Register of Shareholders) and such beneficial owner on whose behalf the proposal is made, (2) the class and number of Equity Securities which are, directly or indirectly, owned beneficially or of record by any such Shareholder and by such beneficial owner, respectively, or their respective Affiliates (naming such Affiliates), as of the date of such notice, (3) a description of any agreement, arrangement or understanding (including, without limitation, any swap or other derivative or short positions, profit interests, options, hedging transactions, and securities lending or borrowing arrangement) to which such Shareholder or any such beneficial owner or their respective Affiliates is, directly or indirectly, a party as of the date of such notice (x) with respect to any Equity Securities or (y) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of share price changes (increases or decreases) for, or increase or decrease the voting power of such Shareholder or beneficial owner or any of their Affiliates with respect to Equity Securities or which may have payments based in whole or in part, directly or indirectly, on the value (or change in value) of any Equity Securities (any agreement, arrangement or understanding of a type described in this clause (3), a “Covered Arrangement”) and (4) a representation that the Shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business;

(c)

a description of any direct or indirect material interest by security holdings or otherwise of the Shareholder and of any beneficial owner on whose behalf the proposal is made, or their respective Affiliates, in such business (whether by holdings of securities, or by virtue of being a creditor or contractual counterparty of the Company or of a third party, or otherwise), and all agreements, arrangements and understandings between such Shareholder or any such beneficial owner or their respective Affiliates and any other person or persons (naming such person or persons) in connection with the proposal of such business by such Shareholder;

(d)	a representation whether the Shareholder or the beneficial owner intends or is part of a Group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s Class A Common Shares (or other Equity Securities) required to approve or adopt the proposal and/or (ii) otherwise to solicit proxies from Shareholders in support of such proposal;

(e)

an undertaking by the Shareholder and any beneficial owner on whose behalf the proposal is made to (i) notify the Company in writing of the information set forth in clauses (b)(2), (b)(3) and (c) above as of the record date (set in accordance with Bye-law 24 below) for the meeting promptly (and, in any event, within five (5) Business Days) following the later of the record date or the date notice of the record date is first disclosed by public announcement and (ii) update such information thereafter within two (2) Business Days of any change in such information and, in any event, as of close of business on the day preceding the meeting date; and

(f)

any other information relating to such Shareholder, any such beneficial owner and their respective Affiliates that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, such proposal pursuant to Section 14 of the Exchange Act, to the same extent as if the shares of the Company were registered under the Exchange Act.

23.5

Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Bye-law 23, other than nominations for directors which must be made in compliance with, and shall be exclusively governed by, Bye-law 40, shall be deemed satisfied by a Shareholder if such Shareholder has submitted a proposal to the Company in compliance with Rule 14a-8 of the Exchange Act and such Shareholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the annual general meeting; provided, that such Shareholder shall have provided the information required by Bye-law 23.4; provided, further, that the information required by Bye-law 23.4(b) may be satisfied by providing the information to the Company required pursuant to Rule 14a-8(b) of the Exchange Act.

23.6

Notwithstanding anything in these Bye-laws to the contrary: (a) no other business brought by a Shareholder (other than the nominations of directors, which must be made in compliance with, and shall be exclusively governed by and subject to, Bye-law 40) shall be conducted at any annual general meeting except in accordance with the procedures set forth in this Bye-law 23; and (b) unless otherwise required by Applicable Law and the rules of any stock exchange or quotation system on which shares of the Company may be then listed or quoted, if a Shareholder intending to bring business before an annual general meeting in accordance with this Bye-law 23 does not (x) timely provide the notifications contemplated by clause (e) of Bye-law 23.4 above, or (y) timely appear in person or by proxy at the meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Company or any other person or entity.

Except as otherwise provided by Applicable Law or these Bye-laws, the presiding officer of any annual general meeting shall have the power and duty to determine whether any business proposed to be brought before an annual general meeting was proposed in accordance with the foregoing procedures (including whether the Shareholder solicited or did not so solicit, as the case may be, proxies in support of such Shareholder’s proposal in compliance with such Shareholder’s representation as required by clause (d) of Bye-law 23.4) and if any business is not proposed in compliance with Bye-law 23, to declare that such defective proposal shall be disregarded. The requirements of this Bye-law 23 shall apply to any business to be brought before an annual general meeting by a Shareholder other than nominations of directors

(which must be made in compliance with, and shall be exclusively governed by, Bye-law 40) and other than matters properly brought under Rule 14a-8 of the Exchange Act. For purposes of these Bye-laws, “public announcement” shall mean disclosure in a press release of the Company reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed or furnished by the Company with or to the SEC pursuant to Section 13, 14 or 15(b) of the Exchange Act.

23.7

Nothing in this Bye-law 23 shall be deemed to affect any rights of (a) Shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to applicable rules and regulations under the Exchange Act or (b) the holders of any series of preferred shares, or any other series or class of shares authorised to be issued by the Company, to make proposals pursuant to any applicable provisions thereof.

Notwithstanding the foregoing provisions of this Bye-law 23, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bye-law, if applicable.

24.	Notice

24.1

Not less than 21 days’ nor more than 60 days’ notice of an annual general meeting shall be given to each Shareholder entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors up for election at that meeting will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

24.2

Not less than 21 days’ nor more than 60 days’ notice of a special general meeting shall be given to each Shareholder entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

24.3	The Board may fix any date as the record date for determining the Shareholders entitled to receive notice of and to vote at any general meeting.

24.4

A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Shareholders entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

24.5

The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

25.	Giving Notice and Access

25.1	A notice of a general meeting may be given by the Company to a Shareholder:

(a)	by delivering it to such Shareholder in person; or

(b)	by sending it by letter mail or courier to such Shareholder’s address in the Register of Shareholders; or

(c)

by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given and expressly consented to by such Shareholder to the Company for such purpose; or

(d)	in accordance with Bye-law 25.4.

25.2

Any notice required to be given to a Shareholder in connection with a general meeting shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Shareholders and notice so given shall be sufficient notice to all the holders of such shares.

25.3

Any notice in connection with a general meeting (save for one delivered in accordance with Bye-law 25.4) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means.

25.4

Where a Shareholder indicates his consent (in a form and manner satisfactory to the Board) to receive information or documents by accessing them on a website rather than by other means, or receipt in this manner is otherwise permitted by the Act, the Company may deliver such information or documents by notifying the Shareholder of the availability of such and including therein the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

25.5

In the case of information or documents delivered in accordance with Bye-law 25.4, service shall be deemed to have occurred when (i) the Shareholder is notified in accordance with that Bye-law; and (ii) the information or document is published on the website.

26.	Postponement of General Meeting

The Secretary, at the request of the Board, may postpone any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to the Shareholders before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Shareholder in accordance with these Bye-laws.

27.	Electronic Participation in Meetings

Shareholders may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

28.	Quorum at General Meetings

28.1

Unless otherwise expressly required by Applicable Law, at any general meeting, the presence in person or by proxy of Shareholders entitled to cast a majority of the Total Voting Power shall constitute a quorum for the entire meeting, notwithstanding the withdrawal of Shareholders entitled to cast a sufficient number of votes in person or by proxy to reduce the number of votes represented at the meeting below a quorum; provided, that shares of the Company belonging to the Company or any of its Subsidiaries shall neither be counted for the purpose of determining the presence of a quorum nor entitled to vote at any general meeting.

28.2

At any general meeting at which a quorum shall be present, a majority of those present in person or by proxy may adjourn the meeting from time to time without notice other than an announcement of such at the meeting. In the absence of a quorum, the officer presiding thereat pursuant to Bye-law 29 shall have power to adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting other than an announcement of such at the meeting shall not be required to be given, except as provided in Bye-law 28.4 below and except where expressly required by Applicable Law.

28.3

At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called, but only those Shareholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof unless a new record date is fixed by the Board.

28.4

If an adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in the manner specified in these Bye-laws to each Shareholder of record entitled to vote at the meeting.

29.	Chairman to Preside at General Meetings

The Chairman of the Board shall preside at all general meetings for which the Chairman is present. If the Chairman is absent, the Vice Chairman shall preside. For any meeting where both the Chairman and Vice Chairman are absent, a presiding officer shall be appointed or elected by those present at the meeting and entitled to vote.

30.	Voting on Resolutions

30.1

Other than as set forth in these Bye-laws, any question proposed for the consideration of the Shareholders at any general meeting shall be decided by the affirmative votes of a majority of the Total Voting Power cast in accordance with these Bye-laws (which, for the avoidance of doubt will take into account the application of Bye-law 4.3) and in the case of an equality of votes the Resolution shall fail.

30.2

At any general meeting a Resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to these Bye-laws, every Shareholder present in person and every person holding a valid proxy at such meeting shall be entitled to such number of votes attaching to the Class A Common Shares held by such Shareholder (which, for the avoidance of doubt will take into account the application of Bye-law 4.3) and shall cast such vote by raising his hand.

30.3

In the event that a Shareholder participates in a general meeting by telephone, electronic or other communication facilities or means, the chairman of the meeting shall direct the manner in which such Shareholder may cast his vote on a show of hands.

30.4

At any general meeting, if an amendment is proposed to any Resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

30.5

At any general meeting, a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

31.	[Reserved]

32.	Power to Demand a Vote on a Poll

32.1	Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	any Shareholder or Shareholders or Group present in person or represented by proxy and holding between them not less than 10% of the Total Voting Power; or

(c)

any Shareholder or Shareholders present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than 10% of the total amount paid up on all such shares conferring such right.

32.2

Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares (which, for the avoidance of doubt will take into account the application of Bye-law 4.3), every person present at such meeting shall have the number of votes corresponding to each Class A Common Share of which such person is the holder or for which such person holds a proxy, and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Shareholders are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

32.3

A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

32.4

Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Shareholders or proxy holders appointed by the chairman of the meeting for the purpose and the result of the poll shall be declared by the chairman of the meeting.

33.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Shareholders.

34.	Instrument of Proxy

34.1	Any Shareholder entitled to vote at any general meeting may vote either in person or by his or her attorney-in-fact or proxy.

34.2	An instrument appointing a proxy shall be in writing in substantially the following form or such other form as the Board or the chairman of the meeting shall accept:

Proxy

Athene Holding Ltd. (the “Company”)

I/We, [insert names here], being a Shareholder of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Shareholders to be held on the [    ] day of [    ], 20[    ] and at any adjournment thereof. (Any restrictions on voting to be inserted here.)

Signed this [    ] day of [    ], 20[    ]

Shareholder(s)

34.3

The instrument appointing a proxy must be received by the Company at the Registered Office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid.

34.4	A Shareholder who is the holder of two or more shares may appoint more than one proxy to represent such Shareholder and vote on such Shareholder’s behalf in respect of different shares.

34.5	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

35.	Representation of Corporate Shareholder

A corporation which is a Shareholder may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Shareholder, and that Shareholder shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

36.	Adjournment of General Meeting

The chairman of a general meeting may, with the consent of the Shareholders at any general meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting. Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Shareholder entitled to attend and vote thereat in accordance with these Bye-laws.

37.	Written Resolutions of Shareholders

37.1

Subject to these Bye-laws, anything which may be done by resolution of the Company in a general meeting or by resolution of a meeting of any class of the Shareholders may, without a meeting, be done by written resolution in accordance with this Bye-law.

37.2

Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Shareholders who would be entitled to attend a meeting and vote thereon. The accidental omission to give notice to, or the non-receipt of a notice by, any Shareholder does not invalidate the passing of a resolution.

37.3

Any Shareholder seeking to have the Shareholders authorize or take action by written consent shall, by written notice to the Secretary of the Company signed by Shareholders holding not less than (25%) of the Total Voting Power (which, for the avoidance of doubt will take into account the application of Bye-law 4.3), who shall not revoke such request, and complying with the procedures set forth in this Bye-law 37.3 (such Shareholder(s), together with any beneficial owner(s) on whose behalf such requisition is made and the Affiliates of each of the foregoing, the “Record Date Requesting Shareholder(s)”), request the Board to fix a record date for such consent (each such notice, a “Record Date Request”) in proper form. Without qualification, to be in proper form, such Record Date Request shall include the information and be subject to the requirements set forth in, Bye-law 23.4 as to each Record Date Requesting Shareholder, and shall describe in reasonable detail each item of business proposed to be considered pursuant to such action by written resolution, as if such business were to be considered at an annual general meeting. Notwithstanding anything to the contrary in these Bye-laws, upon receipt of a Record Date Request, the Board may require the Shareholder(s) submitting such request to furnish such other information as may be requested by the Board to determine the validity of the Record Date Request and to determine whether such request relates to an action that may be effected by written resolution of Shareholders in lieu of a meeting under this Bye-law 37 and Applicable Law.

37.4

The Board shall, within twenty (20) days after the date on which a Record Date Request is received, or five (5) days after the delivery of any information requested by the Company to determine the validity of any such request or whether the action to which such Record Date Request relates is an action that may be taken by written resolution of Shareholders in lieu of a meeting, determine the validity of the Record Date Request and whether the Request relates to an action that may be authorized or taken by consent pursuant to Bye-law 37. If the Board determines that such request is valid, the Board shall adopt a resolution fixing the record date for such purpose. Such record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board.

37.5

Every written resolution shall bear the date of the signature of each Shareholder who signs the written resolution and no written resolution shall be effective to take the action referred to therein unless, within sixty (60) days after the earliest date such written resolution is received, a valid written resolution or valid written resolutions signed by a sufficient number of Shareholders to take such action are delivered to the Company in the manner prescribed by this Bye-law and Applicable Law and not revoked. Any Shareholder giving a written resolution, or the Shareholder’s proxy holder, may revoke the consent in any manner permitted by Applicable Law. Delivery must be made by hand or by mail, return receipt requested. In addition, the Company shall be entitled to engage independent inspectors of elections to perform a ministerial review of the validity of the written resolutions. No action by written resolution shall be effective until such inspectors have completed their review and certified to the Company that the consents delivered to the Company in accordance with this Bye-law 37 represent at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with this Bye-law 37.

37.6

No action may be authorized or taken by the Shareholders by written resolution except in accordance with this Bye-law 37. The Secretary shall not accept, and shall consider ineffective, any Record Date Request (and any consent delivered to the Company in connection therewith) that (i) does not comply with this Bye-law 37, (ii) includes an action proposed to be taken by written resolution of Shareholders in lieu of a meeting that did not appear on the Record Date Request, (iii) relates to an action proposed to be taken by written resolution of Shareholders in lieu of a meeting that is not a proper subject for Shareholder action under Applicable Law or (iv) otherwise does not comply with Applicable Law. If the Board shall determine that any Request was not properly made in accordance with, or relates to an action that may not be effected by consent pursuant to, Bye-law 37, or any Shareholders seeking to authorize or take such action do not otherwise comply with this Bye-law 37, then the Board shall not be required to fix a record date and any such purported action by consent shall be null and void to the fullest extent permitted by Applicable Law. Nothing contained in this Bye-law 37 shall be construed to imply that the Board or any Shareholder shall not be entitled to contest the validity of any consent or related revocations, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation). Notwithstanding anything to the contrary set forth in this Bye-law 37, (x) none of the foregoing provisions of this Bye-law 37 shall apply to any solicitation of action by written resolution by or at the direction of the Board and (y) the Board shall be entitled to solicit action by consent in accordance with Applicable Law.

37.7

A written resolution is passed when it is signed by, or in the case of a Shareholder that is a corporation, on behalf of, the Shareholders who at the date that the notice is given represent more than 55% of the Total Voting Power.

37.8	A resolution in writing may be signed in any number of counterparts.

37.9

A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Shareholders, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Shareholders voting in favour of a resolution shall be construed accordingly.

37.10	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

37.11	This Bye-law shall not apply to:

(a)	a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office.

37.12

Subject to Bye-law 37.3, for the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Shareholder that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Shareholder whose signature results in the necessary Total Voting Power being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

38.	Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

39.	Election of Directors

39.1

Each Director shall be elected or appointed in the first place at the statutory meeting of the Company and, except in the case of a casual vacancy or removal, shall hold office until the annual general meeting at which such Director’s term is due to expire.

39.2

Any vote of Shareholders taken in respect of Director elections shall be in compliance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, to the same extent as if the shares of the Company were registered under the Exchange Act.

39.3	For the avoidance of doubt, any Shareholder participating in the election of Directors shall be subject to the limitations on voting rights described in Bye-law 4.3.

40.	Nomination of Directors for Election

40.1

Nominations of persons for election as Directors may be made at an annual general meeting only by (a) the Board or (b) by any Shareholder of the Company who (1) is a Minimum Shareholder at the time of giving of the notice provided for in this Bye-law 40 and at the time of the annual general meeting, (2) is entitled to vote for the election of Directors at such annual general meeting and (3) complies with the notice procedures set forth in this Bye-law 40. Except where special representation is required by the default provisions of a class or classes of preferred shares or as contemplated by the Shareholders Agreement, clause (b) of this Bye-law 40.1 shall be the exclusive means for a Shareholder to make nominations of persons for election to the Board at an annual general meeting.

40.2

Any Shareholder entitled to vote for the election of Directors may nominate a person or persons for election as Directors only if written notice of such Shareholder’s intent to make such nomination is given in accordance with the procedures set forth in this Bye-law 40, either by personal delivery or express or registered mail (postage prepaid), to the Secretary at the Registered Office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. However, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a Shareholder’s notice must be received by the Secretary at the Registered Office not later than the later of (x) the close of business 90 days prior to the date of such annual general meeting and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a Shareholder’s notice as described herein. Shareholders may nominate a person or persons (as the case may be) for election to the Board only as provided in this Bye-law and only for such class(es) or slate(s) as are specified in the Company’s notice of meeting as being up for election at such annual general meeting.

40.3	Each such notice of a Shareholder’s intent to make a nomination of a Director shall set forth:

(a)

as to the Shareholder giving notice and any beneficial owner on whose behalf the nomination is made, (1) the name and address of such Shareholder (as it appears in the Register of Shareholders) and any such beneficial owner on whose behalf the nomination is made, (2) the class and number of Equity Securities which are, directly or indirectly, owned beneficially and of record by such Shareholder and any such beneficial owner, respectively, or their respective Affiliates (naming such Affiliates), as of the date of such notice, (3) a description of any Covered Arrangement to which such Shareholder or beneficial owner, or their respective Affiliates, directly or indirectly, is a party as of the date of such notice, (4) any other information relating to such Shareholder and any such beneficial owner that would be required to be disclosed in a proxy statement in connection with a solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (5) a representation that the Shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in such Shareholder’s notice;

(b)

a description of all arrangements or understandings between the Shareholder or any beneficial owner, or their respective Affiliates, and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder;

(c)

a representation whether the Shareholder or the beneficial owner is or intends to be part of a Group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Class A Common Shares (or other Equity Securities) required to elect the Director or Directors nominated and/or (ii) otherwise to solicit proxies from Shareholders in support of such nomination or nominations;

(d)

as to each person whom the Shareholder proposes to nominate for election or reelection as a Director, (1) all information relating to such person as would have been required to be included in a proxy statement filed in connection with a solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (2) a description of any Covered Arrangement to which such nominee or any of his or her Affiliates is a party as of the date of such notice, (3) the written consent of each nominee to being named in the proxy statement as a nominee and to serving as a Director if so elected and (4) whether, if elected, the nominee intends to tender any advance resignation notice(s) requested by the Board in connection with subsequent elections, such advance resignation to be contingent upon the nominee’s failure to receive a majority vote and acceptance of such resignation by the Board; and

(e)

an undertaking by the Shareholder of record and each beneficial owner, if any, to (i) notify the Company in writing of the information set forth in clauses (a)(2), (a)(3), (b) and (d) above as of the record date for the meeting promptly (and, in any event, within five (5) Business Days) following the later of the record date or the date notice of the record date is first disclosed by public announcement and (ii) update such information thereafter within two (2) Business Days of any change in such information and, in any event, as of close of business on the day preceding the meeting date.

40.4

Except where as otherwise required by the default provisions of a class or classes of preferred shares or as contemplated by the Shareholders Agreement, no person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth in these Bye-laws. Except as otherwise provided by Applicable Law or these Bye-laws, the presiding officer of any meeting of Shareholders to elect Directors or the Board may, if the facts warrant, determine that a nomination was not made in compliance with the foregoing procedure or if the Shareholder solicits proxies in support of such Shareholder’s nominee(s) without such Shareholder having made the representation required by clause (c) of Bye-law 40.3; and if the presiding officer or the Board should so determine, it shall be so declared to the meeting, and the defective nomination shall be disregarded. Notwithstanding anything in these Bye-laws to the contrary, unless otherwise required by Applicable Law or the rules of any stock exchange or quotation system on which shares of the Company may be then listed or quoted, if a Shareholder intending to make a nomination at a general meeting in accordance with this Bye-law 40 does not (i) timely provide the notifications contemplated by clause (e) of Bye-law 40.3, or (ii) timely appear in person or by proxy at the annual general meeting to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company or any other person or entity.

40.5

Notwithstanding the foregoing provisions of this Bye-law 40, any Shareholder intending to make a nomination at an annual general meeting in accordance with this Bye-law 40, and each related beneficial owner, if any, shall also comply with all requirements of the Exchange Act and the rules and regulations thereunder applicable to the same extent as if the shares of the Company were registered under the Exchange Act with respect to the matters set forth in these Bye-laws; provided, however, that any references in these Bye-laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations made or intended to be made in accordance with clause (b) of Bye-law 40.1.

40.6

Nothing in this Bye-law 40 shall be deemed to affect (i) any rights of the holders of any series of preferred shares, or any other series or class of shares authorised to be issued by the Company, to elect directors pursuant to the terms thereof or (ii) any rights of the members of the Apollo Group that are party to the Shareholders Agreement to nominate Directors to the Board pursuant to the Shareholders Agreement.

40.7

To be eligible to be a nominee for election or reelection as a Director pursuant to Bye-law 40.1(b), a person must deliver (not later than the deadline prescribed for delivery of notice) to the Secretary at the Registered Office a written questionnaire prepared by the Company with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person: (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director, with such person’s duties under Applicable Law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein; (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director, and will comply with, Applicable Law and corporate governance, conflict of interest, corporate opportunity, confidentiality and stock ownership and trading policies and guidelines of the Company that are applicable to Directors generally and (iv) if elected as a Director, will act in the best interests of the Company and its Shareholders and not in the interest of any individual constituency. The Nominating and Governance Committee shall review all such information submitted by the Shareholder with respect to the proposed nominee and determine whether such nominee is eligible to act as a Director. The Company and the Nominating and Governance Committee may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an Independent Director or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee.

40.8

At each annual general meeting of the Shareholders for the election of Directors at which a quorum is present, each Director or slate of Directors shall be elected by the vote of the majority of the votes cast with respect to the Director or slate, excluding abstentions. For purposes of this Bye-law 40.8, a majority of the votes cast shall mean that the number of shares voted “for” a Director or slate of Directors must exceed the number of votes “against” that Director or slate of Directors.

40.9

At the request of the Board, any person nominated for election as a director of the Company shall furnish to the Secretary the information that is required to be set forth in a Shareholders’ notice of nomination pursuant to Bye-law 40.

40.10

Other than with respect to nominations made in accordance with the default provisions of a class or classes of preferred shares or under the Shareholders Agreement, any Shareholder proposing to nominate a person or persons for election shall be responsible for, and bear the costs associated with, soliciting votes from any other voting Shareholder and distributing materials to such Shareholders prior to the annual general meeting in accordance with these Bye-laws and applicable SEC rules. A Shareholder shall include any person or persons such Shareholder intends to nominate for election in its own proxy statement and proxy card.

40.11

Unless prohibited by Applicable Law, the Company shall promptly (but in any event within five (5) Business Days of receipt of written request from any Shareholder proposing to nominate a person or persons for election) provide to such proposing Shareholder the names and addresses of all persons and entities who are record holders of the Company’s shares (the “Other Holders”), provided, that if any Other Holder has requested that its identity or address be kept confidential, then the Company shall (at the expense of such Shareholder) promptly (but in any event within five (5) Business Days of receipt of a written request) forward to such Other Holder any materials provided by such Shareholder in relation to the person or persons such Shareholder intends to nominate for election and a notice requesting that such Other Holder contact such Shareholder.

41.	[Reserved]

42.	Number of Directors

The number of Directors which shall constitute the entire Board shall be such as from time to time shall be determined by Resolution adopted by a majority of the entire Board, but the number shall not be less than two or more than seventeen; provided, that the tenure of a Director shall not be affected by a decrease in the number of Directors so made by the Board.

43.	Term of Office of Directors

The Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the number of Directors constituting the Board, Class I to hold office initially for a term expiring at the annual general meeting to be held in 2016, Class II to hold office initially for a term expiring at the annual general meeting to be held in 2017, and Class III to hold office initially for a term expiring at the annual general meeting to be held in 2018. At each succeeding annual general meeting beginning in 2016, successors to the class of Directors whose term expires at that annual general meeting shall be elected for a three (3) year term with each Director to hold office in such class until his or her successor shall have been duly elected and qualified, or until such Director’s earlier death, resignation or removal. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class or from the removal from office, death, disability, resignation or disqualification of a Director or other cause shall hold office for a term that shall coincide with the remaining term of that class, but in no event will a decrease in the authorised number of Directors shorten the term of any incumbent Director.

44.	Removal of Directors

44.1

Subject to any provision to the contrary in these Bye-laws, a Director may only be removed for cause and not otherwise. The removal of a Director for cause shall be effected either (i) by the Board by affirmative vote of a majority of the Directors at any duly called meeting of the Board or (ii) by the Shareholders holding a majority of the Total Voting Power at any general meeting called and held in accordance with these Bye-laws. For purposes of this Bye-law 44.1, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute or which results in a material financial detriment to the Company.

44.2

If a Director is removed from the Board under this Bye-law 44, the Board may fill the vacancy. Persons appointed by the Board to fill a vacancy shall be approved by an affirmative vote of a majority of the Board and shall be subject to election at the immediately succeeding annual general meeting.

45.	Vacancy in the Office of Director

45.1	The office of Director shall be vacated immediately if the Director:

(a)	is prohibited from being a Director by law;

(b)	is or becomes bankrupt or insolvent;

(c)	is or becomes of unsound mind or a patient for any purpose of any statute or Applicable Law relating to mental health and the Board resolves that his office is vacated, or dies;

(d)	by virtue of holding the office of Director causes the Company to be taxed in an adverse manner; or

(e)	resigns his office by notice to the Secretary.

45.2

If there is a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director, or on account of an increase in the number of members of the Board or a failure to elect a Director at an annual general meeting, subject to the rights of the members of the Apollo Group that are parties to the Shareholders Agreement to nominate Directors to the Board, the Board may appoint any person as a Director on an interim basis until the next annual general meeting, provided, that such person has been approved to serve as a Director by the Nominating and Governance Committee. The Board vacancy shall be submitted to a vote at the next succeeding annual general meeting irrespective of class.

46.	Remuneration of Directors

The remuneration (if any) of the Directors shall be determined by the Board or an appropriate committee thereof delegated by the Board. The Directors shall also be paid all reasonable travel, hotel and related expenses incurred by them in attending and returning from the meetings of the Board, any committee appointed by the Board, general meetings, or in connection with the business of the Company or their duties as Directors generally. The Company shall also bear reasonable travel, hotel and related expenses incurred by any advisors to the Board related to such matters.

47.	Defect in Appointment

All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers, or any person acting as a

Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

48.	Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

49.	Powers of the Board of Directors

The Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)

exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)	designate a Chairman of the Board (the “Chairman”) and a Vice Chairman of the Board (the “Vice Chairman”);

(d)

appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(e)

appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(f)

by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(g)	procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(h)

delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided, that every such committee shall conform to such directions as the Board shall impose on them; and provided, further, that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(i)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(j)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(k)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(l)

authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

50.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the Registered Office of the Company a Register of the Directors and Officers of the Company and shall enter therein the particulars required by the Act.

51.	Appointment of Officers

The Board may appoint such officers (who may or may not be Directors) as the Board may determine.

52.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

53.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

54.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may determine.

55.	Conflicts of Interest

55.1

Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company and such Director or such Director’s firm, partner or company shall be entitled to remuneration as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director’s firm, partner or company to act as Auditor to the Company.

55.2	A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

55.3

Following a declaration being made pursuant to this Bye-law, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum for such meeting and, to the fullest extent permitted by Applicable Law, the interested Director shall not be liable to account to the Company for any profit realized thereby. To the fullest extent permitted by Applicable Law, in the event that one or more interested Directors are disqualified or elect to be recused from voting on a matter, or one or more Directors are later found to have an interest or conflict that should have been declared, the matter shall be approved or stand approved if it is or was approved by a majority of the votes cast by the Directors that do not have any interest or conflict in the matter, even if less than a quorum.

55.4

Subject to the Act and any further disclosure required thereby, a general notice to the Directors by a Director or officer declaring that he is a director or officer or has an interest in any business entity and is to be regarded as interested in any transaction or arrangement made with that business entity shall be sufficient declaration of interest in relation to any transaction or arrangement so made.

55.5	This Bye-law 55 shall be subject to any U.S. securities laws and the rules of any exchange or quotation system on which the Company’s shares are then listed.

56.	Indemnification and Exculpation

56.1

To the fullest extent permitted by Applicable Law, but subject to the limitations expressly provided in this Bye-law 56, (i) the past, present and future (x) Directors, Resident Representative, Secretary and other Officers (such term to include any person appointed to any committee by the Board), (y) any consultants participating in any Company equity incentive plan, and (z) liquidators or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any Subsidiary thereof, (ii) any Person who is or was an employee or agent of the Company or a director, officer, employee or agent of any of the Company’s Subsidiaries and who, while an employee or agent of the Company or a director, officer, employee or agent of any of the Company’s Subsidiaries, is or was also an officer, director, employee, managing director, general or limited partner, manager, member, shareholder, agent or other Affiliate of any member of the Apollo Group or of any Affiliate of any member of the Apollo Group (other than the Company and its Subsidiaries) and (iii) any other Person who, while a Director or Officer, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise, nonprofit entity or other entity, including service with respect to employee benefit plans (each, a “Covered Person”) shall be indemnified and secured harmless by the Company from and against all Liabilities and Expenses arising from any and all threatened, pending or completed Proceedings, in which any Covered Person may be involved, or is threatened to be involved, as a party or otherwise, by reason of (A) in the case of any Covered Person described in the preceding clauses (i) and (iii), its status as a Covered Person or (B) in the case of any Covered Person described in the preceding clause (ii), the fact that such Covered Person is or was an employee or agent of the Company, or is or was a director, officer, employee or agent of any of the Company’s Subsidiaries, acting in relation to the affairs of the Company or any such Subsidiary, whether arising from acts or omissions to act occurring before or after the date of the adoption of these Bye-laws; provided, however, that a Covered Person shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Covered Person is seeking indemnification pursuant to this Bye-law 56, the Covered Person acted fraudulently and/or dishonestly in relation to the Company; provided further, subject in all respects to Bye-law 56.12, no Covered Person shall be entitled to indemnification from the Company (nor any amounts provided for under Bye-law 56.2) for any acts or omissions of such Covered Person in such Covered Person’s role as a director, officer, consultant, representative or agent of ISG. Notwithstanding the preceding sentence, except as otherwise described in Bye-law 56.10, the Company shall be required to indemnify a Person described in such sentence in connection with any Proceeding (or part thereof) commenced by such Person only if the commencement of such Proceeding (or part thereof) by such Person was authorised by the Board. To the fullest extent permitted by Applicable Law, each Shareholder agrees to waive any claim or right of action such Shareholder might have, whether individually or by or in right of the Company, against any Covered Person on account of any action taken by such Covered Person, or the failure of such Covered Person to take any action in the performance of such Covered Person’s duties with or for the Company or any subsidiary thereof; provided, that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company or its Subsidiaries which may attach to such Covered Person.

56.2

To the fullest extent permitted by Applicable Law, Expenses incurred by a Covered Person in appearing at, participating in or defending any indemnifiable Proceeding pursuant to this Bye-law 56 shall, from time to time, be advanced by the Company prior to a final and non-appealable disposition of the Proceeding in which it is determined that the Covered Person is not entitled to be indemnified upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it ultimately shall be determined that the Covered Person is not entitled to be indemnified pursuant to this Bye-law 56. Notwithstanding the immediately preceding sentence, except as otherwise provided in Bye-law 56.10, the Company shall be required to indemnify a Covered Person pursuant to the immediately preceding sentence in connection with any Proceeding (or part thereof) commenced by such Person only if the commencement of such Proceeding (or part thereof) by such Person was authorised by the Board.

56.3

The indemnification and advancement of Expenses provided by this Bye-law 56 shall be in addition to any other rights to which a Covered Person may be entitled under these Bye-laws or any agreement between the Company and such Covered Person, pursuant to a vote of a majority of disinterested Directors with respect to such matter, as a matter of law, in equity or otherwise, both as to actions in the Covered Person’s capacity as a Covered Person and as to actions in any other capacity, and shall continue as to a Covered Person who has ceased to serve in such capacity.

56.4

The Company may purchase and maintain insurance on behalf of a Covered Person, and such other Persons as the Board shall determine, against any Liability that may be asserted against, or Expense that may be incurred by, such Person in connection with the Company’s activities or any such Person’s activities on behalf of the Company, regardless of whether the Company would have the power to indemnify such Person against such Liability or Expense under the provisions of these Bye-laws or Applicable Law.

56.5

For purposes of this Bye-law 56 (i) the Company shall be deemed to have requested a Covered Person to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Company also imposes duties on, or otherwise involves services by, such Covered Person to the plan or participants or beneficiaries of the plan and (ii) excise taxes assessed on a Covered Person with respect to an employee benefit plan pursuant to Applicable Law shall constitute “fines” within the meaning of “Liabilities”.

56.6

A Covered Person shall not be denied indemnification in whole or in part under this Bye-law 56 because the Covered Person had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by these Bye-laws.

56.7

Except with respect to any Shareholder Affiliate, which shall be a third party beneficiary of the rights set forth in Bye-law 56.12, the provisions of this Bye-law 56 are for the benefit of the Covered Persons and their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

56.8	Each Covered Person shall, in the performance of his, her or its duties, be fully protected in relying in good faith upon the records of the Company and on such information, opinions,

reports or statements presented to the Company by any of the Officers, Directors or employees of the Company, or any of the officers, directors or employees of the Company’s Subsidiaries, or committees of the Board, or by any other Person (including legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by or on behalf of it) as to matters such Covered Person reasonably believes are within such other Person’s professional or expert competence.

56.9

No amendment, modification or repeal of this Bye-law 56 or any provision hereof or, to the fullest extent permitted by Applicable Law, any modification of Applicable Law, shall in any manner terminate, reduce or impair the right of any past, present or future Covered Person to be indemnified or to have such Covered Person’s Expenses advanced by the Company, nor the obligations of the Company to indemnify or advance Expenses to any such Covered Person under and in accordance with the provisions of this Bye-law 56 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or-in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

56.10

If a claim for indemnification (following the final disposition of the Proceeding for which indemnification is being sought) or advancement of Expenses under this Bye-law 56 is not paid in full within thirty (30) days after a written claim therefor by any Covered Person has been received by the Company, such Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the Expenses of prosecuting such claim, including reasonable attorneys’ fees.

56.11

This Bye-law 56 shall not limit the right of the Company, to the extent and in the manner permitted by Applicable Law, to indemnify and to advance Expenses to, and purchase and maintain insurance on behalf of Persons other than Covered Persons.

56.12

The Company hereby acknowledges that the indemnitees under this Bye-law 56 (the “Indemnified Persons”) may have certain rights to indemnification, advancement of Expenses and/or insurance provided by shareholders, members of the Apollo Group, or other Affiliates of the Company or Affiliates of members of the Apollo Group (“Shareholder Affiliates”) separate from the indemnification and advancement of Expenses provided by the Company under these Bye-laws. The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to the Indemnified Persons under these Bye-laws are primary and any obligation of any Shareholder Affiliate to advance Expenses or to provide indemnification for the same Expenses or Liabilities incurred by the Indemnified Persons are secondary), (ii) that the Company shall be required to advance the full amount of Expenses incurred by the Indemnified Persons and shall be liable for the full amount of all Expenses and Liabilities paid in settlement to the extent legally permitted and as required by Bye-law 56, without regard to any rights the Indemnified Persons may have against any Shareholder Affiliate, and (iii) that the Company irrevocably waives, relinquishes and releases the Shareholder Affiliates from any and all claims against the Shareholder Affiliates for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by any Shareholder Affiliate on behalf of an Indemnified Person with respect to any claim for which such Indemnified Person has sought indemnification from the Company pursuant to Bye-law 56 shall affect the foregoing and the Shareholder Affiliates shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Indemnified Person against the Company. For the avoidance of doubt, no Person providing directors’ or officers’ or similar insurance obtained or maintained by or on behalf of the Company, and of its Affiliates or any of the foregoing’s respective Subsidiaries, including any Person providing such insurance obtained or maintained pursuant to Bye-law 56.4, shall be, or be deemed to be, a Shareholder Affiliate.

56.13

No Covered Person shall be personally liable either to the Company or to any of its Shareholders for monetary damages for breach of fiduciary duty as a Covered Person, except to the extent such exemption from liability or limitation thereof is not permitted under Applicable Law as the same exists or may hereafter be amended. Any amendment, modification or repeal of this Bye-law inconsistent with the foregoing sentence shall not adversely affect any right or protection of a Covered Person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

56.14	Any Person purchasing or otherwise acquiring any interest in any shares of the Company shall be deemed to have notice of and to have consented to the provisions of this Bye-law 56.

56.15

This Bye-law 56 may not be rescinded, altered or amended (a) unless in accordance with the Act and (b) until the same has been approved by the Board and at least 50% of the Total Voting Power (which, for the avoidance of doubt will take into account the application of Bye-law 4.3).

BUSINESS OPPORTUNITIES

57.	Business Opportunities

57.1

To the fullest extent permitted by Applicable Law, the Company, on behalf of itself and its Subsidiaries, other than its Subsidiaries that are insurance companies which are regulated by a governmental entity (“Insurance Subsidiaries”), waives and renounces any right, interest or expectancy of the Company and/or its Subsidiaries, other than its Insurance Subsidiaries, in, or in being offered an opportunity to participate in, business opportunities of any kind, nature or description that are from time to time presented to (x) any member of the Apollo Group or an Affiliate of any member of the Apollo Group (other than the Company and its Subsidiaries), (y) any of the Directors or any of their respective Affiliates (other than the Company and its Subsidiaries), or (z) any Officer, employee or agent of the Company, or any director, officer, employee or agent of any of the Company’s Subsidiaries, who is also, and is presented such business opportunity in his or her capacity as, an officer, director, employee, managing director, general or limited partner, manager, member, shareholder, agent or other Affiliate of any member of the Apollo Group or of any Affiliate of any member of the Apollo Group (other than the Company and its Subsidiaries), in the case of each of clauses (x), (y) and (z), excluding the Chief Executive Officer of the Company and the other executive officers and employees of the Company and its Subsidiaries (the Persons described in clauses (x), (y) and (z), “Specified Parties” and each, a “Specified Party”), or of which any Specified Parties have or gain knowledge, whether or not the opportunity is competitive with the business of the Company or its Subsidiaries or in the same or similar lines of business as the Company or its Subsidiaries or one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each Specified Party shall have no duty (statutory, fiduciary, contractual or otherwise) to communicate or offer such business opportunity to the Company and, to the fullest extent permitted by Applicable Law, shall not be liable to the Company or any of its Subsidiaries, other than its Insurance Subsidiaries, for breach of any statutory, fiduciary, contractual or other duty, as a Director, Officer, employee or agent of the Company, or a director, officer, employee or agent of any of the Company’s Subsidiaries, as the case may be, or otherwise, by reason of the fact that such Specified Party pursues or acquires such business opportunity, directs such business opportunity to another Person or fails to present or communicate such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries. Notwithstanding the foregoing, the Company and its Subsidiaries do not renounce any right, interest or expectancy in any business opportunity offered to a Specified Party who is a Director or Officer if such business opportunity is expressly offered for the Company or its Subsidiaries to such person solely in his or her capacity as a Director or Officer (a “Company Opportunity”); provided, however, that all of the protections of this Bye-law 57 shall otherwise apply to the Specified Parties with respect to such Company Opportunity, including the ability of the Specified Parties to pursue or acquire such Company Opportunity, directly or indirectly, or to direct such Company Opportunity to another person, if and to the extent that the Company or the applicable Subsidiary of the Company, as applicable, determines not to pursue such Company Opportunity or if it is subsequently determined by the Board or any committee thereof (or board of directors or other governing body of such Subsidiary or any committee thereof), or by any court of competent jurisdiction, that the business opportunity was not in the line of business of the Company or such Subsidiary, as applicable, was not of material or practical advantage to the Company or such Subsidiary, as applicable, or was one that the Company or such Subsidiary, as applicable, was not financially capable of undertaking. For the avoidance of doubt, notwithstanding anything to the contrary set forth herein or otherwise, to the fullest extent permitted by Applicable Law, the Company, on behalf of itself and its Subsidiaries, other than its Insurance Subsidiaries, hereby waives and renounces any right, interest or expectancy of the Company or its Subsidiaries to participate in or be offered an opportunity to participate in any business or business opportunity of any member of the Apollo Group or its Affiliates (other than the Company and its Subsidiaries), except to the extent such right, interest or expectancy is expressly granted to the Company or any of its Subsidiaries under a binding agreement between or among the Company and/or its Subsidiaries, on the one hand, and any member of the Apollo Group or its Affiliates (other than the Company and its Subsidiaries), on the other hand.

57.2

No amendment, modification or repeal of this Bye-law 57 or any provision hereof or, to the fullest extent permitted by Applicable Law, any modification of Applicable Law, shall in any manner terminate, reduce or impair the right of any Person under and in accordance with the provisions of this Bye-law 57 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

57.3

This Bye-law 57 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any Specified Party under any agreement, these Bye-laws, vote of the Board, Applicable Law or otherwise.

57.4	Any Person purchasing or otherwise acquiring any interest in any shares of the Company shall be deemed to have notice of and to have consented to the provisions of this Bye-law 57.

57.5

Notwithstanding anything to the contrary herein, under no circumstances shall the provisions of this Bye-law 57 (other than this Bye-law 57.5) apply to (or result in or be deemed to result in a limitation or elimination of) any duty (contractual, fiduciary or otherwise, whether at law or in equity) owed by any Specified Party who is also an Officer, employee or agent of the Company, or any director, officer, employee or agent of any of its Subsidiaries (other than any such Specified Party who is also an officer, director, employee, managing director, general or limited partner, manager, member, shareholder, agent or other Affiliate of any member of the Apollo Group or of any Affiliate of any member of the Apollo Group (other than the Company and its Subsidiaries)), and any business opportunity waived or renounced by any Person pursuant to such other provisions of this Bye-law 57 shall be expressly reserved and maintained (and shall not be waived or renounced) by such Person as to any such Specified Party.

57.6	This Bye-law 57 may not be rescinded, altered or amended (a) unless in accordance with the Act and (b) until the same has been approved by the Board and at least 50% of the Total

Voting Power (which, for the avoidance of doubt will take into account the application of Bye-law 4.3).

MEETINGS OF THE BOARD OF DIRECTORS

58.	Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes cast the resolution shall fail.

59.	Notice of Board Meetings

Upon the requisition of (i) the Chairman or Vice Chairman of the Board, (ii) a majority of the Directors, (iii) the Chief Executive Officer of the Company or (iv) a majority of the Independent Directors, the Secretary shall summon a meeting of the Board. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.

60.	Electronic Participation in Meetings

Subject to Applicable Law, Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

61.	Quorum at Board Meetings

The quorum necessary for the transaction of business at a meeting of the Board shall be two (2) Directors; provided, that at any meeting where only two (2) Directors are in attendance any Board action taken at such meeting must be approved unanimously.

62.	Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

63.	Chairman to Preside

Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, shall act as chairman at all meetings of the Board at which such person is present. In his absence a chairman shall be appointed or elected by the Directors present at the meeting.

64.	Written Consent

A written consent signed by all the Directors, which may be in counterparts, shall be as valid as if a resolution in respect thereof had been passed at a meeting of the Board duly called and constituted, such written consent to be effective on the date on which the last Director signs such written consent.

65.	Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in a general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CONFLICTS

66.	Resolution of Conflicts

For so long as the Controlled Shares of the Apollo Group (excluding, for the purpose of this definition, any Persons identified in clauses (v) of the definition of “Apollo Group”) constitute at least seven and one-half percent (7.5%) of the Total Voting Power, none of the Company or any of its Subsidiaries shall enter into or amend any contract or agreement with a member of the Apollo Group, unless such contract or agreement or amendment is:

(a)

fair and reasonable to the Company and its Subsidiaries, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to the Company and its Subsidiaries); or

(b)	entered into on an arm’s-length basis; or

(c)	approved by a majority of the disinterested Directors; or

(d)	approved by the holders of a majority of the issued and outstanding Class A Common Shares that are not held by members of the Apollo Group; or

(e)	approved by the Conflicts Committee in accordance with its charter and guidelines as they may be amended from time to time.

Notwithstanding the above, all Apollo Conflicts, as defined in the charter of the Conflicts Committee, shall be approved by the Conflicts Committee unless such conflict is specifically exempted from approval in accordance with the Conflicts Committee charter and guidelines as they may be amended from time to time.

67.	Conflicts Committee

67.1	The Board shall constitute a committee comprised solely of Directors who are not general partners, directors, managers, officers or employees of the Apollo Group (the “Conflicts Committee”).

67.2

The Conflicts Committee shall consist of up to five (5) individuals designated by the Board. The Conflicts Committee shall have a chairman, who shall be designated by the Board or, if the Board so delegates, by the Conflicts Committee. The vote necessary to approve any action at a meeting of the Conflicts Committee shall be a majority of the entire Conflicts Committee.

67.3

The Conflicts Committee may meet in person, by telephone or video conference call or in any other manner in which the Board is permitted to meet under Applicable Law and may also take action by written consent of the number and identity of Conflicts Committee members who have not less than the minimum number of votes that would be necessary to take such action at a meeting at which all Conflicts Committee members entitled to vote were present and voted.

67.4	The Conflicts Committee, upon the affirmative vote of a majority of the entire Committee, shall have the authority to engage consultants to assist in the evaluation of conflicts matters.

It shall have the sole authority to retain and terminate any such consultants, including sole authority to approve the consultants’ fees and other retention terms; provided, that fees and expenses incurred in connection with the engagement of any such consultant are reasonable.

CORPORATE RECORDS

68.	Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Shareholders, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

69.	Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the Registered Office of the Company.

70.	Form and Use of Seal

70.1	The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

70.2

A seal may, but need not, be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

70.3	A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

71.	Books of Account

71.1	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

71.2

Such records of account shall be kept at the principal place of business of the Company, or subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

72.	Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

AUDITS

73.	Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

74.	Appointment of Auditor

74.1

Subject to the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Shareholders shall be appointed by them as Auditor of the accounts of the Company.

74.2	The Auditor may be a Shareholder but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

75.	Remuneration of Auditor

Save in the case of an Auditor appointed pursuant to Bye-law 80, the remuneration of the Auditor shall be fixed by the Company in a general meeting or in such manner as the Shareholders may determine. In the case of an Auditor appointed pursuant to Bye-law 80, the remuneration of the Auditor shall be fixed by the Board.

76.	Duties of Auditor

76.1

The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

76.2

The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

77.	Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

78.	Financial Statements

Subject to any rights to waive laying of accounts pursuant to the Act, financial statements as required by the Act shall be laid before the Shareholders in a general meeting.

79.	Distribution of Auditor’s Report

The report of the Auditor shall be submitted to the Shareholders in a general meeting.

80.	Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the Auditor.

VOLUNTARY WINDING-UP AND DISSOLUTION

81.	Winding-Up

Subject to Bye-law 4 and any agreement contemplated by Bye-law 1.6 to the contrary, if the Company shall be wound up the liquidator may, with the sanction of a Resolution, divide amongst the Shareholders in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. Subject to Bye-law 4 and any agreement contemplated by Bye-law 1.6 to the contrary, the liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Shareholders as the liquidator shall think fit, but so that no Shareholder shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION; EXCLUSIVE JURISDICTION

82.	Changes to Bye-laws

No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a Resolution; provided, that any such action that would materially, adversely and disproportionately affect the rights, obligations, powers or preferences of any class of shares without similarly affecting the rights, obligations, powers or preferences of all classes of shares shall require a vote of the majority of the issued and outstanding shares constituting such class so affected.

83.	Changes to the Memorandum of Association

No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until same has been approved by a resolution of the Board and by a Resolution.

84.	Exclusive Jurisdiction

In the event that any dispute arises concerning the Act or out of or in connection with these Bye-laws, including any question regarding the existence and scope of any Bye-law and/or whether there has been any breach of the Act or these Bye-laws by an Officer or Director (whether or not such a claim is brought in the name of a Shareholder or in the name of the Company), any such dispute shall be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.

85.	Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

CERTAIN MATTERS RELATING TO SUBSIDIARIES

86.	Voting of Subsidiary Shares

86.1

Notwithstanding any other provision of these Bye-laws to the contrary (but subject to Bye-law 86.2 and Bye-law 86.3), if the Company, in its capacity as a shareholder of any Subsidiary of the Company, has the right to vote at a general meeting or special meeting of such Subsidiary (whether in person or by its attorney-in-fact or proxy) (or by written resolution in lieu of a general meeting or special meeting), and the subject matter of the vote is (a) the appointment, removal or remuneration of directors of a non-U.S. Subsidiary of the Company or (b) any other subject matter with respect to a non-U.S. Subsidiary that legally requires the approval of the shareholders of such non-U.S. Subsidiary, the Board shall refer the subject matter of the vote to the Shareholders and seek authority from the Shareholders entitled to vote for the Board for the Company’s corporate representative or proxy to vote with respect to the resolution proposed by such Subsidiary. The Board shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its share for and the appropriate proportion of its shares against the resolution proposed by such Subsidiary. For the avoidance of doubt, for purposes of this Bye-law 86 and Bye-law 87, the term “non-U.S. Subsidiary” shall mean a Subsidiary that is treated as a non-U.S. person for U.S. federal income tax purposes. The Board shall have authority to resolve any ambiguity in this Bye-law 86 or Bye-law 87. All votes referred to the Company’s Shareholders pursuant to this Bye-law 86.1 shall give effect to and otherwise be subject to the voting power restrictions of Bye-law 4.3.

86.2

If the Board in its discretion, determines that the application of Bye-law 86.1(b) with respect to a particular vote is not necessary to achieve the purposes of this Bye-law 86, it may waive the application of Bye-law 86.1(b) with respect to such vote.

86.3

Notwithstanding any provision in these Bye-laws to the contrary, this Bye-law 86 shall only apply if and when applicable pursuant to Bye-law 4.3(a)(ii). Further, from and after the Restriction Termination Date, the provisions of this Bye-law 86 shall be inoperative and of no further force or effect.

87.	Bye-laws or Articles of Association of Certain Subsidiaries

87.1

The Board shall require that the Bye-laws or Articles of Association or similar organizational documents of each non-U.S. Subsidiary of the Company shall contain provisions substantially similar to Bye-law 86.1, Bye-law 86.3 and Bye-law 87. The Company shall enter into agreements, as and when determined by the Board, with each such non-U.S. Subsidiary, only if and to the extent reasonably necessary and permitted under Applicable Law, to effectuate or implement this Bye-law.

87.2	From and after the Restriction Termination Date, the provisions of this Bye-law 87 shall be inoperative and of no further force or effect.

88.	Termination of IMAs

88.1

Except as set forth in Bye-law 88.2, the Company shall not, and shall cause each Subsidiary of the Company not to, elect to terminate the IMA or any other investment advisory or investment management agreement by and between the Company or any of its Subsidiaries and a member of the Apollo Group (a “New IMA”) (a) on any date other than June 4, 2023 or any two (2)-year anniversary of such date (each, an “IMA Termination Election Date”) and (b) unless it has provided written notice to ISG or the member of the Apollo Group that is a party to such New IMA, as applicable, of such termination at least thirty (30) days, but not more than ninety (90) days, prior to the applicable IMA Termination Election Date (an “IMA Termination Notice”); provided, that (i) the IMA or any New IMA may only be terminated by the Company or a Subsidiary of the Company with the approval of at least two-thirds (2/3) of the Independent Directors in accordance with the immediately following sentence (an IMA Termination Notice delivered with such approval and in accordance with Bye-law

88.1(a) and (b), a “Valid IMA Termination Notice”) and (ii) notwithstanding any such election to terminate or delivery of a Valid IMA Termination Notice, no such termination shall be effective on any date earlier than the second annual anniversary of the applicable IMA Termination Election Date (the “IMA Termination Effective Date”). Notwithstanding anything to the contrary contained in this Bye-law 88.1, the Board shall not approve any election to terminate the IMA or any New IMA on any IMA Termination Election Date pursuant to this Bye-law 88.1 unless at least two-thirds (2/3) of the Independent Directors agree that an event described in clause (iii) or (iv) of the definition of AHL Cause occurred with respect to the IMA or such New IMA, as applicable. If the Company and/or applicable Subsidiary of the Company does not provide a Valid IMA Termination Notice with respect to an IMA Termination Election Date, then the Company or such Subsidiary may only elect to terminate such IMA or New IMA under this Bye-law 88.1 on the next IMA Termination Election Date, and neither the Company nor any Subsidiary of the Company shall terminate any such IMA or New IMA in accordance with this Bye-law 88.1 without providing a Valid IMA Termination Notice. Furthermore, beginning on June 4, 2019, the IMA and any New IMA shall be subject to an initial term of four (4) years from such date; provided that, on each IMA Termination Election Date after June 4, 2019, beginning with the IMA Termination Election Date on June 4, 2023, to the extent no Valid IMA Termination Notice has been delivered in accordance with this Bye-law 88.1 with respect to the IMA or any New IMA, the term of the IMA and each such New IMA shall be extended automatically without any further action or obligation by any persons (including, without limitation, the parties thereto or hereto) for a period of two (2) additional years; provided, further that, if a Valid IMA Termination Notice has been previously delivered in accordance with this Bye-law 88.1 and has not been rescinded prior to the applicable IMA Termination Effective Date, this sentence shall no longer be of any force or effect with respect to the IMA or such New IMA that is the subject of such delivered Valid IMA Termination Notice and the term of the IMA or such New IMA subject to such Valid IMA Termination Notice shall continue through the end of the IMA Remediation Period. Notwithstanding anything to the contrary, the term of any IMA or New IMA shall be extended for the IMA Remediation Period.

88.2

Notwithstanding anything to the contrary in Bye-law 88.1, the Company and/or the applicable Subsidiary of the Company may terminate the IMA or any New IMA upon the occurrence of an event described in clause (i) or (ii) of the definition of AHL Cause with respect to the IMA or such New IMA, as applicable; provided, that any termination of the IMA or any New IMA by the Company or Subsidiary of the Company, as applicable, for such AHL Cause shall require the approval of at least two-thirds (2/3) of the Independent Directors and the delivery of written notice to ISG or such member of the Apollo Group that is a party to such New IMA, as applicable, of such termination for such AHL Cause at least thirty (30) days prior to the effective date of such termination; provided, further, that in each case ISG or the member of the Apollo Group that is a party to the applicable IMA or New IMA, as applicable, shall have the right to dispute such determination of the Independent Directors within thirty (30) days after receiving notice from the Company of such determination, in which case the parties to such IMA or New IMA, as applicable, shall submit the question as to whether the conditions of AHL Cause have been met to binding arbitration in accordance with Section 12 of the seventh amended and restated fee agreement dated June 10, 2019 between the Company and ISG, as amended from time to time (the “Fee Agreement”), and such IMA or New IMA, as applicable, shall continue to remain in effect during the period of the arbitration.

88.3

For the avoidance of doubt, subject in all respects to the other provisions of this Bye-law 88 and the definition of AHL Cause, any termination of the IMA or any New IMA by the Company and/or any Subsidiary of the Company shall require the approval of at least two-thirds (2/3) of the Independent Directors. Notwithstanding anything to the contrary herein, for purposes of this Bye-law 88 and the definition of AHL Cause, (x) no officer or employee of the Company or any of its Subsidiaries shall constitute an Independent Director and (y) no officer or employee of (1) any member of the Apollo Group described in clauses (i) through (iv) of the definition of Apollo Group or (2) Apollo Global Management, Inc. or any of its Subsidiaries (excluding any Subsidiary that constitutes any portfolio company (or investment) of (A) an investment fund or other investment vehicle whose general partner, managing member or similar governing person is owned, directly or indirectly, by Apollo Global Management, Inc. or by one or more of its Subsidiaries or (B) a managed account agreement (or similar arrangement) whereby Apollo Global Management, Inc. or one or more of its Subsidiaries serves as general partner, managing member or in a similar governing position) shall constitute an Independent Director.

88.4

This Bye-law 88 may not be rescinded, altered or amended (a) unless in accordance with the Act and (b) until the same has been approved by at least two-thirds (2/3) of the Independent Directors and at least 50% of the Total Voting Power (which, for the avoidance of doubt will take into account the application of Bye-law 4.3).

AHL Cause means, (i) with respect to the IMA, a material violation of Applicable Law relating to ISG’s advisory business, and with respect to a New IMA, a material violation of Applicable Law relating to the advisory business of the member of the Apollo Group that is a party to such New IMA, in each case that is materially detrimental to the Company, (ii) the gross negligence, willful misconduct or reckless disregard of any of the obligations of ISG under the IMA or the member of the Apollo Group that is a party to the applicable New IMA under such New IMA, as applicable, that is materially detrimental to the Company, (iii) the unsatisfactory long term performance of ISG under the IMA, or the member of the Apollo Group that is a party to the applicable New IMA under such a New IMA, as applicable, that is materially detrimental to the Company, as determined in the sole discretion of at least two-thirds (2/3) of the Independent Directors, acting in good faith or (iv) a determination in the sole discretion of at least two-thirds (2/3) of the Independent Directors, acting in good faith, that the fees charged by ISG under the IMA, or by the member of the Apollo Group that is a party to the applicable New IMA under such New IMA, as applicable, in each case, taking into account, without duplication, the Fee Agreement, are unfair and excessive compared to a Comparable Asset Manager, provided, however, in the case of clauses (iii) and (iv), the Independent Directors shall deliver written notice of such finding to ISG or such other member of the Apollo Group, as applicable, and ISG or such other member of the Apollo Group, as applicable, shall have until the applicable IMA Termination Effective Date to address the Independent Directors’ concerns and; provided further, that in the case of clause (iv), ISG or such other member of the Apollo Group, as applicable, shall have a right to lower its fees to match a Comparable Asset Manager. If ISG or such member of the Apollo Group has addressed the Independent Directors’ concerns (with the assessment of whether the Independent Directors’ concerns have been addressed being rendered thereby in good faith with the approval of at least two-thirds (2/3) of the Independent Directors) or, if applicable, lowered its fees to match a Comparable Asset Manager, then the applicable IMA Termination Notice shall be deemed rescinded and of no further force or effect. For the avoidance of doubt, the occurrence of an event constituting AHL Cause under the IMA shall not constitute an event of AHL Cause under any New IMA and vice versa, unless such event of AHL Cause shall be separately established thereunder.

IMA Remediation Period means, with respect to any Valid IMA Termination Notice, the period between the applicable IMA Termination Election Date and the applicable IMA Termination Effective Date.

Schedule 1

Related Party Insurance

Athene Holding Ltd. Insurance Subsidiaries:

1.	Athene Life Re Ltd.

2.	Athene Annuity & Life Assurance Company

3.	Athene Life Insurance Company of New York

4.	Athene Annuity & Life Assurance Company of New York

5.	Structured Annuity Reinsurance Company

6.	Athene Annuity and Life Company

7.	Athene Re USA IV, Inc.

8.	Athene Annuity Re Ltd.

9.	Athene Life Re International Ltd.

10.	Athene Co-Invest Reinsurance Affiliate 1A

11.	Athene Co-Invest Reinsurance Affiliate 1B

Current Ceding Companies:

1.	Western United Life Assurance Company

2.	American Equity Investment Life Insurance Company

3.	American Pioneer Life Insurance Company

4.	American Progressive Life and Health Insurance Company of New York

5.	Nassau Life Insurance Company of Texas (formerly known as Constitution Life Insurance Company)

6.	Union Bankers Life Insurance Company

7.	Pennsylvania Life Insurance Company (merged into Nassau Life Insurance Company of Texas)

8.	The Pyramid Life Insurance Company

9.	Jefferson National Life Insurance Company

10.	Athene Annuity & Life Assurance Company

11.	Continental Assurance Company

12.	Reassure America Life Insurance Company

13.	Eagle Life Insurance Company

14.	Liberty Bankers Life Insurance Company

15.	Athene Annuity & Life Assurance Company of New York

16.	Athene Annuity and Life Company

17.	Structured Annuity Reinsurance Company

18.	Transamerica Life Insurance Company

19.	Midland National Life Insurance Company

20.	North American Company for Life and Health Insurance

21.	Athene Re USA IV, Inc.

22.	Sentinel Security Life Insurance Company

23.	Athene Life Insurance Company of New York

24.	Royal Neighbors of America

25.	Fidelity Security Life Insurance Company

26.	The Lincoln National Life Insurance Company

27.	Massachusetts Mutual Life Insurance Company

28.	Brighthouse Life Insurance Company

29.	Brighthouse Life Insurance Company of NY

30.	Life Insurance Company of the Southwest

31.	Voya Insurance and Annuity Company

32.	Reliastar Life Insurance Company

33.	Athora Lebensvericherung AG

Annex D

October 26, 2019

The Special Committee of the Board of Directors of Athene Holding Ltd.

Chesney House, First Floor

96 Pitts Bay Road

Pembroke, HMO08, Bermuda

Dear Members of the Special Committee:

We understand that Athene Holding Ltd. (“Athene”), Apollo Global Management, Inc. (“Apollo”) and certain members of the Apollo Operating Group named therein (the “AOG Entities”), propose to enter into a Transaction Agreement (the “Transaction Agreement”) pursuant to which, among other things: (i) the AOG Entities will issue, in the aggregate, 29,154,519 units in such members of the Apollo Operating Group (such issued units, the “Issued AOG Units”), with each such unit representing one (1) limited partnership interest or limited liability company interest, as applicable, in each of the limited partnerships or limited liability companies that comprise the Apollo Operating Group (the “Operating Group Units”), to newly-formed wholly-owned Cayman limited liability companies of such AOG Entities (the “New AOG Subsidiaries”), in exchange for interests in such New AOG Subsidiaries; (ii) Athene or one of its subsidiaries will issue and transfer 27,959,184 Class A Common Shares, par value $0.001 per share (the “AHL Common Shares”), of Athene to the New AOG Subsidiaries, in exchange for the aggregate number of Issued AOG Units issued to the New AOG Subsidiaries (the exchange described in this clause (ii) the “Equity Exchange Transaction”), and (iii) Athene or one of its subsidiaries will issue and sell 7,575,758 AHL Common Shares (the “Purchased AHL Shares”) to the AOG Entities in exchange for an aggregate purchase price of $350 million in cash (the “Cash Consideration”) (such exchange, the “Equity Sale Transaction” and, together with the Equity Exchange Transaction, the “Transaction”, and the Cash Consideration, together with the Issued AOG Units, the “Aggregate Consideration”). The terms and conditions of the Transaction are more fully set forth in the Transaction Agreement.

The Special Committee (the “Committee”) of the Board of Directors (the “Board”) of Athene has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee as to whether, as of the date hereof, the Aggregate Consideration to be received by Athene in the Transaction is fair to Athene from a financial point of view.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.	reviewed the following agreements and documents:

a.	a draft, dated October 25, 2019, of the Transaction Agreement;

b.	a draft, dated October 25, 2019, of the Liquidity Agreement (as defined in the Transaction Agreement); and

c.	a draft, dated October 25, 2019, of the AHL Shareholders Agreement (as defined in the Transaction Agreement and, together with the Transaction Agreement and the Liquidity Agreement, the “Agreements”);

245 Park Avenue, 20th Floor  ●  New York, New York 10167  ●  tel. 212.497.4100  ●  f ax. 212.661.3070  ●  www.HL.com

Broker/dealer services through Houlihan Lokey Capital, Inc. Investment advisory services through Houlihan Lokey Financial Advisors, Inc.

The Special Committee of the Board of Directors of Athene Holding Ltd.

October 26, 2019

2.

reviewed certain publicly available business and financial information relating to Athene and Apollo that we deemed to be relevant, including certain publicly available research analyst estimates with respect to the future financial performance of Athene and Apollo;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Athene, as approved for our use by Athene management and the Committee, including financial projections (the “Athene Financial Information”);

4.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Apollo, as approved for our use by Athene management and the Committee, including financial projections (the “Apollo Financial Information”);

5.

spoken with certain members of the management of Athene and representatives of Apollo and certain of their and the Committee’s representatives and advisors regarding the respective businesses, operations, financial condition and prospects of Athene and Apollo, the Transaction and related matters;

6.	compared the financial and operating performance of Athene and Apollo with that of other public companies that we deemed to be relevant;

7.

reviewed the current and historical market prices and trading volume for certain of Athene’s and Apollo’s publicly traded securities, and the current and historical market prices and trading volume of the publicly traded securities of certain other companies that we deemed to be relevant; and

8.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of Athene has advised us, and we have assumed, that the Athene Financial Information reviewed by us and discussed with Athene management reflects the best currently available estimates and judgments of Athene management as to the future financial results and condition of Athene and the other matters covered thereby, we have been directed by Athene management and the Committee to use and rely upon the Athene Financial Information for purposes of our analysis and opinion, and we express no opinion with respect to such information or the assumptions on which it is based. With respect to the Apollo Financial Information, we have reviewed and discussed such information with the management of Athene and representatives of Apollo, we have assumed that such information represents reasonable estimates and judgments as to the future financial results and condition of Apollo and the other matters covered thereby, and we express no opinion with respect to such information or the assumptions on which it is based. We have relied upon and assumed, without independent verification, that there has been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of Athene or Apollo since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Transaction Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in the Transaction Agreement and other related documents and

The Special Committee of the Board of Directors of Athene Holding Ltd.

October 26, 2019

instruments, without any amendments or modifications thereto. We have also assumed, with the consent of the Committee, that the Equity Exchange Transaction will be treated as a contribution and exchange as provided in Section 721 of the Internal Revenue Code of 1986, as amended. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable foreign, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of Athene or Apollo, or otherwise have an effect on the Transaction, or Athene or Apollo or any expected benefits of the Transaction that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of each of the Agreements will not differ in any respect from the drafts thereof.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of Athene, Apollo, any of the AOG Entities, any New AOG Subsidiary or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Athene, Apollo, any of the AOG Entities or any New AOG Subsidiary is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Athene, Apollo, any of the AOG Entities or any New AOG Subsidiary is or may be a party or is or may be subject.

We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transaction, the securities, assets, businesses or operations of Athene or any other party, or any alternatives to the Transaction, (b) negotiate the terms of the Transaction, or (c) advise the Committee, the Board or any other party with respect to alternatives to the Transaction. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to what the value of the AHL Common Shares or Operating Group Units actually will be when issued or exchanged, respectively, pursuant to the Transaction or the price or range of prices at which the AHL Common Shares, Operating Group Units or AGM Common Stock may be purchased or sold, or otherwise be transferable, at any time (including, without limitation, any disposition of the Issued AOG Units by Athene pursuant to the Liquidity Agreement).

This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Athene, Apollo, the AOG Entities or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.

The Special Committee of the Board of Directors of Athene Holding Ltd.

October 26, 2019

Houlihan Lokey and certain of its affiliates have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to Athene and certain of its affiliates, Apollo or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Apollo (collectively with Apollo, the “Apollo Group”), for which Houlihan Lokey and its affiliates have received, and may receive, compensation. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Athene, members of the Apollo Group or other participants in the Transaction or certain of their respective affiliates, portfolio companies or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Athene, members of the Apollo Group or other participants in the Transaction or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with Athene, members of the Apollo Group or other participants in the Transaction or certain of their respective affiliates, portfolio companies or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Athene, members of the Apollo Group or other participants in the Transaction or certain of their respective affiliates, portfolio companies or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey will receive a fee for rendering this Opinion, which is not contingent upon the successful completion of the Transaction. Athene has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, Athene or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Aggregate Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of Athene or to any other party, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for Athene or any other party, (v) the fairness of any portion or aspect of the Transaction to any one class or group of Athene’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Athene’s or such other party’s security holders or other constituents, (vi) whether or not Athene, Apollo, the AOG Entities, any New AOG Subsidiary or their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (vii) the solvency, creditworthiness or fair value of Athene, Apollo, the AOG Entities, any New AOG Subsidiary or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the fairness, financial or otherwise, of the amount nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction. any class of such persons or any other party, relative to the Aggregate Consideration or otherwise, (ix) the fairness of the Equity Exchange Transaction or the Equity Sale Transaction. taken individually, (x) the fairness, financial or otherwise, of any other transactions contemplated by the Transaction Agreement or subsequent transactions arising out of or in connection with the Transaction (including, without limitation, any options or conditional rights granted to Apollo to purchase AHL Common Shares), or (xi) the use by Athene of the Cash Consideration. For purposes of our analyses and this Opinion, we have not applied any minority or illiquidity discounts or other discounts or premiums or otherwise

The Special Committee of the Board of Directors of Athene Holding Ltd.

October 26, 2019

given effect to any such rights, restrictions, limitations or factors. In addition, at your direction, for purposes of our analyses and this Opinion we have treated the Issued AOG Units and the AGM Common Stock as having identical economic value. Furthermore, no opinion. counsel or interpretation is intended in matters that require legal regulatory, accounting. insurance. tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Committee, on the assessments by the Committee. Athene, and their respective advisors, as to all legal regulatory, accounting, insurance, tax and other similar matters with respect to Athene, Apollo, the AOG Entities, the New AOG Subsidiaries and the Transaction or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Aggregate Consideration to be received by Athene in the Transaction is fair to Athene from a financial point of view.

Very truly yours,

HOULIHAN LOKEY CAPITAL, INC.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by 8:00 a.m., Eastern Time, on February 11, 2020. Online Go to www.investorvote.com/ATH or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ATH Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors has conditioned the adoption of Proposals 1, 2, 3 and 4 upon approval of each of the other such Proposals, and recommends a vote FOR Proposals 1-5. For Against Abstain Yes No B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 436861 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 035BRG

1. To approve the Thirteenth Amended and Restated Bye-laws of Athene Holding Ltd. (the “Company”). 2. To approve the conversion of all the Class B common shares of the Company (“Class B Common Shares”) into an equal number of Class A common shares of the Company (“Class A Shares”) on a one-for-one basis.3. To approve the conversion of all Class M common shares of the Company, including those that will vest at the time of the conversion, into a combination of Class A Shares and warrants to purchase Class A Shares. 4. To approve, in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual, the following transactions: (i) the issuance of Class A Shares to certain affiliates of Apollo Global Management, Inc. (“AGM”), (ii) the granting to AGM of a conditional right to purchase, and cause the Company to issue, additional Class A Shares, and (iii) the granting to Apollo Management Holdings, L.P. (or its designated replacement) of a right to purchase, and cause the Company to issue, additional Class A Shares. 5. To approve the adjournment of the Special Meeting from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the above proposals if there are insufficient votes at the time of the Special Meeting to approve such proposals. VOTING ELIGIBILITY FOR BENEFICIAL OWNERS OF CLASS A SHARES TO BE COMPLETED BY BENEFICIAL OWNERS OF CLASS A SHARES ONLY Pursuant to the bye-laws of the Company (the “Bye-laws”), if you are the beneficial owner of Class A Shares of the Company, you (the “Shareholder”) may or may not be eligible to vote your Class A Shares at the Company’s special meeting to be held on February 12, 2020 (the “Special Meeting”). In order to determine your voting power at the Special Meeting, you must make the representations listed below. If you are able to make the representation, indicate so by checking the “Yes” box on the reverse side of this proxy card. If you check the “No” box for any of the below representations, or if you fail to provide an answer to any of the below representations, you are indicating that you are unable to make such representation, and as a result, your voting power may be limited or your vote may not be counted at the Special Meeting. A. The Shareholder represents that neither the Shareholder nor any of its Tax Attributed Affiliates owns (in each case, directly, indirectly or constructively, pursuant to Section 958 of the United States Internal Revenue Code of 1986, as amended (the “Code”)) (i) any Class B Common Shares or (ii) any equity interests (for this purpose, including any instrument or arrangement that is treated as an equity interest for United States federal income tax purposes) of Apollo Global Management, Inc. (“AGM”) or AP Alternative Assets, L.P. A “Tax Attributed Affiliate” of a Shareholder is any Person (i) related (within the meaning of Section 953(c) of the Code) to such Shareholder or (ii) to whom the ownership of the Class A Shares held by such Shareholder is attributed pursuant to Section 958 of the Code. “Person” means and includes a natural person, a partnership, corporation, limited liability company or any other entity and any federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency or instrumentality or any private or public court or tribunal. B. The Shareholder represents that it is neither an employee of the Apollo Group nor a corporation, limited liability company, limited partnership or trust created for the benefit of such an employee or one or more of such employee’s parents, spouse, siblings or descendants for estate planning purposes. “Apollo Group” means (i) AGM, (ii) AAA Guarantor—Athene, L.P., (iii) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by AGM or one or more of its subsidiaries, (iv) BRH Holdings GP, Ltd. and its shareholders, (v) any executive officer of AGM whom AGM designates, in a written notice delivered to the Company, as a member of the Apollo Group for purposes of the Bye-laws (which designation shall continue in effect until such designee ceases to be an executive officer of AGM), and (vi) any affiliate of a Person described in clauses (i), (ii), (iii), (iv) or (v) above; provided, none of the Company or its subsidiaries, nor any Person employed by the Company, its subsidiaries, or Apollo Insurance Solutions Group, LLC shall be deemed to be a member of the Apollo Group. For avoidance of doubt, any Person managed by AGM or one or more of its subsidiaries pursuant to a managed account agreement (or similar arrangement) without AGM or one or more of its subsidiaries controlling such Person as a general partner or managing member is not part of the Apollo Group. Athene Holding Ltd. + Notice of Special Meeting of Shareholders Proxy Solicited by Board of Directors for Special Meeting — February 12, 2020 William J. Wheeler or John Golden, or either of them, each with the power of substitution, are hereby authorized to represent and vote the Class A Common Shares and Class B Common Shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Athene Holding Ltd. to be held on February 12, 2020, at 8:30 a.m., Greenwich Mean Time, at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom or at any postponement or adjournment thereof. This Proxy will be voted as directed or, if no direction is indicated, it will be voted FOR Proposals 1—5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) CLASS A SHAREHOLDERS MUST COMPLETE QUESTIONS A—B ON REVERSE SIDE OF THIS CARD OR THEIR VOTES MAY NOT BE COUNTED. SEE ABOVE FOR DETAILS. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

1 3 For Against Abstain 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 035BSF + + Proposals — The Board of Directors has conditioned the adoption of Proposal 1 and 3 upon approval of each of the other such Proposals, and recommends a vote A FOR Proposals 1 and 3. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Proxy Card 1. To approve the Thirteenth Amended and Restated Bye-laws of Athene Holding Ltd. (the “Company”). 3. To approve the conversion of all Class M common shares of the Company (“Class M Common Shares”), including those that will vest at the time of the conversion, into a combination of Class A Shares and warrants to purchase Class A Shares. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 3 6 8 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Î” â‰^ You may vote online instead of mailing this card. Online Go to www.investorvote.com/ATH or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ATH Votes submitted electronically must be received by 8:00 a.m., Eastern Time, on February 11, 2020. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ATH Notice of Special Meeting of Shareholders Proxy Solicited by Board of Directors for Special Meeting — February 12, 2020 William J. Wheeler or John Golden, or either of them, each with the power of substitution, are hereby authorized to represent and vote the vested Class M Common Shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Athene Holding Ltd. to be held on February 12, 2020, at 8:30 a.m., Greenwich Mean Time, at The Langham Hotel, 1c Portland Place, Regent Street, London, W1B 1JA, United Kingdom or at any postponement or adjournment thereof. This Proxy will be voted as directed or, if no direction is indicated, it will be voted FOR Proposals 1 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Athene Holding Ltd. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + +